(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Diversified International Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Diversified Intl - CL A	-6.32%	15.22%
Fidelity Adv Diversified Intl - CL A (incl. 5.75% sales charge)	-11.71%	8.60%
MSCI® EAFE®	-13.01%	-25.63%
International Funds Average	-12.72%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL A	-6.32%	3.72%
Fidelity Adv Diversified Intl - CL A (incl. 5.75% sales charge)	-11.71%	2.15%
MSCI EAFE	-13.01%	-7.36%
International Funds Average	-12.72%	n/a*

* Not available

Annual Report

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Diversified International Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL T	-6.69%	13.86%
Fidelity Adv Diversified Intl - CL T (incl. 3.50% sales charge)	-9.96%	9.87%
MSCI EAFE	-13.01%	-25.63%
International Funds Average	-12.72%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL T	-6.69%	3.41%
Fidelity Adv Diversified Intl - CL T (incl. 3.50% sales charge)	-9.96%	2.46%
MSCI EAFE	-13.01%	-7.36%
International Funds Average	-12.72%	n/a*

* Not available

Annual Report

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Diversified International Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL B	-7.19%	11.57%
Fidelity Adv Diversified Intl - CL B (incl. contingent deferred sales charge)	-11.83%	8.57%
MSCI EAFE	-13.01%	-25.63%
International Funds Average	-12.72%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL B	-7.19%	2.87%
Fidelity Adv Diversified Intl - CL B (incl. contingent deferred sales charge)	-11.83%	2.14%
MSCI EAFE	-13.01%	-7.36%
International Funds Average	-12.72%	n/a*

* Not available

Annual Report

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class B on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, including the effect of the applicable contingent deferred sales charge, and also shows how the MSCI EAFE Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Diversified International Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year, and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL C	-7.02%	11.77%
Fidelity Adv Diversified Intl - CL C (incl. contingent deferred sales charge)	-7.95%	11.77%
MSCI EAFE	-13.01%	-25.63%
International Funds Average	-12.72%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL C	-7.02%	2.91%
Fidelity Adv Diversified Intl - CL C (incl. contingent deferred sales charge)	-7.95%	2.91%
MSCI EAFE	-13.01%	-7.36%
International Funds Average	-12.72%	n/a*

* Not available

Annual Report

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class C on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Bill Bower, Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. How did the fund perform, Bill?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 6.32%, 6.69%, 7.19% and 7.02%, respectively. For the same period, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index fell 13.01%. The fund also compares its performance to the Lipper Inc. international funds average, which dropped 12.72% during the past year.

Q. Why did the fund handily outperform its benchmarks during the past year?

A. There were two major reasons. The first is based on my view of the general state of worldwide equity valuations. The world's major stock markets posted sharp declines during the past year, largely because of ongoing global economic weakness and declining corporate profits. Based on my company-by-company research, I determined that stocks generally were still overpriced, despite falling share prices. In this challenging environment, the fund's relatively conservative positioning - meaning its emphasis on stable growth stocks and others I identified as undervalued - proved beneficial to its performance. Basically, investors rewarded these stocks, deeming them less risky to own. Second, my stock selection on a relative basis fortunately was quite good. In nearly all the major sectors, the fund's holdings outperformed those held by the MSCI EAFE index.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which specific investment decisions enhanced the fund's relative return?

A. The fund's higher exposure to financials provided the biggest gains, as our holdings in this sector outperformed those held by the MSCI EAFE index by nearly seven percentage points. In this sector, larger positions in strong performers such as Bank of Ireland, Spain's Banco Popular Espanol and South Korea's Kookmin Bank were helpful, as each of these stocks rose more than 25%. It also was beneficial to be underweighted in such laggards as Netherlands insurer Aegon, German diversified financial services firm Allianz and Japan's Sumitomo Mitsui Banking. Good stock selection within the technology sector - in companies such as South Korea's Samsung Electronics and Taiwan Semiconductor - helped the fund's holdings drop only 8.3%, compared to a decline of 28% for the index's technology holdings. My decision to maintain a sizable exposure to Canadian stocks - particularly energy services companies such as Suncor Energy - also was very helpful. Canadian stocks are not part of the MSCI EAFE index, but they represented about 7% of the fund's assets on average during the period, and collectively returned 0.38%. Elsewhere, our holdings in Europe - representing 54% of the fund's net assets on average - outperformed those held by the index by nearly eight percentage points.

Q. Did you implement any other notable strategies?

A. During the past few months, I tried to use the equity market's high volatility to the fund's advantage, buying stocks when they reached what I felt were excessively low valuation levels, as well as taking profits more frequently in those stocks that had risen to fully valued levels. Additionally, I closed the fund's underweighting relative to the index in the technology, media and telecommunications sectors. In doing so, I selectively boosted the fund's exposure to some stocks of well-managed companies that had suffered sharp declines in their valuations - declines that I didn't anticipate would be sustained for any length of time.

Q. Were there any disappointments?

A. Yes - the fund had a negative return. To me, that's disappointing, regardless of the difficult investing environment. In terms of individual stocks, U.K.-based telecom giant Vodafone, the fund's biggest detractor, continued to suffer from the industry's poor business climate. A number of European pharmaceutical stocks - including U.K.-based GlaxoSmithKline, France's Aventis and Ireland's Elan - also performed very poorly as a result of either unfavorable clinical trial results or the loss of patent protection for top-selling drugs. I sold off some of the stocks mentioned in this report prior to the end of the period.

Annual Report

Q. Looking ahead to 2003, can the equity market environment improve?

A. Based on my recent trips overseas, there appears to be a consensus of pessimism about stocks. Few people I spoke with - either in financial services or elsewhere in the corporate world - showed any conviction about the global economy, corporate earnings improvement or the future performance of stocks. The upside is that equity markets don't typically reach a bottom until this type of bearish consensus is reached. Therefore, it's possible that we may have finally seen a final trough in stock performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth by normally investing primarily in non-U.S. securities and normally investing in common stocks

Start date: December 17, 1998

Size: as of October 31, 2002, more than $446 million

Manager: Bill Bower, since 2001; joined Fidelity in 1994

3

Bill Bower explains the fund's underexposure to Japan:

"The fund's holdings in Japan remained at roughly half the exposure of the MSCI EAFE index throughout the period because I didn't believe the country's government officials, political leaders, banking executives or corporate managers were restructuring the domestic business environment fast enough to make its companies as competitive as those elsewhere in the world. In Japan, most political and business leaders have lacked the will to streamline costs at corporations because of a potential social backlash. There's a cultural belief that most companies exist for their employees first, their customers second, and lastly, their shareholders. That differs from many countries in which shareholder value is often paramount.

"After recently visiting Japan, I concluded its domestic businesses remain overprotective of their workers, and banks remain unwilling to loosen their strict lending practices. At some point, Japanese companies that manufacture goods for domestic consumption could significantly lag their foreign peers, many of which are already more globally competitive and more profitable. Some Japanese companies - such as Canon and Hoya - have a global focus on profits, are major exporters of goods and have adopted progressive initiatives. I've recently emphasized these types of Japanese companies in the fund."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Unilever NV (NY Shares) (Netherlands, Food Products)	2.1	1.4
Aventis SA sponsored ADR (France, Pharmaceuticals)	2.0	1.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.8	1.7
TotalFinaElf SA sponsored ADR (France, Oil & Gas)	1.4	1.2
Altadis SA (Spain) (Spain, Tobacco)	1.2	1.0
	8.5
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	25.5
Health Care	14.2	13.4
Consumer Staples	10.5	8.7
Consumer Discretionary	9.5	8.2
Energy	8.8	6.9
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	11.6	13.3
Japan	11.1	14.0
France	10.3	9.4
Netherlands	7.6	5.7
Switzerland	5.7	4.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks and Investment Companies 87.0%	Stocks and Investment Companies 88.3%
Bonds 3.0%	Bonds 3.0%
Short-Term Investments and Net Other Assets 10.0%	Short-Term Investments and Net Other Assets 8.7%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.5%
	Shares	Value (Note 1)
Australia - 2.2%
AMP Ltd.	94,800	$ 668,138
Australia & New Zealand Banking Group Ltd.	180,100	1,881,992
Australian Gas Light Co.	158,307	896,095
Fosters Group Ltd.	288,542	760,600
Macquarie Bank Ltd.	56,173	711,996
National Australia Bank Ltd.	87,000	1,659,406
News Corp. Ltd. sponsored ADR	23,300	460,641
QBE Insurance Group Ltd.	353,600	1,510,973
Suncorp-Metway Ltd.	129,000	868,369
Westfield Holdings Ltd.	47,100	323,852
TOTAL AUSTRALIA		9,742,062
Belgium - 0.8%
Agfa-Gevaert NV	94,500	1,763,155
Dexia SA (strip VVPR) (a)	5,120	51
Groupe Bruxelles Lambrt SA (GBL)	11,034	406,824
Melexis NV	130,950	777,686
Omega Pharma SA	18,574	781,343
TOTAL BELGIUM		3,729,059
Bermuda - 0.5%
Aquarius Platinum Ltd. (Australia)	283,355	1,364,911
Clear Media Ltd.	2,014,100	1,058,782
TOTAL BERMUDA		2,423,693
Brazil - 0.9%
Banco Itau SA (PN)	8,949,200	394,746
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	37,500	582,000
Companhia Vale do Rio Doce sponsored ADR	61,300	1,615,255
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	11,000	172,480
Petroleo Brasileiro SA Petrobras sponsored ADR	43,400	574,182
Uniao de Bancos Brasileiros SA (Unibanco) GDR	93,300	848,097
TOTAL BRAZIL		4,186,760
Canada - 5.7%
Abitibi-Consolidated, Inc.	12,500	79,791
Alcan, Inc.	52,900	1,489,638
Barrick Gold Corp.	33,200	499,961
Brascan Corp. Class A (ltd. vtg.)	22,000	432,880
Canada Life Financial Corp.	41,900	803,182
Canadian Natural Resources Ltd.	39,100	1,068,395
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Canadian Western Bank	11,000	$ 181,897
Dofasco, Inc.	22,600	416,530
EnCana Corp.	58,834	1,717,188
Hurricane Hydrocarbons Class A (a)	44,400	508,952
ITF Optical Technologies, Inc. Series A (d)	1,792	2,240
Jean Coutu Group, Inc. Class A	28,200	333,757
Kingsway Financial Services, Inc. (a)	20,300	157,478
Loblaw Companies Ltd.	10,600	384,941
Maple Leaf Foods, Inc.	47,000	328,988
Mega Bloks, Inc.	7,000	84,286
Mega Bloks, Inc. (a)(c)	7,600	91,510
Metro, Inc. Class A (sub. vtg.)	24,000	271,718
Molson, Inc. Class A	31,500	595,935
National Bank of Canada	55,500	1,047,486
OZ Optics Ltd. unit (d)	5,400	79,650
Pan American Silver Corp. (a)	28,900	159,793
Petro-Canada	57,700	1,603,313
Placer Dome, Inc.	13,000	113,955
Power Corp. of Canada (sub. vtg.)	52,500	1,170,900
Precision Drilling Corp. (a)	49,200	1,681,811
Saputo, Inc.	46,200	771,385
Sun Life Financial Services of Canada, Inc.	106,818	1,795,848
Suncor Energy, Inc.	199,560	2,902,668
Talisman Energy, Inc.	63,500	2,330,481
Thunder Energy, Inc. (a)	39,200	132,160
TimberWest Forest Corp. unit	100,000	757,770
TransCanada PipeLines Ltd.	90,100	1,301,856
TOTAL CANADA		25,298,343
Cayman Islands - 0.1%
Apex Silver Mines Ltd. (a)	22,600	327,700
Croatia - 0.1%
Pliva D.D. unit	22,700	274,670
Denmark - 2.5%
Coloplast AS Series B	13,800	983,417
Danske Bank AS	156,850	2,496,647
Group 4 Falck AS	95,685	2,357,872
Novo-Nordisk AS Series B	139,343	3,842,025
Novozymes AS Series B	84,000	1,532,867
TOTAL DENMARK		11,212,828
Finland - 0.8%
Instrumentarium Oyj	36,600	905,667
Common Stocks - continued
	Shares	Value (Note 1)
Finland - continued
Kone Oyj (B Shares)	18,740	$ 468,358
Nokia Corp. sponsored ADR	105,500	1,753,410
Orion-Yhtyma Oyj (B Shares)	17,000	334,008
TOTAL FINLAND		3,461,443
France - 9.6%
Aventis SA sponsored ADR	147,800	8,749,760
Bacou Dalloz (a)	4,200	374,144
BNP Paribas SA	105,000	4,184,182
Carbone Lorraine Group	16,931	427,504
CNP Assurances	43,593	1,546,868
Credit Lyonnais SA	27,600	980,733
Dassault Aviation SA	1,608	525,068
Elior SA	100,100	470,625
Essilor International SA	27,152	1,092,471
Eurazeo SA	11,034	491,465
Financiere Marc de Lacharriere SA (Fimalac)	12,297	308,184
L'Air Liquide SA	6,862	878,886
L'Oreal SA	12,650	941,577
Marionnaud Parfumeries SA (a)	6,043	210,843
Neopost SA (a)	69,807	2,432,143
NRJ Group	22,330	381,927
Pechiney SA Series A	15,882	489,835
Pernod-Ricard	33,490	3,391,082
Pinault Printemps-Redoute SA	16,500	1,319,601
Remy Cointreau SA	5,871	177,007
Schneider Electric SA	35,784	1,657,609
Technip-Coflexip SA	32,633	2,120,504
Television Francaise 1 SA	83,433	2,147,132
TotalFinaElf SA:
Series B	11,000	1,496,440
sponsored ADR	89,000	6,053,780
TOTAL FRANCE		42,849,370
Germany - 3.5%
Allianz AG (Reg.)	3,607	378,728
Altana AG	26,350	1,277,459
Amadeus AG	9,063	58,309
AMB Generali Holding AG	7,600	465,115
Andrea-Noris Zahn AG	2,679	59,663
Beiersdorf AG	11,500	1,266,781
Celanese AG (Reg.) (a)	55,428	1,046,779
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Deutsche Boerse AG	60,413	$ 2,178,397
DIS Deutscher Industrie Service AG	41,130	601,701
Gehe AG	26,227	1,003,334
Infineon Technologies AG sponsored ADR (a)	81,900	795,249
Lambda Physik AG (a)	10,298	77,976
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	11,500	1,469,051
Rhoen-Klinikum AG	10,263	386,016
Salzgitter AG	23,300	163,743
Schering AG	17,595	815,047
Schwarz Pharma AG	9,300	178,119
Stada Arzneimittel AG	55,943	2,026,629
Wella AG	25,584	1,351,238
TOTAL GERMANY		15,599,334
Greece - 0.3%
Coca-Cola Hellenic Bottlng Co. SA (Bearer)	57,120	803,962
Public Power Corp. of Greece	29,930	406,451
Technical Olympic SA (Reg.)	50,480	153,893
TOTAL GREECE		1,364,306
Hong Kong - 1.5%
Aeon Credit Service (Asia) Co. Ltd.	500,000	166,681
China Mobile (Hong Kong) Ltd. (a)	180,000	441,000
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	120,400	1,474,900
CNOOC Ltd. sponsored ADR	54,800	1,368,904
Esprit Holdings Ltd.	209,000	351,042
Hong Kong Exchanges & Clearing Ltd.	622,000	825,415
Hutchison Whampoa Ltd.	108,900	670,210
Sun Hung Kai Properties Ltd.	93,000	579,510
Television Broadcasts Ltd.	214,000	736,715
Yue Yuen Industrial Holdings Ltd.	88,000	242,584
TOTAL HONG KONG		6,856,961
India - 1.0%
Dr. Reddy's Laboratories Ltd.	63,680	914,890
Infosys Technologies Ltd.	8,640	677,009
Ranbaxy Laboratories Ltd.	190,080	2,052,188
State Bank of India	128,200	609,308
TOTAL INDIA		4,253,395
Ireland - 2.6%
Allied Irish Banks PLC	66,200	927,175
Bank of Ireland	365,377	4,050,482
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - continued
CRH PLC	57,400	$ 728,362
DCC PLC (Ireland)	24,750	233,952
IAWS Group PLC:
(Ireland)	142,500	1,001,430
(United Kingdom) (Reg.)	22,000	153,174
Independent News & Media PLC (Ireland)	331,814	459,801
Irish Life & Permanent PLC	109,400	1,299,409
Kerry Group PLC Class A	85,100	1,103,439
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	83,200	535,284
sponsored ADR (a)	31,300	1,164,673
TOTAL IRELAND		11,657,181
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	22,800	1,765,404
Italy - 2.0%
Autostrade Spa	56,300	467,929
Banco Popolare di Verona e Novara	100,188	1,199,612
Bulgari Spa	18,400	76,291
Cassa Di Risparmio Di Firenze	341,625	412,193
Credito Emiliano Spa	28,400	137,994
Davide Campari-Milano Spa	3,300	98,023
ENI Spa sponsored ADR	5,630	387,457
Italgas Spa	44,300	429,668
Luxottica Group Spa sponsored ADR	65,200	983,868
Parmalat Finanziaria Spa	373,372	1,044,387
Recordati Spa	18,990	426,488
Saipem Spa	164,686	888,710
Telecom Italia Spa	180,800	1,446,400
Unicredito Italiano Spa	298,285	1,118,379
TOTAL ITALY		9,117,399
Japan - 11.1%
Aeon Credit Service Ltd.	8,200	283,024
Asahi National Broadcasting Co.	109	172,543
Canon, Inc. ADR	129,600	4,764,096
Credit Saison Co. Ltd.	85,200	1,682,379
Daito Trust Construction Co.	55,000	1,079,311
Daiwa Securities Group, Inc.	628,000	2,931,060
Fuji Photo Film Co. Ltd.	21,000	575,169
Fuji Television Network, Inc.	81	380,033
Heiwa Corp.	16,700	248,139
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Hokkaido Coca-Cola Bottling Co. Ltd. (a)	11,000	$ 48,468
Hoya Corp.	34,000	2,333,157
Ito-Yokado Co. Ltd.	18,000	561,054
JAFCO Co. Ltd.	20,100	844,641
Keyence Corp.	6,500	1,075,599
Kobayashi Pharmaceutical Co. Ltd.	10,300	404,251
Kyocera Corp.	35,000	2,065,350
Kyocera Corp. sponsored ADR	5,100	300,951
Nikko Cordial Corp.	986,000	3,950,275
Nikon Corp.	97,000	677,508
Nintendo Co. Ltd.	8,900	856,921
Nissan Motor Co. Ltd.	347,000	2,664,330
Nomura Holdings, Inc.	323,000	3,716,128
Olympus Optical Co. Ltd.	48,000	728,098
Omron Corp.	66,000	780,874
ORIX Corp.	34,100	1,928,220
Rohm Co. Ltd.	9,800	1,233,846
Shin-Etsu Chemical Co. Ltd.	44,800	1,381,780
Sony Corp. sponsored ADR	70,100	3,031,124
Stanley Electric Co. Ltd.	63,000	721,219
Sumitomo Bakelite Co. Ltd.	68,000	272,988
Takeda Chemical Industries Ltd.	78,600	3,264,445
Tanabe Seiyaku Co. Ltd.	68,000	577,047
Terumo Corp.	56,200	772,231
Tokyo Electron Ltd.	43,400	1,749,386
Toyota Industries Corp.	40,000	597,609
UMC Japan (a)	672	553,809
Yamada Denki Co. Ltd.	6,300	155,245
Yamada Denki Co. Ltd. New (a)	12,600	296,096
TOTAL JAPAN		49,658,404
Korea (South) - 1.2%
KT Corp. sponsored ADR	42,600	875,004
Pacific Corp.	7,100	713,480
Samsung Electronics Co. Ltd.	12,630	3,559,924
TOTAL KOREA (SOUTH)		5,148,408
Luxembourg - 0.2%
Espirito Santo Financial Holding SA ADR	64,640	969,600
Mexico - 1.0%
Coca-Cola Femsa SA de CV sponsored ADR	35,800	747,504
Fomento Economico Mexicano SA de CV sponsored ADR	11,400	412,680
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Grupo Radio Centro SA de CV sponsored ADR (a)	72,500	$ 168,925
Telefonos de Mexico SA de CV sponsored ADR	81,000	2,470,500
TV Azteca SA de CV sponsored ADR	146,100	708,585
TOTAL MEXICO		4,508,194
Netherlands - 7.4%
Akzo Nobel NV	11,967	357,717
ASM International NV (Nasdaq) (a)	20,700	262,890
ASML Holding NV (NY Shares) (a)	259,900	2,235,140
Euronext NV	103,472	2,058,573
Fugro NV (Certificaten Van Aandelen)	16,900	677,469
Heineken Holding NV (A Shares)	39,225	1,146,888
Hunter Douglas NV	7,780	190,976
ING Groep NV (Certificaten Van Aandelen)	117,592	1,965,870
Koninklijke Ahold NV sponsored ADR	110,400	1,387,728
Koninklijke Boskalis Westminster NV (Certificaten Van Aandelen)	12,175	216,312
Koninklijke Philips Electronics NV (NY shares)	55,900	989,430
OPG Groep NV	18,700	748,700
Reed Elsevier NV	133,600	1,664,867
Rodamco Europe NV	23,952	989,796
Royal Dutch Petroleum Co. (NY Shares)	84,100	3,597,798
STMicroelectronics NV (NY Shares)	75,500	1,485,085
Unilever NV (NY Shares)	147,900	9,467,077
Van der Moolen Holding NV sponsored ADR	24,400	547,780
Vedior NV (Certificaten Van Aandelen)	115,892	705,466
VNU NV	64,849	1,740,124
Vodafone Libertel NV (a)	62,400	472,491
TOTAL NETHERLANDS		32,908,177
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	16,500	661,815
Norway - 1.5%
DnB Holding ASA	493,500	2,275,539
Gjensidige Nor ASA (a)	36,150	1,122,595
Norsk Hydro AS	56,860	2,189,951
ProSafe ASA (a)	25,850	326,657
Schibsted AS (B Shares)	34,900	333,109
Statoil ASA	86,300	626,480
TOTAL NORWAY		6,874,331
Panama - 0.0%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	44,700	137,229
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.9%
JSC MMC 'Norilsk Nickel' sponsored ADR	2,800	$ 55,720
Sibneft sponsord ADR	33,000	641,850
Surgutneftegaz JSC sponsored ADR	69,000	1,242,000
Unified Energy Systems sponsored ADR	17,300	188,570
YUKOS Corp. sponsored ADR	13,800	1,911,300
TOTAL RUSSIA		4,039,440
Singapore - 0.8%
DBS Group Holdings Ltd.	126,500	887,217
Flextronics International Ltd. (a)	201,200	1,682,032
Fraser & Neave Ltd.	55,800	243,020
Singapore Exchange Ltd.	739,000	484,864
Want Want Holdings Ltd.	718,000	448,750
TOTAL SINGAPORE		3,745,883
South Africa - 0.9%
Anglo American Platinum Corp. Ltd.	13,000	468,121
Gold Fields Ltd. New sponsored ADR	33,500	368,500
Harmony Gold Mining Co. Ltd.	60,000	809,086
Harmony Gold Mining Co. Ltd. sponsored ADR	26,000	339,820
Sappi Ltd.	169,500	2,031,535
TOTAL SOUTH AFRICA		4,017,062
Spain - 3.7%
Actividades de Construccion y Servicios SA (ACS)	6,900	191,229
Altadis SA (Spain)	249,560	5,273,759
Amadeus Global Travel Distribution SA Series A	86,997	428,826
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	94,900	911,040
Banco Popular Espanol SA (Reg.)	44,776	1,916,366
Banco Santander Central Hispano SA ADR	427,900	2,537,447
Compania de Distribucion Integral Logista SA	14,200	273,373
Fomento Construcciones y Contratas SA (FOCSA)	51,168	1,053,945
Gas Natural SDG SA Series E	26,022	436,574
Grupo Ferrovial SA	38,171	887,869
Inditex SA	70,856	1,592,025
Inmobiliaria Colonial	11,724	163,158
Telefonica SA sponsored ADR	35,000	988,750
TOTAL SPAIN		16,654,361
Sweden - 2.4%
Alfa Laval AB	34,600	251,335
Capio AB (a)	13,700	82,307
Eniro AB	136,400	826,920
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - continued
Getinge AB (B Shares)	49,900	$ 926,628
Hennes & Mauritz AB (H&M) (B Shares)	50,900	989,677
Munters AB	5,700	122,036
Nordea AB	181,400	743,061
Perbio Science AB (a)	18,980	220,801
Svenska Cellulosa AB (SCA) (B Shares)	145,100	4,437,939
Swedish Match Co.	257,600	1,857,144
TV 4 AB (A Shares)	5,300	70,051
TOTAL SWEDEN		10,527,899
Switzerland - 5.7%
Alcon, Inc.	3,000	123,060
Converium Holding AG	46,224	1,864,855
Credit Suisse Group sponsored ADR	102,000	1,917,600
Edipresse SA (Bearer)	1,472	428,457
Inficon Holding AG (a)	7,307	319,029
Nestle SA (Reg.)	16,354	3,503,717
Nobel Biocare Holding AG (Switzerland) (a)	51,000	2,834,292
Novartis AG (Reg.)	214,173	8,162,147
Roche Holding AG (participation certificate)	20,880	1,476,992
Schindler Holding AG (Reg.)	7,550	1,267,447
SIG Holding AG	4,395	461,128
Swiss Reinsurance Co. (Reg.)	16,076	1,115,406
Tecan Group AG	8,256	254,280
The Swatch Group AG (Reg.)	102,488	1,682,349
Unilabs SA	17,100	219,928
TOTAL SWITZERLAND		25,630,687
Taiwan - 0.5%
Chinatrust Financial Holding Co. (a)	1,481,000	1,182,239
Fubon Financial Holding Co. Ltd.	386,000	337,055
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	193,556	259,376
United Microelectronics Corp. (a)	393,702	285,916
Yuanta Core Pacific Securities Co. Ltd.	541,356	287,059
TOTAL TAIWAN		2,351,645
United Kingdom - 11.6%
3i Group PLC	44,100	344,304
Abbey National PLC	254,800	2,631,157
Amersham PLC	29,000	261,805
Amvescap PLC	31,100	192,690
Anglo American PLC:
ADR	11,805	148,861
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Anglo American PLC: - continued
(United Kingdom)	28,000	$ 358,356
AstraZeneca PLC sponsored ADR	67,500	2,534,625
BAA PLC	102,400	914,027
BBA Group PLC	260,800	722,244
BPB PLC	48,496	213,973
British American Tobacco PLC sponsored ADR	26,500	535,035
British Sky Broadcasting Group PLC (BSkyB) (a)	80,234	757,598
Capital Radio PLC	45,600	372,782
Carlton Communications PLC	290,900	568,928
Centrica PLC	744,800	2,120,872
Danka Business Systems PLC sponsored ADR (a)	153,800	362,968
Diageo PLC	94,300	1,063,039
Enterprise Inns PLC	53,387	483,217
Friends Provident PLC	163,900	334,652
Galen Holdings PLC sponsored ADR	17,600	429,440
Gallaher Group PLC sponsored ADR	42,100	1,637,690
GlaxoSmithKline PLC sponsored ADR	121,280	4,571,043
GWR Group PLC	66,800	131,167
HBOS PLC	135,384	1,498,639
HSBC Holdings PLC (United Kingdom) (Reg.)	76,300	849,982
Inchcape PLC	69,960	751,713
Informa Group PLC	51,900	120,586
Intertek Testing Services PLC	55,800	383,704
Johnson Service Group PLC	122,133	518,807
Johnston Press PLC	130,870	759,657
Lloyds TSB Group PLC	395,000	3,399,094
London Stock Exchange PLC	149,723	776,561
Maiden Group PLC	110,900	407,758
Man Group PLC	27,511	409,776
Next PLC	49,400	687,892
Northern Rock PLC	208,000	2,196,698
PHS Group PLC	124,708	131,705
Professional Staff PLC sponsored ADR (a)	30,400	36,480
Prudential PLC	130,800	935,249
Punch Taverns Ltd. (a)	151,700	574,387
Reckitt Benckiser PLC	132,100	2,397,530
Rentokil Initial PLC	292,100	990,590
Reuters Group PLC	196,900	588,074
Rio Tinto PLC (Reg.)	72,100	1,302,928
Safeway PLC	159,491	553,978
Scottish Radio Holdings PLC	7,400	63,390
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
SMG PLC	408,557	$ 536,952
Smith & Nephew PLC	146,200	869,229
Somerfield PLC	220,818	190,021
Standard Chartered PLC	17,400	202,547
Taylor Nelson Sofres PLC	266,000	582,657
Trinity Mirror PLC	220,742	1,243,343
Ultraframe PLC	56,787	217,680
United Business Media PLC	159,009	636,891
Vodafone Group PLC sponsored ADR	251,500	4,003,880
Xstrata PLC (a)	106,800	1,107,868
TOTAL UNITED KINGDOM		51,616,719
United States of America - 2.9%
Avon Products, Inc.	8,000	387,920
Forest Laboratories, Inc. (a)	13,800	1,352,262
Hollinger International, Inc. Class A	15,600	152,100
Mettler-Toledo International, Inc. (a)	62,300	1,865,885
Motorola, Inc.	264,900	2,429,133
Newmont Mining Corp. Holding Co.	42,320	1,046,150
Orthofix International NV (a)	37,200	944,880
Phelps Dodge Corp. (a)	42,400	1,315,248
Synthes-Stratec, Inc.	2,691	1,626,659
Transocean, Inc.	75,300	1,655,094
TOTAL UNITED STATES OF AMERICA		12,775,331
TOTAL COMMON STOCKS (Cost $414,109,623)		386,345,093
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (d)	8,500	85,000
Nonconvertible Preferred Stocks - 0.0%
Germany - 0.0%
Sanacorp Pharmahandel AG	2,941	40,172
TOTAL PREFERRED STOCKS (Cost $131,926)		125,172
Investment Companies - 0.5%
	Shares	Value (Note 1)
China - 0.1%
China Fund, Inc.	15,100	$ 190,411
Templeton China World Fund, Inc.	23,900	217,490
TOTAL CHINA		407,901
India - 0.1%
India Fund	33,850	304,312
Mexico - 0.2%
Mexico Fund, Inc.	52,600	766,908
Multi-National - 0.1%
Templeton Dragon Fund, Inc.	74,900	617,176
TOTAL INVESTMENT COMPANIES (Cost $2,330,243)		2,096,297
Convertible Bonds - 0.2%
		Principal Amount (e)
Netherlands - 0.2%
ASML Holding NV 4.25% 11/30/04 (c) (Cost $823,826)		$ 1,140,000	934,800
Government Obligations - 3.5%

France - 0.7%
French Government 5% 1/12/06	EUR	3,160,000	3,269,456
Germany - 1.5%
German Federal Republic:
3.2444% 12/11/02	EUR	3,000,000	2,960,017
5% 2/17/06	EUR	1,260,000	1,305,390
6% 1/4/07	EUR	2,200,000	2,368,532
TOTAL GERMANY			6,633,939
United States of America - 1.3%
Freddie Mac:
5.25% 1/15/06	EUR	2,805,000	2,909,005
5.75% 9/15/10	EUR	2,765,000	2,935,491
TOTAL UNITED STATES OF AMERICA			5,844,496
TOTAL GOVERNMENT OBLIGATIONS (Cost $14,380,365)			15,747,891
Money Market Funds - 8.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $39,250,198)	39,250,198	$ 39,250,198
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $471,026,181)	444,499,451
NET OTHER ASSETS - 0.5%	2,027,588
NET ASSETS - 100%	$ 446,527,039
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,026,310 or 0.2% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$ 89,985
Metrophotonics, Inc. Series 2	9/29/00	$ 85,000
OZ Optics Ltd. unit	8/18/00	$ 79,704
(e) Principal amount is stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $341,887,048 and $195,717,667, respectively, of which long-term U.S. government and government agency obligations aggregated $536,311 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,393 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $166,890 or 0% of net assets.

Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $73,897,000 of which $6,956,000, $34,999,000 and $31,942,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002
Assets
Investment in securities, at value (including securities loaned of $805,587) (cost $471,026,181) - See accompanying schedule		$ 444,499,451
Cash		430,011
Foreign currency held at value (cost $3,691)		3,706
Receivable for investments sold		5,437,336
Receivable for fund shares sold		1,428,842
Dividends receivable		718,795
Interest receivable		476,068
Other receivables		101
Total assets		452,994,310

Liabilities
Payable for investments purchased	$ 2,817,075
Payable for fund shares redeemed	2,244,495
Accrued management fee	261,029
Distribution fees payable	172,936
Other payables and accrued expenses	131,236
Collateral on securities loaned, at value	840,500
Total liabilities		6,467,271

Net Assets		$ 446,527,039
Net Assets consist of:
Paid in capital		$ 548,920,015
Undistributed net investment income		1,105,737
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(77,022,411)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(26,476,302)
Net Assets		$ 446,527,039

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($51,616,180 ÷ 4,642,620 shares)	$ 11.12

Maximum offering price per share (100/94.25 of $11.12)	$ 11.80
Class T: Net Asset Value and redemption price per share ($204,407,689 ÷ 18,562,016 shares)	$ 11.01

Maximum offering price per share (100/96.50 of $11.01)	$ 11.41
Class B: Net Asset Value and offering price per share ($48,693,172 ÷ 4,491,163 shares) A	$ 10.84

Class C: Net Asset Value and offering price per share ($53,882,640 ÷ 4,963,258 shares) A	$ 10.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($87,927,358 ÷ 7,838,447 shares)	$ 11.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 7,314,740
Interest		1,222,650
Security lending		174,330
		8,711,720
Less foreign taxes withheld		(737,643)
Total income		7,974,077

Expenses
Management fee	$ 2,960,255
Transfer agent fees	1,366,569
Distribution fees	2,030,942
Accounting and security lending fees	260,923
Non-interested trustees' compensation	1,370
Custodian fees and expenses	350,203
Registration fees	69,535
Audit	30,446
Legal	6,172
Miscellaneous	21,925
Total expenses before reductions	7,098,340
Expense reductions	(137,254)	6,961,086
Net investment income (loss)		1,012,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,378,682)
Foreign currency transactions	7,223
Futures contracts	135,719
Total net realized gain (loss)		(33,235,740)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,903,538)
Assets and liabilities in foreign currencies	61,409
Total change in net unrealized appreciation (depreciation)		(2,842,129)
Net gain (loss)		(36,077,869)
Net increase (decrease) in net assets resulting from operations		$ (35,064,878)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,012,991	$ 1,359,829
Net realized gain (loss)	(33,235,740)	(34,591,435)
Change in net unrealized appreciation (depreciation)	(2,842,129)	(27,122,843)
Net increase (decrease) in net assets resulting from operations	(35,064,878)	(60,354,449)
Distributions to shareholders from net investment income	-	(4,827,941)
Share transactions - net increase (decrease)	160,808,418	117,480,781
Total increase (decrease) in net assets	125,743,540	52,298,391

Net Assets
Beginning of period	320,783,499	268,485,108
End of period (including undistributed net investment income of $1,105,737 and distributions in excess of net investment income of $165,725, respectively)	$ 446,527,039	$ 320,783,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 14.54	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.10	.22 F	.01
Net realized and unrealized gain (loss)	(.82)	(2.48)	1.49	3.04
Total from investment operations	(.75)	(2.38)	1.71	3.05
Distributions from net investment income	-	(.29)	(.03)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.29)	(.22)	-
Net asset value, end of period	$ 11.12	$ 11.87	$ 14.54	$ 13.05
Total Return B, C, D	(6.32)%	(16.69)%	13.13%	30.50%
Ratios to Average Net Assets H
Expenses before expense reductions	1.46%	1.50%	1.52%	2.60% A
Expenses net of voluntary waivers, if any	1.46%	1.50%	1.52%	2.00% A
Expenses net of all reductions	1.43%	1.46%	1.50%	1.97% A
Net investment income (loss)	.54%	.77%	1.44%	.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,616	$ 38,016	$ 27,314	$ 3,841
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.80	$ 14.46	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.06	.17 F	(.02)
Net realized and unrealized gain (loss)	(.81)	(2.46)	1.49	3.04
Total from investment operations	(.79)	(2.40)	1.66	3.02
Distributions from net investment income	-	(.26)	(.03)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.26)	(.22)	-
Net asset value, end of period	$ 11.01	$ 11.80	$ 14.46	$ 13.02
Total Return B, C, D	(6.69)%	(16.90)%	12.78%	30.20%
Ratios to Average Net Assets H
Expenses before expense reductions	1.79%	1.81%	1.82%	2.84% A
Expenses net of voluntary waivers, if any	1.79%	1.81%	1.82%	2.25% A
Expenses net of all reductions	1.76%	1.76%	1.80%	2.22% A
Net investment income (loss)	.21%	.47%	1.15%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,408	$ 153,128	$ 139,347	$ 32,132
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.68	$ 14.33	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.01)	.09 F	(.07)
Net realized and unrealized gain (loss)	(.80)	(2.44)	1.49	3.03
Total from investment operations	(.84)	(2.45)	1.58	2.96
Distributions from net investment income	-	(.20)	(.02)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.20)	(.21)	-
Net asset value, end of period	$ 10.84	$ 11.68	$ 14.33	$ 12.96
Total Return B, C, D	(7.19)%	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.32%	2.35%	2.36%	3.38% A
Expenses net of voluntary waivers, if any	2.32%	2.35%	2.36%	2.75% A
Expenses net of all reductions	2.29%	2.30%	2.34%	2.72% A
Net investment income (loss)	(.32)%	(.07)%	.60%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,693	$ 42,110	$ 43,758	$ 10,839
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.68	$ 14.34	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	-	.10 F	(.07)
Net realized and unrealized gain (loss)	(.79)	(2.45)	1.48	3.03
Total from investment operations	(.82)	(2.45)	1.58	2.96
Distributions from net investment income	-	(.21)	(.01)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.21)	(.20)	-
Net asset value, end of period	$ 10.86	$ 11.68	$ 14.34	$ 12.96
Total Return B, C, D	(7.02)%	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.25%	2.28%	2.32%	3.36% A
Expenses net of voluntary waivers, if any	2.25%	2.28%	2.32%	2.75% A
Expenses net of all reductions	2.22%	2.24%	2.30%	2.72% A
Net investment income (loss)	(.25)%	(.01)%	.65%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,883	$ 44,206	$ 37,765	$ 8,142
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.94	$ 14.60	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.14	.26 E	.03
Net realized and unrealized gain (loss)	(.83)	(2.48)	1.49	3.05
Total from investment operations	(.72)	(2.34)	1.75	3.08
Distributions from net investment income	-	(.32)	(.04)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.32)	(.23)	-
Net asset value, end of period	$ 11.22	$ 11.94	$ 14.60	$ 13.08
Total Return B, C	(6.03)%	(16.38)%	13.42%	30.80%
Ratios to Average Net Assets G
Expenses before expense reductions	1.11%	1.17%	1.24%	2.34% A
Expenses net of voluntary waivers, if any	1.11%	1.17%	1.24%	1.75% A
Expenses net of all reductions	1.07%	1.12%	1.22%	1.72% A
Net investment income (loss)	.89%	1.11%	1.73%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,927	$ 43,323	$ 20,300	$ 4,182
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.13 per share.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 29,776,903	|
Unrealized depreciation	(59,375,206)
Net unrealized appreciation (depreciation)	(29,598,303)
Undistributed ordinary income	1,102,305
Capital loss carryforward	(73,896,868)
Total Distributable earnings	$ (102,392,866)
Cost for federal income tax purposes	$ 474,097,754

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 113,160	$ -	$ 814
Class T	.25%	.25%	957,755	-	3,529
Class B	.75%	.25%	470,114	352,586	-
Class C	.75%	.25%	489,913	109,283	-
			$ 2,030,942	$ 461,869	$ 4,343

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 154,721	$ 50,736
Class T	134,833	40,917
Class B*	143,559	143,559
Class C*	19,841	19,841
	$ 452,954	$ 255,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 133,839.30
Class T	729,462.38
Class B	192,199.41
Class C	167,556.34
Institutional Class	143,513.20
	$ 1,366,569

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $686,114 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 132,130	$ 781
Class A	814	-	-
Class T	3,529	-	-
	$ 4,343	$ 132,130	$ 781

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ -	$ 551,754
Class T	-	2,590,097
Class B	-	627,919
Class C	-	575,744
Institutional Class	-	482,427
Total	$ -	$ 4,827,941

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	4,965,926	3,387,612	$ 60,391,276	$ 45,588,732
Reinvestment of distributions	-	37,104	-	526,509
Shares redeemed	(3,524,989)	(2,101,920)	(43,044,902)	(28,467,839)
Net increase (decrease)	1,440,937	1,322,796	$ 17,346,374	$ 17,647,402
Class T
Shares sold	11,344,882	9,210,564	$ 137,198,617	$ 122,360,251
Reinvestment of distributions	-	175,695	-	2,484,325
Shares redeemed	(5,761,476)	(6,042,391)	(69,065,403)	(79,327,412)
Net increase (decrease)	5,583,406	3,343,868	$ 68,133,214	$ 45,517,164
Class B
Shares sold	1,844,077	1,395,596	$ 21,855,106	$ 18,423,386
Reinvestment of distributions	-	36,461	-	513,003
Shares redeemed	(958,897)	(878,951)	(11,318,826)	(11,159,433)
Net increase (decrease)	885,180	553,106	$ 10,536,280	$ 7,776,956
Class C
Shares sold	2,495,501	2,208,118	$ 29,291,668	$ 29,315,617
Reinvestment of distributions	-	31,036	-	436,672
Shares redeemed	(1,315,554)	(1,088,716)	(15,655,286)	(14,174,749)
Net increase (decrease)	1,179,947	1,150,438	$ 13,636,382	$ 15,577,540
Institutional Class
Shares sold	8,595,974	3,772,160	$ 105,185,292	$ 51,467,764
Reinvestment of distributions	-	22,940	-	326,434
Shares redeemed	(4,386,161)	(1,556,853)	(54,029,124)	(20,832,479)
Net increase (decrease)	4,209,813	2,238,247	$ 51,156,168	$ 30,961,719

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Diversified International (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments,
Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

William Bower (35)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bower is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Bower managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Name, Age; Principal Occupation
Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Diversified International. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Diversified International. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Diversified International. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADIF-ANN-1202 158331
1.728709.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Diversified International Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Diversified Intl - Inst CL	-6.03%	16.57%
MSCI® EAFE®	-13.01%	-25.63%
International Funds Average	-12.72%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Institutional Class ' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - Inst CL	-6.03%	4.04%
MSCI EAFE	-13.01%	-7.36%
International Funds Average	-12.72%	n/a*

Average annual total returns take Institutional Class' shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Bill Bower, Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. How did the fund perform, Bill?

A. For the 12 months ending October 31, 2002, the fund's Institutional Class shares declined 6.03%. For the same period, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index - fell 13.01%. The fund also compares its performance to the Lipper Inc. international funds average, which dropped 12.72% during the past year.

Q. Why did the fund handily outperform its benchmarks during the past year?

A. There were two major reasons. The first is based on my view of the general state of worldwide equity valuations. The world's major stock markets posted sharp declines during the past year, largely because of ongoing global economic weakness and declining corporate profits. Based on my company-by-company research, I determined that stocks generally were still overpriced, despite falling share prices. In this challenging environment, the fund's relatively conservative positioning - meaning its emphasis on stable growth stocks and others I identified as undervalued - proved beneficial to its performance. Basically, investors rewarded these stocks, deeming them less risky to own. Second, my stock selection on a relative basis fortunately was quite good. In nearly all the major sectors, the fund's holdings outperformed those held by the MSCI EAFE index.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which specific investment decisions enhanced the fund's relative return?

A. The fund's higher exposure to financials provided the biggest gains, as our holdings in this sector outperformed those held by the MSCI EAFE index by nearly seven percentage points. In this sector, larger positions in strong performers such as Bank of Ireland, Spain's Banco Popular Espanol and South Korea's Kookmin Bank were helpful, as each of these stocks rose more than 25%. It also was beneficial to be underweighted in such laggards as Netherlands insurer Aegon, German diversified financial services firm Allianz and Japan's Sumitomo Mitsui Banking. Good stock selection within the technology sector - in companies such as South Korea's Samsung Electronics and Taiwan Semiconductor - helped the fund's holdings drop only 8.3%, compared to a decline of 28% for the index's technology holdings. My decision to maintain a sizable exposure to Canadian stocks - particularly energy services companies such as Suncor Energy - also was very helpful. Canadian stocks are not part of the MSCI EAFE index, but they represented about 7% of the fund's assets on average during the period, and collectively returned 0.38%. Elsewhere, our holdings in Europe - representing 54% of the fund's net assets on average - outperformed those held by the index by nearly eight percentage points.

Q. Did you implement any other notable strategies?

A. During the past few months, I tried to use the equity market's high volatility to the fund's advantage, buying stocks when they reached what I felt were excessively low valuation levels, as well as taking profits more frequently in those stocks that had risen to fully valued levels. Additionally, I closed the fund's underweighting relative to the index in the technology, media and telecommunications sectors. In doing so, I selectively boosted the fund's exposure to some stocks of well-managed companies that had suffered sharp declines in their valuations - declines that I didn't anticipate would be sustained for any length of time.

Q. Were there any disappointments?

A. Yes - the fund had a negative return. To me, that's disappointing, regardless of the difficult investing environment. In terms of individual stocks, U.K.-based telecom giant Vodafone, the fund's biggest detractor, continued to suffer from the industry's poor business climate. A number of European pharmaceutical stocks - including U.K.-based GlaxoSmithKline, France's Aventis and Ireland's Elan - also performed very poorly as a result of either unfavorable clinical trial results or the loss of patent protection for top-selling drugs. I sold off some of the stocks mentioned in this report prior to the end of the period.

Annual Report

Q. Looking ahead to 2003, can the equity market environment improve?

A. Based on my recent trips overseas, there appears to be a consensus of pessimism about stocks. Few people I spoke with - either in financial services or elsewhere in the corporate world - showed any conviction about the global economy, corporate earnings improvement or the future performance of stocks. The upside is that equity markets don't typically reach a bottom until this type of bearish consensus is reached. Therefore, it's possible that we may have finally seen a final trough in stock performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth by normally investing primarily in non-U.S. securities and normally investing in common stocks

Start date: December 17, 1998

Size: as of October 31, 2002, more than $446 million

Manager: Bill Bower, since 2001; joined Fidelity in 1994

3

Bill Bower explains the fund's underexposure to Japan:

"The fund's holdings in Japan remained at roughly half the exposure of the MSCI EAFE index throughout the period because I didn't believe the country's government officials, political leaders, banking executives or corporate managers were restructuring the domestic business environment fast enough to make its companies as competitive as those elsewhere in the world. In Japan, most political and business leaders have lacked the will to streamline costs at corporations because of a potential social backlash. There's a cultural belief that most companies exist for their employees first, their customers second, and lastly, their shareholders. That differs from many countries in which shareholder value is often paramount.

"After recently visiting Japan, I concluded its domestic businesses remain overprotective of their workers, and banks remain unwilling to loosen their strict lending practices. At some point, Japanese companies that manufacture goods for domestic consumption could significantly lag their foreign peers, many of which are already more globally competitive and more profitable. Some Japanese companies - such as Canon and Hoya - have a global focus on profits, are major exporters of goods and have adopted progressive initiatives. I've recently emphasized these types of Japanese companies in the fund."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Unilever NV (NY Shares) (Netherlands, Food Products)	2.1	1.4
Aventis SA sponsored ADR (France, Pharmaceuticals)	2.0	1.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.8	1.7
TotalFinaElf SA sponsored ADR (France, Oil & Gas)	1.4	1.2
Altadis SA (Spain) (Spain, Tobacco)	1.2	1.0
	8.5
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	25.5
Health Care	14.2	13.4
Consumer Staples	10.5	8.7
Consumer Discretionary	9.5	8.2
Energy	8.8	6.9
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	11.6	13.3
Japan	11.1	14.0
France	10.3	9.4
Netherlands	7.6	5.7
Switzerland	5.7	4.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks and Investment Companies 87.0%	Stocks and Investment Companies 88.3%
Bonds 3.0%	Bonds 3.0%
Short-Term Investments and Net Other Assets 10.0%	Short-Term Investments and Net Other Assets 8.7%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 86.5%
	Shares	Value (Note 1)
Australia - 2.2%
AMP Ltd.	94,800	$ 668,138
Australia & New Zealand Banking Group Ltd.	180,100	1,881,992
Australian Gas Light Co.	158,307	896,095
Fosters Group Ltd.	288,542	760,600
Macquarie Bank Ltd.	56,173	711,996
National Australia Bank Ltd.	87,000	1,659,406
News Corp. Ltd. sponsored ADR	23,300	460,641
QBE Insurance Group Ltd.	353,600	1,510,973
Suncorp-Metway Ltd.	129,000	868,369
Westfield Holdings Ltd.	47,100	323,852
TOTAL AUSTRALIA		9,742,062
Belgium - 0.8%
Agfa-Gevaert NV	94,500	1,763,155
Dexia SA (strip VVPR) (a)	5,120	51
Groupe Bruxelles Lambrt SA (GBL)	11,034	406,824
Melexis NV	130,950	777,686
Omega Pharma SA	18,574	781,343
TOTAL BELGIUM		3,729,059
Bermuda - 0.5%
Aquarius Platinum Ltd. (Australia)	283,355	1,364,911
Clear Media Ltd.	2,014,100	1,058,782
TOTAL BERMUDA		2,423,693
Brazil - 0.9%
Banco Itau SA (PN)	8,949,200	394,746
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	37,500	582,000
Companhia Vale do Rio Doce sponsored ADR	61,300	1,615,255
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	11,000	172,480
Petroleo Brasileiro SA Petrobras sponsored ADR	43,400	574,182
Uniao de Bancos Brasileiros SA (Unibanco) GDR	93,300	848,097
TOTAL BRAZIL		4,186,760
Canada - 5.7%
Abitibi-Consolidated, Inc.	12,500	79,791
Alcan, Inc.	52,900	1,489,638
Barrick Gold Corp.	33,200	499,961
Brascan Corp. Class A (ltd. vtg.)	22,000	432,880
Canada Life Financial Corp.	41,900	803,182
Canadian Natural Resources Ltd.	39,100	1,068,395
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Canadian Western Bank	11,000	$ 181,897
Dofasco, Inc.	22,600	416,530
EnCana Corp.	58,834	1,717,188
Hurricane Hydrocarbons Class A (a)	44,400	508,952
ITF Optical Technologies, Inc. Series A (d)	1,792	2,240
Jean Coutu Group, Inc. Class A	28,200	333,757
Kingsway Financial Services, Inc. (a)	20,300	157,478
Loblaw Companies Ltd.	10,600	384,941
Maple Leaf Foods, Inc.	47,000	328,988
Mega Bloks, Inc.	7,000	84,286
Mega Bloks, Inc. (a)(c)	7,600	91,510
Metro, Inc. Class A (sub. vtg.)	24,000	271,718
Molson, Inc. Class A	31,500	595,935
National Bank of Canada	55,500	1,047,486
OZ Optics Ltd. unit (d)	5,400	79,650
Pan American Silver Corp. (a)	28,900	159,793
Petro-Canada	57,700	1,603,313
Placer Dome, Inc.	13,000	113,955
Power Corp. of Canada (sub. vtg.)	52,500	1,170,900
Precision Drilling Corp. (a)	49,200	1,681,811
Saputo, Inc.	46,200	771,385
Sun Life Financial Services of Canada, Inc.	106,818	1,795,848
Suncor Energy, Inc.	199,560	2,902,668
Talisman Energy, Inc.	63,500	2,330,481
Thunder Energy, Inc. (a)	39,200	132,160
TimberWest Forest Corp. unit	100,000	757,770
TransCanada PipeLines Ltd.	90,100	1,301,856
TOTAL CANADA		25,298,343
Cayman Islands - 0.1%
Apex Silver Mines Ltd. (a)	22,600	327,700
Croatia - 0.1%
Pliva D.D. unit	22,700	274,670
Denmark - 2.5%
Coloplast AS Series B	13,800	983,417
Danske Bank AS	156,850	2,496,647
Group 4 Falck AS	95,685	2,357,872
Novo-Nordisk AS Series B	139,343	3,842,025
Novozymes AS Series B	84,000	1,532,867
TOTAL DENMARK		11,212,828
Finland - 0.8%
Instrumentarium Oyj	36,600	905,667
Common Stocks - continued
	Shares	Value (Note 1)
Finland - continued
Kone Oyj (B Shares)	18,740	$ 468,358
Nokia Corp. sponsored ADR	105,500	1,753,410
Orion-Yhtyma Oyj (B Shares)	17,000	334,008
TOTAL FINLAND		3,461,443
France - 9.6%
Aventis SA sponsored ADR	147,800	8,749,760
Bacou Dalloz (a)	4,200	374,144
BNP Paribas SA	105,000	4,184,182
Carbone Lorraine Group	16,931	427,504
CNP Assurances	43,593	1,546,868
Credit Lyonnais SA	27,600	980,733
Dassault Aviation SA	1,608	525,068
Elior SA	100,100	470,625
Essilor International SA	27,152	1,092,471
Eurazeo SA	11,034	491,465
Financiere Marc de Lacharriere SA (Fimalac)	12,297	308,184
L'Air Liquide SA	6,862	878,886
L'Oreal SA	12,650	941,577
Marionnaud Parfumeries SA (a)	6,043	210,843
Neopost SA (a)	69,807	2,432,143
NRJ Group	22,330	381,927
Pechiney SA Series A	15,882	489,835
Pernod-Ricard	33,490	3,391,082
Pinault Printemps-Redoute SA	16,500	1,319,601
Remy Cointreau SA	5,871	177,007
Schneider Electric SA	35,784	1,657,609
Technip-Coflexip SA	32,633	2,120,504
Television Francaise 1 SA	83,433	2,147,132
TotalFinaElf SA:
Series B	11,000	1,496,440
sponsored ADR	89,000	6,053,780
TOTAL FRANCE		42,849,370
Germany - 3.5%
Allianz AG (Reg.)	3,607	378,728
Altana AG	26,350	1,277,459
Amadeus AG	9,063	58,309
AMB Generali Holding AG	7,600	465,115
Andrea-Noris Zahn AG	2,679	59,663
Beiersdorf AG	11,500	1,266,781
Celanese AG (Reg.) (a)	55,428	1,046,779
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Deutsche Boerse AG	60,413	$ 2,178,397
DIS Deutscher Industrie Service AG	41,130	601,701
Gehe AG	26,227	1,003,334
Infineon Technologies AG sponsored ADR (a)	81,900	795,249
Lambda Physik AG (a)	10,298	77,976
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	11,500	1,469,051
Rhoen-Klinikum AG	10,263	386,016
Salzgitter AG	23,300	163,743
Schering AG	17,595	815,047
Schwarz Pharma AG	9,300	178,119
Stada Arzneimittel AG	55,943	2,026,629
Wella AG	25,584	1,351,238
TOTAL GERMANY		15,599,334
Greece - 0.3%
Coca-Cola Hellenic Bottlng Co. SA (Bearer)	57,120	803,962
Public Power Corp. of Greece	29,930	406,451
Technical Olympic SA (Reg.)	50,480	153,893
TOTAL GREECE		1,364,306
Hong Kong - 1.5%
Aeon Credit Service (Asia) Co. Ltd.	500,000	166,681
China Mobile (Hong Kong) Ltd. (a)	180,000	441,000
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	120,400	1,474,900
CNOOC Ltd. sponsored ADR	54,800	1,368,904
Esprit Holdings Ltd.	209,000	351,042
Hong Kong Exchanges & Clearing Ltd.	622,000	825,415
Hutchison Whampoa Ltd.	108,900	670,210
Sun Hung Kai Properties Ltd.	93,000	579,510
Television Broadcasts Ltd.	214,000	736,715
Yue Yuen Industrial Holdings Ltd.	88,000	242,584
TOTAL HONG KONG		6,856,961
India - 1.0%
Dr. Reddy's Laboratories Ltd.	63,680	914,890
Infosys Technologies Ltd.	8,640	677,009
Ranbaxy Laboratories Ltd.	190,080	2,052,188
State Bank of India	128,200	609,308
TOTAL INDIA		4,253,395
Ireland - 2.6%
Allied Irish Banks PLC	66,200	927,175
Bank of Ireland	365,377	4,050,482
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - continued
CRH PLC	57,400	$ 728,362
DCC PLC (Ireland)	24,750	233,952
IAWS Group PLC:
(Ireland)	142,500	1,001,430
(United Kingdom) (Reg.)	22,000	153,174
Independent News & Media PLC (Ireland)	331,814	459,801
Irish Life & Permanent PLC	109,400	1,299,409
Kerry Group PLC Class A	85,100	1,103,439
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	83,200	535,284
sponsored ADR (a)	31,300	1,164,673
TOTAL IRELAND		11,657,181
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	22,800	1,765,404
Italy - 2.0%
Autostrade Spa	56,300	467,929
Banco Popolare di Verona e Novara	100,188	1,199,612
Bulgari Spa	18,400	76,291
Cassa Di Risparmio Di Firenze	341,625	412,193
Credito Emiliano Spa	28,400	137,994
Davide Campari-Milano Spa	3,300	98,023
ENI Spa sponsored ADR	5,630	387,457
Italgas Spa	44,300	429,668
Luxottica Group Spa sponsored ADR	65,200	983,868
Parmalat Finanziaria Spa	373,372	1,044,387
Recordati Spa	18,990	426,488
Saipem Spa	164,686	888,710
Telecom Italia Spa	180,800	1,446,400
Unicredito Italiano Spa	298,285	1,118,379
TOTAL ITALY		9,117,399
Japan - 11.1%
Aeon Credit Service Ltd.	8,200	283,024
Asahi National Broadcasting Co.	109	172,543
Canon, Inc. ADR	129,600	4,764,096
Credit Saison Co. Ltd.	85,200	1,682,379
Daito Trust Construction Co.	55,000	1,079,311
Daiwa Securities Group, Inc.	628,000	2,931,060
Fuji Photo Film Co. Ltd.	21,000	575,169
Fuji Television Network, Inc.	81	380,033
Heiwa Corp.	16,700	248,139
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Hokkaido Coca-Cola Bottling Co. Ltd. (a)	11,000	$ 48,468
Hoya Corp.	34,000	2,333,157
Ito-Yokado Co. Ltd.	18,000	561,054
JAFCO Co. Ltd.	20,100	844,641
Keyence Corp.	6,500	1,075,599
Kobayashi Pharmaceutical Co. Ltd.	10,300	404,251
Kyocera Corp.	35,000	2,065,350
Kyocera Corp. sponsored ADR	5,100	300,951
Nikko Cordial Corp.	986,000	3,950,275
Nikon Corp.	97,000	677,508
Nintendo Co. Ltd.	8,900	856,921
Nissan Motor Co. Ltd.	347,000	2,664,330
Nomura Holdings, Inc.	323,000	3,716,128
Olympus Optical Co. Ltd.	48,000	728,098
Omron Corp.	66,000	780,874
ORIX Corp.	34,100	1,928,220
Rohm Co. Ltd.	9,800	1,233,846
Shin-Etsu Chemical Co. Ltd.	44,800	1,381,780
Sony Corp. sponsored ADR	70,100	3,031,124
Stanley Electric Co. Ltd.	63,000	721,219
Sumitomo Bakelite Co. Ltd.	68,000	272,988
Takeda Chemical Industries Ltd.	78,600	3,264,445
Tanabe Seiyaku Co. Ltd.	68,000	577,047
Terumo Corp.	56,200	772,231
Tokyo Electron Ltd.	43,400	1,749,386
Toyota Industries Corp.	40,000	597,609
UMC Japan (a)	672	553,809
Yamada Denki Co. Ltd.	6,300	155,245
Yamada Denki Co. Ltd. New (a)	12,600	296,096
TOTAL JAPAN		49,658,404
Korea (South) - 1.2%
KT Corp. sponsored ADR	42,600	875,004
Pacific Corp.	7,100	713,480
Samsung Electronics Co. Ltd.	12,630	3,559,924
TOTAL KOREA (SOUTH)		5,148,408
Luxembourg - 0.2%
Espirito Santo Financial Holding SA ADR	64,640	969,600
Mexico - 1.0%
Coca-Cola Femsa SA de CV sponsored ADR	35,800	747,504
Fomento Economico Mexicano SA de CV sponsored ADR	11,400	412,680
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Grupo Radio Centro SA de CV sponsored ADR (a)	72,500	$ 168,925
Telefonos de Mexico SA de CV sponsored ADR	81,000	2,470,500
TV Azteca SA de CV sponsored ADR	146,100	708,585
TOTAL MEXICO		4,508,194
Netherlands - 7.4%
Akzo Nobel NV	11,967	357,717
ASM International NV (Nasdaq) (a)	20,700	262,890
ASML Holding NV (NY Shares) (a)	259,900	2,235,140
Euronext NV	103,472	2,058,573
Fugro NV (Certificaten Van Aandelen)	16,900	677,469
Heineken Holding NV (A Shares)	39,225	1,146,888
Hunter Douglas NV	7,780	190,976
ING Groep NV (Certificaten Van Aandelen)	117,592	1,965,870
Koninklijke Ahold NV sponsored ADR	110,400	1,387,728
Koninklijke Boskalis Westminster NV (Certificaten Van Aandelen)	12,175	216,312
Koninklijke Philips Electronics NV (NY shares)	55,900	989,430
OPG Groep NV	18,700	748,700
Reed Elsevier NV	133,600	1,664,867
Rodamco Europe NV	23,952	989,796
Royal Dutch Petroleum Co. (NY Shares)	84,100	3,597,798
STMicroelectronics NV (NY Shares)	75,500	1,485,085
Unilever NV (NY Shares)	147,900	9,467,077
Van der Moolen Holding NV sponsored ADR	24,400	547,780
Vedior NV (Certificaten Van Aandelen)	115,892	705,466
VNU NV	64,849	1,740,124
Vodafone Libertel NV (a)	62,400	472,491
TOTAL NETHERLANDS		32,908,177
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	16,500	661,815
Norway - 1.5%
DnB Holding ASA	493,500	2,275,539
Gjensidige Nor ASA (a)	36,150	1,122,595
Norsk Hydro AS	56,860	2,189,951
ProSafe ASA (a)	25,850	326,657
Schibsted AS (B Shares)	34,900	333,109
Statoil ASA	86,300	626,480
TOTAL NORWAY		6,874,331
Panama - 0.0%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	44,700	137,229
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.9%
JSC MMC 'Norilsk Nickel' sponsored ADR	2,800	$ 55,720
Sibneft sponsord ADR	33,000	641,850
Surgutneftegaz JSC sponsored ADR	69,000	1,242,000
Unified Energy Systems sponsored ADR	17,300	188,570
YUKOS Corp. sponsored ADR	13,800	1,911,300
TOTAL RUSSIA		4,039,440
Singapore - 0.8%
DBS Group Holdings Ltd.	126,500	887,217
Flextronics International Ltd. (a)	201,200	1,682,032
Fraser & Neave Ltd.	55,800	243,020
Singapore Exchange Ltd.	739,000	484,864
Want Want Holdings Ltd.	718,000	448,750
TOTAL SINGAPORE		3,745,883
South Africa - 0.9%
Anglo American Platinum Corp. Ltd.	13,000	468,121
Gold Fields Ltd. New sponsored ADR	33,500	368,500
Harmony Gold Mining Co. Ltd.	60,000	809,086
Harmony Gold Mining Co. Ltd. sponsored ADR	26,000	339,820
Sappi Ltd.	169,500	2,031,535
TOTAL SOUTH AFRICA		4,017,062
Spain - 3.7%
Actividades de Construccion y Servicios SA (ACS)	6,900	191,229
Altadis SA (Spain)	249,560	5,273,759
Amadeus Global Travel Distribution SA Series A	86,997	428,826
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	94,900	911,040
Banco Popular Espanol SA (Reg.)	44,776	1,916,366
Banco Santander Central Hispano SA ADR	427,900	2,537,447
Compania de Distribucion Integral Logista SA	14,200	273,373
Fomento Construcciones y Contratas SA (FOCSA)	51,168	1,053,945
Gas Natural SDG SA Series E	26,022	436,574
Grupo Ferrovial SA	38,171	887,869
Inditex SA	70,856	1,592,025
Inmobiliaria Colonial	11,724	163,158
Telefonica SA sponsored ADR	35,000	988,750
TOTAL SPAIN		16,654,361
Sweden - 2.4%
Alfa Laval AB	34,600	251,335
Capio AB (a)	13,700	82,307
Eniro AB	136,400	826,920
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - continued
Getinge AB (B Shares)	49,900	$ 926,628
Hennes & Mauritz AB (H&M) (B Shares)	50,900	989,677
Munters AB	5,700	122,036
Nordea AB	181,400	743,061
Perbio Science AB (a)	18,980	220,801
Svenska Cellulosa AB (SCA) (B Shares)	145,100	4,437,939
Swedish Match Co.	257,600	1,857,144
TV 4 AB (A Shares)	5,300	70,051
TOTAL SWEDEN		10,527,899
Switzerland - 5.7%
Alcon, Inc.	3,000	123,060
Converium Holding AG	46,224	1,864,855
Credit Suisse Group sponsored ADR	102,000	1,917,600
Edipresse SA (Bearer)	1,472	428,457
Inficon Holding AG (a)	7,307	319,029
Nestle SA (Reg.)	16,354	3,503,717
Nobel Biocare Holding AG (Switzerland) (a)	51,000	2,834,292
Novartis AG (Reg.)	214,173	8,162,147
Roche Holding AG (participation certificate)	20,880	1,476,992
Schindler Holding AG (Reg.)	7,550	1,267,447
SIG Holding AG	4,395	461,128
Swiss Reinsurance Co. (Reg.)	16,076	1,115,406
Tecan Group AG	8,256	254,280
The Swatch Group AG (Reg.)	102,488	1,682,349
Unilabs SA	17,100	219,928
TOTAL SWITZERLAND		25,630,687
Taiwan - 0.5%
Chinatrust Financial Holding Co. (a)	1,481,000	1,182,239
Fubon Financial Holding Co. Ltd.	386,000	337,055
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	193,556	259,376
United Microelectronics Corp. (a)	393,702	285,916
Yuanta Core Pacific Securities Co. Ltd.	541,356	287,059
TOTAL TAIWAN		2,351,645
United Kingdom - 11.6%
3i Group PLC	44,100	344,304
Abbey National PLC	254,800	2,631,157
Amersham PLC	29,000	261,805
Amvescap PLC	31,100	192,690
Anglo American PLC:
ADR	11,805	148,861
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Anglo American PLC: - continued
(United Kingdom)	28,000	$ 358,356
AstraZeneca PLC sponsored ADR	67,500	2,534,625
BAA PLC	102,400	914,027
BBA Group PLC	260,800	722,244
BPB PLC	48,496	213,973
British American Tobacco PLC sponsored ADR	26,500	535,035
British Sky Broadcasting Group PLC (BSkyB) (a)	80,234	757,598
Capital Radio PLC	45,600	372,782
Carlton Communications PLC	290,900	568,928
Centrica PLC	744,800	2,120,872
Danka Business Systems PLC sponsored ADR (a)	153,800	362,968
Diageo PLC	94,300	1,063,039
Enterprise Inns PLC	53,387	483,217
Friends Provident PLC	163,900	334,652
Galen Holdings PLC sponsored ADR	17,600	429,440
Gallaher Group PLC sponsored ADR	42,100	1,637,690
GlaxoSmithKline PLC sponsored ADR	121,280	4,571,043
GWR Group PLC	66,800	131,167
HBOS PLC	135,384	1,498,639
HSBC Holdings PLC (United Kingdom) (Reg.)	76,300	849,982
Inchcape PLC	69,960	751,713
Informa Group PLC	51,900	120,586
Intertek Testing Services PLC	55,800	383,704
Johnson Service Group PLC	122,133	518,807
Johnston Press PLC	130,870	759,657
Lloyds TSB Group PLC	395,000	3,399,094
London Stock Exchange PLC	149,723	776,561
Maiden Group PLC	110,900	407,758
Man Group PLC	27,511	409,776
Next PLC	49,400	687,892
Northern Rock PLC	208,000	2,196,698
PHS Group PLC	124,708	131,705
Professional Staff PLC sponsored ADR (a)	30,400	36,480
Prudential PLC	130,800	935,249
Punch Taverns Ltd. (a)	151,700	574,387
Reckitt Benckiser PLC	132,100	2,397,530
Rentokil Initial PLC	292,100	990,590
Reuters Group PLC	196,900	588,074
Rio Tinto PLC (Reg.)	72,100	1,302,928
Safeway PLC	159,491	553,978
Scottish Radio Holdings PLC	7,400	63,390
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
SMG PLC	408,557	$ 536,952
Smith & Nephew PLC	146,200	869,229
Somerfield PLC	220,818	190,021
Standard Chartered PLC	17,400	202,547
Taylor Nelson Sofres PLC	266,000	582,657
Trinity Mirror PLC	220,742	1,243,343
Ultraframe PLC	56,787	217,680
United Business Media PLC	159,009	636,891
Vodafone Group PLC sponsored ADR	251,500	4,003,880
Xstrata PLC (a)	106,800	1,107,868
TOTAL UNITED KINGDOM		51,616,719
United States of America - 2.9%
Avon Products, Inc.	8,000	387,920
Forest Laboratories, Inc. (a)	13,800	1,352,262
Hollinger International, Inc. Class A	15,600	152,100
Mettler-Toledo International, Inc. (a)	62,300	1,865,885
Motorola, Inc.	264,900	2,429,133
Newmont Mining Corp. Holding Co.	42,320	1,046,150
Orthofix International NV (a)	37,200	944,880
Phelps Dodge Corp. (a)	42,400	1,315,248
Synthes-Stratec, Inc.	2,691	1,626,659
Transocean, Inc.	75,300	1,655,094
TOTAL UNITED STATES OF AMERICA		12,775,331
TOTAL COMMON STOCKS (Cost $414,109,623)		386,345,093
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (d)	8,500	85,000
Nonconvertible Preferred Stocks - 0.0%
Germany - 0.0%
Sanacorp Pharmahandel AG	2,941	40,172
TOTAL PREFERRED STOCKS (Cost $131,926)		125,172
Investment Companies - 0.5%
	Shares	Value (Note 1)
China - 0.1%
China Fund, Inc.	15,100	$ 190,411
Templeton China World Fund, Inc.	23,900	217,490
TOTAL CHINA		407,901
India - 0.1%
India Fund	33,850	304,312
Mexico - 0.2%
Mexico Fund, Inc.	52,600	766,908
Multi-National - 0.1%
Templeton Dragon Fund, Inc.	74,900	617,176
TOTAL INVESTMENT COMPANIES (Cost $2,330,243)		2,096,297
Convertible Bonds - 0.2%
		Principal Amount (e)
Netherlands - 0.2%
ASML Holding NV 4.25% 11/30/04 (c) (Cost $823,826)		$ 1,140,000	934,800
Government Obligations - 3.5%

France - 0.7%
French Government 5% 1/12/06	EUR	3,160,000	3,269,456
Germany - 1.5%
German Federal Republic:
3.2444% 12/11/02	EUR	3,000,000	2,960,017
5% 2/17/06	EUR	1,260,000	1,305,390
6% 1/4/07	EUR	2,200,000	2,368,532
TOTAL GERMANY			6,633,939
United States of America - 1.3%
Freddie Mac:
5.25% 1/15/06	EUR	2,805,000	2,909,005
5.75% 9/15/10	EUR	2,765,000	2,935,491
TOTAL UNITED STATES OF AMERICA			5,844,496
TOTAL GOVERNMENT OBLIGATIONS (Cost $14,380,365)			15,747,891
Money Market Funds - 8.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $39,250,198)	39,250,198	$ 39,250,198
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $471,026,181)	444,499,451
NET OTHER ASSETS - 0.5%	2,027,588
NET ASSETS - 100%	$ 446,527,039
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,026,310 or 0.2% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$ 89,985
Metrophotonics, Inc. Series 2	9/29/00	$ 85,000
OZ Optics Ltd. unit	8/18/00	$ 79,704
(e) Principal amount is stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $341,887,048 and $195,717,667, respectively, of which long-term U.S. government and government agency obligations aggregated $536,311 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,393 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $166,890 or 0% of net assets.

Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $73,897,000 of which $6,956,000, $34,999,000 and $31,942,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002
Assets
Investment in securities, at value (including securities loaned of $805,587) (cost $471,026,181) - See accompanying schedule		$ 444,499,451
Cash		430,011
Foreign currency held at value (cost $3,691)		3,706
Receivable for investments sold		5,437,336
Receivable for fund shares sold		1,428,842
Dividends receivable		718,795
Interest receivable		476,068
Other receivables		101
Total assets		452,994,310

Liabilities
Payable for investments purchased	$ 2,817,075
Payable for fund shares redeemed	2,244,495
Accrued management fee	261,029
Distribution fees payable	172,936
Other payables and accrued expenses	131,236
Collateral on securities loaned, at value	840,500
Total liabilities		6,467,271

Net Assets		$ 446,527,039
Net Assets consist of:
Paid in capital		$ 548,920,015
Undistributed net investment income		1,105,737
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(77,022,411)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(26,476,302)
Net Assets		$ 446,527,039

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($51,616,180 ÷ 4,642,620 shares)	$ 11.12

Maximum offering price per share (100/94.25 of $11.12)	$ 11.80
Class T: Net Asset Value and redemption price per share ($204,407,689 ÷ 18,562,016 shares)	$ 11.01

Maximum offering price per share (100/96.50 of $11.01)	$ 11.41
Class B: Net Asset Value and offering price per share ($48,693,172 ÷ 4,491,163 shares) A	$ 10.84

Class C: Net Asset Value and offering price per share ($53,882,640 ÷ 4,963,258 shares) A	$ 10.86

Institutional Class: Net Asset Value, offering price and redemption price per share ($87,927,358 ÷ 7,838,447 shares)	$ 11.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 7,314,740
Interest		1,222,650
Security lending		174,330
		8,711,720
Less foreign taxes withheld		(737,643)
Total income		7,974,077

Expenses
Management fee	$ 2,960,255
Transfer agent fees	1,366,569
Distribution fees	2,030,942
Accounting and security lending fees	260,923
Non-interested trustees' compensation	1,370
Custodian fees and expenses	350,203
Registration fees	69,535
Audit	30,446
Legal	6,172
Miscellaneous	21,925
Total expenses before reductions	7,098,340
Expense reductions	(137,254)	6,961,086
Net investment income (loss)		1,012,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,378,682)
Foreign currency transactions	7,223
Futures contracts	135,719
Total net realized gain (loss)		(33,235,740)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,903,538)
Assets and liabilities in foreign currencies	61,409
Total change in net unrealized appreciation (depreciation)		(2,842,129)
Net gain (loss)		(36,077,869)
Net increase (decrease) in net assets resulting from operations		$ (35,064,878)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,012,991	$ 1,359,829
Net realized gain (loss)	(33,235,740)	(34,591,435)
Change in net unrealized appreciation (depreciation)	(2,842,129)	(27,122,843)
Net increase (decrease) in net assets resulting from operations	(35,064,878)	(60,354,449)
Distributions to shareholders from net investment income	-	(4,827,941)
Share transactions - net increase (decrease)	160,808,418	117,480,781
Total increase (decrease) in net assets	125,743,540	52,298,391

Net Assets
Beginning of period	320,783,499	268,485,108
End of period (including undistributed net investment income of $1,105,737 and distributions in excess of net investment income of $165,725, respectively)	$ 446,527,039	$ 320,783,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 14.54	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.10	.22 F	.01
Net realized and unrealized gain (loss)	(.82)	(2.48)	1.49	3.04
Total from investment operations	(.75)	(2.38)	1.71	3.05
Distributions from net investment income	-	(.29)	(.03)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.29)	(.22)	-
Net asset value, end of period	$ 11.12	$ 11.87	$ 14.54	$ 13.05
Total Return B, C, D	(6.32)%	(16.69)%	13.13%	30.50%
Ratios to Average Net Assets H
Expenses before expense reductions	1.46%	1.50%	1.52%	2.60% A
Expenses net of voluntary waivers, if any	1.46%	1.50%	1.52%	2.00% A
Expenses net of all reductions	1.43%	1.46%	1.50%	1.97% A
Net investment income (loss)	.54%	.77%	1.44%	.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,616	$ 38,016	$ 27,314	$ 3,841
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.80	$ 14.46	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.06	.17 F	(.02)
Net realized and unrealized gain (loss)	(.81)	(2.46)	1.49	3.04
Total from investment operations	(.79)	(2.40)	1.66	3.02
Distributions from net investment income	-	(.26)	(.03)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.26)	(.22)	-
Net asset value, end of period	$ 11.01	$ 11.80	$ 14.46	$ 13.02
Total Return B, C, D	(6.69)%	(16.90)%	12.78%	30.20%
Ratios to Average Net Assets H
Expenses before expense reductions	1.79%	1.81%	1.82%	2.84% A
Expenses net of voluntary waivers, if any	1.79%	1.81%	1.82%	2.25% A
Expenses net of all reductions	1.76%	1.76%	1.80%	2.22% A
Net investment income (loss)	.21%	.47%	1.15%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,408	$ 153,128	$ 139,347	$ 32,132
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.68	$ 14.33	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.01)	.09 F	(.07)
Net realized and unrealized gain (loss)	(.80)	(2.44)	1.49	3.03
Total from investment operations	(.84)	(2.45)	1.58	2.96
Distributions from net investment income	-	(.20)	(.02)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.20)	(.21)	-
Net asset value, end of period	$ 10.84	$ 11.68	$ 14.33	$ 12.96
Total Return B, C, D	(7.19)%	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.32%	2.35%	2.36%	3.38% A
Expenses net of voluntary waivers, if any	2.32%	2.35%	2.36%	2.75% A
Expenses net of all reductions	2.29%	2.30%	2.34%	2.72% A
Net investment income (loss)	(.32)%	(.07)%	.60%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,693	$ 42,110	$ 43,758	$ 10,839
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.68	$ 14.34	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	-	.10 F	(.07)
Net realized and unrealized gain (loss)	(.79)	(2.45)	1.48	3.03
Total from investment operations	(.82)	(2.45)	1.58	2.96
Distributions from net investment income	-	(.21)	(.01)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.21)	(.20)	-
Net asset value, end of period	$ 10.86	$ 11.68	$ 14.34	$ 12.96
Total Return B, C, D	(7.02)%	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets H
Expenses before expense reductions	2.25%	2.28%	2.32%	3.36% A
Expenses net of voluntary waivers, if any	2.25%	2.28%	2.32%	2.75% A
Expenses net of all reductions	2.22%	2.24%	2.30%	2.72% A
Net investment income (loss)	(.25)%	(.01)%	.65%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,883	$ 44,206	$ 37,765	$ 8,142
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.94	$ 14.60	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.14	.26 E	.03
Net realized and unrealized gain (loss)	(.83)	(2.48)	1.49	3.05
Total from investment operations	(.72)	(2.34)	1.75	3.08
Distributions from net investment income	-	(.32)	(.04)	-
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.02)	-
Total distributions	-	(.32)	(.23)	-
Net asset value, end of period	$ 11.22	$ 11.94	$ 14.60	$ 13.08
Total Return B, C	(6.03)%	(16.38)%	13.42%	30.80%
Ratios to Average Net Assets G
Expenses before expense reductions	1.11%	1.17%	1.24%	2.34% A
Expenses net of voluntary waivers, if any	1.11%	1.17%	1.24%	1.75% A
Expenses net of all reductions	1.07%	1.12%	1.22%	1.72% A
Net investment income (loss)	.89%	1.11%	1.73%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,927	$ 43,323	$ 20,300	$ 4,182
Portfolio turnover rate	53%	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.13 per share.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 29,776,903	|
Unrealized depreciation	(59,375,206)
Net unrealized appreciation (depreciation)	(29,598,303)
Undistributed ordinary income	1,102,305
Capital loss carryforward	(73,896,868)
Total Distributable earnings	$ (102,392,866)
Cost for federal income tax purposes	$ 474,097,754

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 113,160	$ -	$ 814
Class T	.25%	.25%	957,755	-	3,529
Class B	.75%	.25%	470,114	352,586	-
Class C	.75%	.25%	489,913	109,283	-
			$ 2,030,942	$ 461,869	$ 4,343

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 154,721	$ 50,736
Class T	134,833	40,917
Class B*	143,559	143,559
Class C*	19,841	19,841
	$ 452,954	$ 255,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 133,839.30
Class T	729,462.38
Class B	192,199.41
Class C	167,556.34
Institutional Class	143,513.20
	$ 1,366,569

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $686,114 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Distribution expense reduction	Other expense reduction	Custody expense reduction

Fund Level	$ -	$ 132,130	$ 781
Class A	814	-	-
Class T	3,529	-	-
	$ 4,343	$ 132,130	$ 781

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ -	$ 551,754
Class T	-	2,590,097
Class B	-	627,919
Class C	-	575,744
Institutional Class	-	482,427
Total	$ -	$ 4,827,941

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	4,965,926	3,387,612	$ 60,391,276	$ 45,588,732
Reinvestment of distributions	-	37,104	-	526,509
Shares redeemed	(3,524,989)	(2,101,920)	(43,044,902)	(28,467,839)
Net increase (decrease)	1,440,937	1,322,796	$ 17,346,374	$ 17,647,402
Class T
Shares sold	11,344,882	9,210,564	$ 137,198,617	$ 122,360,251
Reinvestment of distributions	-	175,695	-	2,484,325
Shares redeemed	(5,761,476)	(6,042,391)	(69,065,403)	(79,327,412)
Net increase (decrease)	5,583,406	3,343,868	$ 68,133,214	$ 45,517,164
Class B
Shares sold	1,844,077	1,395,596	$ 21,855,106	$ 18,423,386
Reinvestment of distributions	-	36,461	-	513,003
Shares redeemed	(958,897)	(878,951)	(11,318,826)	(11,159,433)
Net increase (decrease)	885,180	553,106	$ 10,536,280	$ 7,776,956
Class C
Shares sold	2,495,501	2,208,118	$ 29,291,668	$ 29,315,617
Reinvestment of distributions	-	31,036	-	436,672
Shares redeemed	(1,315,554)	(1,088,716)	(15,655,286)	(14,174,749)
Net increase (decrease)	1,179,947	1,150,438	$ 13,636,382	$ 15,577,540
Institutional Class
Shares sold	8,595,974	3,772,160	$ 105,185,292	$ 51,467,764
Reinvestment of distributions	-	22,940	-	326,434
Shares redeemed	(4,386,161)	(1,556,853)	(54,029,124)	(20,832,479)
Net increase (decrease)	4,209,813	2,238,247	$ 51,156,168	$ 30,961,719

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Diversified International (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments,
Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

William Bower (35)

Year of Election or Appointment: 2001

Vice President of Advisor Diversified International. Mr. Bower is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Bower managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Name, Age; Principal Occupation
Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Diversified International. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Diversified International. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Diversified International. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Diversified International. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADIFI-ANN-1202 158330
1.728710.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Emerging Asia Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on June 16, 1999. Class A's 12b-1 fee may range over time between 0.25% and 0.35%, as an amount of brokerage commissons equivalent to up to 0.10% of the class's average net assets may be used to promote the sales of class shares. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity® Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity ® Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns, prior to June 16, 1999, may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class A
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL A	8.09%	-11.93%	-23.89%
Fidelity Adv Emerging Asia - CL A (incl. 5.75% sales charge)	1.87%	-17.00%	-28.26%
MSCI® AC Asia Free ex Japan	13.83%	-21.38%	-38.00%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a *

* Not available

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL A	8.09%	-2.51%	-3.12%
Fidelity Adv Emerging Asia - CL A (incl. 5.75% sales charge)	1.87%	-3.66%	-3.79%
MSCI AC Asia Free ex Japan	13.83%	-4.70%	-5.40%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a *

* Not available

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class A
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class A on March 25, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC Asia Free ex Japan did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on June 16, 1999. Class T's 12b-1 fee may range over time between 0.50% and 0.60%, as an amount of brokerage commissions equivalent to up to 0.10% of the class's average net assets may be used to promote the sale of class shares. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns, prior to June 16, 1999, may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class T
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL T	7.92%	-12.65%	-24.50%
Fidelity Adv Emerging Asia - CL T (incl. 3.50% sales charge)	4.14%	-15.70%	-27.15%
MSCI AC Asia Free ex Japan	13.83%	-21.38%	-38.00%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a *

* Not available

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL T	7.92%	-2.67%	-3.21%
Fidelity Adv Emerging Asia - CL T (incl. 3.50% sales charge)	4.14%	-3.36%	-3.61%
MSCI AC Asia Free ex Japan	13.83%	-4.70%	-5.40%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a *

* Not available

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class T
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class T on March 25, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC Asia Free ex Japan did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 16, 1999. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999, may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class B
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL B	7.36%	-14.25%	-25.89%
Fidelity Adv Emerging Asia - CL B (incl. contingent deferred sales charge)	2.36%	-15.91%	-25.89%
MSCI AC Asia Free ex Japan	13.83%	-21.38%	-38.00%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a *

* Not available

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL B	7.36%	-3.03%	-3.42%
Fidelity Adv Emerging Asia - CL B (incl. contingent deferred sales charge)	2.36%	-3.41%	-3.42%
MSCI AC Asia Free ex Japan	13.83%	-4.70%	-5.40%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a *

* Not available

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class B
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class B on March 25, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC Asia Free ex Japan did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on June 16, 1999. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999, may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class C
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL C	7.35%	-14.16%	-25.81%
Fidelity Adv Emerging Asia - CL C (incl. contingent deferred sales charge)	6.35%	-14.16%	-25.81%
MSCI AC Asia Free ex Japan	13.83%	-21.38%	-38.00%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a *

* Not available

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL C	7.35%	-3.01%	-3.41%
Fidelity Adv Emerging Asia - CL C (incl. contingent deferred sales charge)	6.35%	-3.01%	-3.41%
MSCI AC Asia Free ex Japan	13.83%	-4.70%	-5.40%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a *

* Not available

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Emerging Asia Fund - Class C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class C on March 25, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC Asia Free ex Japan did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Emerging markets in Asia proved to be an attractive segment of a diversified portfolio during the 12-month period ending October 31, 2002, as the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - a benchmark of the overall performance of Asian emerging markets, excluding Japan - gained 13.83%. Despite a poor exporting environment, typically a rich source of revenue for the region's markets, emerging-Asia stocks performed well overall based on the relative good health of their economies, strong domestic consumption trends and low valuations compared to many developed-market equities. South Korea was one of the best performers, based on the growing strength of its economy and solid earnings outlook for 2002. Malaysia also performed well as investors gained confidence in its economic fundamentals, and Thailand rebounded on heavy government and consumer spending. At the other end of the spectrum, Taiwan was hurt by the export slowdown in its all-important semiconductor industry, while persistent deflation in Hong Kong continued to depress property prices and its job market. A potential harbinger of gloom struck emerging markets late in the period, as terrorist-related activity, particularly the bombings in Bali on October 12, soured the near-term outlook for many of the region's equity markets.

(Portfolio Manager photograph)
An interview with Yosawadee Polcharoen, Portfolio Manager of Fidelity Advisor Emerging Asia Fund

Q. How did the fund perform, Yosawadee?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 8.09%, 7.92%, 7.36% and 7.35%, respectively. During the same period, the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index returned 13.83% and the Pacific region ex Japan funds average tracked by Lipper Inc. returned 11.09%.

Q. Why did the fund underperform its benchmarks?

A. Although its absolute performance was positive over the period, the fund's underperformance was due mainly to its overweighted exposure to the Hong Kong property and banking sectors, which continued to suffer from deflationary pressures in the region. Underweighting several strong-performing Taiwanese chemical and plastics stocks also hurt performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What sectors helped performance?

A. Thailand property stocks surged during the past year and were positives for performance. For example, the fund's non-benchmark holding in Land and House, a large Thai property company, gained 140% in the past year. Such strong performance was due to increasing demand for real estate units in the wake of a strengthening domestic economy, rising government spending and easing interest rates. These factors helped to boost consumer sentiment and triggered demand for new homes. This move was further fueled by an increase in the exchange rate of the Thai baht, which amplified the property market's return in U.S. dollar terms.

Q. What would you highlight as disappointments for the fund in the past year?

A. The continued deflationary pressure and negative sentiment in the Hong Kong property sector was the most disappointing. Hong Kong suffered from a weakening economic outlook, rising unemployment and falling orders, which rattled investor sentiment and consumer confidence. Despite the persistently low interest rate environment and government incentives aimed at stimulating demand in the property market, property prices continued to fall. Hutchison Whampoa and Cheung Kong Holdings, both large Hong Kong property conglomerates, underperformed the index and detracted from the fund's performance.

Q. What changes did you make to the fund during the year?

A. I increased positions in Korean banking, electronics and consumer discretionary stocks. I felt that the strength in the Korean economy, fuelled by the domestic consumption recovery and positive government incentives, would continue to boost business development and encourage more aggressive lending by banks. I increased the fund's positions in Korean electronics stocks because I felt they would benefit from the increased global demand for automotive and electronic goods. Since the domestic consumer-driven recovery seemed to be firmly on track in Korea, I also added to positions in consumer discretionary stocks, which should benefit from improved domestic demand. These strategies proved beneficial, as four of the fund's five best-performing stocks were Korean based, including Samsung Electronics, LG Electronics, Kookmin Bank and Hyundai Mobis.

Q. What's your outlook?

A. The strong demand that was apparent during the first and second quarters of 2002 for Asia technology and electronics suffered a setback and, since then, most news from the U.S. - a big market for exports - has been negative. Despite this, the rise of intraregional trade has provided a more stable base for the export-oriented Asian economies. In contrast to the U.S. and Europe, most Asian economies still show strong gross domestic product, export and industrial production numbers are good, and Asian equity valuations are generally lower. This means that any signs of improvement from the U.S. or Europe could be positive for Asia, where manufacturers have been globally competitive.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by normally investing at least 80% of assets in securities of Asian emerging-markets issuers and other investments that are tied economically to Asian emerging markets

Start date: March 25, 1994 (Closed-End Fund)

Size: as of October 31, 2002, more than $28 million

Manager: Yosawadee Polcharoen, since 1999; joined Fidelity in 1992

3

Yosawadee Polcharoen on the rise of Asian consumers:

"Although much of Asia is heavily export dependent, rising domestic consumption is an increasingly important trend. Many countries in the region are experiencing a consumer-driven recovery fueled by increased affluence due to structural and demographic changes. These changing consumption patterns have transformed the face of Asian businesses and consumers.

"In South Korea, with a population of 48 million, recent government policies have encouraged strong domestic consumption and made it less dependent on external demand. Meanwhile, policies aimed at improving corporate governance have enhanced the business landscape and attracted investor interest. Both Malaysia and Thailand are experiencing similar improvements that have boosted spending on consumer goods, real estate development and travel. The trend of lower interest rates in the region in recent years also has encouraged consumer spending and reduced the borrowing costs of some previously unattainable items such as cars and homes.

"Considering China and India are also part of the region, there is considerable room for further growth. History has shown that once these changes begin they're hard to reverse, so investors might want to keep their eyes fixed on Asia."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	8.7	9.3
Hutchison Whampoa Ltd.	3.5	3.8
Sun Hung Kai Properties Ltd.	3.0	2.3
United Overseas Bank Ltd.	2.8	1.5
Cheung Kong Holdings Ltd.	2.8	1.8
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6	3.8
China Mobile (Hong Kong) Ltd.	2.6	3.1
KT Corp.	2.3	0.5
Hang Seng Bank Ltd.	2.3	2.1
HSBC Holdings PLC (Hong Kong) (Reg.)	2.1	0.8
	32.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.3	28.3
Information Technology	23.8	25.7
Consumer Discretionary	12.5	9.5
Telecommunication Services	8.8	8.5
Materials	6.7	3.2
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 98.7%	Stocks 91.6%
Short-Term Investments and Net Other Assets 1.3%	Short-Term Investments and Net Other Assets 8.4%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
Bermuda - 0.1%
Lerado Group Holding Co. Ltd.	254,000	$ 39,406
Cayman Islands - 0.3%
TCL International Holdings Ltd.	316,000	85,084
China - 0.8%
Byd Co. Ltd. (H Shares)	25,000	51,126
Huaneng Power International, Inc. (H Shares)	234,000	168,014
TOTAL CHINA		219,140
Hong Kong - 23.7%
Cheung Kong Holdings Ltd.	118,000	782,950
China Mobile (Hong Kong) Ltd. (a)	298,000	730,100
CLP Holdings Ltd.	85,700	347,224
CNOOC Ltd.	164,000	205,017
Denway Motors Ltd.	490,000	150,782
Esprit Holdings Ltd.	88,000	147,807
Hang Seng Bank Ltd.	60,600	654,612
Henderson Land Development Co. Ltd.	31,000	94,200
Hong Kong & China Gas Co. Ltd.	276,400	363,248
Hong Kong Electric Holdings Ltd.	76,500	310,930
Hong Kong Exchanges & Clearing Ltd.	112,000	148,628
Hutchison Whampoa Ltd.	159,000	978,543
Johnson Electric Holdings Ltd.	169,500	179,294
Li & Fung Ltd.	104,000	103,342
SmarTone Telecommunications Holdings Ltd.	45,000	48,177
Sun Hung Kai Properties Ltd.	136,000	847,455
Swire Pacific Ltd. (A Shares)	75,000	315,411
Texwinca Holdings Ltd.	134,000	86,764
Wharf Holdings Ltd.	110,000	220,724
TOTAL HONG KONG		6,715,208
India - 6.1%
Bajaj Auto Ltd.	13,910	121,418
Bharat Heavy Electricals Ltd.	24,177	74,772
Bharat Petroleum Corp. Ltd.	14,000	54,694
Dr. Reddy's Laboratories Ltd.	6,350	91,230
Grasim Industries Ltd.	11,180	69,846
Hindustan Lever Ltd.	43,260	143,454
Housing Development Finance Corp. Ltd.	9,660	125,356
Infosys Technologies Ltd.	3,540	277,385
ITC Ltd.	100	1,272
Mahindra & Mahindra Ltd.	27,340	47,056
Ranbaxy Laboratories Ltd.	11,984	129,385
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Reliance Industries Ltd.	38,220	$ 210,866
Satyam Computer Services Ltd.	26,760	130,285
State Bank of India	18,925	89,947
Tata Engineering & Locomotive Co. Ltd. (a)	25,450	76,182
Tata Iron & Steel Co. Ltd.	31,250	80,969
TOTAL INDIA		1,724,117
Indonesia - 1.1%
PT Bank PAN Indonesia Tbk (a)	2,062,500	37,987
PT Hanjaya Mandala Sampoerna Tbk	363,500	117,162
PT Telkomunikasi Indonesia Tbk	506,500	168,741
TOTAL INDONESIA		323,890
Korea (South) - 29.5%
Cheil Jedang Corp.	2,870	99,887
Hana Bank	10,977	139,903
Hyundai Mobis	10,200	227,917
Hyundai Motor Co. Ltd.	11,450	289,524
Kia Motors Corp. (a)	23,650	169,839
Kookmin Bank	14,989	497,184
KT Corp.	15,940	655,050
LG Chemical Ltd.	15,070	448,160
LG Electronics, Inc. (a)	15,630	472,475
Pacific Corp.	3,370	338,652
POSCO	5,900	551,920
Samsung Electro-Mechanics Co. Ltd.	13,580	514,242
Samsung Electronics Co. Ltd.	8,757	2,468,277
Samsung Fire & Marine Insurance Co. Ltd.	3,270	197,696
Samsung SDI Co. Ltd.	3,740	231,305
Shinhan Financial Group Co. Ltd.	16,250	170,598
Shinsegae Co. Ltd.	2,100	282,230
SK Telecom Co. Ltd.	3,230	593,750
TOTAL KOREA (SOUTH)		8,348,609
Malaysia - 5.6%
AMMB Holdings BHD	105,400	118,714
Berjaya Sports Toto BHD	19,000	17,000
Berjaya Sports Toto BHD Class A (a)	74,250	60,572
Gamuda BHD	63,000	94,500
Genting BHD	43,000	149,368
Hong Leong Bank BHD	77,000	99,289
IJM Corp. BHD	58,000	78,605
Magnum Corp. BHD	86,000	54,089
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Malayan Banking BHD	99,100	$ 215,151
Maxis Communications BHD (a)	42,200	66,076
New Straits Times Press BHD (a)	26,000	33,526
Public Bank BHD (For. Reg.)	289,500	204,174
Resorts World BHD	86,000	203,684
Tanjong PLC	39,000	95,447
Tenaga Nasional BHD	39,000	91,855
TOTAL MALAYSIA		1,582,050
Philippines - 0.2%
Manila Electric Co. Class B (a)	25,144	9,584
Philippine Long Distance Telephone Co. (a)	9,700	41,995
TOTAL PHILIPPINES		51,579
Singapore - 10.0%
Allgreen Properties Ltd.	94,000	55,294
CapitaLand Ltd.	126,000	91,222
City Developments Ltd.	44,000	116,471
DBS Group Holdings Ltd.	80,463	564,333
Oversea-Chinese Banking Corp. Ltd.	51,604	303,553
Sembcorp Logistics Ltd.	86,000	85,124
Singapore Airlines Ltd.	30,000	186,652
Singapore Press Holdings Ltd.	29,298	328,111
Singapore Telecommunications Ltd.	205,000	166,968
United Overseas Bank Ltd.	106,470	806,956
Venture Corp. Ltd.	19,000	141,855
TOTAL SINGAPORE		2,846,539
Taiwan - 14.4%
Advanced Semiconductor Engineering, Inc. (a)	546,000	298,963
ASUSTeK Computer, Inc.	50,016	103,780
BenQ Corp.	175,640	252,071
China Steel Corp.	7,040	3,794
Chinatrust Financial Holding Co. (a)	254,733	203,346
Compal Electronics, Inc.	297,000	330,380
Formosa Chemicals & Fibre Corp.	190,800	172,105
Formosa Plastic Corp.	340,350	374,679
Fubon Financial Holding Co. Ltd.	228,000	199,089
Hon Hai Precision Industries Co. Ltd.	109,320	395,379
Quanta Computer, Inc.	48,650	98,842
Siliconware Precision Industries Co. Ltd. (a)	180,000	97,003
Sinopac Holdings Co. (a)	327,827	137,461
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	546,482	732,317
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp. (a)	626,444	$ 454,939
Winbond Electronics Corp. (a)	259,000	142,562
Yuanta Core Pacific Securities Co. Ltd.	155,555	82,485
TOTAL TAIWAN		4,079,195
Thailand - 4.7%
Asian Property Development PCL (For. Reg.) (a)	50,500	49,258
Bangkok Bank Ltd. PCL (For. Reg.) (a)	152,200	216,098
Land & House PCL (For. Reg.)	104,900	180,424
Major Cineplex Group PCL (For. Reg.) (a)	45,200	73,046
National Finance PCL (a)	136,000	53,062
Noble Development PCL (For. Reg.) (a)	297,000	62,739
Sansiri PCL (For. Reg.) (a)	159,700	20,831
Siam Cement PCL (For. Reg.)	8,900	219,855
Siam Commercial Bank PCL (For. Reg.) (a)	314,800	192,594
TelecomAsia Corp. PCL (a)	100	13
TelecomAsia Corp. PCL rights 4/30/08	190,863	0
Thai Farmers Bank PCL (For. Reg.) (a)	164,400	117,659
TISCO Finance PCL (For. Reg.) (a)	247,800	131,580
TOTAL THAILAND		1,317,159
United Kingdom - 2.1%
HSBC Holdings PLC (Hong Kong) (Reg.)	53,376	594,609
TOTAL COMMON STOCKS (Cost $25,742,034)		27,926,585
Nonconvertible Preferred Stocks - 0.1%

Korea (South) - 0.1%
Hyundai Motor Co. Ltd. (Cost $29,290)	2,240	28,000
Money Market Funds - 0.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $93,297)	93,297	$ 93,297
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $25,864,621)		28,047,882
NET OTHER ASSETS - 1.0%		293,935
NET ASSETS - 100%		$ 28,341,817
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,208,354 and $35,716,374, respectively.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $9,787,000 of which $3,098,000, $5,266,000 and $1,423,000 will expire on October 31, 2006, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $25,864,621) - See accompanying schedule		$ 28,047,882
Cash		651
Foreign currency held at value (cost $51,790)		51,899
Receivable for investments sold		685,873
Receivable for fund shares sold		60,450
Dividends receivable		11,919
Interest receivable		783
Receivable from investment adviser for expense reductions		33,014
Other receivables		302,631
Total assets		29,195,102

Liabilities
Payable for investments purchased	$ 520,851
Payable for fund shares redeemed	218,246
Accrued management fee	16,746
Distribution fees payable	9,450
Other payables and accrued expenses	87,992
Total liabilities		853,285

Net Assets		$ 28,341,817
Net Assets consist of:
Paid in capital		$ 36,226,339
Accumulated net investment loss		(49,255)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,015,882)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,180,615
Net Assets		$ 28,341,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,314,352 ÷ 1,851,346 shares)	$ 9.89

Maximum offering price per share (100/94.25 of $9.89)	$ 10.49
Class T: Net Asset Value and redemption price per share ($4,346,707 ÷ 442,976 shares)	$ 9.81

Maximum offering price per share (100/96.50 of $9.81)	$ 10.17
Class B: Net Asset Value and offering price per share ($2,786,656 ÷ 289,270 shares) A	$ 9.63

Class C: Net Asset Value and offering price per share ($2,219,832 ÷ 230,192 shares) A	$ 9.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($674,270 ÷ 67,638 shares)	$ 9.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 626,723
Interest		15,942
		642,665
Less foreign taxes withheld		(69,746)
Total income		572,919

Expenses
Management fee	$ 231,611
Transfer agent fees	127,020
Distribution fees	126,760
Accounting fees and expenses	61,649
Non-interested trustees' compensation	109
Custodian fees and expenses	179,057
Registration fees	63,186
Audit	79,786
Legal	13,338
Miscellaneous	4,757
Total expenses before reductions	887,273
Expense reductions	(213,199)	674,074
Net investment income (loss)		(101,155)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,355,595)
Foreign currency transactions	(20,771)
Total net realized gain (loss)		(1,376,366)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,686,454
Assets and liabilities in foreign currencies	14,058
Total change in net unrealized appreciation (depreciation)		3,700,512
Net gain (loss)		2,324,146
Net increase (decrease) in net assets resulting from operations		$ 2,222,991

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (101,155)	$ (135,436)
Net realized gain (loss)	(1,376,366)	(4,893,990)
Change in net unrealized appreciation (depreciation)	3,700,512	(4,276,530)
Net increase (decrease) in net assets resulting from operations	2,222,991	(9,305,956)
Share transactions - net increase (decrease)	738,683	(8,175,474)
Total increase (decrease) in net assets	2,961,674	(17,481,430)

Net Assets
Beginning of period	25,380,143	42,861,573
End of period (including accumulated net investment loss of $49,255 and accumulated net investment loss of $86,685, respectively)	$ 28,341,817	$ 25,380,143

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 12.29	$ 15.01	$ 9.61	$ 11.59
Income from Investment Operations
Net investment income (loss) C	(.02)	(.03)	(.12)	(.03)	.03
Net realized and unrealized gain (loss)	.76	(3.11)	(2.60)	5.30	(1.73)
Total from investment operations	.74	(3.14)	(2.72)	5.27	(1.70)
Distributions from net investment income	-	-	-	-	(.07)
Distributions in excess of net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.13)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.29)
Redemption fees added to paid in capital C	-	-	-	.13	.01 E
Net asset value, end of period	$ 9.89	$ 9.15	$ 12.29	$ 15.01	$ 9.61
Total Return A, B	8.09%	(25.55)%	(18.12)%	56.19%	(14.43)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.56%	2.56%	1.98%	2.04%	2.57%
Expenses net of voluntary waivers, if any	2.00%	2.00%	1.98%	2.04%	2.57%
Expenses net of all reductions	1.98%	1.97%	1.96%	2.03%	2.54%
Net investment income (loss)	(.17)%	(.26)%	(.69)%	(.22)%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,314	$ 18,151	$ 31,386	$ 82,492	$ 65,751
Portfolio turnover rate	121%	62%	96%	62%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E The fund incurred expenses of $.005 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

F Prior to June 16, 1999, the fund operated as a closed-end management company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.09	$ 12.25	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.05)	(.06)	(.14)	.13
Net realized and unrealized gain (loss)	.77	(3.10)	(2.62)	.34 H
Total from investment operations	.72	(3.16)	(2.76)	.47
Redemption fees added to paid in capital E	-	-	-	.10 H
Net asset value, end of period	$ 9.81	$ 9.09	$ 12.25	$ 15.01
Total Return B, C, D	7.92%	(25.80)%	(18.39)%	3.95%
Ratios to Average Net Assets G
Expenses before expense reductions	3.16%	3.41%	2.17%	2.50% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.17%	2.25% A
Expenses net of all reductions	2.23%	2.22%	2.15%	2.25% A
Net investment income (loss)	(.42)%	(.51)%	(.88)%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,347	$ 2,842	$ 4,165	$ 1,405
Portfolio turnover rate	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 12.15	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.10)	(.11)	(.24)	.08
Net realized and unrealized gain (loss)	.76	(3.07)	(2.59)	.37 H
Total from investment operations	.66	(3.18)	(2.83)	.45
Redemption fees added to paid in capital E	-	-	-	.09 H
Net asset value, end of period	$ 9.63	$ 8.97	$ 12.15	$ 14.98
Total Return B, C, D	7.36%	(26.17)%	(18.89)%	3.74%
Ratios to Average Net Assets G
Expenses before expense reductions	3.63%	3.66%	2.77%	3.19% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.77%	2.75% A
Expenses net of all reductions	2.73%	2.72%	2.75%	2.75% A
Net investment income (loss)	(.92)%	(1.01)%	(1.48)%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,787	$ 2,466	$ 3,664	$ 977
Portfolio turnover rate	121%	62%	96%	62%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 12.16	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.10)	(.11)	(.23)	.04
Net realized and unrealized gain (loss)	.76	(3.07)	(2.58)	.38 H
Total from investment operations	.66	(3.18)	(2.81)	.42
Redemption fees added to paid in capital E	-	-	-	.11 H
Net asset value, end of period	$ 9.64	$ 8.98	$ 12.16	$ 14.97
Total Return B, C, D	7.35%	(26.15)%	(18.77)%	3.67%
Ratios to Average Net Assets G
Expenses before expense reductions	3.53%	3.52%	2.68%	3.00% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.68%	2.75% A
Expenses net of all reductions	2.73%	2.72%	2.66%	2.75% A
Net investment income (loss)	(.92)%	(1.01)%	(1.40)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,220	$ 1,263	$ 2,124	$ 614
Portfolio turnover rate	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 12.34	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	.01	-	(.03)	.05
Net realized and unrealized gain (loss)	.75	(3.13)	(2.66)	.40 G
Total from investment operations	.76	(3.13)	(2.69)	.45
Redemption fees added to paid in capital D	-	-	-	.14 G
Net asset value, end of period	$ 9.97	$ 9.21	$ 12.34	$ 15.03
Total Return B, C	8.25%	(25.36)%	(17.90)%	4.09%
Ratios to Average Net Assets F
Expenses before expense reductions	2.18%	2.20%	1.45%	1.97% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.45%	1.75% A
Expenses net of all reductions	1.73%	1.72%	1.42%	1.75% A
Net investment income (loss)	.08%	(.01)%	(.16)%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 674	$ 658	$ 1,523	$ 172
Portfolio turnover rate	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 5,474,811	|
Unrealized depreciation	(3,572,035)
Net unrealized appreciation (depreciation)	1,902,776
Capital loss carryforward	(9,787,298)
Total Distributable earnings	$ (7,884,522)
Cost for federal income tax purposes	$ 26,145,106

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 53,419	$ 7,342	$ -
Class T	.25%	.25%	21,554	706	-
Class B	.75%	.25%	31,381	23,537	-
Class C	.75%	.25%	20,406	6,443	-
			$ 126,760	$ 38,028	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 4,793	$ 1,945
Class T	8,323	1,602
Class B*	8,979	8,979
Class C*	547	547
	$ 22,642	$ 13,073

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 66,232.31
Class T	28,656.66
Class B	19,819.63
Class C	10,831.53
Institutional Class	1,482.18
	$ 127,020

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,634 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 119,855
Class T	2.25%	39,199
Class B	2.75%	27,543
Class C	2.75%	15,878
Institutional Class	1.75%	3,521
		$ 205,996

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction.

Directed Brokerage
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 7,203
Class A	-	-
Class T	-	-

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
Class A	2002	2001	2002	2001
Shares sold	1,558,955	1,537,807	$ 17,017,475	$ 17,159,641
Shares redeemed	(1,691,949)	(2,107,591)	(18,896,118)	(23,976,388)
Net increase (decrease)	(132,994)	(569,784)	$ (1,878,643)	$ (6,816,747)
Class T
Shares sold	306,332	282,856	$ 3,507,758	$ 3,253,947
Shares redeemed	(175,919)	(310,378)	(1,903,003)	(3,504,692)
Net increase (decrease)	130,413	(27,522)	$ 1,604,755	$ (250,745)
Class B
Shares sold	136,244	138,917	$ 1,467,888	$ 1,546,686
Shares redeemed	(121,792)	(165,559)	(1,276,878)	(1,853,887)
Net increase (decrease)	14,452	(26,642)	$ 191,010	$ (307,201)
Class C
Shares sold	353,152	497,495	$ 3,841,374	$ 6,062,875
Shares redeemed	(263,600)	(531,530)	(2,864,649)	(6,355,238)
Net increase (decrease)	89,552	(34,035)	$ 976,725	$ (292,363)
Institutional Class
Shares sold	574,658	123,492	$ 6,068,713	$ 1,449,301
Shares redeemed	(578,457)	(175,405)	(6,223,877)	(1,957,719)
Net increase (decrease)	(3,799)	(51,913)	$ (155,164)	$ (508,418)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Emerging Asia. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Emerging Asia. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Emerging Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001,
Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Emerging Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Emerging Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corp.

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEA-ANN-1202 158367
1.703376.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Emerging Asia Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on June 16, 1999. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity® Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity ® Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Emerging Asia Fund - Institutional Class
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - Inst CL	8.25%	-11.22%	-23.27%
MSCI® AC Asia Free ex Japan	13.83%	-21.38%	-38.00%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a *

* Not available

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - Inst CL	8.25%	-2.35%	-3.03%
MSCI AC Asia Free ex Japan	13.83%	-4.70%	-5.40%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a *

* Not available

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

Annual Report

Fidelity Advisor Emerging Asia Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Institutional Class on March 25, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC Asia Free ex Japan did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Emerging markets in Asia proved to be an attractive segment of a diversified portfolio during the 12-month period ending October 31, 2002, as the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - a benchmark of the overall performance of Asian emerging markets, excluding Japan - gained 13.83%. Despite a poor exporting environment, typically a rich source of revenue for the region's markets, emerging-Asia stocks performed well overall based on the relative good health of their economies, strong domestic consumption trends and low valuations compared to many developed-market equities. South Korea was one of the best performers, based on the growing strength of its economy and solid earnings outlook for 2002. Malaysia also performed well as investors gained confidence in its economic fundamentals, and Thailand rebounded on heavy government and consumer spending. At the other end of the spectrum, Taiwan was hurt by the export slowdown in its all-important semiconductor industry, while persistent deflation in Hong Kong continued to depress property prices and its job market. A potential harbinger of gloom struck emerging markets late in the period, as terrorist-related activity, particularly the bombings in Bali on October 12, soured the near-term outlook for many of the region's equity markets.

(Portfolio Manager photograph)
An interview with Yosawadee Polcharoen, Portfolio Manager of Fidelity Advisor Emerging Asia Fund

Q. How did the fund perform, Yosawadee?

A. For the 12 months ending October 31, 2002, the fund's Institutional Class shares returned 8.25%. During the same period, the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index returned 13.83% and the Pacific region ex Japan funds average tracked by Lipper Inc. returned 11.09%.

Q. Why did the fund underperform its benchmarks?

A. Although its absolute performance was positive over the period, the fund's underperformance was due mainly to its overweighted exposure to the Hong Kong property and banking sectors, which continued to suffer from deflationary pressures in the region. Underweighting several strong-performing Taiwanese chemical and plastics stocks also hurt performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What sectors helped performance?

A. Thailand property stocks surged during the past year and were positives for performance. For example, the fund's non-benchmark holding in Land and House, a large Thai property company, gained 140% in the past year. Such strong performance was due to increasing demand for real estate units in the wake of a strengthening domestic economy, rising government spending and easing interest rates. These factors helped to boost consumer sentiment and triggered demand for new homes. This move was further fueled by an increase in the exchange rate of the Thai baht, which amplified the property market's return in U.S. dollar terms.

Q. What would you highlight as disappointments for the fund in the past year?

A. The continued deflationary pressure and negative sentiment in the Hong Kong property sector was the most disappointing. Hong Kong suffered from a weakening economic outlook, rising unemployment and falling orders, which rattled investor sentiment and consumer confidence. Despite the persistently low interest rate environment and government incentives aimed at stimulating demand in the property market, property prices continued to fall. Hutchison Whampoa and Cheung Kong Holdings, both large Hong Kong property conglomerates, underperformed the index and detracted from the fund's performance.

Q. What changes did you make to the fund during the year?

A. I increased positions in Korean banking, electronics and consumer discretionary stocks. I felt that the strength in the Korean economy, fuelled by the domestic consumption recovery and positive government incentives, would continue to boost business development and encourage more aggressive lending by banks. I increased the fund's positions in Korean electronics stocks because I felt they would benefit from the increased global demand for automotive and electronic goods. Since the domestic consumer-driven recovery seemed to be firmly on track in Korea, I also added to positions in consumer discretionary stocks, which should benefit from improved domestic demand. These strategies proved beneficial, as four of the fund's five best-performing stocks were Korean based, including Samsung Electronics, LG Electronics, Kookmin Bank and Hyundai Mobis.

Q. What's your outlook?

A. The strong demand that was apparent during the first and second quarters of 2002 for Asia technology and electronics suffered a setback and, since then, most news from the U.S. - a big market for exports - has been negative. Despite this, the rise of intraregional trade has provided a more stable base for the export-oriented Asian economies. In contrast to the U.S. and Europe, most Asian economies still show strong gross domestic product, export and industrial production numbers are good, and Asian equity valuations are generally lower. This means that any signs of improvement from the U.S. or Europe could be positive for Asia, where manufacturers have been globally competitive.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by normally investing at least 80% of assets in securities of Asian emerging-markets issuers and other investments that are tied economically to Asian emerging markets

Start date: March 25, 1994 (Closed-End Fund)

Size: as of October 31, 2002, more than $28 million

Manager: Yosawadee Polcharoen, since 1999; joined Fidelity in 1992

3

Yosawadee Polcharoen on the rise of Asian consumers:

"Although much of Asia is heavily export dependent, rising domestic consumption is an increasingly important trend. Many countries in the region are experiencing a consumer-driven recovery fueled by increased affluence due to structural and demographic changes. These changing consumption patterns have transformed the face of Asian businesses and consumers.

"In South Korea, with a population of 48 million, recent government policies have encouraged strong domestic consumption and made it less dependent on external demand. Meanwhile, policies aimed at improving corporate governance have enhanced the business landscape and attracted investor interest. Both Malaysia and Thailand are experiencing similar improvements that have boosted spending on consumer goods, real estate development and travel. The trend of lower interest rates in the region in recent years also has encouraged consumer spending and reduced the borrowing costs of some previously unattainable items such as cars and homes.

"Considering China and India are also part of the region, there is considerable room for further growth. History has shown that once these changes begin they're hard to reverse, so investors might want to keep their eyes fixed on Asia."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	8.7	9.3
Hutchison Whampoa Ltd.	3.5	3.8
Sun Hung Kai Properties Ltd.	3.0	2.3
United Overseas Bank Ltd.	2.8	1.5
Cheung Kong Holdings Ltd.	2.8	1.8
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6	3.8
China Mobile (Hong Kong) Ltd.	2.6	3.1
KT Corp.	2.3	0.5
Hang Seng Bank Ltd.	2.3	2.1
HSBC Holdings PLC (Hong Kong) (Reg.)	2.1	0.8
	32.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.3	28.3
Information Technology	23.8	25.7
Consumer Discretionary	12.5	9.5
Telecommunication Services	8.8	8.5
Materials	6.7	3.2
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 98.7%	Stocks 91.6%
Short-Term Investments and Net Other Assets 1.3%	Short-Term Investments and Net Other Assets 8.4%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
Bermuda - 0.1%
Lerado Group Holding Co. Ltd.	254,000	$ 39,406
Cayman Islands - 0.3%
TCL International Holdings Ltd.	316,000	85,084
China - 0.8%
Byd Co. Ltd. (H Shares)	25,000	51,126
Huaneng Power International, Inc. (H Shares)	234,000	168,014
TOTAL CHINA		219,140
Hong Kong - 23.7%
Cheung Kong Holdings Ltd.	118,000	782,950
China Mobile (Hong Kong) Ltd. (a)	298,000	730,100
CLP Holdings Ltd.	85,700	347,224
CNOOC Ltd.	164,000	205,017
Denway Motors Ltd.	490,000	150,782
Esprit Holdings Ltd.	88,000	147,807
Hang Seng Bank Ltd.	60,600	654,612
Henderson Land Development Co. Ltd.	31,000	94,200
Hong Kong & China Gas Co. Ltd.	276,400	363,248
Hong Kong Electric Holdings Ltd.	76,500	310,930
Hong Kong Exchanges & Clearing Ltd.	112,000	148,628
Hutchison Whampoa Ltd.	159,000	978,543
Johnson Electric Holdings Ltd.	169,500	179,294
Li & Fung Ltd.	104,000	103,342
SmarTone Telecommunications Holdings Ltd.	45,000	48,177
Sun Hung Kai Properties Ltd.	136,000	847,455
Swire Pacific Ltd. (A Shares)	75,000	315,411
Texwinca Holdings Ltd.	134,000	86,764
Wharf Holdings Ltd.	110,000	220,724
TOTAL HONG KONG		6,715,208
India - 6.1%
Bajaj Auto Ltd.	13,910	121,418
Bharat Heavy Electricals Ltd.	24,177	74,772
Bharat Petroleum Corp. Ltd.	14,000	54,694
Dr. Reddy's Laboratories Ltd.	6,350	91,230
Grasim Industries Ltd.	11,180	69,846
Hindustan Lever Ltd.	43,260	143,454
Housing Development Finance Corp. Ltd.	9,660	125,356
Infosys Technologies Ltd.	3,540	277,385
ITC Ltd.	100	1,272
Mahindra & Mahindra Ltd.	27,340	47,056
Ranbaxy Laboratories Ltd.	11,984	129,385
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Reliance Industries Ltd.	38,220	$ 210,866
Satyam Computer Services Ltd.	26,760	130,285
State Bank of India	18,925	89,947
Tata Engineering & Locomotive Co. Ltd. (a)	25,450	76,182
Tata Iron & Steel Co. Ltd.	31,250	80,969
TOTAL INDIA		1,724,117
Indonesia - 1.1%
PT Bank PAN Indonesia Tbk (a)	2,062,500	37,987
PT Hanjaya Mandala Sampoerna Tbk	363,500	117,162
PT Telkomunikasi Indonesia Tbk	506,500	168,741
TOTAL INDONESIA		323,890
Korea (South) - 29.5%
Cheil Jedang Corp.	2,870	99,887
Hana Bank	10,977	139,903
Hyundai Mobis	10,200	227,917
Hyundai Motor Co. Ltd.	11,450	289,524
Kia Motors Corp. (a)	23,650	169,839
Kookmin Bank	14,989	497,184
KT Corp.	15,940	655,050
LG Chemical Ltd.	15,070	448,160
LG Electronics, Inc. (a)	15,630	472,475
Pacific Corp.	3,370	338,652
POSCO	5,900	551,920
Samsung Electro-Mechanics Co. Ltd.	13,580	514,242
Samsung Electronics Co. Ltd.	8,757	2,468,277
Samsung Fire & Marine Insurance Co. Ltd.	3,270	197,696
Samsung SDI Co. Ltd.	3,740	231,305
Shinhan Financial Group Co. Ltd.	16,250	170,598
Shinsegae Co. Ltd.	2,100	282,230
SK Telecom Co. Ltd.	3,230	593,750
TOTAL KOREA (SOUTH)		8,348,609
Malaysia - 5.6%
AMMB Holdings BHD	105,400	118,714
Berjaya Sports Toto BHD	19,000	17,000
Berjaya Sports Toto BHD Class A (a)	74,250	60,572
Gamuda BHD	63,000	94,500
Genting BHD	43,000	149,368
Hong Leong Bank BHD	77,000	99,289
IJM Corp. BHD	58,000	78,605
Magnum Corp. BHD	86,000	54,089
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Malayan Banking BHD	99,100	$ 215,151
Maxis Communications BHD (a)	42,200	66,076
New Straits Times Press BHD (a)	26,000	33,526
Public Bank BHD (For. Reg.)	289,500	204,174
Resorts World BHD	86,000	203,684
Tanjong PLC	39,000	95,447
Tenaga Nasional BHD	39,000	91,855
TOTAL MALAYSIA		1,582,050
Philippines - 0.2%
Manila Electric Co. Class B (a)	25,144	9,584
Philippine Long Distance Telephone Co. (a)	9,700	41,995
TOTAL PHILIPPINES		51,579
Singapore - 10.0%
Allgreen Properties Ltd.	94,000	55,294
CapitaLand Ltd.	126,000	91,222
City Developments Ltd.	44,000	116,471
DBS Group Holdings Ltd.	80,463	564,333
Oversea-Chinese Banking Corp. Ltd.	51,604	303,553
Sembcorp Logistics Ltd.	86,000	85,124
Singapore Airlines Ltd.	30,000	186,652
Singapore Press Holdings Ltd.	29,298	328,111
Singapore Telecommunications Ltd.	205,000	166,968
United Overseas Bank Ltd.	106,470	806,956
Venture Corp. Ltd.	19,000	141,855
TOTAL SINGAPORE		2,846,539
Taiwan - 14.4%
Advanced Semiconductor Engineering, Inc. (a)	546,000	298,963
ASUSTeK Computer, Inc.	50,016	103,780
BenQ Corp.	175,640	252,071
China Steel Corp.	7,040	3,794
Chinatrust Financial Holding Co. (a)	254,733	203,346
Compal Electronics, Inc.	297,000	330,380
Formosa Chemicals & Fibre Corp.	190,800	172,105
Formosa Plastic Corp.	340,350	374,679
Fubon Financial Holding Co. Ltd.	228,000	199,089
Hon Hai Precision Industries Co. Ltd.	109,320	395,379
Quanta Computer, Inc.	48,650	98,842
Siliconware Precision Industries Co. Ltd. (a)	180,000	97,003
Sinopac Holdings Co. (a)	327,827	137,461
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	546,482	732,317
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp. (a)	626,444	$ 454,939
Winbond Electronics Corp. (a)	259,000	142,562
Yuanta Core Pacific Securities Co. Ltd.	155,555	82,485
TOTAL TAIWAN		4,079,195
Thailand - 4.7%
Asian Property Development PCL (For. Reg.) (a)	50,500	49,258
Bangkok Bank Ltd. PCL (For. Reg.) (a)	152,200	216,098
Land & House PCL (For. Reg.)	104,900	180,424
Major Cineplex Group PCL (For. Reg.) (a)	45,200	73,046
National Finance PCL (a)	136,000	53,062
Noble Development PCL (For. Reg.) (a)	297,000	62,739
Sansiri PCL (For. Reg.) (a)	159,700	20,831
Siam Cement PCL (For. Reg.)	8,900	219,855
Siam Commercial Bank PCL (For. Reg.) (a)	314,800	192,594
TelecomAsia Corp. PCL (a)	100	13
TelecomAsia Corp. PCL rights 4/30/08	190,863	0
Thai Farmers Bank PCL (For. Reg.) (a)	164,400	117,659
TISCO Finance PCL (For. Reg.) (a)	247,800	131,580
TOTAL THAILAND		1,317,159
United Kingdom - 2.1%
HSBC Holdings PLC (Hong Kong) (Reg.)	53,376	594,609
TOTAL COMMON STOCKS (Cost $25,742,034)		27,926,585
Nonconvertible Preferred Stocks - 0.1%

Korea (South) - 0.1%
Hyundai Motor Co. Ltd. (Cost $29,290)	2,240	28,000
Money Market Funds - 0.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $93,297)	93,297	$ 93,297
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $25,864,621)		28,047,882
NET OTHER ASSETS - 1.0%		293,935
NET ASSETS - 100%		$ 28,341,817
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,208,354 and $35,716,374, respectively.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $9,787,000 of which $3,098,000, $5,266,000 and $1,423,000 will expire on October 31, 2006, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $25,864,621) - See accompanying schedule		$ 28,047,882
Cash		651
Foreign currency held at value (cost $51,790)		51,899
Receivable for investments sold		685,873
Receivable for fund shares sold		60,450
Dividends receivable		11,919
Interest receivable		783
Receivable from investment adviser for expense reductions		33,014
Other receivables		302,631
Total assets		29,195,102

Liabilities
Payable for investments purchased	$ 520,851
Payable for fund shares redeemed	218,246
Accrued management fee	16,746
Distribution fees payable	9,450
Other payables and accrued expenses	87,992
Total liabilities		853,285

Net Assets		$ 28,341,817
Net Assets consist of:
Paid in capital		$ 36,226,339
Accumulated net investment loss		(49,255)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,015,882)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,180,615
Net Assets		$ 28,341,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,314,352 ÷ 1,851,346 shares)	$ 9.89

Maximum offering price per share (100/94.25 of $9.89)	$ 10.49
Class T: Net Asset Value and redemption price per share ($4,346,707 ÷ 442,976 shares)	$ 9.81

Maximum offering price per share (100/96.50 of $9.81)	$ 10.17
Class B: Net Asset Value and offering price per share ($2,786,656 ÷ 289,270 shares) A	$ 9.63

Class C: Net Asset Value and offering price per share ($2,219,832 ÷ 230,192 shares) A	$ 9.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($674,270 ÷ 67,638 shares)	$ 9.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 626,723
Interest		15,942
		642,665
Less foreign taxes withheld		(69,746)
Total income		572,919

Expenses
Management fee	$ 231,611
Transfer agent fees	127,020
Distribution fees	126,760
Accounting fees and expenses	61,649
Non-interested trustees' compensation	109
Custodian fees and expenses	179,057
Registration fees	63,186
Audit	79,786
Legal	13,338
Miscellaneous	4,757
Total expenses before reductions	887,273
Expense reductions	(213,199)	674,074
Net investment income (loss)		(101,155)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,355,595)
Foreign currency transactions	(20,771)
Total net realized gain (loss)		(1,376,366)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,686,454
Assets and liabilities in foreign currencies	14,058
Total change in net unrealized appreciation (depreciation)		3,700,512
Net gain (loss)		2,324,146
Net increase (decrease) in net assets resulting from operations		$ 2,222,991

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (101,155)	$ (135,436)
Net realized gain (loss)	(1,376,366)	(4,893,990)
Change in net unrealized appreciation (depreciation)	3,700,512	(4,276,530)
Net increase (decrease) in net assets resulting from operations	2,222,991	(9,305,956)
Share transactions - net increase (decrease)	738,683	(8,175,474)
Total increase (decrease) in net assets	2,961,674	(17,481,430)

Net Assets
Beginning of period	25,380,143	42,861,573
End of period (including accumulated net investment loss of $49,255 and accumulated net investment loss of $86,685, respectively)	$ 28,341,817	$ 25,380,143

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 12.29	$ 15.01	$ 9.61	$ 11.59
Income from Investment Operations
Net investment income (loss) C	(.02)	(.03)	(.12)	(.03)	.03
Net realized and unrealized gain (loss)	.76	(3.11)	(2.60)	5.30	(1.73)
Total from investment operations	.74	(3.14)	(2.72)	5.27	(1.70)
Distributions from net investment income	-	-	-	-	(.07)
Distributions in excess of net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	-	(.13)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	-	-	(.29)
Redemption fees added to paid in capital C	-	-	-	.13	.01 E
Net asset value, end of period	$ 9.89	$ 9.15	$ 12.29	$ 15.01	$ 9.61
Total Return A, B	8.09%	(25.55)%	(18.12)%	56.19%	(14.43)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.56%	2.56%	1.98%	2.04%	2.57%
Expenses net of voluntary waivers, if any	2.00%	2.00%	1.98%	2.04%	2.57%
Expenses net of all reductions	1.98%	1.97%	1.96%	2.03%	2.54%
Net investment income (loss)	(.17)%	(.26)%	(.69)%	(.22)%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,314	$ 18,151	$ 31,386	$ 82,492	$ 65,751
Portfolio turnover rate	121%	62%	96%	62%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E The fund incurred expenses of $.005 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

F Prior to June 16, 1999, the fund operated as a closed-end management company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.09	$ 12.25	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.05)	(.06)	(.14)	.13
Net realized and unrealized gain (loss)	.77	(3.10)	(2.62)	.34 H
Total from investment operations	.72	(3.16)	(2.76)	.47
Redemption fees added to paid in capital E	-	-	-	.10 H
Net asset value, end of period	$ 9.81	$ 9.09	$ 12.25	$ 15.01
Total Return B, C, D	7.92%	(25.80)%	(18.39)%	3.95%
Ratios to Average Net Assets G
Expenses before expense reductions	3.16%	3.41%	2.17%	2.50% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.17%	2.25% A
Expenses net of all reductions	2.23%	2.22%	2.15%	2.25% A
Net investment income (loss)	(.42)%	(.51)%	(.88)%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,347	$ 2,842	$ 4,165	$ 1,405
Portfolio turnover rate	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 12.15	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.10)	(.11)	(.24)	.08
Net realized and unrealized gain (loss)	.76	(3.07)	(2.59)	.37 H
Total from investment operations	.66	(3.18)	(2.83)	.45
Redemption fees added to paid in capital E	-	-	-	.09 H
Net asset value, end of period	$ 9.63	$ 8.97	$ 12.15	$ 14.98
Total Return B, C, D	7.36%	(26.17)%	(18.89)%	3.74%
Ratios to Average Net Assets G
Expenses before expense reductions	3.63%	3.66%	2.77%	3.19% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.77%	2.75% A
Expenses net of all reductions	2.73%	2.72%	2.75%	2.75% A
Net investment income (loss)	(.92)%	(1.01)%	(1.48)%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,787	$ 2,466	$ 3,664	$ 977
Portfolio turnover rate	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 12.16	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.10)	(.11)	(.23)	.04
Net realized and unrealized gain (loss)	.76	(3.07)	(2.58)	.38 H
Total from investment operations	.66	(3.18)	(2.81)	.42
Redemption fees added to paid in capital E	-	-	-	.11 H
Net asset value, end of period	$ 9.64	$ 8.98	$ 12.16	$ 14.97
Total Return B, C, D	7.35%	(26.15)%	(18.77)%	3.67%
Ratios to Average Net Assets G
Expenses before expense reductions	3.53%	3.52%	2.68%	3.00% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.68%	2.75% A
Expenses net of all reductions	2.73%	2.72%	2.66%	2.75% A
Net investment income (loss)	(.92)%	(1.01)%	(1.40)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,220	$ 1,263	$ 2,124	$ 614
Portfolio turnover rate	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 12.34	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	.01	-	(.03)	.05
Net realized and unrealized gain (loss)	.75	(3.13)	(2.66)	.40 G
Total from investment operations	.76	(3.13)	(2.69)	.45
Redemption fees added to paid in capital D	-	-	-	.14 G
Net asset value, end of period	$ 9.97	$ 9.21	$ 12.34	$ 15.03
Total Return B, C	8.25%	(25.36)%	(17.90)%	4.09%
Ratios to Average Net Assets F
Expenses before expense reductions	2.18%	2.20%	1.45%	1.97% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.45%	1.75% A
Expenses net of all reductions	1.73%	1.72%	1.42%	1.75% A
Net investment income (loss)	.08%	(.01)%	(.16)%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 674	$ 658	$ 1,523	$ 172
Portfolio turnover rate	121%	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 5,474,811	|
Unrealized depreciation	(3,572,035)
Net unrealized appreciation (depreciation)	1,902,776
Capital loss carryforward	(9,787,298)
Total Distributable earnings	$ (7,884,522)
Cost for federal income tax purposes	$ 26,145,106

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-%	.25%	$ 53,419	$ 7,342	$ -
Class T	.25%	.25%	21,554	706	-
Class B	.75%	.25%	31,381	23,537	-
Class C	.75%	.25%	20,406	6,443	-
			$ 126,760	$ 38,028	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 4,793	$ 1,945
Class T	8,323	1,602
Class B*	8,979	8,979
Class C*	547	547
	$ 22,642	$ 13,073

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 66,232.31
Class T	28,656.66
Class B	19,819.63
Class C	10,831.53
Institutional Class	1,482.18
	$ 127,020

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,634 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 119,855
Class T	2.25%	39,199
Class B	2.75%	27,543
Class C	2.75%	15,878
Institutional Class	1.75%	3,521
		$ 205,996

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction.

Directed Brokerage
	Distribution expense reduction	Other expense reduction
Fund Level	$ -	$ 7,203
Class A	-	-
Class T	-	-

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
Class A	2002	2001	2002	2001
Shares sold	1,558,955	1,537,807	$ 17,017,475	$ 17,159,641
Shares redeemed	(1,691,949)	(2,107,591)	(18,896,118)	(23,976,388)
Net increase (decrease)	(132,994)	(569,784)	$ (1,878,643)	$ (6,816,747)
Class T
Shares sold	306,332	282,856	$ 3,507,758	$ 3,253,947
Shares redeemed	(175,919)	(310,378)	(1,903,003)	(3,504,692)
Net increase (decrease)	130,413	(27,522)	$ 1,604,755	$ (250,745)
Class B
Shares sold	136,244	138,917	$ 1,467,888	$ 1,546,686
Shares redeemed	(121,792)	(165,559)	(1,276,878)	(1,853,887)
Net increase (decrease)	14,452	(26,642)	$ 191,010	$ (307,201)
Class C
Shares sold	353,152	497,495	$ 3,841,374	$ 6,062,875
Shares redeemed	(263,600)	(531,530)	(2,864,649)	(6,355,238)
Net increase (decrease)	89,552	(34,035)	$ 976,725	$ (292,363)
Institutional Class
Shares sold	574,658	123,492	$ 6,068,713	$ 1,449,301
Shares redeemed	(578,457)	(175,405)	(6,223,877)	(1,957,719)
Net increase (decrease)	(3,799)	(51,913)	$ (155,164)	$ (508,418)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Emerging Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Emerging Asia. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Emerging Asia. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Emerging Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001,
Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Emerging Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Emerging Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corp.

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEAI-ANN-1202 158368
1.730185.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Europe Cap App - CL A	-10.78%	-19.49%
Fidelity Adv Europe Cap App - CL A (incl. 5.75% sales charge)	-15.91%	-24.12%
MSCI® Europe	-13.67%	-27.82%
European Region Funds Average	-13.28%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM (MSCI Europe) Europe Index - a market capitalization-weighted index of over 500 equity securities of countries domiciled in 17 European countries that is designed to represent the performance of developed stock markets in Europe. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL A	-10.78%	-5.44%
Fidelity Adv Europe Cap App - CL A (incl. 5.75% sales charge)	-15.91%	-6.88%
MSCI Europe	-13.67%	-8.07%
European Region Funds Average	-13.28%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL T	-10.84%	-20.06%
Fidelity Adv Europe Cap App - CL T (incl. 3.50% sales charge)	-13.96%	-22.86%
MSCI Europe	-13.67%	-27.82%
European Region Funds Average	-13.28%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International (MSCI Europe) Europe Index - a market capitalization-weighted index of over 500 equity securities of countries domiciled in 17 European countries that is designed to represent the performance of developed stock markets in Europe. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL T	-10.84%	-5.62%
Fidelity Adv Europe Cap App - CL T (incl. 3.50% sales charge)	-13.96%	-6.48%
MSCI Europe	-13.67%	-8.07%
European Region Funds Average	-13.28%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL B	-11.34%	-21.80%
Fidelity Adv Europe Cap App - CL B (incl. contingent deferred sales charge)	-15.77%	-24.15%
MSCI Europe	-13.67%	-27.82%
European Region Funds Average	-13.28%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International (MSCI Europe) Europe Index - a market capitalization-weighted index of over 500 equity securities of countries domiciled in 17 European countries that is designed to represent the performance of developed stock markets in Europe. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL B	-11.34%	-6.15%
Fidelity Adv Europe Cap App - CL B (incl. contingent deferred sales charge)	-15.77%	-6.89%
MSCI Europe	-13.67%	-8.07%
European Region Funds Average	-13.28%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class B on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, including the effect of the applicable contingent deferred sales charge, and also shows how the MSCI Europe Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL C	-11.43%	-21.70%
Fidelity Adv Europe Cap App - CL C (incl. contingent deferred sales charge)	-12.31%	-21.70%
MSCI Europe	-13.67%	-27.82%
European Region Funds Average	-13.28%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International (MSCI Europe) Europe Index - a market capitalization-weighted index of over 500 equity securities of countries domiciled in 17 European countries that is designed to represent the performance of developed stock markets in Europe. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL C	-11.43%	-6.12%
Fidelity Adv Europe Cap App - CL C (incl. contingent deferred sales charge)	-12.31%	-6.12%
MSCI Europe	-13.67%	-8.07%
European Region Funds Average	-13.28%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class C on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Ian Hart, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and C shares returned -10.78%, -10.84%, -11.34% and -11.43%, respectively. By comparison, the Morgan Stanley Capital International Europe Index declined 13.67%, while the European funds average tracked by Lipper Inc. fell 13.28%.

Q. What helped the fund outperform its benchmarks?

A. It really came down to stock picking. I don't make any great macro or sector bets. Instead, I try to invest in companies where I think there is great upside potential. This has been a consistent theme in my management of the fund during the past two years, a time of weak overall market performance in Europe and elsewhere. This bottom-up approach to stock selection incorporates a careful analysis of individual companies, looking at their earnings growth potential and investing in those I believe are underappreciated by the market. A number of names performed very strongly, and the reason they performed well is because they did what I expected when I bought them: grow earnings, grow them faster than the market expected and, as a consequence, benefit from a higher valuation. The consumer products sector produced a number of attractive ideas, as did media and transportation. Meanwhile, I underweighted sectors where I felt fundamentals remained weak, such as technology hardware and telecommunications services.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks were the strongest contributors to performance?

A. The three biggest contributors happened to be consumer-related names - Pernod-Ricard, the French spirits company; SEB, the French maker of domestic appliances; and Unilever, the Anglo-Dutch consumer products giant - but this wasn't because I'd made a bet on the consumer sector. Each of these companies performed well because their earnings grew materially over the course of the period, in an environment where many other companies had their earnings estimates slashed. The fund also found value in such diverse names as Fyffes, the Irish banana distributor; Trinity Mirror, the U.K. media company; and Harmony Gold Mining, the U.K.-listed South African gold miner.

Q. Did you make any significant course changes during the period? How did they work out?

A. In the early fall, I bought some financial stocks that I thought were fairly cheap and whose fundamentals I thought had bottomed. Among these were Royal & Sun Alliance Insurance Group, Banca Nazionale del Lavoro and Aberdeen Asset Management. As it turned out, I was in these names too early and, as the saying goes, being too early is the same as being wrong. Fundamentals at each company continued to slide, as did valuations, and that hurt the fund. Subsequently, I reduced my positions in the banking sector and took a sizeable stake in the European exchanges - specifically, the London Stock Exchange, Deutsche Boerse in Germany and Euronext, an amalgam of the old Dutch, French and Belgian exchanges, which are all listed companies. I believed these were strong businesses with terrific upside, even in poor markets. Recent results have added to my conviction.

Q. Other than the stocks you've mentioned, what else detracted from performance?

A. I bought Laurus, a Dutch food retailer, on its turnaround prospects, but the company decided to sell itself instead and the selling price was well under its then-current market value. Laurus is no longer in the fund. 3i Group, the U.K. venture capital firm and a top-10 holding, also was a detractor, partly because of market concerns that it was too heavily invested in technology-related firms. In hindsight, I was too early on 3i, but it continued to be one of the fund's top-10 positions because I felt it was still a good story longer term.

Annual Report

Q. What's your near-term outlook, Ian?

A. The economic outlook remains sluggish, and I'm not anticipating any significant near-term recovery. I think there will be more accounting issues both in Europe and the U.S. I also believe that the issue of pensions and companies' strained abilities to fund those liabilities will continue to be a major factor. So the bottom line for me is to keep a religious focus on earnings growth and cash flow, which I believe should help me weather whatever gyrations we may see over the next 12 months. That being said, I remain confident that there are plenty of attractive stock ideas out there that will allow the fund to do well in any economic environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Start date: December 17, 1998

Size: as of October 31, 2002, more than $18 million

Manager: Ian Hart, since 2000; joined Fidelity in 1994

3

Ian Hart on his investments in European stock exchange companies:

"I have a growing conviction in a number of the European stock exchanges, which recently have converted to companies in which you can buy shares. I believe the exchanges are wonderful businesses with great upside potential, and that they can perform well even in slow markets. Recent results have confirmed their significant growth opportunities, while valuations still leave much room for appreciation. As growth continues, the valuations should rise, and history will prove me right, I hope.

"These companies tend to generate good returns and good cash flow, and they do so whether the markets are headed up or down. They make their money on the volume growth in equities, clearing and especially derivatives. Costs appear to be under control, and operating margins should continue to trend upwards.

"This is a relatively new theme for me, but it still fits my basic philosophy: to locate and invest in companies with good, improving and underappreciated earnings growth. This allows one to get the upside on both earnings and valuation. That's a very simple strategy that's likely to remain with me forever."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod-Ricard (France, Beverages)	7.5	4.5
Unilever PLC (United Kingdom, Food Products)	6.3	3.1
TotalFinaElf SA Series B (France, Oil & Gas)	6.2	4.7
SEB SA (France, Household Durables)	5.5	3.0
Deutsche Boerse AG (Germany, Diversified Financials)	5.2	0.9
	30.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.1	18.6
Consumer Staples	22.8	16.5
Consumer Discretionary	17.6	27.3
Energy	7.3	6.4
Health Care	5.3	8.9
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	26.6	29.7
France	24.7	21.6
Germany	14.8	7.4
Spain	4.7	4.9
Netherlands	4.7	6.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 93.1%	Stocks 91.0%
Short-Term Investments and Net Other Assets 6.9%	Short-Term Investments and Net Other Assets 9.0%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1)
Austria - 0.2%
voestalpine AG	1,000	$ 25,349
Belgium - 0.8%
Mobistar SA (a)	3,200	62,239
Solvay SA	1,500	90,196
TOTAL BELGIUM		152,435
Denmark - 2.1%
Carlsberg AS Series B	8,300	389,158
Finland - 2.5%
Sonera Corp. (a)	97,600	453,075
France - 24.7%
Aventis SA (France)	6,100	361,120
Club Mediterranee SA (a)	2,900	69,751
CNP Assurances	3,800	134,840
GrandVision SA	4,300	74,951
Naf Naf SA (a)	4,400	69,246
Pernod-Ricard	13,600	1,377,087
Rhodia SA	16,400	113,629
SEB SA	12,200	1,014,347
Skis Rossignol SA	9,300	85,608
TotalFinaElf SA Series B	8,417	1,145,049
Valeo SA	1,800	53,004
Vivendi Universal SA sponsored ADR	4,500	54,540
TOTAL FRANCE		4,553,172
Germany - 13.9%
Adidas-Salomon AG	1,700	129,598
Allianz AG (Reg.)	5,100	535,490
Bayer AG	8,900	168,785
Celanese AG (Reg.) (a)	7,000	132,198
Deutsche Boerse AG	26,341	949,815
Deutsche Lufthansa AG (Reg.) (a)	8,600	98,572
ESCADA AG	6,800	85,816
Fresenius Medical Care AG sponsored ADR	1	10
Gehe AG	4,600	175,977
Schering AG	2,195	101,678
Sixt AG	6,700	63,332
Zapf Creation AG	5,700	119,156
TOTAL GERMANY		2,560,427
Ireland - 2.9%
Bank of Ireland	11,300	125,269
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - continued
Fyffes PLC (Ireland)	60,900	$ 86,199
Glanbia PLC	48,200	76,333
IWP International PLC (United Kingdom) (Reg.)	51,800	49,843
Waterford Wedgwood PLC unit	424,500	201,682
TOTAL IRELAND		539,326
Italy - 2.7%
Banca Nazionale del Lavoro (BNL) (a)	181,100	187,140
Banco Popolare di Verona e Novara	15,540	186,070
Cassa Di Risparmio Di Firenze	108,100	130,430
TOTAL ITALY		503,640
Luxembourg - 0.4%
Arcelor SA (a)	6,096	65,829
Stolt Offshore SA (a)	8,500	14,283
TOTAL LUXEMBOURG		80,112
Netherlands - 4.7%
Euronext NV	11,600	230,782
ING Groep NV (Certificaten Van Aandelen)	12,430	207,801
Koninklijke Philips Electronics NV	7,734	138,558
Randstad Holdings NV	1,900	18,994
Samas Groep NV (Certificaten Van Aandelen)	10,400	52,911
Van der Moolen Holding NV sponsored ADR	9,300	208,785
TOTAL NETHERLANDS		857,831
Norway - 0.4%
Schibsted AS (B Shares)	7,200	68,722
Russia - 1.3%
Surgutneftegaz JSC sponsored ADR	9,600	172,800
Wimm-Bill-Dann Foods OJSC ADR (a)	3,100	61,907
TOTAL RUSSIA		234,707
Spain - 4.7%
Altadis SA (Spain)	18,100	382,493
Banco Santander Central Hispano SA	34,260	209,906
Campofrio Alimentacion SA	3,332	28,363
Corporacion Mapfre SA (Reg.)	18,200	123,038
Fomento Construcciones y Contratas SA (FOCSA)	3,300	67,973
Pescanova SA	6,400	60,180
TOTAL SPAIN		871,953
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - 1.2%
Electrolux AB (B Shares)	4,691	$ 71,226
Telefonaktiebolaget LM Ericsson (B Shares) (a)	195,400	154,171
TOTAL SWEDEN		225,397
Switzerland - 3.1%
Barry Callebaut AG	760	67,007
Credit Suisse Group (Reg.)	5,684	108,501
Roche Holding AG (participation certificate)	2,588	183,068
Saurer AG (Reg.) (a)	6,070	112,993
Sulzer AG (Reg.)	800	97,746
TOTAL SWITZERLAND		569,315
United Kingdom - 26.6%
3i Group PLC	81,700	637,861
Avis Europe PLC	34,800	57,034
Berkeley Group PLC	6,100	56,644
Body Shop International PLC	50,400	77,279
Bodycote International PLC	11,000	16,264
British Airways PLC (a)	68,800	142,360
Cable & Wireless PLC	61,700	142,873
Carlton Communications PLC	34,600	67,669
Centrica PLC	61,600	175,410
Devro PLC	61,100	52,578
Diageo PLC	14,400	162,330
EGG PLC (a)	32,500	71,825
EMI Group PLC	24,600	72,552
H.P. Bulmer Holdings PLC	10,900	15,946
London Stock Exchange PLC	63,700	330,390
Maiden Group PLC	15,500	56,991
Morgan Crucible Co. PLC	110,900	84,154
Mytravel Group PLC	36,800	9,644
Next PLC	6,700	93,297
Northgate PLC	16,600	102,201
Prudential PLC	72,800	520,536
Rac PLC	10,000	69,859
Reuters Group PLC	28,500	85,120
Royal & Sun Alliance Insurance Group PLC	52,000	94,377
SMG PLC	29,600	38,902
Somerfield PLC	103,300	88,893
Sygen International PLC	91,118	68,430
Trinity Mirror PLC	37,000	208,405
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Unilever PLC	119,200	$ 1,164,286
Wyevale Garden Centres PLC	22,100	141,941
TOTAL UNITED KINGDOM		4,906,051
TOTAL COMMON STOCKS (Cost $17,180,230)		16,990,670
Nonconvertible Preferred Stocks - 0.9%

Germany - 0.9%
Fresenius Medical Care AG	2,700	67,373
Porsche AG (non-vtg.)	200	95,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $181,027)		163,285
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 1.83% (b) (Cost $884,766)	884,766	884,766
TOTAL INVESTMENT PORTFOLIO - 97.9% (Cost $18,246,023)		18,038,721
NET OTHER ASSETS - 2.1%		384,577
NET ASSETS - 100%		$ 18,423,298
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $30,652,605 and $35,152,283, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $7,829,000 of which $635,000, $2,918,000 and $4,276,000 will expire on October 31, 2007, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $18,246,023) - See accompanying schedule		$ 18,038,721
Foreign currency held at value (cost $62,964)		62,964
Receivable for investments sold		400,085
Receivable for fund shares sold		25,637
Dividends receivable		73,088
Interest receivable		2,439
Receivable from investment adviser for expense reductions		22,828
Total assets		18,625,762

Liabilities
Payable for investments purchased	$ 111,782
Payable for fund shares redeemed	20,923
Accrued management fee	11,223
Distribution fees payable	10,487
Other payables and accrued expenses	48,049
Total liabilities		202,464

Net Assets		$ 18,423,298
Net Assets consist of:
Paid in capital		$ 26,714,588
Undistributed net investment income		23,625
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,110,755)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(204,160)
Net Assets		$ 18,423,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,070,794 ÷ 257,856 shares)	$ 8.03

Maximum offering price per share (100/94.25 of $8.03)	$ 8.52
Class T: Net Asset Value and redemption price per share ($7,078,628 ÷ 887,253 shares)	$ 7.98

Maximum offering price per share (100/96.50 of $7.98)	$ 8.27
Class B: Net Asset Value and offering price per share ($5,716,725 ÷ 731,314 shares) A	$ 7.82

Class C: Net Asset Value and offering price per share ($2,875,976 ÷ 367,430 shares) A	$ 7.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($681,175 ÷ 84,085 shares)	$ 8.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 595,023
Interest		12,990
Security lending		1,988
		610,001
Less foreign taxes withheld		(53,869)
Total income		556,132

Expenses
Management fee	$ 169,808
Transfer agent fees	105,833
Distribution fees	158,760
Accounting and security lending fees	62,061
Non-interested trustees' compensation	82
Custodian fees and expenses	99,030
Registration fees	58,198
Audit	33,748
Legal	459
Miscellaneous	1,610
Total expenses before reductions	689,589
Expense reductions	(146,347)	543,242
Net investment income (loss)		12,890
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,206,870)
Foreign currency transactions	10,736
Total net realized gain (loss)		(4,196,134)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,905,283
Assets and liabilities in foreign currencies	2,259
Total change in net unrealized appreciation (depreciation)		1,907,542
Net gain (loss)		(2,288,592)
Net increase (decrease) in net assets resulting from operations		$ (2,275,702)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,890	$ (90,695)
Net realized gain (loss)	(4,196,134)	(3,098,769)
Change in net unrealized appreciation (depreciation)	1,907,542	(3,696,249)
Net increase (decrease) in net assets resulting from operations	(2,275,702)	(6,885,713)
Share transactions - net increase (decrease)	(3,347,014)	(4,517,634)
Total increase (decrease) in net assets	(5,622,716)	(11,403,347)

Net Assets
Beginning of period	24,046,014	35,449,361
End of period (including undistributed net investment income of $23,625 and $0, respectively)	$ 18,423,298	$ 24,046,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 11.13	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.02)	.05
Net realized and unrealized gain (loss)	(1.02)	(2.14)	.62	.51
Total from investment operations	(.97)	(2.13)	.60	.56
Distributions from net investment income	-	-	(.03)	-
Net asset value, end of period	$ 8.03	$ 9.00	$ 11.13	$ 10.56
Total Return B, C, D	(10.78)%	(19.14)%	5.67%	5.60%
Ratios to Average Net Assets G
Expenses before expense reductions	2.57%	2.16%	1.97%	3.52% A
Expenses net of voluntary waivers, if any	1.96%	2.00%	1.97%	2.00% A
Expenses net of all reductions	1.91%	1.95%	1.93%	1.96% A
Net investment income (loss)	.48%	.14%	(.14)%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,071	$ 2,577	$ 3,501	$ 2,060
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 11.09	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.01)	(.05)	.03
Net realized and unrealized gain (loss)	(.99)	(2.13)	.62	.51
Total from investment operations	(.97)	(2.14)	.57	.54
Distributions from net investment income	-	-	(.02)	-
Net asset value, end of period	$ 7.98	$ 8.95	$ 11.09	$ 10.54
Total Return B, C, D	(10.84)%	(19.30)%	5.40%	5.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.80%	2.40%	2.24%	3.72% A
Expenses net of voluntary waivers, if any	2.20%	2.25%	2.24%	2.25% A
Expenses net of all reductions	2.16%	2.19%	2.20%	2.21% A
Net investment income (loss)	.24%	(.10)%	(.41)%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,079	$ 9,749	$ 15,505	$ 12,343
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 10.99	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.06)	(.11)	(.02)
Net realized and unrealized gain (loss)	(.98)	(2.11)	.62	.50
Total from investment operations	(1.00)	(2.17)	.51	.48
Net asset value, end of period	$ 7.82	$ 8.82	$ 10.99	$ 10.48
Total Return B, C, D	(11.34)%	(19.75)%	4.87%	4.80%
Ratios to Average Net Assets G
Expenses before expense reductions	3.33%	2.95%	2.81%	4.29% A
Expenses net of voluntary waivers, if any	2.70%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.65%	2.70%	2.71%	2.71% A
Net investment income (loss)	(.26)%	(.61)%	(.91)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,717	$ 6,507	$ 8,132	$ 3,765
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.84	$ 11.01	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.06)	(.10)	(.02)
Net realized and unrealized gain (loss)	(.99)	(2.11)	.62	.51
Total from investment operations	(1.01)	(2.17)	.52	.49
Net asset value, end of period	$ 7.83	$ 8.84	$ 11.01	$ 10.49
Total Return B, C, D	(11.43)%	(19.71)%	4.96%	4.90%
Ratios to Average Net Assets G
Expenses before expense reductions	3.22%	2.80%	2.67%	4.16% A
Expenses net of voluntary waivers, if any	2.71%	2.75%	2.67%	2.75% A
Expenses net of all reductions	2.66%	2.70%	2.63%	2.71% A
Net investment income (loss)	(.27)%	(.61)%	(.84)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,876	$ 4,393	$ 7,117	$ 3,894
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 11.16	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.04	.02	.07
Net realized and unrealized gain (loss)	(1.02)	(2.15)	.61	.51
Total from investment operations	(.95)	(2.11)	.63	.58
Distributions from net investment income	-	-	(.05)	-
Net asset value, end of period	$ 8.10	$ 9.05	$ 11.16	$ 10.58
Total Return B, C	(10.50)%	(18.91)%	5.94%	5.80%
Ratios to Average Net Assets F
Expenses before expense reductions	2.07%	1.75%	1.70%	3.31% A
Expenses net of voluntary waivers, if any	1.71%	1.75%	1.70%	1.75% A
Expenses net of all reductions	1.66%	1.69%	1.66%	1.71% A
Net investment income (loss)	.74%	.40%	.14%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 681	$ 820	$ 1,193	$ 838
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 1,499,194	|
Unrealized depreciation	(1,996,306)
Net unrealized appreciation (depreciation)	(497,112)
Undistributed ordinary income	34,363
Capital loss carryforward	(7,828,541)
Total Distributable earnings	$ (8,291,290)
Cost for federal income tax purposes	$ 18,535,833

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 6,588	$ 16	$ -
Class T	.25%	.25%	45,376	68	-
Class B	.75%	.25%	67,040	50,280	-
Class C	.75%	.25%	39,756	3,194	-
			$ 158,760	$ 53,558	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,354	$ 2,787
Class T	14,050	2,609
Class B*	25,924	25,924
Class C*	3,534	3,534
	$ 52,862	$ 34,854

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 12,778.49
Class T	42,260.47
Class B	33,603.50
Class C	15,242.38
Institutional Class	1,950.23
	$ 105,833

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,084 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%-*1.75%	$ 15,992
Class T	2.25%-*2.00%	53,952
Class B	2.75%-*2.50%	42,408
Class C	2.75%-*2.50%	20,122
Institutional Class	1.75%-*1.50%	2,978
		$ 135,452

* Expense limitation in effect at period-end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T

Annual Report

7. Expense Reductions - continued

("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction.

Directed Brokerage
	Distribution Expense Reduction	Other Expense Reduction
Fund Level	$	$ 10,895
Class A	-
Class T	-

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	427,176	655,078	$ 3,978,076	$ 6,713,667
Shares redeemed	(455,720)	(683,304)	(4,247,881)	(6,981,146)
Net increase (decrease)	(28,544)	(28,226)	$ (269,805)	$ (267,479)
Class T
Shares sold	242,800	1,166,309	$ 2,191,017	$ 12,776,249
Shares redeemed	(444,772)	(1,475,080)	(4,027,999)	(15,555,028)
Net increase (decrease)	(201,972)	(308,771)	$ (1,836,982)	$ (2,778,779)
Class B
Shares sold	256,719	303,986	$ 2,405,037	$ 3,163,138
Shares redeemed	(262,795)	(306,569)	(2,368,364)	(3,045,530)
Net increase (decrease)	(6,076)	(2,583)	$ 36,673	$ 117,608
Class C
Shares sold	101,482	212,140	$ 918,375	$ 2,159,797
Shares redeemed	(231,210)	(361,699)	(2,099,373)	(3,574,253)
Net increase (decrease)	(129,728)	(149,559)	$ (1,180,998)	$ (1,414,456)
Institutional Class
Shares sold	622,922	13,115	$ 6,154,110	$ 135,502
Shares redeemed	(629,370)	(29,488)	(6,250,012)	(310,030)
Net increase (decrease)	(6,448)	(16,373)	$ (95,902)	$ (174,528)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Europe Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian Hart (35)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Hart is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor InflationProtected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEUR-ANN-1202 158308
1.728711.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

ASemiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Europe Cap App - Inst CL	-10.50%	-18.65%
MSCI® Europe	-13.67%	-27.82%
European Region Funds Average	-13.28%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Morgan Stanley Capital InternationalSM (MSCI Europe) Europe Index - a market capitalization-weighted index of over 500 equity securities of countries domiciled in 17 European countries that is designed to represent the performance of developed stock markets in Europe. You can also compare Class I's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - Inst CL	-10.50%	-5.19%
MSCI Europe	-13.67%	-8.07%
European Region Funds Average	-13.28%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Ian Hart, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the 12-month period that ended October 31, 2002, the fund's Institutional Class shares had a return of -10.50%. By comparison, the Morgan Stanley Capital International Europe Index declined 13.67%, while the European funds average as tracked by Lipper Inc. fell 13.28%.

Q. What helped the fund outperform its benchmarks?

A. It really came down to stock picking. I don't make any great macro or sector bets. Instead, I try to invest in companies where I think there is great upside potential. This has been a consistent theme in my management of the fund during the past two years, a time of weak overall market performance in Europe and elsewhere. This bottom-up approach to stock selection incorporates a careful analysis of individual companies, looking at their earnings growth potential and investing in those I believe are underappreciated by the market. A number of names performed very strongly, and the reason they performed well is because they did what I expected when I bought them: grow earnings, grow them faster than the market expected and, as a consequence, benefit from a higher valuation. The consumer products sector produced a number of attractive ideas, as did media and transportation. Meanwhile, I underweighted sectors where I felt fundamentals remained weak, such as technology hardware and telecommunications services.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks were the strongest contributors to performance?

A. The three biggest contributors happened to be consumer-related names - Pernod-Ricard, the French spirits company; SEB, the French maker of domestic appliances; and Unilever, the Anglo-Dutch consumer products giant - but this wasn't because I'd made a bet on the consumer sector. Each of these companies performed well because their earnings grew materially over the course of the period, in an environment where many other companies had their earnings estimates slashed. The fund also found value in such diverse names as Fyffes, the Irish banana distributor; Trinity Mirror, the U.K. media company; and Harmony Gold Mining, the U.K.-listed South African gold miner.

Q. Did you make any significant course changes during the period? How did they work out?

A. In the early fall, I bought some financial stocks that I thought were fairly cheap and whose fundamentals I thought had bottomed. Among these were Royal & Sun Alliance Insurance Group, Banca Nazionale del Lavoro and Aberdeen Asset Management. As it turned out, I was in these names too early and, as the saying goes, being too early is the same as being wrong. Fundamentals at each company continued to slide, as did valuations, and that hurt the fund. Subsequently, I reduced my positions in the banking sector and took a sizeable stake in the European exchanges - specifically, the London Stock Exchange, Deutsche Boerse in Germany and Euronext, an amalgam of the old Dutch, French and Belgian exchanges, which are all listed companies. I believed these were strong businesses with terrific upside, even in poor markets. Recent results have added to my conviction.

Q. Other than the stocks you've mentioned, what else detracted from performance?

A. I bought Laurus, a Dutch food retailer, on its turnaround prospects, but the company decided to sell itself instead and the selling price was well under its then-current market value. Laurus is no longer in the fund. 3i Group, the U.K. venture capital firm and a top-10 holding, also was a detractor, partly because of market concerns that it was too heavily invested in technology-related firms. In hindsight, I was too early on 3i, but it continued to be one of the fund's top-10 positions because I felt it was still a good story longer term.

Annual Report

Q. What's your near-term outlook, Ian?

A. The economic outlook remains sluggish, and I'm not anticipating any significant near-term recovery. I think there will be more accounting issues both in Europe and the U.S. I also believe that the issue of pensions and companies' strained abilities to fund those liabilities will continue to be a major factor. So the bottom line for me is to keep a religious focus on earnings growth and cash flow, which I believe should help me weather whatever gyrations we may see over the next 12 months. That being said, I remain confident that there are plenty of attractive stock ideas out there that will allow the fund to do well in any economic environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Start date: December 17, 1998

Size: as of October 31, 2002, more than $18 million

Manager: Ian Hart, since 2000; joined Fidelity in 1994

3

Ian Hart on his investments in European stock exchange companies:

"I have a growing conviction in a number of the European stock exchanges, which recently have converted to companies in which you can buy shares. I believe the exchanges are wonderful businesses with great upside potential, and that they can perform well even in slow markets. Recent results have confirmed their significant growth opportunities, while valuations still leave much room for appreciation. As growth continues, the valuations should rise, and history will prove me right, I hope.

"These companies tend to generate good returns and good cash flow, and they do so whether the markets are headed up or down. They make their money on the volume growth in equities, clearing and especially derivatives. Costs appear to be under control, and operating margins should continue to trend upwards.

"This is a relatively new theme for me, but it still fits my basic philosophy: to locate and invest in companies with good, improving and underappreciated earnings growth. This allows one to get the upside on both earnings and valuation. That's a very simple strategy that's likely to remain with me forever."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod-Ricard (France, Beverages)	7.5	4.5
Unilever PLC (United Kingdom, Food Products)	6.3	3.1
TotalFinaElf SA Series B (France, Oil & Gas)	6.2	4.7
SEB SA (France, Household Durables)	5.5	3.0
Deutsche Boerse AG (Germany, Diversified Financials)	5.2	0.9
	30.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.1	18.6
Consumer Staples	22.8	16.5
Consumer Discretionary	17.6	27.3
Energy	7.3	6.4
Health Care	5.3	8.9
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	26.6	29.7
France	24.7	21.6
Germany	14.8	7.4
Spain	4.7	4.9
Netherlands	4.7	6.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 93.1%	Stocks 91.0%
Short-Term Investments and Net Other Assets 6.9%	Short-Term Investments and Net Other Assets 9.0%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1)
Austria - 0.2%
voestalpine AG	1,000	$ 25,349
Belgium - 0.8%
Mobistar SA (a)	3,200	62,239
Solvay SA	1,500	90,196
TOTAL BELGIUM		152,435
Denmark - 2.1%
Carlsberg AS Series B	8,300	389,158
Finland - 2.5%
Sonera Corp. (a)	97,600	453,075
France - 24.7%
Aventis SA (France)	6,100	361,120
Club Mediterranee SA (a)	2,900	69,751
CNP Assurances	3,800	134,840
GrandVision SA	4,300	74,951
Naf Naf SA (a)	4,400	69,246
Pernod-Ricard	13,600	1,377,087
Rhodia SA	16,400	113,629
SEB SA	12,200	1,014,347
Skis Rossignol SA	9,300	85,608
TotalFinaElf SA Series B	8,417	1,145,049
Valeo SA	1,800	53,004
Vivendi Universal SA sponsored ADR	4,500	54,540
TOTAL FRANCE		4,553,172
Germany - 13.9%
Adidas-Salomon AG	1,700	129,598
Allianz AG (Reg.)	5,100	535,490
Bayer AG	8,900	168,785
Celanese AG (Reg.) (a)	7,000	132,198
Deutsche Boerse AG	26,341	949,815
Deutsche Lufthansa AG (Reg.) (a)	8,600	98,572
ESCADA AG	6,800	85,816
Fresenius Medical Care AG sponsored ADR	1	10
Gehe AG	4,600	175,977
Schering AG	2,195	101,678
Sixt AG	6,700	63,332
Zapf Creation AG	5,700	119,156
TOTAL GERMANY		2,560,427
Ireland - 2.9%
Bank of Ireland	11,300	125,269
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - continued
Fyffes PLC (Ireland)	60,900	$ 86,199
Glanbia PLC	48,200	76,333
IWP International PLC (United Kingdom) (Reg.)	51,800	49,843
Waterford Wedgwood PLC unit	424,500	201,682
TOTAL IRELAND		539,326
Italy - 2.7%
Banca Nazionale del Lavoro (BNL) (a)	181,100	187,140
Banco Popolare di Verona e Novara	15,540	186,070
Cassa Di Risparmio Di Firenze	108,100	130,430
TOTAL ITALY		503,640
Luxembourg - 0.4%
Arcelor SA (a)	6,096	65,829
Stolt Offshore SA (a)	8,500	14,283
TOTAL LUXEMBOURG		80,112
Netherlands - 4.7%
Euronext NV	11,600	230,782
ING Groep NV (Certificaten Van Aandelen)	12,430	207,801
Koninklijke Philips Electronics NV	7,734	138,558
Randstad Holdings NV	1,900	18,994
Samas Groep NV (Certificaten Van Aandelen)	10,400	52,911
Van der Moolen Holding NV sponsored ADR	9,300	208,785
TOTAL NETHERLANDS		857,831
Norway - 0.4%
Schibsted AS (B Shares)	7,200	68,722
Russia - 1.3%
Surgutneftegaz JSC sponsored ADR	9,600	172,800
Wimm-Bill-Dann Foods OJSC ADR (a)	3,100	61,907
TOTAL RUSSIA		234,707
Spain - 4.7%
Altadis SA (Spain)	18,100	382,493
Banco Santander Central Hispano SA	34,260	209,906
Campofrio Alimentacion SA	3,332	28,363
Corporacion Mapfre SA (Reg.)	18,200	123,038
Fomento Construcciones y Contratas SA (FOCSA)	3,300	67,973
Pescanova SA	6,400	60,180
TOTAL SPAIN		871,953
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - 1.2%
Electrolux AB (B Shares)	4,691	$ 71,226
Telefonaktiebolaget LM Ericsson (B Shares) (a)	195,400	154,171
TOTAL SWEDEN		225,397
Switzerland - 3.1%
Barry Callebaut AG	760	67,007
Credit Suisse Group (Reg.)	5,684	108,501
Roche Holding AG (participation certificate)	2,588	183,068
Saurer AG (Reg.) (a)	6,070	112,993
Sulzer AG (Reg.)	800	97,746
TOTAL SWITZERLAND		569,315
United Kingdom - 26.6%
3i Group PLC	81,700	637,861
Avis Europe PLC	34,800	57,034
Berkeley Group PLC	6,100	56,644
Body Shop International PLC	50,400	77,279
Bodycote International PLC	11,000	16,264
British Airways PLC (a)	68,800	142,360
Cable & Wireless PLC	61,700	142,873
Carlton Communications PLC	34,600	67,669
Centrica PLC	61,600	175,410
Devro PLC	61,100	52,578
Diageo PLC	14,400	162,330
EGG PLC (a)	32,500	71,825
EMI Group PLC	24,600	72,552
H.P. Bulmer Holdings PLC	10,900	15,946
London Stock Exchange PLC	63,700	330,390
Maiden Group PLC	15,500	56,991
Morgan Crucible Co. PLC	110,900	84,154
Mytravel Group PLC	36,800	9,644
Next PLC	6,700	93,297
Northgate PLC	16,600	102,201
Prudential PLC	72,800	520,536
Rac PLC	10,000	69,859
Reuters Group PLC	28,500	85,120
Royal & Sun Alliance Insurance Group PLC	52,000	94,377
SMG PLC	29,600	38,902
Somerfield PLC	103,300	88,893
Sygen International PLC	91,118	68,430
Trinity Mirror PLC	37,000	208,405
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Unilever PLC	119,200	$ 1,164,286
Wyevale Garden Centres PLC	22,100	141,941
TOTAL UNITED KINGDOM		4,906,051
TOTAL COMMON STOCKS (Cost $17,180,230)		16,990,670
Nonconvertible Preferred Stocks - 0.9%

Germany - 0.9%
Fresenius Medical Care AG	2,700	67,373
Porsche AG (non-vtg.)	200	95,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $181,027)		163,285
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 1.83% (b) (Cost $884,766)	884,766	884,766
TOTAL INVESTMENT PORTFOLIO - 97.9% (Cost $18,246,023)		18,038,721
NET OTHER ASSETS - 2.1%		384,577
NET ASSETS - 100%		$ 18,423,298
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $30,652,605 and $35,152,283, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $7,829,000 of which $635,000, $2,918,000 and $4,276,000 will expire on October 31, 2007, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $18,246,023) - See accompanying schedule		$ 18,038,721
Foreign currency held at value (cost $62,964)		62,964
Receivable for investments sold		400,085
Receivable for fund shares sold		25,637
Dividends receivable		73,088
Interest receivable		2,439
Receivable from investment adviser for expense reductions		22,828
Total assets		18,625,762

Liabilities
Payable for investments purchased	$ 111,782
Payable for fund shares redeemed	20,923
Accrued management fee	11,223
Distribution fees payable	10,487
Other payables and accrued expenses	48,049
Total liabilities		202,464

Net Assets		$ 18,423,298
Net Assets consist of:
Paid in capital		$ 26,714,588
Undistributed net investment income		23,625
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,110,755)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(204,160)
Net Assets		$ 18,423,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,070,794 ÷ 257,856 shares)	$ 8.03

Maximum offering price per share (100/94.25 of $8.03)	$ 8.52
Class T: Net Asset Value and redemption price per share ($7,078,628 ÷ 887,253 shares)	$ 7.98

Maximum offering price per share (100/96.50 of $7.98)	$ 8.27
Class B: Net Asset Value and offering price per share ($5,716,725 ÷ 731,314 shares) A	$ 7.82

Class C: Net Asset Value and offering price per share ($2,875,976 ÷ 367,430 shares) A	$ 7.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($681,175 ÷ 84,085 shares)	$ 8.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 595,023
Interest		12,990
Security lending		1,988
		610,001
Less foreign taxes withheld		(53,869)
Total income		556,132

Expenses
Management fee	$ 169,808
Transfer agent fees	105,833
Distribution fees	158,760
Accounting and security lending fees	62,061
Non-interested trustees' compensation	82
Custodian fees and expenses	99,030
Registration fees	58,198
Audit	33,748
Legal	459
Miscellaneous	1,610
Total expenses before reductions	689,589
Expense reductions	(146,347)	543,242
Net investment income (loss)		12,890
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,206,870)
Foreign currency transactions	10,736
Total net realized gain (loss)		(4,196,134)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,905,283
Assets and liabilities in foreign currencies	2,259
Total change in net unrealized appreciation (depreciation)		1,907,542
Net gain (loss)		(2,288,592)
Net increase (decrease) in net assets resulting from operations		$ (2,275,702)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,890	$ (90,695)
Net realized gain (loss)	(4,196,134)	(3,098,769)
Change in net unrealized appreciation (depreciation)	1,907,542	(3,696,249)
Net increase (decrease) in net assets resulting from operations	(2,275,702)	(6,885,713)
Share transactions - net increase (decrease)	(3,347,014)	(4,517,634)
Total increase (decrease) in net assets	(5,622,716)	(11,403,347)

Net Assets
Beginning of period	24,046,014	35,449,361
End of period (including undistributed net investment income of $23,625 and $0, respectively)	$ 18,423,298	$ 24,046,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 11.13	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.02)	.05
Net realized and unrealized gain (loss)	(1.02)	(2.14)	.62	.51
Total from investment operations	(.97)	(2.13)	.60	.56
Distributions from net investment income	-	-	(.03)	-
Net asset value, end of period	$ 8.03	$ 9.00	$ 11.13	$ 10.56
Total Return B, C, D	(10.78)%	(19.14)%	5.67%	5.60%
Ratios to Average Net Assets G
Expenses before expense reductions	2.57%	2.16%	1.97%	3.52% A
Expenses net of voluntary waivers, if any	1.96%	2.00%	1.97%	2.00% A
Expenses net of all reductions	1.91%	1.95%	1.93%	1.96% A
Net investment income (loss)	.48%	.14%	(.14)%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,071	$ 2,577	$ 3,501	$ 2,060
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 11.09	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.01)	(.05)	.03
Net realized and unrealized gain (loss)	(.99)	(2.13)	.62	.51
Total from investment operations	(.97)	(2.14)	.57	.54
Distributions from net investment income	-	-	(.02)	-
Net asset value, end of period	$ 7.98	$ 8.95	$ 11.09	$ 10.54
Total Return B, C, D	(10.84)%	(19.30)%	5.40%	5.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.80%	2.40%	2.24%	3.72% A
Expenses net of voluntary waivers, if any	2.20%	2.25%	2.24%	2.25% A
Expenses net of all reductions	2.16%	2.19%	2.20%	2.21% A
Net investment income (loss)	.24%	(.10)%	(.41)%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,079	$ 9,749	$ 15,505	$ 12,343
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.82	$ 10.99	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.06)	(.11)	(.02)
Net realized and unrealized gain (loss)	(.98)	(2.11)	.62	.50
Total from investment operations	(1.00)	(2.17)	.51	.48
Net asset value, end of period	$ 7.82	$ 8.82	$ 10.99	$ 10.48
Total Return B, C, D	(11.34)%	(19.75)%	4.87%	4.80%
Ratios to Average Net Assets G
Expenses before expense reductions	3.33%	2.95%	2.81%	4.29% A
Expenses net of voluntary waivers, if any	2.70%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.65%	2.70%	2.71%	2.71% A
Net investment income (loss)	(.26)%	(.61)%	(.91)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,717	$ 6,507	$ 8,132	$ 3,765
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.84	$ 11.01	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.06)	(.10)	(.02)
Net realized and unrealized gain (loss)	(.99)	(2.11)	.62	.51
Total from investment operations	(1.01)	(2.17)	.52	.49
Net asset value, end of period	$ 7.83	$ 8.84	$ 11.01	$ 10.49
Total Return B, C, D	(11.43)%	(19.71)%	4.96%	4.90%
Ratios to Average Net Assets G
Expenses before expense reductions	3.22%	2.80%	2.67%	4.16% A
Expenses net of voluntary waivers, if any	2.71%	2.75%	2.67%	2.75% A
Expenses net of all reductions	2.66%	2.70%	2.63%	2.71% A
Net investment income (loss)	(.27)%	(.61)%	(.84)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,876	$ 4,393	$ 7,117	$ 3,894
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 11.16	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.04	.02	.07
Net realized and unrealized gain (loss)	(1.02)	(2.15)	.61	.51
Total from investment operations	(.95)	(2.11)	.63	.58
Distributions from net investment income	-	-	(.05)	-
Net asset value, end of period	$ 8.10	$ 9.05	$ 11.16	$ 10.58
Total Return B, C	(10.50)%	(18.91)%	5.94%	5.80%
Ratios to Average Net Assets F
Expenses before expense reductions	2.07%	1.75%	1.70%	3.31% A
Expenses net of voluntary waivers, if any	1.71%	1.75%	1.70%	1.75% A
Expenses net of all reductions	1.66%	1.69%	1.66%	1.71% A
Net investment income (loss)	.74%	.40%	.14%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 681	$ 820	$ 1,193	$ 838
Portfolio turnover rate	137%	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 1,499,194	|
Unrealized depreciation	(1,996,306)
Net unrealized appreciation (depreciation)	(497,112)
Undistributed ordinary income	34,363
Capital loss carryforward	(7,828,541)
Total Distributable earnings	$ (8,291,290)
Cost for federal income tax purposes	$ 18,535,833

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 6,588	$ 16	$ -
Class T	.25%	.25%	45,376	68	-
Class B	.75%	.25%	67,040	50,280	-
Class C	.75%	.25%	39,756	3,194	-
			$ 158,760	$ 53,558	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,354	$ 2,787
Class T	14,050	2,609
Class B*	25,924	25,924
Class C*	3,534	3,534
	$ 52,862	$ 34,854

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 12,778.49
Class T	42,260.47
Class B	33,603.50
Class C	15,242.38
Institutional Class	1,950.23
	$ 105,833

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,084 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%-*1.75%	$ 15,992
Class T	2.25%-*2.00%	53,952
Class B	2.75%-*2.50%	42,408
Class C	2.75%-*2.50%	20,122
Institutional Class	1.75%-*1.50%	2,978
		$ 135,452

* Expense limitation in effect at period-end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T

Annual Report

7. Expense Reductions - continued

("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction.

Directed Brokerage
	Distribution Expense Reduction	Other Expense Reduction
Fund Level	$	$ 10,895
Class A	-
Class T	-

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	427,176	655,078	$ 3,978,076	$ 6,713,667
Shares redeemed	(455,720)	(683,304)	(4,247,881)	(6,981,146)
Net increase (decrease)	(28,544)	(28,226)	$ (269,805)	$ (267,479)
Class T
Shares sold	242,800	1,166,309	$ 2,191,017	$ 12,776,249
Shares redeemed	(444,772)	(1,475,080)	(4,027,999)	(15,555,028)
Net increase (decrease)	(201,972)	(308,771)	$ (1,836,982)	$ (2,778,779)
Class B
Shares sold	256,719	303,986	$ 2,405,037	$ 3,163,138
Shares redeemed	(262,795)	(306,569)	(2,368,364)	(3,045,530)
Net increase (decrease)	(6,076)	(2,583)	$ 36,673	$ 117,608
Class C
Shares sold	101,482	212,140	$ 918,375	$ 2,159,797
Shares redeemed	(231,210)	(361,699)	(2,099,373)	(3,574,253)
Net increase (decrease)	(129,728)	(149,559)	$ (1,180,998)	$ (1,414,456)
Institutional Class
Shares sold	622,922	13,115	$ 6,154,110	$ 135,502
Shares redeemed	(629,370)	(29,488)	(6,250,012)	(310,030)
Net increase (decrease)	(6,448)	(16,373)	$ (95,902)	$ (174,528)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Europe Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian Hart (35)

Year of Election or Appointment: 2001

Vice President of Advisor Europe Capital Appreciation. Mr. Hart is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEURI-ANN-1202 158309
1.728712.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Equity

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

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For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Global Equity Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity ® Adv Global Equity - CL A	-11.68%	-11.99%
Fidelity Adv Global Equity - CL A (incl. 5.75% sales charge)	-16.76%	-17.05%
MSCI® World	-14.53%	-24.68%
Global Funds Average	-13.92%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM (MSCI® World) World Index - a market capitalization-weighted index of over 1,400 equity securities of companies domiciled in 26 countries that is designed to represent the performance of developed stock markets throughout the world. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL A	-11.68%	-3.24%
Fidelity Adv Global Equity - CL A (incl. 5.75% sales charge)	-16.76%	-4.71%
MSCI World	-14.53%	-7.05%
Global Funds Average	-13.92%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI World Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Global Equity Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL T	-11.96%	-12.95%
Fidelity Adv Global Equity - CL T (incl. 3.50% sales charge)	-15.04%	-15.99%
MSCI World	-14.53%	-24.68%
Global Funds Average	-13.92%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International (MSCI World) World Index - a market capitalization-weighted index of over 1,400 equity securities of companies domiciled in 26 countries that is designed to represent the performance of developed stock markets throughout the world. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL T	-11.96%	-3.52%
Fidelity Adv Global Equity - CL T (incl. 3.50% sales charge)	-15.04%	-4.40%
MSCI World	-14.53%	-7.05%
Global Funds Average	-13.92%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI World Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Global Equity Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL B	-12.34%	-14.64%
Fidelity Adv Global Equity - CL B (incl. contingent deferred sales charge)	-16.73%	-17.15%
MSCI World	-14.53%	-24.68%
Global Funds Average	-13.92%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International (MSCI World) World Index - a market capitalization-weighted index of over 1,400 equity securities of companies domiciled in 26 countries that is designed to represent the performance of developed stock markets throughout the world. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL B	-12.34%	-4.00%
Fidelity Adv Global Equity - CL B (incl. contingent deferred sales charge)	-16.73%	-4.74%
MSCI World	-14.53%	-7.05%
Global Funds Average	-13.92%	n/a*

* Not available

Annual Report

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class B on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, including the effect of the applicable contingent deferred sales charge, and also shows how the MSCI World Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Global Equity Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL C	-12.42%	-14.54%
Fidelity Adv Global Equity - CL C (incl. contingent deferred sales charge)	-13.30%	-14.54%
MSCI World	-14.53%	-24.68%
Global Funds Average	-13.92%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International (MSCI World) World Index - a market capitalization-weighted index of over 1,400 equity securities of companies domiciled in 26 countries that is designed to represent the performance of developed stock markets throughout the world. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL C	-12.42%	-3.97%
Fidelity Adv Global Equity - CL C (incl. contingent deferred sales charge)	-13.30%	-3.97%
MSCI World	-14.53%	-7.05%
Global Funds Average	-13.92%	n/a*

* Not available

Annual Report

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class C on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI World Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

>

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Global Equity Fund

Q. How did the fund perform, Dick?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 11.68%, 11.96%, 12.34% and 12.42%, respectively, while the Morgan Stanley Capital International World Index and the Lipper Inc. global funds average declined 14.53% and 13.92%, respectively.

Q. What drove the global equity markets?

A. There were few places to hide in the global bear market, as most regions of the world generated similarly negative returns. After bouncing back from their September lows during the first half of the period, stocks faltered as the prospects dimmed for a strong U.S.-led global economic recovery. Geopolitical tension and ethics scandals in corporate America also shook investor confidence, fueling the decline in global markets spurred by eroding business fundamentals and disappointing earnings results. Several factors supported U.S. stocks, including stimulative monetary and fiscal policy, but they were overwhelmed by a delayed rebound in capital spending, a weak job market and declining consumer spending. Sluggish economic growth also plagued continental Europe, particularly Germany, partly due to the European Central Bank's reluctance to aggressively lower interest rates. The U.K. fared better than its mainland counterparts, thanks to its limited exposure to poor-performing technology-related stocks and the Bank of England's more aggressive stance on rates. Despite historically low valuations, a positive profit outlook and interest rates at zero, Japanese stocks continued to suffer from concerns about the government's willingness to revive the economy and cure deflation by enacting overdue structural reforms.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund beat its benchmarks?

A. Given this challenging backdrop, I was reluctant to make any major regional calls, and instead relied on stock picking within the subportfolios to dictate performance. That said, the fund marginally benefited from further underweighting continental Europe - which lagged the world market - during the summer when it seemed like the economy was stalling. At the same time, we slightly overweighted stronger-performing, more defensive U.K. equities, which boosted returns relative to the index. Small tactical allocations to Australia and Southeast Asia - the world's brightest stars during the period - also helped. Still, the bulk of the fund's outperformance came from strong security and sector selection within each of the major markets. Most contributors were U.S. subportfolio holdings, a natural byproduct of the fund's and the benchmarks' emphasis on North America.

Q. What strategies guided the fund's stock picking?

A. The fund benefited from being nimble enough to respond to rapidly changing market conditions. An aggressive posture helped early on, as several cyclical consumer discretionary and technology holdings performed well in anticipation of an improving economy. Top contributors were smaller-cap stocks, including Starwood Hotels & Resorts, Sonic Automotive, NVIDIA and Japan's Rohm. Becoming more defensive in the spring also was key, as uncertainty about the global economic recovery re-emerged. Owning attractively priced consumer staples, such as Avon Products and Spain-based Altadis, also helped, as did avoiding troubled tech hardware and telecommunication services firms. Further, our emphasis on relatively stable tech stocks, such as Dell, worked during the summer as the sector imploded. Also important was selectively adding to more volatile names, such as Yahoo!, late in the period when tech stocks rallied. Finally, we benefited from raising exposure to homebuilders and health care companies with improving prospects that were trading cheap. On the down side, while we dodged the WorldCom disaster, we held some stocks that were hurt by accounting issues, namely Computer Associates, Tyco International, Qwest Communications and Rite Aid. Some stocks I've mentioned were not held at period end. Underweighting banks also detracted, as they benefited from a favorable interest rate environment and good credit-risk management.

Annual Report

Q. What's your outlook?

A. Sentiment continues to be negative around the world and is likely to remain so until economic, geopolitical and corporate uncertainty subsides. That said, many stocks are now more reasonably valued, and companies are entering a period of easier year-over-year comparisons. In addition, there's the possibility of more rate cuts in the U.S. and continental Europe. Since it's still risky to make big regional calls, given currency movements and little divergence in market performance, security selection will remain critical going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 17, 1998

Size: as of October 31, 2002, more than $23 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann on the U.S. market:

"How I manage the fund's U.S. exposure in the coming months will largely depend on what happens in the fixed-income markets. Despite sharply lower interest rates and an accommodative Federal Reserve Board, investment-grade corporate bonds have come under extreme pressure in recent months, with household-name issuers selling at very large premiums over Treasuries. While this environment has caused high-yield spreads to widen even further than expected, it has also dragged on equity performance. A stronger economy and improved earnings would be necessary to reverse this effect, as fund flows out of government bonds and into corporates could help alleviate the credit crunch and induce firms to invest and hire again, which could help equities. While continued cost cutting should help boost corporate earnings in 2003, it may take some time for demand-driven earnings to rebound. In the meantime, higher pension costs and other reforms, such as stock option expensing, could put a damper on earnings expectations.

"Rarely have bonds outperformed equities for such a prolonged period of time, as investors have sought safe havens. Our approach is to counter such trends when they become overstretched and when market valuations seem to have reached extreme levels."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp. (United States of America, Software)	3.4	2.4
Dell Computer Corp. (United States of America, Computers & Peripherals)	3.1	2.1
Johnson & Johnson (United States of America, Pharmaceuticals)	2.9	2.3
Yahoo!, Inc. (United States of America, Internet Software & Services)	2.2	0.5
The Coca-Cola Co. (United States of America, Beverages)	1.6	1.4
	13.2
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.3	14.2
Health Care	15.8	15.7
Consumer Discretionary	15.6	13.4
Financials	14.7	15.6
Consumer Staples	10.2	11.2
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	55.9	52.7
United Kingdom	11.3	11.5
Japan	9.7	10.7
France	3.8	4.0
Switzerland	2.5	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks and Equity Futures 99.1%	Stocks and Equity Futures 98.8%
Short-Term Investments and Net Other Assets 0.9%	Short-Term Investments and Net Other Assets 1.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
Australia - 1.9%
AMP Ltd.	2,417	$ 17,035
Australia & New Zealand Banking Group Ltd.	6,800	71,058
Australian Gas Light Co.	1,000	5,660
Australian Stock Exchange Ltd.	700	4,467
BHP Billiton Ltd.	12,285	66,062
BHP Steel Ltd.	2,457	4,063
Brambles Industries Ltd.	2,365	8,990
BRL Hardy Ltd.	330	1,414
Coles Myer Ltd.	3,800	13,475
Commonwealth Bank of Australia	2,700	45,550
Goodman Fielder Ltd.	12,200	9,952
John Fairfax Holdings Ltd.	2,800	4,537
Lihir Gold Ltd. (a)	2,700	1,633
National Australia Bank Ltd.	3,100	59,128
News Corp. Ltd.	6,860	39,839
Perpetual Trustees Australia Ltd.	406	7,802
Publishing & Broadcasting Ltd.	1,500	6,793
Qantas Airways Ltd.	4,800	10,042
QBE Insurance Group Ltd.	2,300	9,828
Rio Tinto Ltd.	200	3,546
Suncorp-Metway Ltd.	1,200	8,078
Telstra Corp. Ltd.	6,500	17,170
Westpac Banking Corp.	3,400	26,793
WMC Ltd.	1,200	5,054
TOTAL AUSTRALIA		447,969
Belgium - 0.1%
Solvay SA	450	27,059
Canada - 1.9%
Abitibi-Consolidated, Inc.	380	2,426
Agnico-Eagle Mines Ltd.	190	2,299
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	95	0
Alcan, Inc.	390	10,982
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	220	1,950
Astral Media, Inc. Class A (non-vtg.)	190	2,538
ATI Technologies, Inc. (a)	350	2,236
Bank of Montreal, Quebec	770	18,840
Bank of Nova Scotia	740	21,803
Barrick Gold Corp.	510	7,680
BCE, Inc.	1,410	24,448
Biovail Corp. (a)	370	11,716
Brascan Corp. Class A (ltd. vtg.)	410	8,067
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Canadian Imperial Bank of Commerce	310	$ 7,714
Canadian National Railway Co.	240	10,200
Canadian Natural Resources Ltd.	160	4,372
Canadian Tire Corp. Ltd. Class A (non vtg.)	210	4,275
Celestica, Inc. (sub. vtg.) (a)	290	4,010
CGI Group, Inc. Class A (sub. vtg.) (a)	390	1,753
CHC Helicopter Corp. Class A (sub. vtg.)	210	4,031
CP Ships Ltd.	210	2,546
Dofasco, Inc.	130	2,396
Domtar, Inc.	270	2,549
Enbridge, Inc.	300	8,475
EnCana Corp.	674	19,672
Fairmont Hotels & Resorts, Inc.	105	2,562
Falconbridge Ltd.	260	2,438
Finning Ltd.	170	2,664
Forzani Group Ltd. Class A (a)	270	3,145
G.T.C. Transcontinental Group Ltd. Class A	150	3,704
Goldcorp, Inc.	390	3,757
Hurricane Hydrocarbons Class A (a)	240	2,751
Inco Ltd. (a)	200	3,821
Jean Coutu Group, Inc. Class A	210	2,485
Loblaw Companies Ltd.	360	13,073
Magna International, Inc. Class A	130	7,049
Manitoba Telecom Services, Inc.	110	2,508
Manulife Financial Corp.	680	14,664
Masonite International Corp. (a)	460	7,621
Meridian Gold, Inc. (a)	480	7,688
Methanex Corp.	580	4,917
Molson, Inc. Class A	90	1,703
National Bank of Canada	240	4,530
Newmont Mining Corp. Canada Ltd.	234	5,784
NOVA Chemicals Corp.	100	2,010
Onex Corp. (sub. vtg.)	450	4,710
Open Text Corp. (a)	110	2,679
Penn West Petroleum Ltd. (a)	160	3,699
Petro-Canada	390	10,837
Placer Dome, Inc.	740	6,487
Potash Corp. of Saskatchewan	90	6,072
Power Corp. of Canada (sub. vtg.)	220	4,907
Power Financial Corp.	110	2,419
Precision Drilling Corp. (a)	90	3,076
Quebecor World, Inc. (sub. vtg.)	210	5,196
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Royal Bank of Canada	1,240	$ 43,327
Shell Canada Ltd. Class A	160	5,233
Shoppers Drug Mart Corp.	160	2,557
SNC-Lavalin Group, Inc.	110	2,539
Sobeys, Inc.	350	8,404
SouthernEra Resources Ltd. (a)	710	2,818
Sun Life Financial Services of Canada, Inc.	933	15,686
Suncor Energy, Inc.	640	9,309
Talisman Energy, Inc.	320	11,744
Teck Cominco Ltd. Class B (sub. vtg.)	270	1,881
Torstar Corp. Class B	150	2,505
TransCanada PipeLines Ltd.	800	11,559
TOTAL CANADA		453,496
Cayman Islands - 0.5%
Noble Corp. (a)	3,660	118,291
Denmark - 0.4%
Danske Bank AS	1,630	25,945
ISS AS (a)	2,128	68,595
TOTAL DENMARK		94,540
Finland - 1.1%
Fortum Oyj	9,240	55,332
Nokia Corp.	9,610	159,718
Sampo Oyj (A Shares)	5,729	39,070
TOTAL FINLAND		254,120
France - 3.8%
Aventis SA (France)	3,293	194,946
AXA SA	5,600	83,531
BNP Paribas SA	1,792	71,410
Credit Lyonnais SA	1,557	55,326
Essilor International SA	1,280	51,501
Pechiney SA Series A	630	19,431
Pernod-Ricard	640	64,804
Television Francaise 1 SA	1,370	35,257
TotalFinaElf SA Series B	1,825	248,273
Vivendi Universal SA	5,000	61,368
TOTAL FRANCE		885,847
Germany - 1.0%
Altana AG	600	29,088
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Beiersdorf AG	190	$ 20,929
Deutsche Boerse AG	1,101	39,700
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	553	70,642
Schering AG	1,730	80,138
TOTAL GERMANY		240,497
Hong Kong - 1.1%
Bank of East Asia Ltd.	1,800	3,139
Cafe de Coral Holdings Ltd.	6,000	3,923
Cheung Kong Holdings Ltd.	5,000	33,176
CLP Holdings Ltd.	5,400	21,879
CNOOC Ltd.	3,500	4,375
Giordano International Ltd.	12,000	4,577
Guoco Group Ltd.	1,783	10,379
Hang Seng Bank Ltd.	6,500	70,214
Hong Kong & China Gas Co. Ltd.	4,400	5,783
Hong Kong Electric Holdings Ltd.	4,500	18,290
Hutchison Whampoa Ltd.	5,600	34,464
Johnson Electric Holdings Ltd.	4,000	4,231
Li & Fung Ltd.	4,000	3,975
PCCW Ltd. (a)	20,000	2,821
Sun Hung Kai Properties Ltd.	5,000	31,156
TOTAL HONG KONG		252,382
Ireland - 0.6%
Bank of Ireland	8,838	97,976
CRH PLC	3,827	48,562
TOTAL IRELAND		146,538
Israel - 0.1%
Teva Pharmaceutical Industries Ltd. sponsored ADR	330	25,552
Italy - 1.3%
Autostrade Spa	4,740	39,396
Banco Popolare di Verona e Novara	6,590	78,906
ENI Spa	9,311	129,052
Italgas Spa	5,410	52,472
TOTAL ITALY		299,826
Japan - 9.7%
Aoyama Trading Co. Ltd.	800	9,759
Asahi Kasei Corp.	2,000	4,439
Bank of Yokohama Ltd.	6,000	25,115
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Canon, Inc.	3,000	$ 110,280
Central Glass Co. Ltd.	2,000	9,057
Credit Saison Co. Ltd.	1,400	27,645
CSK Corp.	1,000	24,193
Daikin Industries Ltd.	2,000	31,039
Daito Trust Construction Co.	1,000	19,624
Daiwa Securities Group, Inc.	5,000	23,336
Denki Kagaku Kogyo Kabushiki Kaisha	3,000	5,704
Denso Corp.	600	9,561
Dowa Mining Co. Ltd.	4,000	16,776
East Japan Railway Co.	6	27,318
Fast Retailing Co. Ltd.	400	12,370
Fuji Photo Film Co. Ltd.	2,000	54,778
Funai Electric Co. Ltd.	100	10,795
Gunze Ltd.	1,000	3,941
Heiwa Corp.	1,200	17,830
Hino Motors Ltd.	6,000	18,212
Hitachi Chemical Co. Ltd.	1,800	13,160
Hosiden Corp.	1,000	8,608
Hoya Corp.	800	54,898
Ito-Yokado Co. Ltd.	1,000	31,170
Itochu Corp.	5,000	10,363
JAFCO Co. Ltd.	300	12,607
Japan Real Estate Investment Corp.	2	8,812
JGC Corp.	3,000	16,719
JSR Corp.	2,000	16,515
Kao Corp.	2,000	45,694
KDDI Corp.	10	29,375
Keyence Corp.	100	16,548
Kobayashi Pharmaceutical Co. Ltd.	300	11,774
Konami Corp.	1,600	38,122
Kyocera Corp.	800	47,208
Matsushita Electric Industrial Co. Ltd.	4,000	41,908
Minolta Co. Ltd. (a)	5,000	19,583
Mitsubishi Electric Corp. (a)	5,000	12,688
Mitsubishi Estate Co. Ltd.	1,000	7,474
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	8	52,156
Mitsui & Co. Ltd.	7,000	33,071
Mitsui Chemicals, Inc.	5,000	17,502
Mitsui O.S.K Lines Ltd.	12,000	20,758
Murata Manufacturing Co. Ltd.	500	23,622
NGK Insulators Ltd.	2,000	11,326
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nichicon Corp.	2,100	$ 23,835
Nidec Corp.	100	6,071
Nikko Cordial Corp.	5,000	20,032
Nikon Corp.	2,000	13,969
Nintendo Co. Ltd.	300	28,885
Nissan Motor Co. Ltd.	14,300	109,798
NOK Corp.	4,000	46,673
Nomura Holdings, Inc.	7,000	80,535
NTT DoCoMo, Inc. (c)	2	3,688
Office Building Fund of Japan, Inc.	4	19,355
Ricoh Co. Ltd.	2,000	35,739
Rohm Co. Ltd.	500	62,951
Seven Eleven Japan Co. Ltd.	1,000	28,232
Shimachu Co. Ltd.	1,300	25,034
Shin-Etsu Chemical Co. Ltd.	800	24,675
SMC Corp.	300	23,744
Sony Corp.	1,800	77,832
Stanley Electric Co. Ltd.	4,000	45,792
Sumisho Lease Co. Ltd.	400	5,193
Sumitomo Chemical Co. Ltd.	7,000	20,962
Sumitomo Electric Industries Ltd.	4,000	20,301
Sumitomo Mitsui Banking Corp.	11,000	45,506
Sumitomo Trust & Banking Ltd.	4,000	18,278
Taiyo Yuden Co. Ltd.	1,000	11,897
Takeda Chemical Industries Ltd.	1,900	78,912
Terumo Corp.	1,300	17,863
THK Co. Ltd.	1,400	14,256
Tohoku Electric Power Co., Inc.	800	10,640
Tokyo Electric Power Co.	1,200	22,178
Tokyo Electron Ltd.	700	28,216
Tokyo Seimitsu Co. Ltd.	200	4,112
Tosoh Corp.	8,000	16,972
Toyoda Gosei Co. Ltd.	1,000	17,951
Toyota Motor Corp.	3,700	89,910
UMC Japan (a)	10	8,241
Uni-Charm Corp.	700	25,874
Uny Co. Ltd.	1,000	9,808
World Co. Ltd.	400	8,568
Yakult Honsha Co. Ltd.	3,000	36,449
Yokogawa Electric Corp.	3,000	15,887
TOTAL JAPAN		2,268,247
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 0.8%
ASML Holding NV (a)	2,770	$ 24,264
Euronext NV	4,850	96,491
ING Groep NV (Certificaten Van Aandelen)	3,210	53,664
Koninklijke Philips Electronics NV	821	14,709
TOTAL NETHERLANDS		189,128
Norway - 0.6%
DnB Holding ASA	15,320	70,641
Gjensidige Nor ASA (a)	800	24,843
Statoil ASA	4,800	34,845
Tomra Systems AS	2,800	20,514
TOTAL NORWAY		150,843
Singapore - 0.6%
City Developments Ltd.	1,000	2,647
DBS Group Holdings Ltd.	2,000	14,027
Oversea-Chinese Banking Corp. Ltd.	4,050	23,824
Singapore Airlines Ltd.	1,000	6,222
Singapore Press Holdings Ltd.	1,400	15,679
Singapore Technologies Engineering Ltd.	6,000	6,278
United Overseas Bank Ltd.	7,096	53,782
Venture Corp. Ltd.	1,000	7,466
TOTAL SINGAPORE		129,925
Spain - 1.9%
Acerinox SA (Reg.)	1,230	43,682
Altadis SA (Spain)	8,500	179,624
Banco Popular Espanol SA (Reg.)	1,230	52,643
Banco Santander Central Hispano SA	3,990	24,446
Fomento Construcciones y Contratas SA (FOCSA)	1,770	36,458
Grupo Dragados SA	3,470	50,180
Telefonica SA	6,600	62,583
TOTAL SPAIN		449,616
Sweden - 1.4%
Assa Abloy AB (B Shares)	8,322	82,268
Hennes & Mauritz AB (H&M) (B Shares)	4,300	83,607
Svenska Cellulosa AB (SCA) (B Shares)	1,850	56,583
Svenska Handelsbanken AB (A Shares)	3,978	50,840
Swedish Match Co.	7,400	53,350
TOTAL SWEDEN		326,648
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - 2.5%
Adecco SA	334	$ 13,113
Credit Suisse Group (Reg.)	1,766	33,711
Givaudan AG	77	32,211
Nestle SA (Reg.)	1,090	233,524
Novartis AG (Reg.)	3,036	115,702
Swiss Reinsurance Co. (Reg.)	748	51,899
Swisscom AG (Reg.)	134	39,820
Syngenta AG (Switzerland)	1,000	59,467
TOTAL SWITZERLAND		579,447
United Kingdom - 11.3%
3i Group PLC	15,120	118,047
Amersham PLC	2,400	21,667
Anglo American PLC (United Kingdom)	2,840	36,348
AstraZeneca PLC (Sweden)	3,512	130,434
Barclays PLC	19,370	133,954
BBA Group PLC	7,660	21,213
BG Group PLC	21,490	85,739
BP PLC	23,900	153,159
British American Tobacco PLC	1,900	19,442
British Sky Broadcasting Group PLC (BSkyB) (a)	7,400	69,873
Centrica PLC	23,300	66,348
Compass Group PLC	7,680	34,036
Diageo PLC	3,920	44,190
Gallaher Group PLC	2,000	19,651
GlaxoSmithKline PLC	7,831	147,575
HBOS PLC	10,000	110,695
HSBC Holdings PLC:
(Hong Kong) (Reg.)	6,644	74,014
(United Kingdom) (Reg.)	6,740	75,084
Lloyds TSB Group PLC	11,290	97,154
Man Group PLC	3,850	57,346
Marks & Spencer Group PLC	14,367	84,126
National Grid Transco PLC	5,976	42,543
Northern Rock PLC	3,000	31,683
Prudential PLC	7,190	51,410
Reed Elsevier PLC	9,780	86,379
Shell Transport & Trading Co. PLC (Reg.)	45,490	288,862
Unilever PLC	20,480	200,038
United Business Media PLC	8,494	34,022
Vodafone Group PLC	193,264	307,676
TOTAL UNITED KINGDOM		2,642,708
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 53.6%
Abbott Laboratories	3,110	$ 130,216
Abercrombie & Fitch Co. Class A (a)	660	11,761
AFLAC, Inc.	2,520	76,709
Agere Systems, Inc.:
Class A (a)	260	226
Class B (a)	6,397	5,949
Albany International Corp. Class A	2,280	48,313
Allstate Corp.	1,300	51,714
American International Group, Inc.	1,310	81,941
AmeriCredit Corp. (a)	8,290	62,921
AmerisourceBergen Corp.	1,110	78,977
Amphenol Corp. Class A (a)	660	25,410
Analog Devices, Inc. (a)	1,000	26,800
AOL Time Warner, Inc. (a)	20,270	298,983
Aramark Corp. Class B	1,630	34,393
Arrow Electronics, Inc. (a)	1,830	24,028
AT&T Corp.	11,340	147,874
Avnet, Inc.	953	8,863
Avon Products, Inc.	3,440	166,806
Baker Hughes, Inc.	1,800	52,290
Bank of America Corp.	1,180	82,364
Bank of Hawaii Corp.	950	28,139
Barr Laboratories, Inc. (a)	1,360	80,009
BEA Systems, Inc. (a)	290	2,346
Best Buy Co., Inc. (a)	1,740	35,861
BJ Services Co. (a)	1,100	33,363
Black & Decker Corp.	890	41,616
Bristol-Myers Squibb Co.	2,400	59,064
Cardinal Health, Inc.	3,090	213,859
Cendant Corp. (a)	4,020	46,230
Centex Corp.	880	40,022
ChevronTexaco Corp.	2,080	140,670
Clear Channel Communications, Inc. (a)	3,834	142,050
Comcast Corp. Class A (special) (a)	3,050	70,181
Compuware Corp. (a)	7,600	36,868
ConocoPhillips	1,720	83,420
Danaher Corp.	2,020	116,857
Dean Foods Co. (a)	1,310	49,112
Dell Computer Corp. (a)	25,600	732,416
EMC Corp. (a)	19,680	100,565
ENSCO International, Inc.	2,170	58,677
Fairchild Semiconductor International, Inc. Class A (a)	1,490	17,731
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Fannie Mae	860	$ 57,500
First Data Corp.	1,090	38,085
FirstEnergy Corp.	890	28,881
FleetBoston Financial Corp.	1,940	45,377
Fleetwood Enterprises, Inc.	1,770	9,912
Forest Laboratories, Inc. (a)	1,750	171,483
Freddie Mac	820	50,496
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	4,530	55,266
Furniture Brands International, Inc. (a)	2,880	65,117
Gap, Inc.	6,920	81,448
Gillette Co.	3,540	105,775
HCA, Inc.	1,970	85,675
Herman Miller, Inc.	1,200	21,660
Home Depot, Inc.	890	25,703
Illinois Tool Works, Inc.	1,100	67,540
Integrated Silicon Solution, Inc. (a)	970	2,735
Intel Corp.	12,130	209,849
International Rectifier Corp. (a)	530	9,153
Intersil Corp. Class A (a)	640	10,874
J.P. Morgan Chase & Co.	3,280	68,060
Jabil Circuit, Inc. (a)	3,280	50,610
Johnson & Johnson	11,490	675,038
KB Home	220	10,384
KLA-Tencor Corp. (a)	5,540	197,390
Kraft Foods, Inc. Class A	1,970	77,815
Lafarge North America, Inc.	620	18,383
Lattice Semiconductor Corp. (a)	960	6,499
Lennar Corp.	5,880	324,400
Liberty Media Corp. Class A (a)	11,670	96,511
Lockheed Martin Corp.	4,710	272,709
Lowe's Companies, Inc.	2,250	93,893
LSI Logic Corp. (a)	1,820	10,738
Lucent Technologies, Inc. (a)	24,180	29,741
Lyondell Chemical Co.	690	8,625
Manpower, Inc.	5,730	195,393
Martin Marietta Materials, Inc.	1,280	35,635
Masco Corp.	3,570	73,399
Maytag Corp.	960	24,768
McKesson Corp.	2,740	81,679
Medtronic, Inc.	3,980	178,304
MetLife, Inc.	3,010	71,879
Mettler-Toledo International, Inc. (a)	990	29,651
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Micron Technology, Inc. (a)	7,260	$ 116,160
Microsoft Corp. (a)	14,800	791,351
Millennium Chemicals, Inc.	500	4,635
Mohawk Industries, Inc. (a)	3,646	195,243
Mylan Laboratories, Inc.	660	20,770
National Semiconductor Corp. (a)	720	9,562
National-Oilwell, Inc. (a)	1,760	36,696
Northrop Grumman Corp.	500	51,565
Northwest Airlines Corp. (a)	2,305	15,789
Oak Technology, Inc. (a)	500	830
Pacific Sunwear of California, Inc. (a)	2,090	48,843
Parker Hannifin Corp.	560	24,433
Patterson Dental Co. (a)	1,380	71,084
Pepsi Bottling Group, Inc.	3,080	83,006
PepsiCo, Inc.	3,180	140,238
Perrigo Co. (a)	2,480	31,248
Pfizer, Inc.	9,932	315,540
Phelps Dodge Corp. (a)	1,770	54,905
Philip Morris Companies, Inc.	3,630	147,923
PolyOne Corp.	2,710	21,680
Pulte Homes, Inc.	1,660	76,227
RealNetworks, Inc. (a)	1,490	5,230
Resmed, Inc. unit (a)	1,017	3,183
RJ Reynolds Tobacco Holdings, Inc.	690	27,980
Semtech Corp. (a)	990	13,989
SICOR, Inc. (a)	1,230	18,302
SPX Corp. (a)	520	21,845
St. Jude Medical, Inc. (a)	5,540	197,279
Symantec Corp. (a)	1,310	52,400
Synthes-Stratec, Inc.	48	29,015
Sysco Corp.	1,810	57,341
Tenet Healthcare Corp. (a)	1,725	49,594
Texas Instruments, Inc.	3,220	51,069
The Coca-Cola Co.	8,050	374,164
TMP Worldwide, Inc. (a)	2,770	42,880
Toys 'R' Us, Inc. (a)	3,280	32,767
Tyco International Ltd.	15,720	227,311
Tyson Foods, Inc. Class A	2,470	27,343
Union Pacific Corp.	550	32,478
UnitedHealth Group, Inc.	2,420	220,099
Univision Communications, Inc. Class A (a)	11,070	286,824
Valero Energy Corp.	870	30,633
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Viacom, Inc. Class B (non-vtg.) (a)	4,310	$ 192,269
Viad Corp.	4,520	87,778
Wachovia Corp.	1,380	48,010
Wal-Mart Stores, Inc.	2,320	124,236
Weatherford International Ltd. (a)	3,230	129,329
Whole Foods Market, Inc. (a)	310	14,463
Wyeth	2,740	91,790
Yahoo!, Inc. (a)	34,600	516,232
TOTAL UNITED STATES OF AMERICA		12,583,188
TOTAL COMMON STOCKS (Cost $24,968,534)		22,565,867
Nonconvertible Preferred Stocks - 0.8%

Germany - 0.3%
ProSiebenSat.1 Media AG	3,150	20,609
Wella AG	896	47,181
TOTAL GERMANY		67,790
Italy - 0.5%
Telecom Italia Spa (Risp)	23,380	123,020
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $246,576)		190,810
Government Obligations - 0.2%
Principal Amount
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $49,851)	$ 50,000	49,865
Money Market Funds - 4.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $962,174)	962,174	$ 962,174
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $26,227,135)		23,768,716
NET OTHER ASSETS - (1.3)%		(306,553)
NET ASSETS - 100%		$ 23,462,163
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
11 S&P 500 E-Mini Index Contracts	Dec. 2002	$ 486,970	$ 9,967
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,688 or 0.0% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $49,865.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $22,683,770 and $17,003,137, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,635 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $5,143,000 of which $301,000, $2,322,000 and $2,520,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $26,227,135) - See accompanying schedule		$ 23,768,716
Receivable for investments sold		344,014
Receivable for fund shares sold		63,095
Dividends receivable		30,783
Interest receivable		1,138
Receivable from investment adviser for expense reductions		22,984
Total assets		24,230,730

Liabilities
Payable for investments purchased	$ 677,074
Payable for fund shares redeemed	20,925
Accrued management fee	13,871
Distribution fees payable	11,194
Payable for daily variation on futures contracts	2,365
Other payables and accrued expenses	43,138
Total liabilities		768,567

Net Assets		$ 23,462,163
Net Assets consist of:
Paid in capital		$ 31,184,516
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,275,184)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,447,169)
Net Assets		$ 23,462,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,343,199 ÷ 387,975 shares)	$ 8.62

Maximum offering price per share (100/94.25 of $8.62)	$ 9.15
Class T: Net Asset Value and redemption price per share ($12,496,430 ÷ 1,462,839 shares)	$ 8.54

Maximum offering price per share (100/96.50 of $8.54)	$ 8.85
Class B: Net Asset Value and offering price per share ($3,847,547 ÷ 459,193 shares) A	$ 8.38

Class C: Net Asset Value and offering price per share ($2,966,800 ÷ 353,612 shares) A	$ 8.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($808,187 ÷ 93,058 shares)	$ 8.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 320,816
Interest		13,951
		334,767
Less foreign taxes withheld		(22,398)
Total income		312,369

Expenses
Management fee	$ 169,080
Transfer agent fees	120,292
Distribution fees	143,256
Accounting fees and expenses	61,621
Non-interested trustees' compensation	79
Custodian fees and expenses	85,100
Registration fees	58,300
Audit	29,420
Legal	389
Miscellaneous	1,927
Total expenses before reductions	669,464
Expense reductions	(141,896)	527,568
Net investment income (loss)		(215,199)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,411,623)
Foreign currency transactions	4,352
Futures contracts	(39,445)
Total net realized gain (loss)		(2,446,716)
Change in net unrealized appreciation (depreciation) on: Investment securities	(645,808)
Assets and liabilities in foreign currencies	1,478
Futures contracts	9,967
Total change in net unrealized appreciation (depreciation)		(634,363)
Net gain (loss)		(3,081,079)
Net increase (decrease) in net assets resulting from operations		$ (3,296,278)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (215,199)	$ (131,526)
Net realized gain (loss)	(2,446,716)	(2,324,392)
Change in net unrealized appreciation (depreciation)	(634,363)	(3,599,781)
Net increase (decrease) in net assets resulting from operations	(3,296,278)	(6,055,699)
Share transactions - net increase (decrease)	6,075,998	4,261,479
Total increase (decrease) in net assets	2,779,720	(1,794,220)

Net Assets
Beginning of period	20,682,443	22,476,663
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $9,839, respectively)	$ 23,462,163	$ 20,682,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.76	$ 12.62	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.02) G	(.04) F	(.04)
Net realized and unrealized gain (loss)	(1.09)	(2.84)	1.13	1.83
Total from investment operations	(1.14)	(2.86)	1.09	1.79
Distributions from net realized gain	-	-	(.20)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.26)	-
Net asset value, end of period	$ 8.62	$ 9.76	$ 12.62	$ 11.79
Total Return B, C, D	(11.68)%	(22.66)%	9.28%	17.90%
Ratios to Average Net Assets I
Expenses before expense reductions	2.38%	2.40%	2.32%	4.39% A
Expenses net of voluntary waivers, if any	1.94%	2.00%	2.00%	2.00%A
Expenses net of all reductions	1.92%	1.96%	1.99%	1.99%A
Net investment income (loss)	(.57)%	(.17)%	(.33)%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,343	$ 3,516	$ 2,868	$ 1,853
Portfolio turnover rate	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.70	$ 12.60	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05) G	(.08) F	(.07)
Net realized and unrealized gain (loss)	(1.08)	(2.85)	1.15	1.84
Total from investment operations	(1.16)	(2.90)	1.07	1.77
Distributions from net realized gain	-	-	(.18)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.24)	-
Net asset value, end of period	$ 8.54	$ 9.70	$ 12.60	$ 11.77
Total Return B, C, D	(11.96)%	(23.02)%	9.12%	17.70%
Ratios to Average Net AssetsI
Expenses before expense reductions	2.85%	2.88%	2.70%	4.70% A
Expenses net of voluntary waivers, if any	2.19%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.16%	2.21%	2.24%	2.24% A
Net investment income (loss)	(.81)%	(.42)%	(.58)%	(.72)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,496	$ 7,642	$ 8,019	$ 3,204
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 12.48	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(1.06)	(2.82)	1.14	1.83
Total from investment operations	(1.18)	(2.92)	1.00	1.71
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.23)	-
Net asset value, end of period	$ 8.38	$ 9.56	$ 12.48	$ 11.71
Total Return B, C, D	(12.34)%	(23.40)%	8.56%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.36%	3.30%	3.24%	5.19% A
Expenses net of voluntary waivers, if any	2.69%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.66%	2.71%	2.74%	2.74% A
Net investment income (loss)	(1.31)%	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,848	$ 4,865	$ 5,187	$ 2,268
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.58	$ 12.49	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(1.07)	(2.81)	1.15	1.83
Total from investment operations	(1.19)	(2.91)	1.01	1.71
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.23)	-
Net asset value, end of period	$ 8.39	$ 9.58	$ 12.49	$ 11.71
Total Return B, C, D	(12.42)%	(23.30)%	8.65%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.18%	3.16%	3.13%	5.16% A
Expenses net of voluntary waivers, if any	2.69%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.66%	2.71%	2.74%	2.74% A
Net investment income (loss)	(1.31)%	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,967	$ 3,750	$ 5,146	$ 2,649
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.81	$ 12.68	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	.01 F	(.01) E	(.02)
Net realized and unrealized gain (loss)	(1.10)	(2.88)	1.16	1.83
Total from investment operations	(1.13)	(2.87)	1.15	1.81
Distributions from net realized gain	-	-	(.21)	-
Distributions in excess of net realized gain	-	-	(.07)	-
Total distributions	-	-	(.28)	-
Net asset value, end of period	$ 8.68	$ 9.81	$ 12.68	$ 11.81
Total ReturnB, C	(11.52)%	(22.63)%	9.79%	18.10%
Ratios to Average Net Assets H
Expenses before expense reductions	1.95%	2.02%	2.06%	4.10% A
Expenses net of voluntary waivers, if any	1.70%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.67%	1.71%	1.74%	1.74% A
Net investment income (loss)	(.32)%	.08%	(.08)%	(.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 808	$ 909	$ 1,256	$ 1,182
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 1,320,820	|
Unrealized depreciation	(3,900,007)
Net unrealized appreciation (depreciation)	(2,579,187)
Capital loss carryforward	(5,143,169)
Total Distributable earnings	$ (7,722,356)
Cost for federal income tax purposes	$ 26,347,903

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.0%	.25%	$ 9,283	$ 958	$ 162
Class T	.25%	.25%	52,240	-	518
Class B	.75%	.25%	46,087	34,741	-
Class C	.75%	.25%	35,646	8,455	-
			$ 143,256	$ 44,154	$ 680

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 12,058	$ 3,588
Class T	20,962	3,431
Class B	15,539	15,539*
Class C	735	735*
	$ 49,294	$ 23,293

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,687.38
Class T	61,827.60
Class B	27,690.60
Class C	15,225.43
Institutional Class	1,863.20
	$ 120,292

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,012 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00% - *1.75%	$ 16,080
Class T	2.25% - *2.00%	68,554
Class B	2.75% - *2.50%	30,742
Class C	2.75% - *2.50%	17,635
Institutional Class	1.75% - *1.50%	2,392
		$ 135,403

* Expense limitation in effect at period-end.

Annual Report

6. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Distribution expense reduction	Other expense reduction

Fund Level	$	$ 5,813
Class A	162
Class T	518

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	120,119	285,498	$ 1,181,117	$ 3,280,989
Shares redeemed	(92,414)	(152,430)	(899,451)	(1,679,073)
Net increase (decrease)	27,705	133,068	$ 281,666	$ 1,601,916
Class T
Shares sold	1,004,408	408,350	$ 9,714,971	$ 4,598,870
Shares redeemed	(329,227)	(257,198)	(3,121,953)	(2,749,421)
Net increase (decrease)	675,181	151,152	$ 6,593,018	$ 1,849,449
Class B
Shares sold	109,175	226,898	$ 1,054,797	$ 2,508,485
Shares redeemed	(158,673)	(133,675)	(1,521,443)	(1,414,151)
Net increase (decrease)	(49,498)	93,223	$ (466,646)	$ 1,094,334
Class C
Shares sold	97,361	144,981	$ 951,823	$ 1,600,419
Shares redeemed	(135,352)	(165,343)	(1,300,309)	(1,813,692)
Net increase (decrease)	(37,991)	(20,362)	$ (348,486)	$ (213,273)
Institutional Class
Shares sold	18,329	3,587	$ 181,469	$ 39,471
Shares redeemed	(17,921)	(10,018)	(165,023)	(110,418)
Net increase (decrease)	408	(6,431)	$ 16,446	$ (70,947)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Global Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Global Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard C. Habermann (62)

Year of Election or Appointment: 1998

Vice President of Advisor Global Equity. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Global Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Name, Age; Principal Occupation
Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Global Equity. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Global Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Global Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investments Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGLO-ANN-1202 158307
1.728713.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Equity

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Global Equity Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Global Equity - Inst CL	-11.52%	-11.24%
MSCI® World	-14.53%	-24.68%
Global Funds Average	-13.92%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM (MSCI® World) World Index - a market capitalization-weighted index of over 1,400 equity securities of companies domiciled in 26 countries that is designed to represent the performance of developed stock markets throughout the world. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Global Equity - Inst CL	-11.52%	-3.03%
MSCI World	-14.53%	-7.05%
Global Funds Average	-13.92%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI World Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Global Equity Fund

Q. How did the fund perform, Dick?

A. For the 12 months ending October 31, 2002, the fund's Institutional Class shares fell 11.52%, while the Morgan Stanley Capital International World Index and the Lipper Inc. global funds average declined 14.53% and 13.92%, respectively.

Q. What drove the global equity markets?

A. There were few places to hide in the global bear market, as most regions of the world generated similarly negative returns. After bouncing back from their September lows during the first half of the period, stocks faltered as the prospects dimmed for a strong U.S.-led global economic recovery. Geopolitical tension and ethics scandals in corporate America also shook investor confidence, fueling the decline in global markets spurred by eroding business fundamentals and disappointing earnings results. Several factors supported U.S. stocks, including stimulative monetary and fiscal policy, but they were overwhelmed by a delayed rebound in capital spending, a weak job market and declining consumer spending. Sluggish economic growth also plagued continental Europe, particularly Germany, partly due to the European Central Bank's reluctance to aggressively lower interest rates. The U.K. fared better than its mainland counterparts, thanks to its limited exposure to poor-performing technology-related stocks and the Bank of England's more aggressive stance on rates. Despite historically low valuations, a positive profit outlook and interest rates at zero, Japanese stocks continued to suffer from concerns about the government's willingness to revive the economy and cure deflation by enacting overdue structural reforms.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund beat its benchmarks?

A. Given this challenging backdrop, I was reluctant to make any major regional calls, and instead relied on stock picking within the subportfolios to dictate performance. That said, the fund marginally benefited from further underweighting continental Europe - which lagged the world market - during the summer when it seemed like the economy was stalling. At the same time, we slightly overweighted stronger-performing, more defensive U.K. equities, which boosted returns relative to the index. Small tactical allocations to Australia and Southeast Asia - the world's brightest stars during the period - also helped. Still, the bulk of the fund's outperformance came from strong security and sector selection within each of the major markets. Most contributors were U.S. subportfolio holdings, a natural byproduct of the fund's and the benchmarks' emphasis on North America.

Q. What strategies guided the fund's stock picking?

A. The fund benefited from being nimble enough to respond to rapidly changing market conditions. An aggressive posture helped early on, as several cyclical consumer discretionary and technology holdings performed well in anticipation of an improving economy. Top contributors were smaller-cap stocks, including Starwood Hotels & Resorts, Sonic Automotive, NVIDIA and Japan's Rohm. Becoming more defensive in the spring also was key, as uncertainty about the global economic recovery re-emerged. Owning attractively priced consumer staples, such as Avon Products and Spain-based Altadis, also helped, as did avoiding troubled tech hardware and telecommunication services firms. Further, our emphasis on relatively stable tech stocks, such as Dell, worked during the summer as the sector imploded. Also important was selectively adding to more volatile names, such as Yahoo!, late in the period when tech stocks rallied. Finally, we benefited from raising exposure to homebuilders and health care companies with improving prospects that were trading cheap. On the down side, while we dodged the WorldCom disaster, we held some stocks that were hurt by accounting issues, namely Computer Associates, Tyco International, Qwest Communications and Rite Aid. Some stocks I've mentioned were not held at period end. Underweighting banks also detracted, as they benefited from a favorable interest rate environment and good credit-risk management.

Annual Report

Q. What's your outlook?

A. Sentiment continues to be negative around the world and is likely to remain so until economic, geopolitical and corporate uncertainty subsides. That said, many stocks are now more reasonably valued, and companies are entering a period of easier year-over-year comparisons. In addition, there's the possibility of more rate cuts in the U.S. and continental Europe. Since it's still risky to make big regional calls, given currency movements and little divergence in market performance, security selection will remain critical going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 17, 1998

Size: as of October 31, 2002, more than $23 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann on the U.S. market:

"How I manage the fund's U.S. exposure in the coming months will largely depend on what happens in the fixed-income markets. Despite sharply lower interest rates and an accommodative Federal Reserve Board, investment-grade corporate bonds have come under extreme pressure in recent months, with household-name issuers selling at very large premiums over Treasuries. While this environment has caused high-yield spreads to widen even further than expected, it has also dragged on equity performance. A stronger economy and improved earnings would be necessary to reverse this effect, as fund flows out of government bonds and into corporates could help alleviate the credit crunch and induce firms to invest and hire again, which could help equities. While continued cost cutting should help boost corporate earnings in 2003, it may take some time for demand-driven earnings to rebound. In the meantime, higher pension costs and other reforms, such as stock option expensing, could put a damper on earnings expectations.

"Rarely have bonds outperformed equities for such a prolonged period of time, as investors have sought safe havens. Our approach is to counter such trends when they become overstretched and when market valuations seem to have reached extreme levels."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp. (United States of America, Software)	3.4	2.4
Dell Computer Corp. (United States of America, Computers & Peripherals)	3.1	2.1
Johnson & Johnson (United States of America, Pharmaceuticals)	2.9	2.3
Yahoo!, Inc. (United States of America, Internet Software & Services)	2.2	0.5
The Coca-Cola Co. (United States of America, Beverages)	1.6	1.4
	13.2
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.3	14.2
Health Care	15.8	15.7
Consumer Discretionary	15.6	13.4
Financials	14.7	15.6
Consumer Staples	10.2	11.2
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	55.9	52.7
United Kingdom	11.3	11.5
Japan	9.7	10.7
France	3.8	4.0
Switzerland	2.5	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks and Equity Futures 99.1%	Stocks and Equity Futures 98.8%
Short-Term Investments and Net Other Assets 0.9%	Short-Term Investments and Net Other Assets 1.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
Australia - 1.9%
AMP Ltd.	2,417	$ 17,035
Australia & New Zealand Banking Group Ltd.	6,800	71,058
Australian Gas Light Co.	1,000	5,660
Australian Stock Exchange Ltd.	700	4,467
BHP Billiton Ltd.	12,285	66,062
BHP Steel Ltd.	2,457	4,063
Brambles Industries Ltd.	2,365	8,990
BRL Hardy Ltd.	330	1,414
Coles Myer Ltd.	3,800	13,475
Commonwealth Bank of Australia	2,700	45,550
Goodman Fielder Ltd.	12,200	9,952
John Fairfax Holdings Ltd.	2,800	4,537
Lihir Gold Ltd. (a)	2,700	1,633
National Australia Bank Ltd.	3,100	59,128
News Corp. Ltd.	6,860	39,839
Perpetual Trustees Australia Ltd.	406	7,802
Publishing & Broadcasting Ltd.	1,500	6,793
Qantas Airways Ltd.	4,800	10,042
QBE Insurance Group Ltd.	2,300	9,828
Rio Tinto Ltd.	200	3,546
Suncorp-Metway Ltd.	1,200	8,078
Telstra Corp. Ltd.	6,500	17,170
Westpac Banking Corp.	3,400	26,793
WMC Ltd.	1,200	5,054
TOTAL AUSTRALIA		447,969
Belgium - 0.1%
Solvay SA	450	27,059
Canada - 1.9%
Abitibi-Consolidated, Inc.	380	2,426
Agnico-Eagle Mines Ltd.	190	2,299
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	95	0
Alcan, Inc.	390	10,982
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	220	1,950
Astral Media, Inc. Class A (non-vtg.)	190	2,538
ATI Technologies, Inc. (a)	350	2,236
Bank of Montreal, Quebec	770	18,840
Bank of Nova Scotia	740	21,803
Barrick Gold Corp.	510	7,680
BCE, Inc.	1,410	24,448
Biovail Corp. (a)	370	11,716
Brascan Corp. Class A (ltd. vtg.)	410	8,067
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Canadian Imperial Bank of Commerce	310	$ 7,714
Canadian National Railway Co.	240	10,200
Canadian Natural Resources Ltd.	160	4,372
Canadian Tire Corp. Ltd. Class A (non vtg.)	210	4,275
Celestica, Inc. (sub. vtg.) (a)	290	4,010
CGI Group, Inc. Class A (sub. vtg.) (a)	390	1,753
CHC Helicopter Corp. Class A (sub. vtg.)	210	4,031
CP Ships Ltd.	210	2,546
Dofasco, Inc.	130	2,396
Domtar, Inc.	270	2,549
Enbridge, Inc.	300	8,475
EnCana Corp.	674	19,672
Fairmont Hotels & Resorts, Inc.	105	2,562
Falconbridge Ltd.	260	2,438
Finning Ltd.	170	2,664
Forzani Group Ltd. Class A (a)	270	3,145
G.T.C. Transcontinental Group Ltd. Class A	150	3,704
Goldcorp, Inc.	390	3,757
Hurricane Hydrocarbons Class A (a)	240	2,751
Inco Ltd. (a)	200	3,821
Jean Coutu Group, Inc. Class A	210	2,485
Loblaw Companies Ltd.	360	13,073
Magna International, Inc. Class A	130	7,049
Manitoba Telecom Services, Inc.	110	2,508
Manulife Financial Corp.	680	14,664
Masonite International Corp. (a)	460	7,621
Meridian Gold, Inc. (a)	480	7,688
Methanex Corp.	580	4,917
Molson, Inc. Class A	90	1,703
National Bank of Canada	240	4,530
Newmont Mining Corp. Canada Ltd.	234	5,784
NOVA Chemicals Corp.	100	2,010
Onex Corp. (sub. vtg.)	450	4,710
Open Text Corp. (a)	110	2,679
Penn West Petroleum Ltd. (a)	160	3,699
Petro-Canada	390	10,837
Placer Dome, Inc.	740	6,487
Potash Corp. of Saskatchewan	90	6,072
Power Corp. of Canada (sub. vtg.)	220	4,907
Power Financial Corp.	110	2,419
Precision Drilling Corp. (a)	90	3,076
Quebecor World, Inc. (sub. vtg.)	210	5,196
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Royal Bank of Canada	1,240	$ 43,327
Shell Canada Ltd. Class A	160	5,233
Shoppers Drug Mart Corp.	160	2,557
SNC-Lavalin Group, Inc.	110	2,539
Sobeys, Inc.	350	8,404
SouthernEra Resources Ltd. (a)	710	2,818
Sun Life Financial Services of Canada, Inc.	933	15,686
Suncor Energy, Inc.	640	9,309
Talisman Energy, Inc.	320	11,744
Teck Cominco Ltd. Class B (sub. vtg.)	270	1,881
Torstar Corp. Class B	150	2,505
TransCanada PipeLines Ltd.	800	11,559
TOTAL CANADA		453,496
Cayman Islands - 0.5%
Noble Corp. (a)	3,660	118,291
Denmark - 0.4%
Danske Bank AS	1,630	25,945
ISS AS (a)	2,128	68,595
TOTAL DENMARK		94,540
Finland - 1.1%
Fortum Oyj	9,240	55,332
Nokia Corp.	9,610	159,718
Sampo Oyj (A Shares)	5,729	39,070
TOTAL FINLAND		254,120
France - 3.8%
Aventis SA (France)	3,293	194,946
AXA SA	5,600	83,531
BNP Paribas SA	1,792	71,410
Credit Lyonnais SA	1,557	55,326
Essilor International SA	1,280	51,501
Pechiney SA Series A	630	19,431
Pernod-Ricard	640	64,804
Television Francaise 1 SA	1,370	35,257
TotalFinaElf SA Series B	1,825	248,273
Vivendi Universal SA	5,000	61,368
TOTAL FRANCE		885,847
Germany - 1.0%
Altana AG	600	29,088
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Beiersdorf AG	190	$ 20,929
Deutsche Boerse AG	1,101	39,700
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	553	70,642
Schering AG	1,730	80,138
TOTAL GERMANY		240,497
Hong Kong - 1.1%
Bank of East Asia Ltd.	1,800	3,139
Cafe de Coral Holdings Ltd.	6,000	3,923
Cheung Kong Holdings Ltd.	5,000	33,176
CLP Holdings Ltd.	5,400	21,879
CNOOC Ltd.	3,500	4,375
Giordano International Ltd.	12,000	4,577
Guoco Group Ltd.	1,783	10,379
Hang Seng Bank Ltd.	6,500	70,214
Hong Kong & China Gas Co. Ltd.	4,400	5,783
Hong Kong Electric Holdings Ltd.	4,500	18,290
Hutchison Whampoa Ltd.	5,600	34,464
Johnson Electric Holdings Ltd.	4,000	4,231
Li & Fung Ltd.	4,000	3,975
PCCW Ltd. (a)	20,000	2,821
Sun Hung Kai Properties Ltd.	5,000	31,156
TOTAL HONG KONG		252,382
Ireland - 0.6%
Bank of Ireland	8,838	97,976
CRH PLC	3,827	48,562
TOTAL IRELAND		146,538
Israel - 0.1%
Teva Pharmaceutical Industries Ltd. sponsored ADR	330	25,552
Italy - 1.3%
Autostrade Spa	4,740	39,396
Banco Popolare di Verona e Novara	6,590	78,906
ENI Spa	9,311	129,052
Italgas Spa	5,410	52,472
TOTAL ITALY		299,826
Japan - 9.7%
Aoyama Trading Co. Ltd.	800	9,759
Asahi Kasei Corp.	2,000	4,439
Bank of Yokohama Ltd.	6,000	25,115
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Canon, Inc.	3,000	$ 110,280
Central Glass Co. Ltd.	2,000	9,057
Credit Saison Co. Ltd.	1,400	27,645
CSK Corp.	1,000	24,193
Daikin Industries Ltd.	2,000	31,039
Daito Trust Construction Co.	1,000	19,624
Daiwa Securities Group, Inc.	5,000	23,336
Denki Kagaku Kogyo Kabushiki Kaisha	3,000	5,704
Denso Corp.	600	9,561
Dowa Mining Co. Ltd.	4,000	16,776
East Japan Railway Co.	6	27,318
Fast Retailing Co. Ltd.	400	12,370
Fuji Photo Film Co. Ltd.	2,000	54,778
Funai Electric Co. Ltd.	100	10,795
Gunze Ltd.	1,000	3,941
Heiwa Corp.	1,200	17,830
Hino Motors Ltd.	6,000	18,212
Hitachi Chemical Co. Ltd.	1,800	13,160
Hosiden Corp.	1,000	8,608
Hoya Corp.	800	54,898
Ito-Yokado Co. Ltd.	1,000	31,170
Itochu Corp.	5,000	10,363
JAFCO Co. Ltd.	300	12,607
Japan Real Estate Investment Corp.	2	8,812
JGC Corp.	3,000	16,719
JSR Corp.	2,000	16,515
Kao Corp.	2,000	45,694
KDDI Corp.	10	29,375
Keyence Corp.	100	16,548
Kobayashi Pharmaceutical Co. Ltd.	300	11,774
Konami Corp.	1,600	38,122
Kyocera Corp.	800	47,208
Matsushita Electric Industrial Co. Ltd.	4,000	41,908
Minolta Co. Ltd. (a)	5,000	19,583
Mitsubishi Electric Corp. (a)	5,000	12,688
Mitsubishi Estate Co. Ltd.	1,000	7,474
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	8	52,156
Mitsui & Co. Ltd.	7,000	33,071
Mitsui Chemicals, Inc.	5,000	17,502
Mitsui O.S.K Lines Ltd.	12,000	20,758
Murata Manufacturing Co. Ltd.	500	23,622
NGK Insulators Ltd.	2,000	11,326
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nichicon Corp.	2,100	$ 23,835
Nidec Corp.	100	6,071
Nikko Cordial Corp.	5,000	20,032
Nikon Corp.	2,000	13,969
Nintendo Co. Ltd.	300	28,885
Nissan Motor Co. Ltd.	14,300	109,798
NOK Corp.	4,000	46,673
Nomura Holdings, Inc.	7,000	80,535
NTT DoCoMo, Inc. (c)	2	3,688
Office Building Fund of Japan, Inc.	4	19,355
Ricoh Co. Ltd.	2,000	35,739
Rohm Co. Ltd.	500	62,951
Seven Eleven Japan Co. Ltd.	1,000	28,232
Shimachu Co. Ltd.	1,300	25,034
Shin-Etsu Chemical Co. Ltd.	800	24,675
SMC Corp.	300	23,744
Sony Corp.	1,800	77,832
Stanley Electric Co. Ltd.	4,000	45,792
Sumisho Lease Co. Ltd.	400	5,193
Sumitomo Chemical Co. Ltd.	7,000	20,962
Sumitomo Electric Industries Ltd.	4,000	20,301
Sumitomo Mitsui Banking Corp.	11,000	45,506
Sumitomo Trust & Banking Ltd.	4,000	18,278
Taiyo Yuden Co. Ltd.	1,000	11,897
Takeda Chemical Industries Ltd.	1,900	78,912
Terumo Corp.	1,300	17,863
THK Co. Ltd.	1,400	14,256
Tohoku Electric Power Co., Inc.	800	10,640
Tokyo Electric Power Co.	1,200	22,178
Tokyo Electron Ltd.	700	28,216
Tokyo Seimitsu Co. Ltd.	200	4,112
Tosoh Corp.	8,000	16,972
Toyoda Gosei Co. Ltd.	1,000	17,951
Toyota Motor Corp.	3,700	89,910
UMC Japan (a)	10	8,241
Uni-Charm Corp.	700	25,874
Uny Co. Ltd.	1,000	9,808
World Co. Ltd.	400	8,568
Yakult Honsha Co. Ltd.	3,000	36,449
Yokogawa Electric Corp.	3,000	15,887
TOTAL JAPAN		2,268,247
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 0.8%
ASML Holding NV (a)	2,770	$ 24,264
Euronext NV	4,850	96,491
ING Groep NV (Certificaten Van Aandelen)	3,210	53,664
Koninklijke Philips Electronics NV	821	14,709
TOTAL NETHERLANDS		189,128
Norway - 0.6%
DnB Holding ASA	15,320	70,641
Gjensidige Nor ASA (a)	800	24,843
Statoil ASA	4,800	34,845
Tomra Systems AS	2,800	20,514
TOTAL NORWAY		150,843
Singapore - 0.6%
City Developments Ltd.	1,000	2,647
DBS Group Holdings Ltd.	2,000	14,027
Oversea-Chinese Banking Corp. Ltd.	4,050	23,824
Singapore Airlines Ltd.	1,000	6,222
Singapore Press Holdings Ltd.	1,400	15,679
Singapore Technologies Engineering Ltd.	6,000	6,278
United Overseas Bank Ltd.	7,096	53,782
Venture Corp. Ltd.	1,000	7,466
TOTAL SINGAPORE		129,925
Spain - 1.9%
Acerinox SA (Reg.)	1,230	43,682
Altadis SA (Spain)	8,500	179,624
Banco Popular Espanol SA (Reg.)	1,230	52,643
Banco Santander Central Hispano SA	3,990	24,446
Fomento Construcciones y Contratas SA (FOCSA)	1,770	36,458
Grupo Dragados SA	3,470	50,180
Telefonica SA	6,600	62,583
TOTAL SPAIN		449,616
Sweden - 1.4%
Assa Abloy AB (B Shares)	8,322	82,268
Hennes & Mauritz AB (H&M) (B Shares)	4,300	83,607
Svenska Cellulosa AB (SCA) (B Shares)	1,850	56,583
Svenska Handelsbanken AB (A Shares)	3,978	50,840
Swedish Match Co.	7,400	53,350
TOTAL SWEDEN		326,648
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - 2.5%
Adecco SA	334	$ 13,113
Credit Suisse Group (Reg.)	1,766	33,711
Givaudan AG	77	32,211
Nestle SA (Reg.)	1,090	233,524
Novartis AG (Reg.)	3,036	115,702
Swiss Reinsurance Co. (Reg.)	748	51,899
Swisscom AG (Reg.)	134	39,820
Syngenta AG (Switzerland)	1,000	59,467
TOTAL SWITZERLAND		579,447
United Kingdom - 11.3%
3i Group PLC	15,120	118,047
Amersham PLC	2,400	21,667
Anglo American PLC (United Kingdom)	2,840	36,348
AstraZeneca PLC (Sweden)	3,512	130,434
Barclays PLC	19,370	133,954
BBA Group PLC	7,660	21,213
BG Group PLC	21,490	85,739
BP PLC	23,900	153,159
British American Tobacco PLC	1,900	19,442
British Sky Broadcasting Group PLC (BSkyB) (a)	7,400	69,873
Centrica PLC	23,300	66,348
Compass Group PLC	7,680	34,036
Diageo PLC	3,920	44,190
Gallaher Group PLC	2,000	19,651
GlaxoSmithKline PLC	7,831	147,575
HBOS PLC	10,000	110,695
HSBC Holdings PLC:
(Hong Kong) (Reg.)	6,644	74,014
(United Kingdom) (Reg.)	6,740	75,084
Lloyds TSB Group PLC	11,290	97,154
Man Group PLC	3,850	57,346
Marks & Spencer Group PLC	14,367	84,126
National Grid Transco PLC	5,976	42,543
Northern Rock PLC	3,000	31,683
Prudential PLC	7,190	51,410
Reed Elsevier PLC	9,780	86,379
Shell Transport & Trading Co. PLC (Reg.)	45,490	288,862
Unilever PLC	20,480	200,038
United Business Media PLC	8,494	34,022
Vodafone Group PLC	193,264	307,676
TOTAL UNITED KINGDOM		2,642,708
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 53.6%
Abbott Laboratories	3,110	$ 130,216
Abercrombie & Fitch Co. Class A (a)	660	11,761
AFLAC, Inc.	2,520	76,709
Agere Systems, Inc.:
Class A (a)	260	226
Class B (a)	6,397	5,949
Albany International Corp. Class A	2,280	48,313
Allstate Corp.	1,300	51,714
American International Group, Inc.	1,310	81,941
AmeriCredit Corp. (a)	8,290	62,921
AmerisourceBergen Corp.	1,110	78,977
Amphenol Corp. Class A (a)	660	25,410
Analog Devices, Inc. (a)	1,000	26,800
AOL Time Warner, Inc. (a)	20,270	298,983
Aramark Corp. Class B	1,630	34,393
Arrow Electronics, Inc. (a)	1,830	24,028
AT&T Corp.	11,340	147,874
Avnet, Inc.	953	8,863
Avon Products, Inc.	3,440	166,806
Baker Hughes, Inc.	1,800	52,290
Bank of America Corp.	1,180	82,364
Bank of Hawaii Corp.	950	28,139
Barr Laboratories, Inc. (a)	1,360	80,009
BEA Systems, Inc. (a)	290	2,346
Best Buy Co., Inc. (a)	1,740	35,861
BJ Services Co. (a)	1,100	33,363
Black & Decker Corp.	890	41,616
Bristol-Myers Squibb Co.	2,400	59,064
Cardinal Health, Inc.	3,090	213,859
Cendant Corp. (a)	4,020	46,230
Centex Corp.	880	40,022
ChevronTexaco Corp.	2,080	140,670
Clear Channel Communications, Inc. (a)	3,834	142,050
Comcast Corp. Class A (special) (a)	3,050	70,181
Compuware Corp. (a)	7,600	36,868
ConocoPhillips	1,720	83,420
Danaher Corp.	2,020	116,857
Dean Foods Co. (a)	1,310	49,112
Dell Computer Corp. (a)	25,600	732,416
EMC Corp. (a)	19,680	100,565
ENSCO International, Inc.	2,170	58,677
Fairchild Semiconductor International, Inc. Class A (a)	1,490	17,731
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Fannie Mae	860	$ 57,500
First Data Corp.	1,090	38,085
FirstEnergy Corp.	890	28,881
FleetBoston Financial Corp.	1,940	45,377
Fleetwood Enterprises, Inc.	1,770	9,912
Forest Laboratories, Inc. (a)	1,750	171,483
Freddie Mac	820	50,496
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	4,530	55,266
Furniture Brands International, Inc. (a)	2,880	65,117
Gap, Inc.	6,920	81,448
Gillette Co.	3,540	105,775
HCA, Inc.	1,970	85,675
Herman Miller, Inc.	1,200	21,660
Home Depot, Inc.	890	25,703
Illinois Tool Works, Inc.	1,100	67,540
Integrated Silicon Solution, Inc. (a)	970	2,735
Intel Corp.	12,130	209,849
International Rectifier Corp. (a)	530	9,153
Intersil Corp. Class A (a)	640	10,874
J.P. Morgan Chase & Co.	3,280	68,060
Jabil Circuit, Inc. (a)	3,280	50,610
Johnson & Johnson	11,490	675,038
KB Home	220	10,384
KLA-Tencor Corp. (a)	5,540	197,390
Kraft Foods, Inc. Class A	1,970	77,815
Lafarge North America, Inc.	620	18,383
Lattice Semiconductor Corp. (a)	960	6,499
Lennar Corp.	5,880	324,400
Liberty Media Corp. Class A (a)	11,670	96,511
Lockheed Martin Corp.	4,710	272,709
Lowe's Companies, Inc.	2,250	93,893
LSI Logic Corp. (a)	1,820	10,738
Lucent Technologies, Inc. (a)	24,180	29,741
Lyondell Chemical Co.	690	8,625
Manpower, Inc.	5,730	195,393
Martin Marietta Materials, Inc.	1,280	35,635
Masco Corp.	3,570	73,399
Maytag Corp.	960	24,768
McKesson Corp.	2,740	81,679
Medtronic, Inc.	3,980	178,304
MetLife, Inc.	3,010	71,879
Mettler-Toledo International, Inc. (a)	990	29,651
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Micron Technology, Inc. (a)	7,260	$ 116,160
Microsoft Corp. (a)	14,800	791,351
Millennium Chemicals, Inc.	500	4,635
Mohawk Industries, Inc. (a)	3,646	195,243
Mylan Laboratories, Inc.	660	20,770
National Semiconductor Corp. (a)	720	9,562
National-Oilwell, Inc. (a)	1,760	36,696
Northrop Grumman Corp.	500	51,565
Northwest Airlines Corp. (a)	2,305	15,789
Oak Technology, Inc. (a)	500	830
Pacific Sunwear of California, Inc. (a)	2,090	48,843
Parker Hannifin Corp.	560	24,433
Patterson Dental Co. (a)	1,380	71,084
Pepsi Bottling Group, Inc.	3,080	83,006
PepsiCo, Inc.	3,180	140,238
Perrigo Co. (a)	2,480	31,248
Pfizer, Inc.	9,932	315,540
Phelps Dodge Corp. (a)	1,770	54,905
Philip Morris Companies, Inc.	3,630	147,923
PolyOne Corp.	2,710	21,680
Pulte Homes, Inc.	1,660	76,227
RealNetworks, Inc. (a)	1,490	5,230
Resmed, Inc. unit (a)	1,017	3,183
RJ Reynolds Tobacco Holdings, Inc.	690	27,980
Semtech Corp. (a)	990	13,989
SICOR, Inc. (a)	1,230	18,302
SPX Corp. (a)	520	21,845
St. Jude Medical, Inc. (a)	5,540	197,279
Symantec Corp. (a)	1,310	52,400
Synthes-Stratec, Inc.	48	29,015
Sysco Corp.	1,810	57,341
Tenet Healthcare Corp. (a)	1,725	49,594
Texas Instruments, Inc.	3,220	51,069
The Coca-Cola Co.	8,050	374,164
TMP Worldwide, Inc. (a)	2,770	42,880
Toys 'R' Us, Inc. (a)	3,280	32,767
Tyco International Ltd.	15,720	227,311
Tyson Foods, Inc. Class A	2,470	27,343
Union Pacific Corp.	550	32,478
UnitedHealth Group, Inc.	2,420	220,099
Univision Communications, Inc. Class A (a)	11,070	286,824
Valero Energy Corp.	870	30,633
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Viacom, Inc. Class B (non-vtg.) (a)	4,310	$ 192,269
Viad Corp.	4,520	87,778
Wachovia Corp.	1,380	48,010
Wal-Mart Stores, Inc.	2,320	124,236
Weatherford International Ltd. (a)	3,230	129,329
Whole Foods Market, Inc. (a)	310	14,463
Wyeth	2,740	91,790
Yahoo!, Inc. (a)	34,600	516,232
TOTAL UNITED STATES OF AMERICA		12,583,188
TOTAL COMMON STOCKS (Cost $24,968,534)		22,565,867
Nonconvertible Preferred Stocks - 0.8%

Germany - 0.3%
ProSiebenSat.1 Media AG	3,150	20,609
Wella AG	896	47,181
TOTAL GERMANY		67,790
Italy - 0.5%
Telecom Italia Spa (Risp)	23,380	123,020
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $246,576)		190,810
Government Obligations - 0.2%
Principal Amount
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.54% 1/9/03 (d) (Cost $49,851)	$ 50,000	49,865
Money Market Funds - 4.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $962,174)	962,174	$ 962,174
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $26,227,135)		23,768,716
NET OTHER ASSETS - (1.3)%		(306,553)
NET ASSETS - 100%		$ 23,462,163
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
11 S&P 500 E-Mini Index Contracts	Dec. 2002	$ 486,970	$ 9,967
The face value of futures purchased as a percentage of net assets - 2.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,688 or 0.0% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $49,865.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $22,683,770 and $17,003,137, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,635 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $5,143,000 of which $301,000, $2,322,000 and $2,520,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $26,227,135) - See accompanying schedule		$ 23,768,716
Receivable for investments sold		344,014
Receivable for fund shares sold		63,095
Dividends receivable		30,783
Interest receivable		1,138
Receivable from investment adviser for expense reductions		22,984
Total assets		24,230,730

Liabilities
Payable for investments purchased	$ 677,074
Payable for fund shares redeemed	20,925
Accrued management fee	13,871
Distribution fees payable	11,194
Payable for daily variation on futures contracts	2,365
Other payables and accrued expenses	43,138
Total liabilities		768,567

Net Assets		$ 23,462,163
Net Assets consist of:
Paid in capital		$ 31,184,516
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,275,184)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,447,169)
Net Assets		$ 23,462,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,343,199 ÷ 387,975 shares)	$ 8.62

Maximum offering price per share (100/94.25 of $8.62)	$ 9.15
Class T: Net Asset Value and redemption price per share ($12,496,430 ÷ 1,462,839 shares)	$ 8.54

Maximum offering price per share (100/96.50 of $8.54)	$ 8.85
Class B: Net Asset Value and offering price per share ($3,847,547 ÷ 459,193 shares) A	$ 8.38

Class C: Net Asset Value and offering price per share ($2,966,800 ÷ 353,612 shares) A	$ 8.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($808,187 ÷ 93,058 shares)	$ 8.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 320,816
Interest		13,951
		334,767
Less foreign taxes withheld		(22,398)
Total income		312,369

Expenses
Management fee	$ 169,080
Transfer agent fees	120,292
Distribution fees	143,256
Accounting fees and expenses	61,621
Non-interested trustees' compensation	79
Custodian fees and expenses	85,100
Registration fees	58,300
Audit	29,420
Legal	389
Miscellaneous	1,927
Total expenses before reductions	669,464
Expense reductions	(141,896)	527,568
Net investment income (loss)		(215,199)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,411,623)
Foreign currency transactions	4,352
Futures contracts	(39,445)
Total net realized gain (loss)		(2,446,716)
Change in net unrealized appreciation (depreciation) on: Investment securities	(645,808)
Assets and liabilities in foreign currencies	1,478
Futures contracts	9,967
Total change in net unrealized appreciation (depreciation)		(634,363)
Net gain (loss)		(3,081,079)
Net increase (decrease) in net assets resulting from operations		$ (3,296,278)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (215,199)	$ (131,526)
Net realized gain (loss)	(2,446,716)	(2,324,392)
Change in net unrealized appreciation (depreciation)	(634,363)	(3,599,781)
Net increase (decrease) in net assets resulting from operations	(3,296,278)	(6,055,699)
Share transactions - net increase (decrease)	6,075,998	4,261,479
Total increase (decrease) in net assets	2,779,720	(1,794,220)

Net Assets
Beginning of period	20,682,443	22,476,663
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $9,839, respectively)	$ 23,462,163	$ 20,682,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.76	$ 12.62	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.02) G	(.04) F	(.04)
Net realized and unrealized gain (loss)	(1.09)	(2.84)	1.13	1.83
Total from investment operations	(1.14)	(2.86)	1.09	1.79
Distributions from net realized gain	-	-	(.20)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.26)	-
Net asset value, end of period	$ 8.62	$ 9.76	$ 12.62	$ 11.79
Total Return B, C, D	(11.68)%	(22.66)%	9.28%	17.90%
Ratios to Average Net Assets I
Expenses before expense reductions	2.38%	2.40%	2.32%	4.39% A
Expenses net of voluntary waivers, if any	1.94%	2.00%	2.00%	2.00%A
Expenses net of all reductions	1.92%	1.96%	1.99%	1.99%A
Net investment income (loss)	(.57)%	(.17)%	(.33)%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,343	$ 3,516	$ 2,868	$ 1,853
Portfolio turnover rate	76%	141%	106%	69%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.70	$ 12.60	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05) G	(.08) F	(.07)
Net realized and unrealized gain (loss)	(1.08)	(2.85)	1.15	1.84
Total from investment operations	(1.16)	(2.90)	1.07	1.77
Distributions from net realized gain	-	-	(.18)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.24)	-
Net asset value, end of period	$ 8.54	$ 9.70	$ 12.60	$ 11.77
Total Return B, C, D	(11.96)%	(23.02)%	9.12%	17.70%
Ratios to Average Net AssetsI
Expenses before expense reductions	2.85%	2.88%	2.70%	4.70% A
Expenses net of voluntary waivers, if any	2.19%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.16%	2.21%	2.24%	2.24% A
Net investment income (loss)	(.81)%	(.42)%	(.58)%	(.72)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,496	$ 7,642	$ 8,019	$ 3,204
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 12.48	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(1.06)	(2.82)	1.14	1.83
Total from investment operations	(1.18)	(2.92)	1.00	1.71
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.23)	-
Net asset value, end of period	$ 8.38	$ 9.56	$ 12.48	$ 11.71
Total Return B, C, D	(12.34)%	(23.40)%	8.56%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.36%	3.30%	3.24%	5.19% A
Expenses net of voluntary waivers, if any	2.69%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.66%	2.71%	2.74%	2.74% A
Net investment income (loss)	(1.31)%	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,848	$ 4,865	$ 5,187	$ 2,268
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.58	$ 12.49	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.12)	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(1.07)	(2.81)	1.15	1.83
Total from investment operations	(1.19)	(2.91)	1.01	1.71
Distributions from net realized gain	-	-	(.17)	-
Distributions in excess of net realized gain	-	-	(.06)	-
Total distributions	-	-	(.23)	-
Net asset value, end of period	$ 8.39	$ 9.58	$ 12.49	$ 11.71
Total Return B, C, D	(12.42)%	(23.30)%	8.65%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.18%	3.16%	3.13%	5.16% A
Expenses net of voluntary waivers, if any	2.69%	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.66%	2.71%	2.74%	2.74% A
Net investment income (loss)	(1.31)%	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,967	$ 3,750	$ 5,146	$ 2,649
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.81	$ 12.68	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	.01 F	(.01) E	(.02)
Net realized and unrealized gain (loss)	(1.10)	(2.88)	1.16	1.83
Total from investment operations	(1.13)	(2.87)	1.15	1.81
Distributions from net realized gain	-	-	(.21)	-
Distributions in excess of net realized gain	-	-	(.07)	-
Total distributions	-	-	(.28)	-
Net asset value, end of period	$ 8.68	$ 9.81	$ 12.68	$ 11.81
Total ReturnB, C	(11.52)%	(22.63)%	9.79%	18.10%
Ratios to Average Net Assets H
Expenses before expense reductions	1.95%	2.02%	2.06%	4.10% A
Expenses net of voluntary waivers, if any	1.70%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.67%	1.71%	1.74%	1.74% A
Net investment income (loss)	(.32)%	.08%	(.08)%	(.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 808	$ 909	$ 1,256	$ 1,182
Portfolio turnover rate	76%	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 1,320,820	|
Unrealized depreciation	(3,900,007)
Net unrealized appreciation (depreciation)	(2,579,187)
Capital loss carryforward	(5,143,169)
Total Distributable earnings	$ (7,722,356)
Cost for federal income tax purposes	$ 26,347,903

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.0%	.25%	$ 9,283	$ 958	$ 162
Class T	.25%	.25%	52,240	-	518
Class B	.75%	.25%	46,087	34,741	-
Class C	.75%	.25%	35,646	8,455	-
			$ 143,256	$ 44,154	$ 680

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 12,058	$ 3,588
Class T	20,962	3,431
Class B	15,539	15,539*
Class C	735	735*
	$ 49,294	$ 23,293

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,687.38
Class T	61,827.60
Class B	27,690.60
Class C	15,225.43
Institutional Class	1,863.20
	$ 120,292

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,012 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00% - *1.75%	$ 16,080
Class T	2.25% - *2.00%	68,554
Class B	2.75% - *2.50%	30,742
Class C	2.75% - *2.50%	17,635
Institutional Class	1.75% - *1.50%	2,392
		$ 135,403

* Expense limitation in effect at period-end.

Annual Report

6. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Distribution expense reduction	Other expense reduction

Fund Level	$	$ 5,813
Class A	162
Class T	518

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	120,119	285,498	$ 1,181,117	$ 3,280,989
Shares redeemed	(92,414)	(152,430)	(899,451)	(1,679,073)
Net increase (decrease)	27,705	133,068	$ 281,666	$ 1,601,916
Class T
Shares sold	1,004,408	408,350	$ 9,714,971	$ 4,598,870
Shares redeemed	(329,227)	(257,198)	(3,121,953)	(2,749,421)
Net increase (decrease)	675,181	151,152	$ 6,593,018	$ 1,849,449
Class B
Shares sold	109,175	226,898	$ 1,054,797	$ 2,508,485
Shares redeemed	(158,673)	(133,675)	(1,521,443)	(1,414,151)
Net increase (decrease)	(49,498)	93,223	$ (466,646)	$ 1,094,334
Class C
Shares sold	97,361	144,981	$ 951,823	$ 1,600,419
Shares redeemed	(135,352)	(165,343)	(1,300,309)	(1,813,692)
Net increase (decrease)	(37,991)	(20,362)	$ (348,486)	$ (213,273)
Institutional Class
Shares sold	18,329	3,587	$ 181,469	$ 39,471
Shares redeemed	(17,921)	(10,018)	(165,023)	(110,418)
Net increase (decrease)	408	(6,431)	$ 16,446	$ (70,947)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Global Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Global Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard C. Habermann (62)

Year of Election or Appointment: 1998

Vice President of Advisor Global Equity. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Global Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Name, Age; Principal Occupation
Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Global Equity. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Global Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Global Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Global Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

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Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investments Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGLOI-ANN-1202 158306
1.728714.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Intl Cap App - CL A	-1.35%	17.08%
Fidelity Adv Intl Cap App - CL A (incl. 5.75% sales charge)	-7.03%	10.35%
MSCI® AC World ex US	-10.98%	-15.39%
International Funds Average	-12.72%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM  AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL A	-1.35%	3.21%
Fidelity Adv Intl Cap App - CL A (incl. 5.75% sales charge)	-7.03%	1.99%
MSCI AC World ex US	-10.98%	-3.29%
International Funds Average	-12.72%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class A on November 3, 1997, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL T	-1.54%	16.11%
Fidelity Adv Intl Cap App - CL T (incl. 3.50% sales charge)	-4.98%	12.04%
MSCI AC World ex US	-10.98%	-15.39%
International Funds Average	-12.72%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL T	-1.54%	3.04%
Fidelity Adv Intl Cap App - CL T (incl. 3.50% sales charge)	-4.98%	2.30%
MSCI AC World ex US	-10.98%	-3.29%
International Funds Average	-12.72%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charges included in the past one year, and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL B	-2.12%	12.66%
Fidelity Adv Intl Cap App - CL B (incl. contingent deferred sales charge)	-7.02%	10.66%
MSCI AC World ex US	-10.98%	-15.39%
International Funds Average	-12.72%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL B	-2.12%	2.42%
Fidelity Adv Intl Cap App - CL B (incl. contingent deferred sales charge)	-7.02%	2.05%
MSCI AC World ex US	-10.98%	-3.29%
International Funds Average	-12.72%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class B on November 3, 1997, when the fund started. The chart shows how the value of your investment would have grown, including the effect of the contingent deferred sales charge, and also shows how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL C	-1.94%	12.99%
Fidelity Adv Intl Cap App - CL C (incl. contingent deferred sales charge)	-2.92%	12.99%
MSCI AC World ex US	-10.98%	-15.39%
International Funds Average	-12.72%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL C	-1.94%	2.48%
Fidelity Adv Intl Cap App - CL C (incl. contingent deferred sales charge)	-2.92%	2.48%
MSCI AC World ex US	-10.98%	-3.29%
International Funds Average	-12.72%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class C on November 3, 1997, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. How did the fund perform, Kevin?

A. It held up pretty well. For the 12 months that ended October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -1.35%, -1.54%, -2.12% and -1.94%, respectively. The Morgan Stanley Capital International All Country World ex-USA Index returned -10.98%, while the international funds average tracked by Lipper Inc. fell 12.72%.

Q. What factors helped the fund outpace both its index and its peers?

A. My ability to be nimble and flexible with the fund was crucial, because this particular 12-month period consisted of two very different halves. The first half was characterized by a post-9/11 technology rally, which led to renewed optimism for growth stocks. In this environment, the fund's positions in several Asian semiconductor stocks performed well, as did a number of emerging-markets media and financial stocks. When technology fundamentals began to deteriorate in May, I locked in some of the tech gains from the first half and used those proceeds to add to companies that had maintained good earnings growth, most notably in the food, beverages and tobacco areas. In the end, the fund's flexible nature allowed us to capitalize on the technology rally in the first half, and minimize heavy losses during the downturn in the second.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks contributed most to performance?

A. The fund's best performers provided a perfect illustration of how being flexible helped. Four of the stocks were of the emerging-markets variety, including South Korea's Kookmin Bank and Kookmin Credit Card - which benefited from local banking reform progress - and Taiwanese chipmakers Sunplus Technology and United Microelectronics, which performed well in the first half as chip demand increased. I sold out of each of these stocks to lock in gains. Three other top stocks, on the other hand, came from more stable-growth industries, including French beverage company Pernod-Ricard, and tobacco giants Altadis - based in Spain - and Swedish Match. Each company benefited from good pricing power, effective cost-cutting measures and attractive free cash flows.

Q. Finance stocks accounted for 22% of the fund's net assets at the end of the period. What was your strategy?

A. I focused on companies that showed glimmers of growth despite the tough environment, and I also placed a premium on ample free cash flow. My search led me to the reinsurance group - where insurance risk is shared by multiple insurers - and to two publicly traded stock exchanges. On the reinsurance side, I increased the fund's stake in Swiss Reinsurance, which benefited from strong demand and positive pricing trends. I also raised the fund's exposure to two securities exchanges - Germany's Deutsche Boerse and Hong Kong Exchanges & Clearing. Despite the soft equity markets, these exchanges had alternative investment products to offer, they were generating good cash flows and I felt they were well positioned for any market upturn. All of these stocks were top-20 positions at the end of the period, but had yet to make a positive contribution to performance.

Q. Which stocks performed poorly during the period?

A. The fund's holdings in two Brazilian banks - Banco Itau and Unibanco - fell sharply in value as severe currency problems in Brazil led to lower loan growth and higher default rates. The fund did not own either stock at the end of the period. Other disappointments included Hong Kong telecommunications provider China Mobile, Japanese financial services company Nikko Cordial, and U.K.-based SSL International, which makes latex products for the health care industry.

Annual Report

Q. What's your outlook, Kevin?

A. We'll likely see better economic conditions over the long run, but the next six months will continue to be challenging. The U.S. Federal Reserve Board has tried in vain to get the U.S. economy going, and while the European Central Bank has some ammunition left to improve Europe's monetary conditions - they haven't cut interest rates as quickly as the U.S. has - my sense is that it will take a while for growth stocks to fly again. For the time being, I'll continue to focus on companies that are experiencing unit growth as well as those that have some degree of pricing power on their side.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing in securities of foreign issuers

Start date: November 3, 1997

Size: as of October 31, 2002, more than $200 million

Manager: Kevin McCarey, since inception; joined Fidelity in 1985

3

Kevin McCarey talks about raising the bar on quality:

"One theme I pursued during the past year was to upgrade the average quality of the portfolio. I did this by making more of a commitment to companies that were No. 1 or No. 2 in their respective industries, while scaling back on lower-tier players.

"Of course, there is a trade-off in pursuing quality. Industry leaders may not appreciate in value as rapidly as their smaller counterparts, because the smaller firms are starting from a much lower base - and thus have that much more room to grow. But my feeling is that industry leaders are leaders for a good reason - and the opportunity for more assured growth could be a worthwhile trade for the inevitable peaks and valleys smaller stocks will go through over time.

"Two examples of high-quality stocks I added to during the period were Finnish handset maker Nokia and Netherlands-based semiconductor company ASML. Though I underweighted it, Nokia performed well for the fund, gaining market share and maintaining profitability in a very difficult industry environment. ASML has a proprietary technology that makes me reasonably confident that the company can remain at the top of its industry for the foreseeable future."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
ASML Holding NV (NY Shares) (Netherlands, Semiconductor Equipment & Products)	6.1	2.9
Altadis SA (Spain) (Spain, Tobacco)	4.7	4.9
Nokia Corp. (Finland, Communications Equipment)	3.6	0.0
Swiss Reinsurance Co. (Reg.) (Switzerland, Insurance)	3.3	1.8
Hong Kong Exchanges & Clearing Ltd. (Hong Kong, Diversified Financials)	3.0	2.6
	20.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	18.6
Information Technology	19.9	15.8
Consumer Discretionary	16.8	15.8
Consumer Staples	12.6	13.8
Energy	7.3	9.0
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
France	14.5	12.8
Netherlands	11.7	10.3
Switzerland	10.9	3.3
Spain	8.9	8.3
Japan	6.7	11.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 91.3%	Stocks 85.7%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 14.3%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
Belgium - 0.4%
Agfa-Gevaert NV	39,200	$ 731,383
Brazil - 1.8%
Aracruz Celulose SA sponsored ADR	76,700	1,226,433
Companhia de Bebidas das Americas (AmBev) sponsored ADR	127,700	1,847,819
Telesp Celular Participacoes SA ADR (a)	230,200	612,631
TOTAL BRAZIL		3,686,883
Canada - 4.1%
Precision Drilling Corp. (a)	113,500	3,879,787
Suncor Energy, Inc.	304,200	4,424,692
TOTAL CANADA		8,304,479
Denmark - 0.9%
Novo-Nordisk AS Series B	62,500	1,723,277
Finland - 3.6%
Nokia Corp.	434,700	7,224,714
France - 14.5%
Aventis SA (France)	51,400	3,042,880
BIC Ste	60,000	1,876,661
BNP Paribas SA	91,600	3,650,200
Credit Lyonnais SA	97,400	3,460,994
Neopost SA (a)	123,053	4,287,285
NRJ Group	161,700	2,765,675
Pernod-Ricard	41,700	4,222,398
Television Francaise 1 SA	97,400	2,506,570
TotalFinaElf SA Series B	23,400	3,183,336
TOTAL FRANCE		28,995,999
Germany - 5.1%
Allianz AG (Reg.)	15,400	1,616,969
Deutsche Boerse AG	138,206	4,983,489
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	28,100	3,589,595
TOTAL GERMANY		10,190,053
Hong Kong - 3.5%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	78,600	962,850
Hong Kong Exchanges & Clearing Ltd.	4,512,000	5,987,576
TOTAL HONG KONG		6,950,426
Common Stocks - continued
	Shares	Value (Note 1)
India - 0.8%
Dr. Reddy's Laboratories Ltd.	50,300	$ 722,659
Infosys Technologies Ltd.	12,700	995,140
TOTAL INDIA		1,717,799
Italy - 1.9%
Bulgari Spa	898,900	3,727,084
Japan - 6.7%
Canon, Inc.	63,000	2,315,880
Nikko Cordial Corp.	992,000	3,974,314
Nikon Corp.	29,000	202,554
Nomura Holdings, Inc.	203,000	2,335,523
Omron Corp.	141,000	1,668,231
Terumo Corp.	125,400	1,723,093
Tokyo Electron Ltd.	28,100	1,132,667
TOTAL JAPAN		13,352,262
Mexico - 2.9%
Grupo Televisa SA de CV sponsored ADR (a)	29,300	823,330
TV Azteca SA de CV sponsored ADR	1,029,200	4,991,620
TOTAL MEXICO		5,814,950
Netherlands - 11.7%
ASM International NV (Netherlands) (a)	97,400	1,224,363
ASML Holding NV (NY Shares) (a)	1,423,700	12,243,815
Hunter Douglas NV	72,700	1,784,570
Koninklijke Philips Electronics NV	118,900	2,130,139
Unilever NV (NY Shares)	71,200	4,557,512
VNU NV	58,900	1,580,492
TOTAL NETHERLANDS		23,520,891
Netherlands Antilles - 1.0%
Schlumberger Ltd. (NY Shares)	50,000	2,005,500
Russia - 0.6%
Surgutneftegaz JSC sponsored ADR	62,700	1,128,600
Singapore - 1.6%
Flextronics International Ltd. (a)	385,200	3,220,272
Spain - 8.9%
Altadis SA (Spain)	444,100	9,384,823
Amadeus Global Travel Distribution SA Series A	685,100	3,376,998
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Banco Popular Espanol SA (Reg.)	55,200	$ 2,362,502
Telefonica Moviles SA (a)	371,000	2,643,954
TOTAL SPAIN		17,768,277
Sweden - 2.5%
Swedish Match Co.	430,300	3,102,210
Telefonaktiebolaget LM Ericsson (B Shares) (a)	2,351,100	1,855,018
TOTAL SWEDEN		4,957,228
Switzerland - 10.9%
Credit Suisse Group (Reg.)	137,360	2,622,048
Givaudan AG	4,530	1,895,038
Julius Baer Holding AG (Bearer)	13,060	3,191,403
Novartis AG (Reg.)	90,390	3,444,769
Roche Holding AG (participation certificate)	26,500	1,874,535
Swiss Reinsurance Co. (Reg.)	96,300	6,681,615
The Swatch Group AG (Reg.)	128,500	2,109,338
TOTAL SWITZERLAND		21,818,746
United Kingdom - 6.2%
ARM Holdings PLC sponsored ADR (a)	84,800	231,504
Diageo PLC	177,900	2,005,457
EMAP PLC	209,800	2,409,378
Kingfisher PLC	637,300	2,228,562
Pearson PLC	127,100	1,356,230
Signet Group PLC	2,736,000	3,809,864
WPP Group PLC	51,400	348,623
TOTAL UNITED KINGDOM		12,389,618
United States of America - 1.7%
Motorola, Inc.	368,600	3,380,062
TOTAL COMMON STOCKS (Cost $186,120,359)		182,608,503
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	12,591,147	$ 12,591,147
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,729,750	1,729,750
TOTAL MONEY MARKET FUNDS (Cost $14,320,897)		14,320,897
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $200,441,256)		196,929,400
NET OTHER ASSETS - 1.6%		3,169,595
NET ASSETS - 100%		$ 200,098,995
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $398,411,965 and $368,660,570, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7 for the period.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $102,603,000 of which $23,647,000, $66,722,000 and $12, 234,000 will expire on October 31, 2007, 2009 and 2010, respectively.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,681,437) (cost $200,441,256) - See accompanying schedule		$ 196,929,400
Foreign currency held at value (cost $6,229,405)		5,914,611
Receivable for investments sold		2,302,728
Receivable for fund shares sold		352,085
Dividends receivable		286,786
Interest receivable		39,717
Other receivables		61,939
Total assets		205,887,266

Liabilities
Payable for investments purchased	$ 3,286,965
Payable for fund shares redeemed	485,583
Accrued management fee	116,662
Distribution fees payable	102,341
Other payables and accrued expenses	66,970
Collateral on securities loaned, at value	1,729,750
Total liabilities		5,788,271

Net Assets		$ 200,098,995
Net Assets consist of:
Paid in capital		$ 307,183,902
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(103,274,460)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,810,447)
Net Assets		$ 200,098,995

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,878,839 ÷ 1,543,983 shares)	$ 10.93

Maximum offering price per share (100/94.25 of $10.93)	$ 11.60
Class T: Net Asset Value and redemption price per share ($98,147,654 ÷ 9,018,745 shares)	$ 10.88

Maximum offering price per share (100/96.50 of $10.88)	$ 11.27
Class B: Net Asset Value and offering price per share ($36,981,425 ÷ 3,484,892 shares) A	$ 10.61

Class C: Net Asset Value and offering price per share ($37,513,691 ÷ 3,533,109 shares) A	$ 10.62

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,577,386 ÷ 954,872 shares)	$ 11.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 3,168,701
Interest		421,864
Security lending		74,472
		3,665,037
Less foreign taxes withheld		(311,651)
Total income		3,353,386

Expenses
Management fee	$ 1,578,404
Transfer agent fees	910,356
Distribution fees	1,434,165
Accounting and security lending fees	133,792
Non-interested trustees' compensation	740
Custodian fees and expenses	138,129
Registration fees	73,799
Audit	35,946
Legal	3,412
Miscellaneous	66,738
Total expenses before reductions	4,375,481
Expense reductions	(209,734)	4,165,747
Net investment income (loss)		(812,361)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,463,661)
Foreign currency transactions	(38,353)
Total net realized gain (loss)		(11,502,014)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,969,674
Assets and liabilities in foreign currencies	(305,344)
Total change in net unrealized appreciation (depreciation)		5,664,330
Net gain (loss)		(5,837,684)
Net increase (decrease) in net assets resulting from operations		$ (6,650,045)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (812,361)	$ (835,031)
Net realized gain (loss)	(11,502,014)	(64,527,302)
Change in net unrealized appreciation (depreciation)	5,664,330	1,598,560
Net increase (decrease) in net assets resulting from operations	(6,650,045)	(63,763,773)
Distributions to shareholders from net investment income	-	(6,734,364)
Share transactions - net increase (decrease)	29,718,211	(16,272,529)
Total increase (decrease) in net assets	23,068,166	(86,770,666)

Net Assets
Beginning of period	177,030,829	263,801,495
End of period	$ 200,098,995	$ 177,030,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 15.26	$ 15.06	$ 10.07	$ 10.00
Income from Investment Operations
Net investment income (loss)E	-	(.01)	(.03)	(.01)	-
Net realized and unrealized gain (loss)	(.15)	(3.73)	.88	5.00	.07
Total from investment operations	(.15)	(3.74)	.85	4.99	.07
Distributions from net investment income	-	(.44)	-	-	-
Distributions in excess of net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	-	(.63)	-	-
Total distributions	-	(.44)	(.65)	-	-
Net asset value, end of period	$ 10.93	$ 11.08	$ 15.26	$ 15.06	$ 10.07
Total ReturnB,C,D	(1.35)%	(25.17)%	5.31%	49.55%	.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.67%	1.71%	1.55%	2.13%	6.48%A
Expenses net of voluntary waivers, if any	1.67%	1.70%	1.55%	1.72%	2.06%A
Expenses net of all reductions	1.57%	1.57%	1.50%	1.67%	2.06%A
Net investment income (loss)	(.02)%	(.05)%	(.16)%	(.06)%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,879	$ 12,070	$ 15,348	$ 3,407	$ 860
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 15.21	$ 15.02	$ 10.04	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.03)	(.06)	(.04)	(.03)
Net realized and unrealized gain (loss)	(.14)	(3.73)	.88	5.02	.07
Total from investment operations	(.17)	(3.76)	.82	4.98	.04
Distributions from net investment income	-	(.40)	-	-	-
Distributions in excess of net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	-	(.62)	-	-
Total distributions	-	(.40)	(.63)	-	-
Net asset value, end of period	$ 10.88	$ 11.05	$ 15.21	$ 15.02	$ 10.04
Total ReturnB,C,D	(1.54)%	(25.32)%	5.13%	49.60%	.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.86%	1.87%	1.72%	2.29%	3.98%A
Expenses net of voluntary waivers, if any	1.86%	1.87%	1.72%	1.97%	2.31%A
Expenses net of all reductions	1.76%	1.73%	1.67%	1.92%	2.31%A
Net investment income (loss)	(.21)%	(.22)%	(.33)%	(.31)%	(.24)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,148	$ 88,818	$ 145,721	$ 44,233	$ 12,117
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 14.96	$ 14.82	$ 9.99	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.10)	(.16)	(.10)	(.07)
Net realized and unrealized gain (loss)	(.14)	(3.67)	.89	4.93	.06
Total from investment operations	(.23)	(3.77)	.73	4.83	(.01)
Distributions from net investment income	-	(.35)	-	-	-
Distributions in excess of net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	-	(.58)	-	-
Total distributions	-	(.35)	(.59)	-	-
Net asset value, end of period	$ 10.61	$ 10.84	$ 14.96	$ 14.82	$ 9.99
Total ReturnB,C,D	(2.12)%	(25.75)%	4.60%	48.35%	(.10)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.44%	2.47%	2.30%	2.82%	4.97%A
Expenses net of voluntary waivers, if any	2.44%	2.45%	2.30%	2.47%	2.81%A
Expenses net of all reductions	2.34%	2.32%	2.26%	2.42%	2.81%A
Net investment income (loss)	(.79)%	(.80)%	(.92)%	(.81)%	(.70)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,981	$ 36,593	$ 49,140	$ 11,098	$ 4,047
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83	$ 14.96	$ 14.83	$ 9.98	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.08)	(.09)	(.15)	(.10)	(.08)
Net realized and unrealized gain (loss)	(.13)	(3.67)	.88	4.95	.06
Total from investment operations	(.21)	(3.76)	.73	4.85	(.02)
Distributions from net investment income	-	(.37)	-	-	-
Distributions in excess of net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	-	(.59)	-	-
Total distributions	-	(.37)	(.60)	-	-
Net asset value, end of period	$ 10.62	$ 10.83	$ 14.96	$ 14.83	$ 9.98
Total ReturnB,C,D	(1.94)%	(25.71)%	4.59%	48.60%	(.20)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.34%	2.38%	2.25%	2.82%	5.44%A
Expenses net of voluntary waivers, if any	2.34%	2.38%	2.25%	2.47%	2.81%A
Expenses net of all reductions	2.24%	2.24%	2.21%	2.42%	2.81%A
Net investment income (loss)	(.69)%	(.73)%	(.86)%	(.81)%	(.75)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,514	$ 33,118	$ 44,041	$ 7,874	$ 2,217
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.17	$ 15.35	$ 15.09	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.06	.06	.04	.02	.04
Net realized and unrealized gain (loss)	(.15)	(3.75)	.88	4.98	.05
Total from investment operations	(.09)	(3.69)	.92	5.00	.09
Distributions from net investment income	-	(.49)	-	-	-
Distributions in excess of net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	-	(.63)	-	-
Total distributions	-	(.49)	(.66)	-	-
Net asset value, end of period	$ 11.08	$ 11.17	$ 15.35	$ 15.09	$ 10.09
Total ReturnB,C	(.81)%	(24.75)%	5.78%	49.55%	.90%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.15%	1.19%	1.15%	1.70%	3.49%A
Expenses net of voluntary waivers, if any	1.15%	1.19%	1.15%	1.47%	1.81%A
Expenses net of all reductions	1.06%	1.05%	1.10%	1.42%	1.81%A
Net investment income (loss)	.50%	.46%	.24%	.19%	.34%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,577	$ 6,432	$ 9,551	$ 7,099	$ 4,682
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 16,187,153	|
Unrealized depreciation	(20,668,895)
Net unrealized appreciation (depreciation)	$ (4,481,742)
Capital loss carryforward	(102,603,174)
Total Distributable earnings	$ (107,084,916)
Cost for federal income tax purposes	$ 201,411,142

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 41,543	$ -	$ 1,591
Class T	.26%	.25%	548,525	4,465	10,322
Class B	.75%	.25%	412,241	309,275	-
Class C	.75%	.25%	431,856	97,218	-
			$ 1,434,165	$ 410,958	$ 11,913

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 46,395	$ 19,782
Class T	79,712	20,941
Class B*	132,268	132,268
Class C*	10,935	10,935
	$ 269,310	$ 183,926

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 75,657.47
Class T	441,552.41
Class B	205,803.50
Class C	170,703.40
Institutional Class	16,641.21
	$ 910,356

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $414,747 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other

Annual Report

7. Expense Reductions - continued

Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Distribution expense reduction	Other expense reductions	Custody expense reduction

Fund Level	$ -	$ 197,686	$ 135
Class A	1,591	-	-
Class T	10,322	-	-
	$ 11,913	$ 197,686	$ 135

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ -	$ 446,207
Class T	-	3,730,603
Class B	-	1,163,768
Class C	-	1,083,919
Institutional Class	-	309,867
Total	$ -	$ 6,734,364

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	October 31, 2002	October 31, 2001	October 31, 2002	October 31, 2001
Class A
Shares sold	3,695,180	1,385,567	$ 45,047,908	$ 17,585,181
Reinvestment of distributions	-	28,506	-	409,058
Shares redeemed	(3,240,498)	(1,330,498)	(39,441,245)	(16,975,774)
Net increase (decrease)	454,682	83,575	$ 5,606,663	$ 1,018,465
Class T
Shares sold	7,972,427	6,851,548	$ 98,947,323	$ 87,993,894
Reinvestment of distributions	-	247,431	-	3,548,157
Shares redeemed	(6,989,312)	(8,644,904)	(86,656,988)	(111,250,277)
Net increase (decrease)	983,115	(1,545,925)	$ 12,290,335	$ (19,708,226)
Class B
Shares sold	1,073,501	935,876	$ 13,249,979	$ 11,852,927
Reinvestment of distributions	-	71,668	-	1,013,382
Shares redeemed	(964,258)	(916,789)	(11,540,142)	(11,422,075)
Net increase (decrease)	109,243	90,755	$ 1,709,837	$ 1,444,234
Class C
Shares sold	2,256,558	1,146,384	$ 27,408,888	$ 14,625,052
Reinvestment of distributions	-	65,994	-	931,826
Shares redeemed	(1,780,095)	(1,100,154)	(21,555,315)	(13,998,485)
Net increase (decrease)	476,463	112,224	$ 5,853,573	$ 1,558,393
Institutional Class
Shares sold	1,939,247	901,495	$ 24,872,811	$ 11,414,637
Reinvestment of distributions	-	18,705	-	269,167
Shares redeemed	(1,560,448)	(966,463)	(20,615,008)	(12,269,199)
Net increase (decrease)	378,799	(46,263)	$ 4,257,803	$ (585,395)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor International Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (42)

Year of Election or Appointment: 1997

Vice President of Advisor International Capital Appreciation.
Mr. McCarey is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor International Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation.
Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of Advisor International Capital Appreciation (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AICAP-ANN-1202 158315
1.711985.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Capital Appreciation Fund -
Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Intl Cap App - Inst CL	-0.81%	19.14%
MSCI® AC World ex US	-10.98%	-15.39%
International Funds Average	-12.72%	n/a *

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM  AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - Inst CL	-0.81%	3.57%
MSCI AC World ex US	-10.98%	-3.29%
International Funds Average	-12.72%	n/a *

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. How did the fund perform, Kevin?

A. It held up pretty well. For the 12 months that ended October 31, 2002, the fund's Institutional Class shares returned -0.81%. The Morgan Stanley Capital International All Country World ex-USA Index returned -10.98% while the international funds average, tracked by Lipper Inc., fell 12.72%.

Q. What factors helped the fund outpace both its index and its peers?

A. My ability to be nimble and flexible with the fund was crucial, because this particular 12-month period consisted of two very different halves. The first half was characterized by a post-9/11 technology rally, which led to renewed optimism for growth stocks. In this environment, the fund's positions in several Asian semiconductor stocks performed well, as did a number of emerging-markets media and financial stocks. When technology fundamentals began to deteriorate in May, I locked in some of the tech gains from the first half and used those proceeds to add to companies that had maintained good earnings growth, most notably in the food, beverages and tobacco areas. In the end, the fund's flexible nature allowed us to capitalize on the technology rally in the first half, and minimize heavy losses during the downturn in the second.

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Fund Talk: The Manager's Overview - continued

Q. Which stocks contributed most to performance?

A. The fund's best performers provided a perfect illustration of how being flexible helped. Four of the stocks were of the emerging-markets variety, including South Korea's Kookmin Bank and Kookmin Credit Card - which benefited from local banking reform progress - and Taiwanese chipmakers Sunplus Technology and United Microelectronics, which performed well in the first half as chip demand increased. I sold out of each of these stocks to lock in gains. Three other top stocks, on the other hand, came from more stable-growth industries, including French beverage company Pernod-Ricard, and tobacco giants Altadis - based in Spain - and Swedish Match. Each company benefited from good pricing power, effective cost-cutting measures and attractive free cash flows.

Q. Finance stocks accounted for 22% of the fund's net assets at the end of the period. What was your strategy?

A. I focused on companies that showed glimmers of growth despite the tough environment, and I also placed a premium on ample free cash flow. My search led me to the reinsurance group - where insurance risk is shared by multiple insurers - and to two publicly traded stock exchanges. On the reinsurance side, I increased the fund's stake in Swiss Reinsurance, which benefited from strong demand and positive pricing trends. I also raised the fund's exposure to two securities exchanges - Germany's Deutsche Boerse and Hong Kong Exchanges & Clearing. Despite the soft equity markets, these exchanges had alternative investment products to offer, they were generating good cash flows and I felt they were well positioned for any market upturn. All of these stocks were top-20 positions at the end of the period, but had yet to make a positive contribution to performance.

Q. Which stocks performed poorly during the period?

A. The fund's holdings in two Brazilian banks - Banco Itau and Unibanco - fell sharply in value as severe currency problems in Brazil led to lower loan growth and higher default rates. The fund did not own either stock at the end of the period. Other disappointments included Hong Kong telecommunications provider China Mobile, Japanese financial services company Nikko Cordial, and U.K.-based SSL International, which makes latex products for the health care industry.

Annual Report

Q. What's your outlook, Kevin?

A. We'll likely see better economic conditions over the long run, but the next six months will continue to be challenging. The U.S. Federal Reserve Board has tried in vain to get the U.S. economy going, and while the European Central Bank has some ammunition left to improve Europe's monetary conditions - they haven't cut interest rates as quickly as the U.S. has - my sense is that it will take a while for growth stocks to fly again. For the time being, I'll continue to focus on companies that are experiencing unit growth as well as those that have some degree of pricing power on their side.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing in securities of foreign issuers

Start date: November 3, 1997

Size: as of October 31, 2002, more than $200 million

Manager: Kevin McCarey, since inception; joined Fidelity in 1985

3

Kevin McCarey talks about raising the bar on quality:

"One theme I pursued during the past year was to upgrade the average quality of the portfolio. I did this by making more of a commitment to companies that were No. 1 or No. 2 in their respective industries, while scaling back on lower-tier players.

"Of course, there is a trade-off in pursuing quality. Industry leaders may not appreciate in value as rapidly as their smaller counterparts, because the smaller firms are starting from a much lower base - and thus have that much more room to grow. But my feeling is that industry leaders are leaders for a good reason - and the opportunity for more assured growth could be a worthwhile trade for the inevitable peaks and valleys smaller stocks will go through over time.

"Two examples of high-quality stocks I added to during the period were Finnish handset maker Nokia and Netherlands-based semiconductor company ASML. Though I underweighted it, Nokia performed well for the fund, gaining market share and maintaining profitability in a very difficult industry environment. ASML has a proprietary technology that makes me reasonably confident that the company can remain at the top of its industry for the foreseeable future."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
ASML Holding NV (NY Shares) (Netherlands, Semiconductor Equipment & Products)	6.1	2.9
Altadis SA (Spain) (Spain, Tobacco)	4.7	4.9
Nokia Corp. (Finland, Communications Equipment)	3.6	0.0
Swiss Reinsurance Co. (Reg.) (Switzerland, Insurance)	3.3	1.8
Hong Kong Exchanges & Clearing Ltd. (Hong Kong, Diversified Financials)	3.0	2.6
	20.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	18.6
Information Technology	19.9	15.8
Consumer Discretionary	16.8	15.8
Consumer Staples	12.6	13.8
Energy	7.3	9.0
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
France	14.5	12.8
Netherlands	11.7	10.3
Switzerland	10.9	3.3
Spain	8.9	8.3
Japan	6.7	11.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 91.3%	Stocks 85.7%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 14.3%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
Belgium - 0.4%
Agfa-Gevaert NV	39,200	$ 731,383
Brazil - 1.8%
Aracruz Celulose SA sponsored ADR	76,700	1,226,433
Companhia de Bebidas das Americas (AmBev) sponsored ADR	127,700	1,847,819
Telesp Celular Participacoes SA ADR (a)	230,200	612,631
TOTAL BRAZIL		3,686,883
Canada - 4.1%
Precision Drilling Corp. (a)	113,500	3,879,787
Suncor Energy, Inc.	304,200	4,424,692
TOTAL CANADA		8,304,479
Denmark - 0.9%
Novo-Nordisk AS Series B	62,500	1,723,277
Finland - 3.6%
Nokia Corp.	434,700	7,224,714
France - 14.5%
Aventis SA (France)	51,400	3,042,880
BIC Ste	60,000	1,876,661
BNP Paribas SA	91,600	3,650,200
Credit Lyonnais SA	97,400	3,460,994
Neopost SA (a)	123,053	4,287,285
NRJ Group	161,700	2,765,675
Pernod-Ricard	41,700	4,222,398
Television Francaise 1 SA	97,400	2,506,570
TotalFinaElf SA Series B	23,400	3,183,336
TOTAL FRANCE		28,995,999
Germany - 5.1%
Allianz AG (Reg.)	15,400	1,616,969
Deutsche Boerse AG	138,206	4,983,489
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	28,100	3,589,595
TOTAL GERMANY		10,190,053
Hong Kong - 3.5%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	78,600	962,850
Hong Kong Exchanges & Clearing Ltd.	4,512,000	5,987,576
TOTAL HONG KONG		6,950,426
Common Stocks - continued
	Shares	Value (Note 1)
India - 0.8%
Dr. Reddy's Laboratories Ltd.	50,300	$ 722,659
Infosys Technologies Ltd.	12,700	995,140
TOTAL INDIA		1,717,799
Italy - 1.9%
Bulgari Spa	898,900	3,727,084
Japan - 6.7%
Canon, Inc.	63,000	2,315,880
Nikko Cordial Corp.	992,000	3,974,314
Nikon Corp.	29,000	202,554
Nomura Holdings, Inc.	203,000	2,335,523
Omron Corp.	141,000	1,668,231
Terumo Corp.	125,400	1,723,093
Tokyo Electron Ltd.	28,100	1,132,667
TOTAL JAPAN		13,352,262
Mexico - 2.9%
Grupo Televisa SA de CV sponsored ADR (a)	29,300	823,330
TV Azteca SA de CV sponsored ADR	1,029,200	4,991,620
TOTAL MEXICO		5,814,950
Netherlands - 11.7%
ASM International NV (Netherlands) (a)	97,400	1,224,363
ASML Holding NV (NY Shares) (a)	1,423,700	12,243,815
Hunter Douglas NV	72,700	1,784,570
Koninklijke Philips Electronics NV	118,900	2,130,139
Unilever NV (NY Shares)	71,200	4,557,512
VNU NV	58,900	1,580,492
TOTAL NETHERLANDS		23,520,891
Netherlands Antilles - 1.0%
Schlumberger Ltd. (NY Shares)	50,000	2,005,500
Russia - 0.6%
Surgutneftegaz JSC sponsored ADR	62,700	1,128,600
Singapore - 1.6%
Flextronics International Ltd. (a)	385,200	3,220,272
Spain - 8.9%
Altadis SA (Spain)	444,100	9,384,823
Amadeus Global Travel Distribution SA Series A	685,100	3,376,998
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Banco Popular Espanol SA (Reg.)	55,200	$ 2,362,502
Telefonica Moviles SA (a)	371,000	2,643,954
TOTAL SPAIN		17,768,277
Sweden - 2.5%
Swedish Match Co.	430,300	3,102,210
Telefonaktiebolaget LM Ericsson (B Shares) (a)	2,351,100	1,855,018
TOTAL SWEDEN		4,957,228
Switzerland - 10.9%
Credit Suisse Group (Reg.)	137,360	2,622,048
Givaudan AG	4,530	1,895,038
Julius Baer Holding AG (Bearer)	13,060	3,191,403
Novartis AG (Reg.)	90,390	3,444,769
Roche Holding AG (participation certificate)	26,500	1,874,535
Swiss Reinsurance Co. (Reg.)	96,300	6,681,615
The Swatch Group AG (Reg.)	128,500	2,109,338
TOTAL SWITZERLAND		21,818,746
United Kingdom - 6.2%
ARM Holdings PLC sponsored ADR (a)	84,800	231,504
Diageo PLC	177,900	2,005,457
EMAP PLC	209,800	2,409,378
Kingfisher PLC	637,300	2,228,562
Pearson PLC	127,100	1,356,230
Signet Group PLC	2,736,000	3,809,864
WPP Group PLC	51,400	348,623
TOTAL UNITED KINGDOM		12,389,618
United States of America - 1.7%
Motorola, Inc.	368,600	3,380,062
TOTAL COMMON STOCKS (Cost $186,120,359)		182,608,503
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	12,591,147	$ 12,591,147
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,729,750	1,729,750
TOTAL MONEY MARKET FUNDS (Cost $14,320,897)		14,320,897
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $200,441,256)		196,929,400
NET OTHER ASSETS - 1.6%		3,169,595
NET ASSETS - 100%		$ 200,098,995
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $398,411,965 and $368,660,570, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7 for the period.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $102,603,000 of which $23,647,000, $66,722,000 and $12, 234,000 will expire on October 31, 2007, 2009 and 2010, respectively.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,681,437) (cost $200,441,256) - See accompanying schedule		$ 196,929,400
Foreign currency held at value (cost $6,229,405)		5,914,611
Receivable for investments sold		2,302,728
Receivable for fund shares sold		352,085
Dividends receivable		286,786
Interest receivable		39,717
Other receivables		61,939
Total assets		205,887,266

Liabilities
Payable for investments purchased	$ 3,286,965
Payable for fund shares redeemed	485,583
Accrued management fee	116,662
Distribution fees payable	102,341
Other payables and accrued expenses	66,970
Collateral on securities loaned, at value	1,729,750
Total liabilities		5,788,271

Net Assets		$ 200,098,995
Net Assets consist of:
Paid in capital		$ 307,183,902
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(103,274,460)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,810,447)
Net Assets		$ 200,098,995

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,878,839 ÷ 1,543,983 shares)	$ 10.93

Maximum offering price per share (100/94.25 of $10.93)	$ 11.60
Class T: Net Asset Value and redemption price per share ($98,147,654 ÷ 9,018,745 shares)	$ 10.88

Maximum offering price per share (100/96.50 of $10.88)	$ 11.27
Class B: Net Asset Value and offering price per share ($36,981,425 ÷ 3,484,892 shares) A	$ 10.61

Class C: Net Asset Value and offering price per share ($37,513,691 ÷ 3,533,109 shares) A	$ 10.62

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,577,386 ÷ 954,872 shares)	$ 11.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 3,168,701
Interest		421,864
Security lending		74,472
		3,665,037
Less foreign taxes withheld		(311,651)
Total income		3,353,386

Expenses
Management fee	$ 1,578,404
Transfer agent fees	910,356
Distribution fees	1,434,165
Accounting and security lending fees	133,792
Non-interested trustees' compensation	740
Custodian fees and expenses	138,129
Registration fees	73,799
Audit	35,946
Legal	3,412
Miscellaneous	66,738
Total expenses before reductions	4,375,481
Expense reductions	(209,734)	4,165,747
Net investment income (loss)		(812,361)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,463,661)
Foreign currency transactions	(38,353)
Total net realized gain (loss)		(11,502,014)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,969,674
Assets and liabilities in foreign currencies	(305,344)
Total change in net unrealized appreciation (depreciation)		5,664,330
Net gain (loss)		(5,837,684)
Net increase (decrease) in net assets resulting from operations		$ (6,650,045)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (812,361)	$ (835,031)
Net realized gain (loss)	(11,502,014)	(64,527,302)
Change in net unrealized appreciation (depreciation)	5,664,330	1,598,560
Net increase (decrease) in net assets resulting from operations	(6,650,045)	(63,763,773)
Distributions to shareholders from net investment income	-	(6,734,364)
Share transactions - net increase (decrease)	29,718,211	(16,272,529)
Total increase (decrease) in net assets	23,068,166	(86,770,666)

Net Assets
Beginning of period	177,030,829	263,801,495
End of period	$ 200,098,995	$ 177,030,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 15.26	$ 15.06	$ 10.07	$ 10.00
Income from Investment Operations
Net investment income (loss)E	-	(.01)	(.03)	(.01)	-
Net realized and unrealized gain (loss)	(.15)	(3.73)	.88	5.00	.07
Total from investment operations	(.15)	(3.74)	.85	4.99	.07
Distributions from net investment income	-	(.44)	-	-	-
Distributions in excess of net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	-	(.63)	-	-
Total distributions	-	(.44)	(.65)	-	-
Net asset value, end of period	$ 10.93	$ 11.08	$ 15.26	$ 15.06	$ 10.07
Total ReturnB,C,D	(1.35)%	(25.17)%	5.31%	49.55%	.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.67%	1.71%	1.55%	2.13%	6.48%A
Expenses net of voluntary waivers, if any	1.67%	1.70%	1.55%	1.72%	2.06%A
Expenses net of all reductions	1.57%	1.57%	1.50%	1.67%	2.06%A
Net investment income (loss)	(.02)%	(.05)%	(.16)%	(.06)%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,879	$ 12,070	$ 15,348	$ 3,407	$ 860
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 15.21	$ 15.02	$ 10.04	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.03)	(.06)	(.04)	(.03)
Net realized and unrealized gain (loss)	(.14)	(3.73)	.88	5.02	.07
Total from investment operations	(.17)	(3.76)	.82	4.98	.04
Distributions from net investment income	-	(.40)	-	-	-
Distributions in excess of net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	-	(.62)	-	-
Total distributions	-	(.40)	(.63)	-	-
Net asset value, end of period	$ 10.88	$ 11.05	$ 15.21	$ 15.02	$ 10.04
Total ReturnB,C,D	(1.54)%	(25.32)%	5.13%	49.60%	.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.86%	1.87%	1.72%	2.29%	3.98%A
Expenses net of voluntary waivers, if any	1.86%	1.87%	1.72%	1.97%	2.31%A
Expenses net of all reductions	1.76%	1.73%	1.67%	1.92%	2.31%A
Net investment income (loss)	(.21)%	(.22)%	(.33)%	(.31)%	(.24)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,148	$ 88,818	$ 145,721	$ 44,233	$ 12,117
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 14.96	$ 14.82	$ 9.99	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.10)	(.16)	(.10)	(.07)
Net realized and unrealized gain (loss)	(.14)	(3.67)	.89	4.93	.06
Total from investment operations	(.23)	(3.77)	.73	4.83	(.01)
Distributions from net investment income	-	(.35)	-	-	-
Distributions in excess of net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	-	(.58)	-	-
Total distributions	-	(.35)	(.59)	-	-
Net asset value, end of period	$ 10.61	$ 10.84	$ 14.96	$ 14.82	$ 9.99
Total ReturnB,C,D	(2.12)%	(25.75)%	4.60%	48.35%	(.10)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.44%	2.47%	2.30%	2.82%	4.97%A
Expenses net of voluntary waivers, if any	2.44%	2.45%	2.30%	2.47%	2.81%A
Expenses net of all reductions	2.34%	2.32%	2.26%	2.42%	2.81%A
Net investment income (loss)	(.79)%	(.80)%	(.92)%	(.81)%	(.70)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,981	$ 36,593	$ 49,140	$ 11,098	$ 4,047
Portfolio turnover rate	193%	270%	308%	218%	199%A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83	$ 14.96	$ 14.83	$ 9.98	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.08)	(.09)	(.15)	(.10)	(.08)
Net realized and unrealized gain (loss)	(.13)	(3.67)	.88	4.95	.06
Total from investment operations	(.21)	(3.76)	.73	4.85	(.02)
Distributions from net investment income	-	(.37)	-	-	-
Distributions in excess of net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	-	(.59)	-	-
Total distributions	-	(.37)	(.60)	-	-
Net asset value, end of period	$ 10.62	$ 10.83	$ 14.96	$ 14.83	$ 9.98
Total ReturnB,C,D	(1.94)%	(25.71)%	4.59%	48.60%	(.20)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.34%	2.38%	2.25%	2.82%	5.44%A
Expenses net of voluntary waivers, if any	2.34%	2.38%	2.25%	2.47%	2.81%A
Expenses net of all reductions	2.24%	2.24%	2.21%	2.42%	2.81%A
Net investment income (loss)	(.69)%	(.73)%	(.86)%	(.81)%	(.75)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,514	$ 33,118	$ 44,041	$ 7,874	$ 2,217
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.17	$ 15.35	$ 15.09	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.06	.06	.04	.02	.04
Net realized and unrealized gain (loss)	(.15)	(3.75)	.88	4.98	.05
Total from investment operations	(.09)	(3.69)	.92	5.00	.09
Distributions from net investment income	-	(.49)	-	-	-
Distributions in excess of net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	-	(.63)	-	-
Total distributions	-	(.49)	(.66)	-	-
Net asset value, end of period	$ 11.08	$ 11.17	$ 15.35	$ 15.09	$ 10.09
Total ReturnB,C	(.81)%	(24.75)%	5.78%	49.55%	.90%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.15%	1.19%	1.15%	1.70%	3.49%A
Expenses net of voluntary waivers, if any	1.15%	1.19%	1.15%	1.47%	1.81%A
Expenses net of all reductions	1.06%	1.05%	1.10%	1.42%	1.81%A
Net investment income (loss)	.50%	.46%	.24%	.19%	.34%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,577	$ 6,432	$ 9,551	$ 7,099	$ 4,682
Portfolio turnover rate	193%	270%	308%	218%	199%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 16,187,153	|
Unrealized depreciation	(20,668,895)
Net unrealized appreciation (depreciation)	$ (4,481,742)
Capital loss carryforward	(102,603,174)
Total Distributable earnings	$ (107,084,916)
Cost for federal income tax purposes	$ 201,411,142

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 41,543	$ -	$ 1,591
Class T	.26%	.25%	548,525	4,465	10,322
Class B	.75%	.25%	412,241	309,275	-
Class C	.75%	.25%	431,856	97,218	-
			$ 1,434,165	$ 410,958	$ 11,913

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 46,395	$ 19,782
Class T	79,712	20,941
Class B*	132,268	132,268
Class C*	10,935	10,935
	$ 269,310	$ 183,926

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 75,657.47
Class T	441,552.41
Class B	205,803.50
Class C	170,703.40
Institutional Class	16,641.21
	$ 910,356

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $414,747 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other

Annual Report

7. Expense Reductions - continued

Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Distribution expense reduction	Other expense reductions	Custody expense reduction

Fund Level	$ -	$ 197,686	$ 135
Class A	1,591	-	-
Class T	10,322	-	-
	$ 11,913	$ 197,686	$ 135

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ -	$ 446,207
Class T	-	3,730,603
Class B	-	1,163,768
Class C	-	1,083,919
Institutional Class	-	309,867
Total	$ -	$ 6,734,364

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	October 31, 2002	October 31, 2001	October 31, 2002	October 31, 2001
Class A
Shares sold	3,695,180	1,385,567	$ 45,047,908	$ 17,585,181
Reinvestment of distributions	-	28,506	-	409,058
Shares redeemed	(3,240,498)	(1,330,498)	(39,441,245)	(16,975,774)
Net increase (decrease)	454,682	83,575	$ 5,606,663	$ 1,018,465
Class T
Shares sold	7,972,427	6,851,548	$ 98,947,323	$ 87,993,894
Reinvestment of distributions	-	247,431	-	3,548,157
Shares redeemed	(6,989,312)	(8,644,904)	(86,656,988)	(111,250,277)
Net increase (decrease)	983,115	(1,545,925)	$ 12,290,335	$ (19,708,226)
Class B
Shares sold	1,073,501	935,876	$ 13,249,979	$ 11,852,927
Reinvestment of distributions	-	71,668	-	1,013,382
Shares redeemed	(964,258)	(916,789)	(11,540,142)	(11,422,075)
Net increase (decrease)	109,243	90,755	$ 1,709,837	$ 1,444,234
Class C
Shares sold	2,256,558	1,146,384	$ 27,408,888	$ 14,625,052
Reinvestment of distributions	-	65,994	-	931,826
Shares redeemed	(1,780,095)	(1,100,154)	(21,555,315)	(13,998,485)
Net increase (decrease)	476,463	112,224	$ 5,853,573	$ 1,558,393
Institutional Class
Shares sold	1,939,247	901,495	$ 24,872,811	$ 11,414,637
Reinvestment of distributions	-	18,705	-	269,167
Shares redeemed	(1,560,448)	(966,463)	(20,615,008)	(12,269,199)
Net increase (decrease)	378,799	(46,263)	$ 4,257,803	$ (585,395)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor International Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (42)

Year of Election or Appointment: 1997

Vice President of Advisor International Capital Appreciation.
Mr. McCarey is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor International Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1997

Assistant Treasurer of Advisor International Capital Appreciation.
Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 1998, or 2000

Assistant Treasurer of Advisor International Capital Appreciation (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AICAPI-ANN-1202 158317
1.711986.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Japan Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Japan - CL A	-14.15%	-3.61%
Fidelity Adv Japan - CL A (incl. 5.75% sales charge)	-19.08%	-9.16%
TOPIX	-17.91%	-22.77%
Japanese Funds Average	-19.51%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - CL A	-14.15%	-0.95%
Fidelity Adv Japan - CL A (incl. 5.75% sales charge)	-19.08%	-2.45%
TOPIX	-17.91%	-6.45%
Japanese Funds Average	-19.51%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Tokyo Stock Exchange (TOPIX) Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Japan Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - CL T	-14.55%	-4.85%
Fidelity Adv Japan - CL T (incl. 3.50% sales charge)	-17.54%	-8.18%
TOPIX	-17.91%	-22.77%
Japanese Funds Average	-19.51%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - CL T	-14.55%	-1.28%
Fidelity Adv Japan - CL T (incl. 3.50% sales charge)	-17.54%	-2.18%
TOPIX	-17.91%	-6.45%
Japanese Funds Average	-19.51%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Tokyo Stock Exchange (TOPIX) Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Japan Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - CL B	-14.90%	-6.66%
Fidelity Adv Japan - CL B (incl. contingent deferred sales charge)	-19.15%	-9.23%
TOPIX	-17.91%	-22.77%
Japanese Funds Average	-19.51%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - CL B	-14.90%	-1.76%
Fidelity Adv Japan - CL B (incl. contingent deferred sales charge)	-19.15%	-2.47%
TOPIX	-17.91%	-6.45%
Japanese Funds Average	-19.51%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class B on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, including the effect of the applicable contingent deferred sales charge, and also shows how the Tokyo Stock Exchange (TOPIX) Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Japan Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - CL C	-15.00%	-6.36%
Fidelity Adv Japan - CL C (incl. contingent deferred sales charge)	-15.85%	-6.36%
TOPIX	-17.91%	-22.77%
Japanese Funds Average	-19.51%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - CL C	-15.00%	-1.68%
Fidelity Adv Japan - CL C (incl. contingent deferred sales charge)	-15.85%	-1.68%
TOPIX	-17.91%	-6.45%
Japanese Funds Average	-19.51%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class C on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Tokyo Stock Exchange (TOPIX) Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with William Kennedy (left), who managed Fidelity Advisor Japan Fund for most of the period covered by this report, with additional comments from June-Yon Kim (right), who became manager of the fund on October 1, 2002.

Q. How did the fund perform, Bill?

B.K. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -14.15%, -14.55%, -14.90% and -15.00%, respectively, compared with -17.91% for the Tokyo Stock Exchange Index (TOPIX) and -19.51% for the Lipper Inc. Japanese funds average.

Q. What factors influenced the fund's returns?

B.K. An uncertain global economic environment made Japanese stocks a tough place to be, as many Japanese companies with strong business prospects tend to depend on exporting for their profits. Moreover, the yen appreciated sharply against the U.S. dollar from March through July, which also put a lid on exporters' earnings. Domestically, concerns persisted about fiscal deficits and the pace of banking reform. Looking at the fund's strong relative performance, it benefited from favorable stock selection and an overweighting in technology in the first half of the period. I bought tech stocks in the fourth quarter of 2001, when valuations were extremely cheap following the September 11 terrorist attacks. Conversely, I lightened up on technology in the spring, after the sector had rallied significantly. At the same time, I increased the fund's exposure to consumer durables and retail stocks. That turned out to be a good move, since technology was subsequently much weaker than the consumer durables and retail sectors.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What made you suspect that the tech rally was about to fizzle?

B.K. Tech valuations globally were getting stretched, and it appeared that most of the increase in worldwide demand was driven by inventory restocking rather than significant improvement in end-user buying. On the supply side, I felt it would take longer to work through the considerable excess capacity created during the economic expansion of the late 1990s.

Q. Which stocks helped performance?

B.K. Nissan Motor was one of the best contributors on both an absolute and relative basis. Nissan continued to benefit from its successful restructuring initiatives, including aggressive cost-cutting and the launch of a number of new models that found favor with consumers. Tokyo Electron, a semiconductor capital equipment stock, was one of the tech stocks that I rode to profits in the first half of the period and trimmed later on. Finally, we benefited from owning Canon. In addition to manufacturing printers and fax machines, the company makes the cartridges used by those devices, which tend to provide steady, high-margin profits.

Q. Which stocks hurt performance?

B.K. NTT DoCoMo, the premier wireless service provider in Japan, was the largest detractor from the fund's absolute returns, although I underweighted it relative to the benchmark. Wireless growth worldwide continued to slow, and the slowdown was more acute in Japan, where wireless penetration was already much higher than in the U.S. Moreover, NTT DoCoMo's joint venture with AT&T Wireless continued to be a drain on the former's shareholder value. A pair of banks - Mizuho Holdings and Sumitomo Mitsui - also held back performance. Japanese bank stocks fared poorly during the second half of the period, as the threat of accelerated write-offs of bad loans caused investors to run for the exits. Pharmaceutical company Takeda Chemical was hurt by disappointing clinical trials of several products and an overall unfriendly environment for drug companies.

Q. Turning to you, June-Yon, what's your outlook?

J.K. While Japan's domestic economy appeared to turn the corner in late 2001 and early 2002, the latest data suggest that the country could be entering another recession. Moreover, if the U.S. has a double-dip recession, Japanese exporters will surely suffer, too. Having said that, there are still reasons to like Japanese stocks. For one thing, the Japanese market is trading near the low end of its long-term valuation range. Additionally, there is widespread corporate restructuring, and the government is moving forward - albeit slowly - with banking reform and other structural improvements. Looking ahead, my goal is to keep the fund focused on two primary groups - globally competitive exporters and domestic companies that demonstrate a serious commitment to maximizing shareholder value.

Annual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Start date: December 17, 1998

Size: as of October 31, 2002, more than $33 million

Manager: June-Yon Kim, since October 2002; joined Fidelity in 1996

3

June-Yon Kim on the state of Japanese banking reform:

"Prime Minister Koizumi was elected in the spring of 2001 with a mandate to implement a variety of structural changes, including banking reform. The man Koizumi initially chose to head up the Financial Services Agency, which oversees banking reform, took a gradualist approach to the problem. In October 2002, as frustration with the slow pace of this gradualist approach grew and Koizumi's popularity eroded, the prime minister reshuffled his economic team and put someone different in charge of banking reform. The new appointee wanted to speed up the pace of reform, and at first his ideas were enthusiastically received.

"However, the financial markets soon realized that speeding up banking reform meant recapitalizing some banks - that is, using government funds to create more shares of stock, a move that would dilute earnings for current shareholders. As a result, bank stocks sold off sharply. Another likely consequence of accelerated reform is that many marginal companies would be forced out of business. An increase in bankruptcies would, in turn, lead to surging unemployment - a politically unacceptable result in Japan. Consequently, the Koizumi government has softened its rhetoric on banking reform and reverted once again to a more gradualist approach."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Takeda Chemical Industries Ltd.	5.0	2.4
Toyota Motor Corp.	4.5	3.4
Canon, Inc.	4.1	2.5
Nissan Motor Co. Ltd.	3.4	2.5
Matsushita Electric Industrial Co. Ltd.	3.4	0.0
Honda Motor Co. Ltd.	3.0	2.5
Nomura Holdings, Inc.	3.0	3.0
Tokyo Electric Power Co.	2.6	0.0
Sony Corp.	2.2	2.4
NTT DoCoMo, Inc.	2.1	4.9
	33.3
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	31.7	24.3
Information Technology	21.5	23.8
Financials	13.4	18.5
Consumer Staples	7.9	3.3
Health Care	6.7	4.9
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 94.8%	Stocks 91.5%
Short-Term Investments and Net Other Assets 5.2%	Short-Term Investments and Net Other Assets 8.5%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 31.7%
Auto Components - 1.8%
Bridgestone Corp.	24,000	$ 299,033
Denso Corp.	11,100	176,886
Toyoda Gosei Co. Ltd.	6,600	118,477
		594,396
Automobiles - 10.9%
Honda Motor Co. Ltd.	28,300	1,023,328
Nissan Motor Co. Ltd.	146,900	1,127,925
Toyota Motor Corp.	62,000	1,506,600
		3,657,853
Hotels, Restaurants & Leisure - 0.4%
Kappa Create Co. Ltd. (a)	2,800	148,505
Household Durables - 9.2%
Daito Trust Construction Co.	27,300	535,731
Funai Electric Co. Ltd.	2,300	248,289
Matsushita Electric Industrial Co. Ltd.	107,000	1,121,031
Nintendo Co. Ltd.	4,600	442,903
Sony Corp.	16,700	722,108
		3,070,062
Leisure Equipment & Products - 3.1%
Fuji Photo Film Co. Ltd.	17,000	465,613
Heiwa Corp.	18,500	274,885
Konami Corp.	12,100	288,295
Sammy Corp.	200	5,353
		1,034,146
Media - 0.7%
Asahi National Broadcasting Co.	162	256,440
Multiline Retail - 3.2%
Don Quijote Co. Ltd.	6,900	604,112
Hankyu Department Stores, Inc. (a)	44,000	239,468
Ito-Yokado Co. Ltd.	7,000	218,188
		1,061,768
Specialty Retail - 2.4%
Nishimatsuya Chain Co. Ltd.	3,900	123,153
Shimamura Co. Ltd.	2,800	179,120
Yamada Denki Co. Ltd. New (a)	21,000	493,493
		795,766
TOTAL CONSUMER DISCRETIONARY		10,618,936
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 7.9%
Food & Drug Retailing - 1.9%
FamilyMart Co. Ltd.	18,200	$ 347,501
Seven Eleven Japan Co. Ltd.	10,000	282,322
		629,823
Food Products - 1.1%
Yakult Honsha Co. Ltd.	32,000	388,789
Household Products - 3.8%
Kao Corp.	25,000	571,172
Uni-Charm Corp.	18,600	687,512
		1,258,684
Personal Products - 1.1%
Shiseido Co. Ltd.	32,000	355,628
TOTAL CONSUMER STAPLES		2,632,924
FINANCIALS - 13.4%
Banks - 4.1%
Bank of Yokohama Ltd.	68,000	284,640
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	47	306,418
Mizuho Holdings, Inc.	91	138,109
Sumitomo Mitsui Banking Corp.	158,000	653,633
		1,382,800
Diversified Financials - 8.4%
Aeon Credit Service Ltd.	3,200	110,448
Credit Saison Co. Ltd.	15,800	311,991
JAFCO Co. Ltd.	8,700	365,591
Nikko Cordial Corp.	139,000	556,885
Nomura Holdings, Inc.	86,000	989,433
ORIX Corp.	4,300	243,148
Sumitomo Trust & Banking Ltd.	51,000	233,038
		2,810,534
Insurance - 0.9%
Sompo Japan Insurance, Inc.	56,000	292,440
TOTAL FINANCIALS		4,485,774
HEALTH CARE - 6.7%
Health Care Providers & Services - 0.3%
Japan Medical Dynamic Marketing, Inc.	7,300	93,219
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 6.4%
Banyu Pharmaceutical Co. Ltd.	16,100	$ 147,134
Kissei Pharmaceutical Co. Ltd.	11,000	131,672
Takeda Chemical Industries Ltd.	40,100	1,665,447
Yamanouchi Pharmaceutical Co. Ltd.	9,000	220,309
		2,164,562
TOTAL HEALTH CARE		2,257,781
INDUSTRIALS - 4.6%
Construction & Engineering - 0.6%
JGC Corp.	36,000	200,628
Machinery - 1.2%
SMC Corp.	2,000	158,296
THK Co. Ltd.	22,500	229,122
		387,418
Road & Rail - 2.8%
East Japan Railway Co.	149	678,406
Nippon Express Co. Ltd.	67,000	273,347
		951,753
TOTAL INDUSTRIALS		1,539,799
INFORMATION TECHNOLOGY - 21.5%
Electronic Equipment & Instruments - 8.3%
Citizen Electronics Co. Ltd.	2,200	148,994
Hitachi Chemical Co. Ltd.	19,500	142,565
Hoya Corp.	7,800	535,254
Kyocera Corp.	11,800	696,318
Murata Manufacturing Co. Ltd.	9,400	444,095
Nichicon Corp.	23,800	270,130
Omron Corp.	29,000	343,111
Yokogawa Electric Corp.	40,000	211,823
		2,792,290
IT Consulting & Services - 1.7%
CSK Corp.	6,400	154,837
Hitachi Information Systems Co. Ltd.	5,200	118,380
Meitec Corp.	9,500	212,007
Nomura Research Institute Ltd.	900	92,971
		578,195
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Office Electronics - 7.2%
Canon, Inc.	37,000	$ 1,360,120
Minolta Co. Ltd. (a)	107,000	419,077
Ricoh Co. Ltd.	35,000	625,434
		2,404,631
Semiconductor Equipment & Products - 3.9%
Rohm Co. Ltd.	5,100	642,104
Tokyo Electron Ltd.	13,800	556,256
UMC Japan (a)	115	94,774
		1,293,134
Software - 0.4%
Nippon System Development Co. Ltd.	8,400	117,684
TOTAL INFORMATION TECHNOLOGY		7,185,934
MATERIALS - 2.4%
Chemicals - 1.9%
Shin-Etsu Chemical Co. Ltd.	16,500	508,914
Sumitomo Chemical Co. Ltd.	38,000	113,794
		622,708
Containers & Packaging - 0.5%
Fuji Seal, Inc.	4,200	178,548
TOTAL MATERIALS		801,256
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 0.9%
Nippon Telegraph & Telephone Corp.	79	291,510
Wireless Telecommunication Services - 3.1%
KDDI Corp.	109	320,183
NTT DoCoMo, Inc.	385	709,967
		1,030,150
TOTAL TELECOMMUNICATION SERVICES		1,321,660
UTILITIES - 2.6%
Electric Utilities - 2.6%
Tokyo Electric Power Co.	46,300	855,693
TOTAL COMMON STOCKS (Cost $35,643,313)		31,699,757
Money Market Funds - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $1,766,919)	1,766,919	$ 1,766,919
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $37,410,232)		33,466,676
NET OTHER ASSETS - (0.1)%		(16,938)
NET ASSETS - 100%		$ 33,449,738
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $50,236,447 and $47,721,465, respectively.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $31,491,000 of which $4,503,000, $17,004,000, and $9,984,000 will expire on October 31, 2008, 2009, and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $525,315) (cost $37,410,232) - See accompanying schedule		$ 33,466,676
Foreign currency held at value (cost $410,112)		402,041
Receivable for investments sold		147,816
Receivable for fund shares sold		50,048
Dividends receivable		80,919
Interest receivable		2,823
Receivable from investment adviser for expense reductions		13,353
Other receivables		1,872
Total assets		34,165,548

Liabilities
Payable for investments purchased	$ 16,653
Payable for fund shares redeemed	62,661
Accrued management fee	20,603
Distribution fees payable	17,988
Other payables and accrued expenses	36,894
Collateral on securities loaned, at value	561,011
Total liabilities		715,810

Net Assets		$ 33,449,738
Net Assets consist of:
Paid in capital		$ 69,439,100
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(32,038,509)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,950,853)
Net Assets		$ 33,449,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,380,387 ÷ 386,863 shares)	$ 8.74

Maximum offering price per share (100/94.25 of $8.74)	$ 9.27
Class T: Net Asset Value and redemption price per share ($7,731,304 ÷ 889,312 shares)	$ 8.69

Maximum offering price per share (100/96.50 of $8.69)	$ 9.01
Class B: Net Asset Value and offering price per share ($10,228,783 ÷ 1,194,167 shares)A	$ 8.57

Class C: Net Asset Value and offering price per share ($6,497,068 ÷ 754,408 shares)A	$ 8.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,612,196 ÷ 636,534 shares)	$ 8.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 237,607
Interest		44,569
Security lending		17,246
		299,422
Less foreign taxes withheld		(35,625)
Total income		263,797

Expenses
Management fee	$ 290,327
Transfer agent fees	205,921
Distribution fees	259,596
Accounting and security lending fees	65,930
Non-interested trustees' compensation	139
Custodian fees and expenses	72,672
Registration fees	55,863
Audit	24,551
Legal	1,998
Miscellaneous	5,101
Total expenses before reductions	982,098
Expense reductions	(65,251)	916,847
Net investment income (loss)		(653,050)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,558,566)
Foreign currency transactions	59,308
Total net realized gain (loss)		(9,499,258)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,949,154
Assets and liabilities in foreign currencies	(5,854)
Total change in net unrealized appreciation (depreciation)		3,943,300
Net gain (loss)		(5,555,958)
Net increase (decrease) in net assets resulting from operations		$ (6,209,008)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (653,050)	$ (1,015,560)
Net realized gain (loss)	(9,499,258)	(16,483,243)
Change in net unrealized appreciation (depreciation)	3,943,300	(13,829,624)
Net increase (decrease) in net assets resulting from operations	(6,209,008)	(31,328,427)
Distributions to shareholders from net investment income	-	(6,767,247)
Share transactions - net increase (decrease)	2,604,541	(32,908,096)
Total increase (decrease) in net assets	(3,604,467)	(71,003,770)

Net Assets
Beginning of period	37,054,205	108,057,975
End of period (including undistributed net investment income of $0 and distribution in excess of net investment income of $61,488)	$ 33,449,738	$ 37,054,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 17.78	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.15)	(.16)	(.13)
Net realized and unrealized gain (loss)	(1.31)	(6.13)	(.76)	9.17
Total from investment operations	(1.44)	(6.28)	(.92)	9.04
Distributions from net investment income	-	(1.32)	(.04)	-
Distributions in excess of net investment income	-	-	(.08)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.32)	(.34)	-
Net asset value, end of period	$ 8.74	$ 10.18	$ 17.78	$ 19.04
Total Return B,C, D	(14.15)%	(37.89)%	(5.07)%	90.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.13%	1.88%	1.44%	2.43% A
Expenses net of voluntary waivers, if any	1.94%	1.88%	1.44%	2.02% A
Expenses net of all reductions	1.94%	1.84%	1.42%	2.01% A
Net investment income (loss)	(1.27)%	(1.10)%	(.76)%	(1.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,380	$ 4,204	$ 18,657	$ 7,130
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 17.72	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.15)	(.20)	(.21)	(.17)
Net realized and unrealized gain (loss)	(1.33)	(6.14)	(.75)	9.18
Total from investment operations	(1.48)	(6.34)	(.96)	9.01
Distributions from net investment income	-	(1.21)	(.03)	-
Distributions in excess of net investment income	-	-	(.08)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.21)	(.33)	-
Net asset value, end of period	$ 8.69	$ 10.17	$ 17.72	$ 19.01
Total Return B, C, D	(14.55)%	(38.16)%	(5.29)%	90.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.45%	2.25%	1.71%	2.63% A
Expenses net of voluntary waivers, if any	2.19%	2.25%	1.71%	2.27% A
Expenses net of all reductions	2.18%	2.21%	1.69%	2.26% A
Net investment income (loss)	(1.52)%	(1.48)%	(1.03)%	(1.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,731	$ 10,363	$ 29,840	$ 25,682
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 17.55	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.20)	(.26)	(.32)	(.23)
Net realized and unrealized gain (loss)	(1.30)	(6.09)	(.74)	9.15
Total from investment operations	(1.50)	(6.35)	(1.06)	8.92
Distributions from net investment income	-	(1.13)	(.03)	-
Distributions in excess of net investment income	-	-	(.06)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.13)	(.31)	-
Net asset value, end of period	$ 8.57	$ 10.07	$ 17.55	$ 18.92
Total Return B, C, D	(14.90)%	(38.44)%	(5.83)%	89.20%
Ratios to Average Net Assets G
Expenses before expense reductions	2.90%	2.74%	2.25%	3.18% A
Expenses net of voluntary waivers, if any	2.69%	2.74%	2.25%	2.78% A
Expenses net of all reductions	2.68%	2.71%	2.23%	2.77% A
Net investment income (loss)	(2.02)%	(1.97)%	(1.57)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,229	$ 13,523	$ 31,334	$ 20,667
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 17.58	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.20)	(.24)	(.31)	(.24)
Net realized and unrealized gain (loss)	(1.32)	(6.10)	(.73)	9.17
Total from investment operations	(1.52)	(6.34)	(1.04)	8.93
Distributions from net investment income	-	(1.11)	(.03)	-
Distributions in excess of net investment income	-	-	(.06)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.11)	(.31)	-
Net asset value, end of period	$ 8.61	$ 10.13	$ 17.58	$ 18.93
Total Return B, C, D	(15.00)%	(38.27)%	(5.72)%	89.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.72%	2.59%	2.16%	3.11% A
Expenses net of voluntary waivers, if any	2.67%	2.59%	2.16%	2.78% A
Expenses net of all reductions	2.67%	2.55%	2.15%	2.76% A
Net investment income (loss)	(2.00)%	(1.81)%	(1.49)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,497	$ 8,170	$ 25,481	$ 22,213
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.25	$ 17.88	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.10)	(.09)	(.10)
Net realized and unrealized gain (loss)	(1.35)	(6.16)	(.77)	9.19
Total from investment operations	(1.43)	(6.26)	(.86)	9.09
Distributions from net investment income	-	(1.37)	(.04)	-
Distributions in excess of net investment income	-	-	(.09)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.37)	(.35)	-
Net asset value, end of period	$ 8.82	$ 10.25	$ 17.88	$ 19.09
Total Return B, C	(13.95)%	(37.64)%	(4.75)%	90.90%
Ratios to Average Net Assets F
Expenses before expense reductions	1.52%	1.48%	1.13%	2.15% A
Expenses net of voluntary waivers, if any	1.51%	1.48%	1.13%	1.77% A
Expenses net of all reductions	1.51%	1.44%	1.11%	1.76% A
Net investment income (loss)	(.84)%	(.70)%	(.45)%	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,612	$ 795	$ 2,746	$ 2,986
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 1,553,214
Unrealized depreciation	(6,051,847)
Net unrealized appreciation (depreciation)	(4,498,633)
Capital loss carryforward	(31,490,729)
Total Distributable earnings	$ (35,989,362)
Cost for federal income tax purposes	$ 37,965,309

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 9,623	$ 25
Class T	.25%	.25%	47,636	-
Class B	.75%	.25%	123,382	92,549
Class C	.75%	.25%	78,955	5,761
			$ 259,596	$ 98,335

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 11,017	$ 6,740
Class T	15,361	3,410
Class B*	55,542	55,542
Class C*	4,329	4,329
	$ 86,249	$ 70,021

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 22,259.58
Class T	62,361.65
Class B	74,726.61
Class C	33,228.42
Institutional Class	13,347.22
	$ 205,921

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $45,923 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%-*1.75%	$ 7,206
Class T	2.25%-*2.00%	25,427
Class B	2.75%-*2.50%	26,955
Class C	2.75%-*2.50%	3,966
Institutional Class	1.75%-*1.50%	636
		$ 64,190

* Expense limitation in effect at period-end.

Annual Report

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction.

Directed Brokerage
	Distribution Expense Reduction	Other Expense Reduction
Fund Level	$	$ 1,061
Class A	-
Class T	-

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ -	$ 1,141,481
Class T	-	1,911,044
Class B	-	1,937,149
Class C	-	1,578,383
Institutional Class	-	199,190
Total	$ -	$ 6,767,247

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2002	Year ended October 31, 2001
Class A
Shares sold	826,406	2,200,331	$ 8,388,540	$ 28,533,320
Reinvestment of distributions	-	50,101	-	779,564
Shares redeemed	(852,350)	(2,887,127)	(8,637,459)	(38,264,795)
Net increase (decrease)	(25,944)	(636,695)	$ (248,919)	$ (8,951,911)
Class T
Shares sold	449,295	790,087	$ 4,577,112	$ 10,239,140
Reinvestment of distributions	-	107,190	-	1,672,163
Shares redeemed	(578,673)	(1,562,822)	(5,722,371)	(20,887,055)
Net increase (decrease)	(129,378)	(665,545)	$ (1,145,259)	$ (8,975,752)
Class B
Shares sold	348,625	147,387	$ 3,492,332	$ 2,025,153
Reinvestment of distributions	-	98,313	-	1,524,831
Shares redeemed	(496,772)	(689,130)	(4,768,111)	(9,205,078)
Net increase (decrease)	(148,147)	(443,430)	$ (1,275,779)	$ (5,655,094)
Class C
Shares sold	584,055	571,471	$ 5,899,035	$ 7,140,286
Reinvestment of distributions	-	64,549	-	1,005,033
Shares redeemed	(636,330)	(1,278,875)	(6,259,305)	(16,436,394)
Net increase (decrease)	(52,275)	(642,855)	$ (360,270)	$ (8,291,075)
Institutional Class
Shares sold	2,143,103	347,644	$ 22,491,520	$ 4,386,620
Reinvestment of distributions	-	4,209	-	65,701
Shares redeemed	(1,584,195)	(427,819)	(16,856,752)	(5,486,585)
Net increase (decrease)	558,908	(75,966)	$ 5,634,768	$ (1,034,264)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Japan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Japan. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Japan. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Japan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Japan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Japan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAF-ANN-1202 158361
1.728717.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Japan Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Japan - Inst CL	-13.95%	-2.43%
TOPIX	-17.91%	-22.77%
Japanese Funds Average	-19.51%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Japan - Inst CL	-13.95%	-0.63%
TOPIX	-17.91%	-6.45%
Japanese Funds Average	-19.51%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Tokyo Stock Exchange (TOPIX) Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with William Kennedy (left), who managed Fidelity Advisor Japan Fund for most of the period covered by this report, with additional comments from June-Yon Kim (right), who became manager of the fund on October 1, 2002.

Q. How did the fund perform, Bill?

B.K. For the 12 months ending October 31, 2002, the fund's Institutional Class shares returned -13.95%, compared with -17.91% for the Tokyo Stock Exchange Index (TOPIX) and -19.51% for the Lipper Inc. Japanese funds average.

Q. What factors influenced the fund's returns?

B.K. An uncertain global economic environment made Japanese stocks a tough place to be, as many Japanese companies with strong business prospects tend to depend on exporting for their profits. Moreover, the yen appreciated sharply against the U.S. dollar from March through July, which also put a lid on exporters' earnings. Domestically, concerns persisted about fiscal deficits and the pace of banking reform. Looking at the fund's strong relative performance, it benefited from favorable stock selection and an overweighting in technology in the first half of the period. I bought tech stocks in the fourth quarter of 2001, when valuations were extremely cheap following the September 11 terrorist attacks. Conversely, I lightened up on technology in the spring, after the sector had rallied significantly. At the same time, I increased the fund's exposure to consumer durables and retail stocks. That turned out to be a good move, since technology was subsequently much weaker than the consumer durables and retail sectors.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What made you suspect that the tech rally was about to fizzle?

B.K. Tech valuations globally were getting stretched, and it appeared that most of the increase in worldwide demand was driven by inventory restocking rather than significant improvement in end-user buying. On the supply side, I felt it would take longer to work through the considerable excess capacity created during the economic expansion of the late 1990s.

Q. Which stocks helped performance?

B.K. Nissan Motor was one of the best contributors on both an absolute and relative basis. Nissan continued to benefit from its successful restructuring initiatives, including aggressive cost-cutting and the launch of a number of new models that found favor with consumers. Tokyo Electron, a semiconductor capital equipment stock, was one of the tech stocks that I rode to profits in the first half of the period and trimmed later on. Finally, we benefited from owning Canon. In addition to manufacturing printers and fax machines, the company makes the cartridges used by those devices, which tend to provide steady, high-margin profits.

Q. Which stocks hurt performance?

B.K. NTT DoCoMo, the premier wireless service provider in Japan, was the largest detractor from the fund's absolute returns, although I underweighted it relative to the benchmark. Wireless growth worldwide continued to slow, and the slowdown was more acute in Japan, where wireless penetration was already much higher than in the U.S. Moreover, NTT DoCoMo's joint venture with AT&T Wireless continued to be a drain on the former's shareholder value. A pair of banks - Mizuho Holdings and Sumitomo Mitsui - also held back performance. Japanese bank stocks fared poorly during the second half of the period, as the threat of accelerated write-offs of bad loans caused investors to run for the exits. Pharmaceutical company Takeda Chemical was hurt by disappointing clinical trials of several products and an overall unfriendly environment for drug companies.

Q. Turning to you, June-Yon, what's your outlook?

J.K. While Japan's domestic economy appeared to turn the corner in late 2001 and early 2002, the latest data suggest that the country could be entering another recession. Moreover, if the U.S. has a double-dip recession, Japanese exporters will surely suffer, too. Having said that, there are still reasons to like Japanese stocks. For one thing, the Japanese market is trading near the low end of its long-term valuation range. Additionally, there is widespread corporate restructuring, and the government is moving forward - albeit slowly - with banking reform and other structural improvements. Looking ahead, my goal is to keep the fund focused on two primary groups - globally competitive exporters and domestic companies that demonstrate a serious commitment to maximizing shareholder value.

Annual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Start date: December 17, 1998

Size: as of October 31, 2002, more than $33 million

Manager: June-Yon Kim, since October 2002; joined Fidelity in 1996

3

June-Yon Kim on the state of Japanese banking reform:

"Prime Minister Koizumi was elected in the spring of 2001 with a mandate to implement a variety of structural changes, including banking reform. The man Koizumi initially chose to head up the Financial Services Agency, which oversees banking reform, took a gradualist approach to the problem. In October 2002, as frustration with the slow pace of this gradualist approach grew and Koizumi's popularity eroded, the prime minister reshuffled his economic team and put someone different in charge of banking reform. The new appointee wanted to speed up the pace of reform, and at first his ideas were enthusiastically received.

"However, the financial markets soon realized that speeding up banking reform meant recapitalizing some banks - that is, using government funds to create more shares of stock, a move that would dilute earnings for current shareholders. As a result, bank stocks sold off sharply. Another likely consequence of accelerated reform is that many marginal companies would be forced out of business. An increase in bankruptcies would, in turn, lead to surging unemployment - a politically unacceptable result in Japan. Consequently, the Koizumi government has softened its rhetoric on banking reform and reverted once again to a more gradualist approach."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Takeda Chemical Industries Ltd.	5.0	2.4
Toyota Motor Corp.	4.5	3.4
Canon, Inc.	4.1	2.5
Nissan Motor Co. Ltd.	3.4	2.5
Matsushita Electric Industrial Co. Ltd.	3.4	0.0
Honda Motor Co. Ltd.	3.0	2.5
Nomura Holdings, Inc.	3.0	3.0
Tokyo Electric Power Co.	2.6	0.0
Sony Corp.	2.2	2.4
NTT DoCoMo, Inc.	2.1	4.9
	33.3
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	31.7	24.3
Information Technology	21.5	23.8
Financials	13.4	18.5
Consumer Staples	7.9	3.3
Health Care	6.7	4.9
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 94.8%	Stocks 91.5%
Short-Term Investments and Net Other Assets 5.2%	Short-Term Investments and Net Other Assets 8.5%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 31.7%
Auto Components - 1.8%
Bridgestone Corp.	24,000	$ 299,033
Denso Corp.	11,100	176,886
Toyoda Gosei Co. Ltd.	6,600	118,477
		594,396
Automobiles - 10.9%
Honda Motor Co. Ltd.	28,300	1,023,328
Nissan Motor Co. Ltd.	146,900	1,127,925
Toyota Motor Corp.	62,000	1,506,600
		3,657,853
Hotels, Restaurants & Leisure - 0.4%
Kappa Create Co. Ltd. (a)	2,800	148,505
Household Durables - 9.2%
Daito Trust Construction Co.	27,300	535,731
Funai Electric Co. Ltd.	2,300	248,289
Matsushita Electric Industrial Co. Ltd.	107,000	1,121,031
Nintendo Co. Ltd.	4,600	442,903
Sony Corp.	16,700	722,108
		3,070,062
Leisure Equipment & Products - 3.1%
Fuji Photo Film Co. Ltd.	17,000	465,613
Heiwa Corp.	18,500	274,885
Konami Corp.	12,100	288,295
Sammy Corp.	200	5,353
		1,034,146
Media - 0.7%
Asahi National Broadcasting Co.	162	256,440
Multiline Retail - 3.2%
Don Quijote Co. Ltd.	6,900	604,112
Hankyu Department Stores, Inc. (a)	44,000	239,468
Ito-Yokado Co. Ltd.	7,000	218,188
		1,061,768
Specialty Retail - 2.4%
Nishimatsuya Chain Co. Ltd.	3,900	123,153
Shimamura Co. Ltd.	2,800	179,120
Yamada Denki Co. Ltd. New (a)	21,000	493,493
		795,766
TOTAL CONSUMER DISCRETIONARY		10,618,936
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 7.9%
Food & Drug Retailing - 1.9%
FamilyMart Co. Ltd.	18,200	$ 347,501
Seven Eleven Japan Co. Ltd.	10,000	282,322
		629,823
Food Products - 1.1%
Yakult Honsha Co. Ltd.	32,000	388,789
Household Products - 3.8%
Kao Corp.	25,000	571,172
Uni-Charm Corp.	18,600	687,512
		1,258,684
Personal Products - 1.1%
Shiseido Co. Ltd.	32,000	355,628
TOTAL CONSUMER STAPLES		2,632,924
FINANCIALS - 13.4%
Banks - 4.1%
Bank of Yokohama Ltd.	68,000	284,640
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	47	306,418
Mizuho Holdings, Inc.	91	138,109
Sumitomo Mitsui Banking Corp.	158,000	653,633
		1,382,800
Diversified Financials - 8.4%
Aeon Credit Service Ltd.	3,200	110,448
Credit Saison Co. Ltd.	15,800	311,991
JAFCO Co. Ltd.	8,700	365,591
Nikko Cordial Corp.	139,000	556,885
Nomura Holdings, Inc.	86,000	989,433
ORIX Corp.	4,300	243,148
Sumitomo Trust & Banking Ltd.	51,000	233,038
		2,810,534
Insurance - 0.9%
Sompo Japan Insurance, Inc.	56,000	292,440
TOTAL FINANCIALS		4,485,774
HEALTH CARE - 6.7%
Health Care Providers & Services - 0.3%
Japan Medical Dynamic Marketing, Inc.	7,300	93,219
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 6.4%
Banyu Pharmaceutical Co. Ltd.	16,100	$ 147,134
Kissei Pharmaceutical Co. Ltd.	11,000	131,672
Takeda Chemical Industries Ltd.	40,100	1,665,447
Yamanouchi Pharmaceutical Co. Ltd.	9,000	220,309
		2,164,562
TOTAL HEALTH CARE		2,257,781
INDUSTRIALS - 4.6%
Construction & Engineering - 0.6%
JGC Corp.	36,000	200,628
Machinery - 1.2%
SMC Corp.	2,000	158,296
THK Co. Ltd.	22,500	229,122
		387,418
Road & Rail - 2.8%
East Japan Railway Co.	149	678,406
Nippon Express Co. Ltd.	67,000	273,347
		951,753
TOTAL INDUSTRIALS		1,539,799
INFORMATION TECHNOLOGY - 21.5%
Electronic Equipment & Instruments - 8.3%
Citizen Electronics Co. Ltd.	2,200	148,994
Hitachi Chemical Co. Ltd.	19,500	142,565
Hoya Corp.	7,800	535,254
Kyocera Corp.	11,800	696,318
Murata Manufacturing Co. Ltd.	9,400	444,095
Nichicon Corp.	23,800	270,130
Omron Corp.	29,000	343,111
Yokogawa Electric Corp.	40,000	211,823
		2,792,290
IT Consulting & Services - 1.7%
CSK Corp.	6,400	154,837
Hitachi Information Systems Co. Ltd.	5,200	118,380
Meitec Corp.	9,500	212,007
Nomura Research Institute Ltd.	900	92,971
		578,195
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Office Electronics - 7.2%
Canon, Inc.	37,000	$ 1,360,120
Minolta Co. Ltd. (a)	107,000	419,077
Ricoh Co. Ltd.	35,000	625,434
		2,404,631
Semiconductor Equipment & Products - 3.9%
Rohm Co. Ltd.	5,100	642,104
Tokyo Electron Ltd.	13,800	556,256
UMC Japan (a)	115	94,774
		1,293,134
Software - 0.4%
Nippon System Development Co. Ltd.	8,400	117,684
TOTAL INFORMATION TECHNOLOGY		7,185,934
MATERIALS - 2.4%
Chemicals - 1.9%
Shin-Etsu Chemical Co. Ltd.	16,500	508,914
Sumitomo Chemical Co. Ltd.	38,000	113,794
		622,708
Containers & Packaging - 0.5%
Fuji Seal, Inc.	4,200	178,548
TOTAL MATERIALS		801,256
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 0.9%
Nippon Telegraph & Telephone Corp.	79	291,510
Wireless Telecommunication Services - 3.1%
KDDI Corp.	109	320,183
NTT DoCoMo, Inc.	385	709,967
		1,030,150
TOTAL TELECOMMUNICATION SERVICES		1,321,660
UTILITIES - 2.6%
Electric Utilities - 2.6%
Tokyo Electric Power Co.	46,300	855,693
TOTAL COMMON STOCKS (Cost $35,643,313)		31,699,757
Money Market Funds - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b) (Cost $1,766,919)	1,766,919	$ 1,766,919
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $37,410,232)		33,466,676
NET OTHER ASSETS - (0.1)%		(16,938)
NET ASSETS - 100%		$ 33,449,738
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $50,236,447 and $47,721,465, respectively.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $31,491,000 of which $4,503,000, $17,004,000, and $9,984,000 will expire on October 31, 2008, 2009, and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $525,315) (cost $37,410,232) - See accompanying schedule		$ 33,466,676
Foreign currency held at value (cost $410,112)		402,041
Receivable for investments sold		147,816
Receivable for fund shares sold		50,048
Dividends receivable		80,919
Interest receivable		2,823
Receivable from investment adviser for expense reductions		13,353
Other receivables		1,872
Total assets		34,165,548

Liabilities
Payable for investments purchased	$ 16,653
Payable for fund shares redeemed	62,661
Accrued management fee	20,603
Distribution fees payable	17,988
Other payables and accrued expenses	36,894
Collateral on securities loaned, at value	561,011
Total liabilities		715,810

Net Assets		$ 33,449,738
Net Assets consist of:
Paid in capital		$ 69,439,100
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(32,038,509)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,950,853)
Net Assets		$ 33,449,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,380,387 ÷ 386,863 shares)	$ 8.74

Maximum offering price per share (100/94.25 of $8.74)	$ 9.27
Class T: Net Asset Value and redemption price per share ($7,731,304 ÷ 889,312 shares)	$ 8.69

Maximum offering price per share (100/96.50 of $8.69)	$ 9.01
Class B: Net Asset Value and offering price per share ($10,228,783 ÷ 1,194,167 shares)A	$ 8.57

Class C: Net Asset Value and offering price per share ($6,497,068 ÷ 754,408 shares)A	$ 8.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,612,196 ÷ 636,534 shares)	$ 8.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 237,607
Interest		44,569
Security lending		17,246
		299,422
Less foreign taxes withheld		(35,625)
Total income		263,797

Expenses
Management fee	$ 290,327
Transfer agent fees	205,921
Distribution fees	259,596
Accounting and security lending fees	65,930
Non-interested trustees' compensation	139
Custodian fees and expenses	72,672
Registration fees	55,863
Audit	24,551
Legal	1,998
Miscellaneous	5,101
Total expenses before reductions	982,098
Expense reductions	(65,251)	916,847
Net investment income (loss)		(653,050)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,558,566)
Foreign currency transactions	59,308
Total net realized gain (loss)		(9,499,258)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,949,154
Assets and liabilities in foreign currencies	(5,854)
Total change in net unrealized appreciation (depreciation)		3,943,300
Net gain (loss)		(5,555,958)
Net increase (decrease) in net assets resulting from operations		$ (6,209,008)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (653,050)	$ (1,015,560)
Net realized gain (loss)	(9,499,258)	(16,483,243)
Change in net unrealized appreciation (depreciation)	3,943,300	(13,829,624)
Net increase (decrease) in net assets resulting from operations	(6,209,008)	(31,328,427)
Distributions to shareholders from net investment income	-	(6,767,247)
Share transactions - net increase (decrease)	2,604,541	(32,908,096)
Total increase (decrease) in net assets	(3,604,467)	(71,003,770)

Net Assets
Beginning of period	37,054,205	108,057,975
End of period (including undistributed net investment income of $0 and distribution in excess of net investment income of $61,488)	$ 33,449,738	$ 37,054,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.18	$ 17.78	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.15)	(.16)	(.13)
Net realized and unrealized gain (loss)	(1.31)	(6.13)	(.76)	9.17
Total from investment operations	(1.44)	(6.28)	(.92)	9.04
Distributions from net investment income	-	(1.32)	(.04)	-
Distributions in excess of net investment income	-	-	(.08)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.32)	(.34)	-
Net asset value, end of period	$ 8.74	$ 10.18	$ 17.78	$ 19.04
Total Return B,C, D	(14.15)%	(37.89)%	(5.07)%	90.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.13%	1.88%	1.44%	2.43% A
Expenses net of voluntary waivers, if any	1.94%	1.88%	1.44%	2.02% A
Expenses net of all reductions	1.94%	1.84%	1.42%	2.01% A
Net investment income (loss)	(1.27)%	(1.10)%	(.76)%	(1.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,380	$ 4,204	$ 18,657	$ 7,130
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 17.72	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.15)	(.20)	(.21)	(.17)
Net realized and unrealized gain (loss)	(1.33)	(6.14)	(.75)	9.18
Total from investment operations	(1.48)	(6.34)	(.96)	9.01
Distributions from net investment income	-	(1.21)	(.03)	-
Distributions in excess of net investment income	-	-	(.08)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.21)	(.33)	-
Net asset value, end of period	$ 8.69	$ 10.17	$ 17.72	$ 19.01
Total Return B, C, D	(14.55)%	(38.16)%	(5.29)%	90.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.45%	2.25%	1.71%	2.63% A
Expenses net of voluntary waivers, if any	2.19%	2.25%	1.71%	2.27% A
Expenses net of all reductions	2.18%	2.21%	1.69%	2.26% A
Net investment income (loss)	(1.52)%	(1.48)%	(1.03)%	(1.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,731	$ 10,363	$ 29,840	$ 25,682
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 17.55	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.20)	(.26)	(.32)	(.23)
Net realized and unrealized gain (loss)	(1.30)	(6.09)	(.74)	9.15
Total from investment operations	(1.50)	(6.35)	(1.06)	8.92
Distributions from net investment income	-	(1.13)	(.03)	-
Distributions in excess of net investment income	-	-	(.06)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.13)	(.31)	-
Net asset value, end of period	$ 8.57	$ 10.07	$ 17.55	$ 18.92
Total Return B, C, D	(14.90)%	(38.44)%	(5.83)%	89.20%
Ratios to Average Net Assets G
Expenses before expense reductions	2.90%	2.74%	2.25%	3.18% A
Expenses net of voluntary waivers, if any	2.69%	2.74%	2.25%	2.78% A
Expenses net of all reductions	2.68%	2.71%	2.23%	2.77% A
Net investment income (loss)	(2.02)%	(1.97)%	(1.57)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,229	$ 13,523	$ 31,334	$ 20,667
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 17.58	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.20)	(.24)	(.31)	(.24)
Net realized and unrealized gain (loss)	(1.32)	(6.10)	(.73)	9.17
Total from investment operations	(1.52)	(6.34)	(1.04)	8.93
Distributions from net investment income	-	(1.11)	(.03)	-
Distributions in excess of net investment income	-	-	(.06)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.11)	(.31)	-
Net asset value, end of period	$ 8.61	$ 10.13	$ 17.58	$ 18.93
Total Return B, C, D	(15.00)%	(38.27)%	(5.72)%	89.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.72%	2.59%	2.16%	3.11% A
Expenses net of voluntary waivers, if any	2.67%	2.59%	2.16%	2.78% A
Expenses net of all reductions	2.67%	2.55%	2.15%	2.76% A
Net investment income (loss)	(2.00)%	(1.81)%	(1.49)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,497	$ 8,170	$ 25,481	$ 22,213
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.25	$ 17.88	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.10)	(.09)	(.10)
Net realized and unrealized gain (loss)	(1.35)	(6.16)	(.77)	9.19
Total from investment operations	(1.43)	(6.26)	(.86)	9.09
Distributions from net investment income	-	(1.37)	(.04)	-
Distributions in excess of net investment income	-	-	(.09)	-
Distributions from net realized gain	-	-	(.22)	-
Total distributions	-	(1.37)	(.35)	-
Net asset value, end of period	$ 8.82	$ 10.25	$ 17.88	$ 19.09
Total Return B, C	(13.95)%	(37.64)%	(4.75)%	90.90%
Ratios to Average Net Assets F
Expenses before expense reductions	1.52%	1.48%	1.13%	2.15% A
Expenses net of voluntary waivers, if any	1.51%	1.48%	1.13%	1.77% A
Expenses net of all reductions	1.51%	1.44%	1.11%	1.76% A
Net investment income (loss)	(.84)%	(.70)%	(.45)%	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,612	$ 795	$ 2,746	$ 2,986
Portfolio turnover rate	128%	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 1,553,214
Unrealized depreciation	(6,051,847)
Net unrealized appreciation (depreciation)	(4,498,633)
Capital loss carryforward	(31,490,729)
Total Distributable earnings	$ (35,989,362)
Cost for federal income tax purposes	$ 37,965,309

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 9,623	$ 25
Class T	.25%	.25%	47,636	-
Class B	.75%	.25%	123,382	92,549
Class C	.75%	.25%	78,955	5,761
			$ 259,596	$ 98,335

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 11,017	$ 6,740
Class T	15,361	3,410
Class B*	55,542	55,542
Class C*	4,329	4,329
	$ 86,249	$ 70,021

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 22,259.58
Class T	62,361.65
Class B	74,726.61
Class C	33,228.42
Institutional Class	13,347.22
	$ 205,921

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $45,923 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%-*1.75%	$ 7,206
Class T	2.25%-*2.00%	25,427
Class B	2.75%-*2.50%	26,955
Class C	2.75%-*2.50%	3,966
Institutional Class	1.75%-*1.50%	636
		$ 64,190

* Expense limitation in effect at period-end.

Annual Report

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction.

Directed Brokerage
	Distribution Expense Reduction	Other Expense Reduction
Fund Level	$	$ 1,061
Class A	-
Class T	-

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ -	$ 1,141,481
Class T	-	1,911,044
Class B	-	1,937,149
Class C	-	1,578,383
Institutional Class	-	199,190
Total	$ -	$ 6,767,247

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2002	Year ended October 31, 2001
Class A
Shares sold	826,406	2,200,331	$ 8,388,540	$ 28,533,320
Reinvestment of distributions	-	50,101	-	779,564
Shares redeemed	(852,350)	(2,887,127)	(8,637,459)	(38,264,795)
Net increase (decrease)	(25,944)	(636,695)	$ (248,919)	$ (8,951,911)
Class T
Shares sold	449,295	790,087	$ 4,577,112	$ 10,239,140
Reinvestment of distributions	-	107,190	-	1,672,163
Shares redeemed	(578,673)	(1,562,822)	(5,722,371)	(20,887,055)
Net increase (decrease)	(129,378)	(665,545)	$ (1,145,259)	$ (8,975,752)
Class B
Shares sold	348,625	147,387	$ 3,492,332	$ 2,025,153
Reinvestment of distributions	-	98,313	-	1,524,831
Shares redeemed	(496,772)	(689,130)	(4,768,111)	(9,205,078)
Net increase (decrease)	(148,147)	(443,430)	$ (1,275,779)	$ (5,655,094)
Class C
Shares sold	584,055	571,471	$ 5,899,035	$ 7,140,286
Reinvestment of distributions	-	64,549	-	1,005,033
Shares redeemed	(636,330)	(1,278,875)	(6,259,305)	(16,436,394)
Net increase (decrease)	(52,275)	(642,855)	$ (360,270)	$ (8,291,075)
Institutional Class
Shares sold	2,143,103	347,644	$ 22,491,520	$ 4,386,620
Reinvestment of distributions	-	4,209	-	65,701
Shares redeemed	(1,584,195)	(427,819)	(16,856,752)	(5,486,585)
Net increase (decrease)	558,908	(75,966)	$ 5,634,768	$ (1,034,264)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Japan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Japan. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Japan. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Japan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Japan. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Japan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AJAFI-ANN-1202 158362
1.728718.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Korea Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on July 3, 2000. Class A's 12b-1 fee may range over time between 0.25% and 0.35%, as an amount of brokerage commissions equivalent to up to 0.10% of the class's average net assets may be used to promote the sale of class shares. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity® Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	35.07%	86.98%	-31.91%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	27.31%	76.23%	-35.82%
KOSPI	32.37%	12.87%	-58.67%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a*

* Not available

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Korea Fund - Class A
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	35.07%	13.33%	-4.69%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	27.31%	12.00%	-5.39%
KOSPI	32.37%	2.45%	-10.46%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a*

* Not available

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class A on October 31, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. The chart shows the value of your investment would have grown, and also shows how the Korea Composite Stock Price Index did over the same period.

Annual Report

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Korea Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on July 3, 2000. Class T's 12b-1 fee may range over time between 0.50% and 0.60%, as an amount of brokerage commissions equivalent to up to 0.10% of the class's average net assets may be used to promote the sale of class shares. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares' total expenses had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	34.78%	85.74%	-32.36%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	30.07%	79.24%	-34.72%
KOSPI	32.37%	12.87%	-58.67%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a*

* Not available

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Korea Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	34.78%	13.18%	-4.77%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	30.07%	12.38%	-5.19%
KOSPI	32.37%	2.45%	-10.46%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a*

* Not available

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class T on October 31, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Korea Composite Stock Price Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Korea Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 2000. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	34.14%	83.47%	-33.18%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	29.14%	81.47%	-33.18%
KOSPI	32.37%	12.87%	-58.67%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a*

* Not available

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Korea Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	34.14%	12.91%	-4.92%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	29.14%	12.66%	-4.92%
KOSPI	32.37%	2.45%	-10.46%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a*

* Not available

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class B on October 31, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Korea Composite Stock Price Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Korea Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on July 3, 2000. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	34.29%	83.68%	-33.11%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	33.29%	83.68%	-33.11%
KOSPI	32.37%	12.87%	-58.67%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a*

* Not available

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Korea Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	34.29%	12.93%	-4.90%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	33.29%	12.93%	-4.90%
KOSPI	32.37%	2.45%	-10.46%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a*

* Not available

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class C on October 31, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Korea Composite Stock Price Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Agus Tandiono, Portfolio Manager of Fidelity Advisor Korea Fund

Q. How did the fund perform, Agus?

A. It did well. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 35.07%, 34.78%, 34.14% and 34.29%, respectively. The Korea Composite Stock Price Index (KOSPI) returned 32.37%, while the Lipper Inc. Pacific region ex-Japan funds average gained 11.09%.

A. It did well. For the 12 months ending October 31, 2002, the fund's Institutional Class shares returned 35.57%. The Korea Composite Stock Price Index (KOSPI) returned 32.37%, while the Lipper Inc. Pacific region ex-Japan funds average gained 11.09%.

Q. What factors influenced the fund's strong performance?

A. In retrospect, I believe that the market peaked in the spring partly because the World Cup soccer competition was hosted by Japan and South Korea, and investors anticipated a spike in revenues and earnings for companies in the travel and hospitality industries, as well as those making consumer items such as beer and souvenirs. Another factor influencing the fund and the overall market was the upcoming presidential election in December 2002. Responding to criticism from rival candidates, the incumbent administration intervened on several fronts. For example, people complained about excessive consumer debt and credit card usage, so the government asked banks to restrict credit card issuance and to increase their provisioning for bad loans. These actions helped to drive down the share prices of financial stocks in the final months of the period. The government also lowered cellular phone tariffs and banned subsidies for cellular phone sales, which hurt stocks such as Samsung Electronics in the final months of the period. Despite these challenges, however, the fund managed to finish ahead of its benchmark. One positive factor was my overweighting of Samsung Electronics, which turned in a strong performance for the period overall. Versus the Lipper average, the fund benefited from the outperformance of Korean stocks compared with those of other countries in the region.

Q. Samsung Electronics was 23.5% of net assets at the end of the period. What did you like about the stock?

A. In my view, it remained one of the best Korean companies, with visionary management, great franchises and excellent execution. For example, despite the Korean government's actions on tariffs and subsidies, Samsung remained a strong and globally competitive player in the cellular handset market. The company's other two businesses are flat-screen monitors and DRAM - a type of computer memory. Earnings in the monitor business softened along with monitor prices, but Samsung continued to have one of the most cost-efficient monitor operations in the world and managed to offset some of its loss of pricing power with an increase in volume. In the DRAM market, prices dropped precipitously, but Samsung was protected to some extent by its focus on higher-margin specialty products for such markets as digital cameras and camcorders.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Where did you increase or decrease the fund's exposure during the period?

A. I increased the fund's exposure to financials - mainly through small regional banks - because I saw a lot of attractive growth opportunities there. Conversely, I reduced my position in a number of smaller technology stocks - mostly manufacturers of components for the personal computer market - due to the protracted worldwide slowdown in demand for PCs. I also increased our holdings of domestic companies such as Korea Electric Power. With its profits denominated in Korean currency and debt in U.S. dollars, the company stands to benefit when the dollar loses significant ground against Korea's currency, the won, as it did during the second half of the period.

Q. What else helped performance?

A. Samsung Electro-Mechanics, a subsidiary of Samsung Electronics, made a positive contribution. The company makes resistors and other electrical components for a variety of industries. Most of the gains came early in the period, when investors aggressively bought Korean stocks in response to the country's robust domestic growth and the expected firming in the demand for Korean exports. I reduced my position in this stock and a number of other, smaller Samsung Electronics subsidiaries due to the sluggish demand for personal computers I mentioned earlier. Kookmin Bank also did well, boosted by strong investor interest following the company's merger with Housing & Commercial Bank. Meanwhile, retailer Shinsegae - which I subsequently sold - benefited from robust consumer buying associated with strong consumer sentiment and the World Cup games.

Q. What about detractors?

A. Kia Motors, an auto manufacturer, was the fund's largest detractor. Much of Kia's revenues come from exports to other countries. A strengthening Korean currency, particularly from April to July, reduced the profits available from export sales once funds were repatriated to Korea. Venture capital stock KTBnetwork suffered when the KOSDAQ - the technology-heavy Korean equivalent of the U.S. NASDAQ market - declined sharply in the second half of the period, thereby forcing KTB to delay a number of planned IPOs for its venture investments. Finally, Kookmin Credit, a provider of credit cards, underperformed due to the Korean government's attempt to restrain credit card debt.

Q. What's your outlook, Agus?

A. I'm actually quite positive on South Korean stocks. At the end of the period, the market as a whole was trading at approximately five to six times earnings - very cheap by historical standards. Corporate restructuring is becoming increasingly widespread, and the domestic economy continues to grow at a healthy pace, although it appears to be slowing. Like many Pacific Basin countries, Korea depends a lot on exports, so I will be watching the U.S. and Europe to see how those regions fare over the next year or so. Meanwhile, I will try to emphasize companies with coherent business models and the ability to grow market share and profits in a variety of economic environments.

Annual Report

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by normally investing at least 80% of assets in securities of Korean issuers and other investments that are tied economically to Korea

Start date: October 31, 1994 (Closed-End Fund)

Size: as of October 31, 2002, more than $18 million

Manager: Agus Tandiono, since March 2002; joined Fidelity in 1995

3

Agus Tandiono on Korean financial stocks:

"Solid loan growth due to the strong domestic economy is one reason I like financial stocks. Additionally, the sector is undergoing consolidation, which provides additional opportunities for investors. At the moment, there is a dual banking system in Korea - some banks are owned by the government, others are privately run. Not surprisingly, the privately run banks are more profitable. Lately, however, the government has tended to privatize the banks it operates, which often become takeover targets or try to buy other banks to improve their competitive positioning. So merger and acquisition activity in this sector could be strong for some time.

"Financial stocks pulled back sharply late in the period because the government was criticized for allowing credit card debt to grow too fast. In response, it asked banks to set aside more funds for bad loans and to tighten credit card eligibility, both of which can limit short-term profit and loan growth. However, I see this as strictly a short-term influence. National elections occur every five years in Korea, and politicians here are very sensitive to pre-election pressures. Once the election is over, I expect the government to revert to business-friendly policies while moving ahead with much-needed, market-friendly reforms."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	23.5	21.0
KT Corp.	7.6	7.4
Kookmin Bank	7.0	7.0
SK Telecom Co. Ltd.	5.9	7.6
Chohung Bank Co. Ltd.	4.4	0.0
Shinhan Financial Group Co. Ltd.	4.4	4.5
Korea Electric Power Corp.	4.0	2.8
Hyundai Motor Co. Ltd.	3.5	3.6
Kia Motors Corp.	3.4	2.2
Hana Bank	3.4	1.6
	67.1
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.2	28.2
Financials	27.9	20.4
Telecommunication Services	14.0	15.7
Consumer Discretionary	9.4	14.7
Utilities	4.0	2.8
Materials	3.8	5.8
Industrials	3.6	4.5
Consumer Staples	3.0	0.8
Energy	0.8	2.2
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 95.7%	Stocks 95.1%
Short-Term Investments and Net Other Assets 4.3%	Short-Term Investments and Net Other Assets 4.9%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 1.9%
Hyundai Mobis	16,000	$ 357,516
Automobiles - 6.9%
Hyundai Motor Co. Ltd.	26,000	657,434
Kia Motors Corp. (a)	90,000	646,323
		1,303,757
Household Durables - 0.6%
Humax Co. Ltd.	8,000	118,954
TOTAL CONSUMER DISCRETIONARY		1,780,227
CONSUMER STAPLES - 3.0%
Beverages - 2.0%
Lotte Chilsung Beverage Co. Ltd.	800	381,699
Food Products - 1.0%
Lotte Confectionery Co. Ltd.	468	186,206
TOTAL CONSUMER STAPLES		567,905
ENERGY - 0.8%
Oil & Gas - 0.8%
SK Corp.	13,000	146,038
FINANCIALS - 27.9%
Banks - 21.0%
Chohung Bank Co. Ltd. (a)	220,000	840,277
Hana Bank	50,000	637,255
Kookmin Bank	40,000	1,326,797
Pusan Bank (a)	50,000	194,036
Shinhan Financial Group Co. Ltd.	80,000	839,869
Woori Finance Holdings Co. Ltd.	42,000	141,716
		3,979,950
Diversified Financials - 3.8%
Daishin Securities Co. Ltd.	10,900	146,936
Kookmin Credit Card Co. Ltd.	9,000	194,485
KTBnetwork Co. Ltd.	90,000	191,544
Samsung Securities Co. Ltd. (a)	7,000	181,005
		713,970
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 3.1%
LG Insurance Co. Ltd.	33,000	$ 106,495
Samsung Fire & Marine Insurance Co. Ltd.	8,000	483,660
		590,155
TOTAL FINANCIALS		5,284,075
INDUSTRIALS - 3.6%
Construction & Engineering - 0.8%
Daelim Industrial Co.	13,210	150,015
Machinery - 1.6%
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	57,100	304,160
Marine - 1.2%
Hanjin Shipping Co. Ltd.	50,800	229,098
TOTAL INDUSTRIALS		683,273
INFORMATION TECHNOLOGY - 29.2%
Computers & Peripherals - 2.1%
You Eal Electronics Co. Ltd.	21,585	405,600
Electronic Equipment & Instruments - 3.6%
Samsung Electro-Mechanics Co. Ltd.	10,000	378,676
Samsung SDI Co. Ltd.	5,000	309,232
		687,908
Semiconductor Equipment & Products - 23.5%
Samsung Electronics Co. Ltd.	15,750	4,439,336
TOTAL INFORMATION TECHNOLOGY		5,532,844
MATERIALS - 3.8%
Metals & Mining - 3.0%
POSCO	6,000	561,274
Paper & Forest Products - 0.8%
Hansol Paper Co. Ltd. (a)	30,200	152,480
TOTAL MATERIALS		713,754
TELECOMMUNICATION SERVICES - 14.0%
Diversified Telecommunication Services - 7.6%
KT Corp.	35,000	1,438,316
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 6.4%
KT Freetel Co. Ltd. (a)	4,000	$ 99,020
SK Telecom Co. Ltd.	6,000	1,102,941
		1,201,961
TOTAL TELECOMMUNICATION SERVICES		2,640,277
UTILITIES - 4.0%
Electric Utilities - 4.0%
Korea Electric Power Corp.	50,000	753,676
TOTAL COMMON STOCKS (Cost $11,810,676)		18,102,069
Nonconvertible Bonds - 0.0%
Principal Amount
FINANCIALS - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/2/48 (Cost $4,298)	KRW	64,930,000	90
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 1.83% (b) (Cost $725,400)	725,400	725,400
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $12,540,374)		18,827,559
NET OTHER ASSETS - 0.4%		81,065
NET ASSETS - 100%		$ 18,908,624
Currency Abbreviations
KRW	-	Korean won
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,384,232 and $11,544,458, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $161 for the period.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $17,309,000 of which $3,680,000, $12,115,000, and $1,514,000 will expire on October 31, 2005, 2006, and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $12,540,374) - See accompanying schedule		$ 18,827,559
Receivable for investments sold		162,262
Receivable for fund shares sold		43,344
Interest receivable		1,427
Receivable from investment adviser for expense reductions		8,527
Total assets		19,043,119

Liabilities
Payable for fund shares redeemed	$ 35,982
Accrued management fee	12,578
Distribution fees payable	5,595
Other payables and accrued expenses	80,340
Total liabilities		134,495

Net Assets		$ 18,908,624
Net Assets consist of:
Paid in capital		$ 29,968,279
Undistributed net investment income		1,030
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,348,809)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,288,124
Net Assets		$ 18,908,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,946,166 ÷ 1,319,458 shares)	$ 9.05

Maximum offering price per share (100/94.25 of $9.05)	$ 9.60
Class T: Net Asset Value and redemption price per share ($2,718,150 ÷ 302,436 shares)	$ 8.99

Maximum offering price per share (100/96.50 of $8.99)	$ 9.32
Class B: Net Asset Value and offering price per share ($1,313,461 ÷ 147,873 shares) A	$ 8.88

Class C: Net Asset Value and offering price per share ($804,014 ÷ 90,434 shares) A	$ 8.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,126,833 ÷ 233,589 shares)	$ 9.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 221,619
Interest		11,827
		233,446
Less foreign taxes withheld		(37,942)
Total income		195,504

Expenses
Management fee	$ 169,284
Transfer agent fees	70,124
Distribution fees	74,017
Accounting fees and expenses	62,383
Non-interested trustees' compensation	69
Custodian fees and expenses	31,863
Registration fees	61,490
Audit	67,871
Legal	751
Miscellaneous	1,966
Total expenses before reductions	539,818
Expense reductions	(95,675)	444,143
Net investment income (loss)		(248,639)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,133,396
Foreign currency transactions	(71,206)
Total net realized gain (loss)		4,062,190
Change in net unrealized appreciation (depreciation) on: Investment securities	576,441
Assets and liabilities in foreign currencies	939
Total change in net unrealized appreciation (depreciation)		577,380
Net gain (loss)		4,639,570
Net increase (decrease) in net assets resulting from operations		$ 4,390,931

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (248,639)	$ (9,866)
Net realized gain (loss)	4,062,190	(855,304)
Change in net unrealized appreciation (depreciation)	577,380	(361,191)
Net increase (decrease) in net assets resulting from operations	4,390,931	(1,226,361)
Share transactions - net increase (decrease)	1,965,578	(6,228,993)
Redemption fees	-	31,777
Total increase (decrease) in net assets	6,356,509	(7,423,577)

Net Assets
Beginning of period	12,552,115	19,975,692
End of period (including undistributed net investment income of $1,030 and $0, respectively)	$ 18,908,624	$ 12,552,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Years ended October 31,		One month ended October 31,	Years ended September 30,
	2002	2001	2000	2000G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.70	$ 7.38	$ 8.99	$ 10.78	$ 3.67	$ 7.26
Income from Investment Operations
Net investment income (loss)E	(.11)	-	(.01)	(.09)	(.04)	(.05)
Net realized and unrealized gain (loss)	2.46	(.69)	(1.62)	(1.97)	7.15	(3.54)
Total from investment operations	2.35	(.69)	(1.63)	(2.06)	7.11	(3.59)
Redemption fees added to paid in capitalE	-	.01	.02	.27	-	-
Net asset value, end of period	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78I	$ 3.67
Total ReturnB,C,D	35.07%	(9.21)%	(17.91)%	(16.60)%	193.73%	(49.45)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.48%	3.31%	2.31%A	1.97%	1.75%	2.32%
Expenses net of voluntary waivers, if any	2.08%	2.10%	2.10%A	1.91%	1.75%	2.32%
Expenses net of all reductions	2.06%	2.08%	2.10%A	1.89%	1.61%H	2.30%
Net investment income (loss)	(1.10)%	(.04)%	(1.71)%A	(.73)%	(.42)%	(1.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,946	$ 11,747	$ 19,279	$ 25,017	$ 60,601	$ 22,915
Portfolio turnover rate	60%	36%	121%A	39%	58%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Prior to July 3, 2000 the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares.

H Includes reimbursement of $.01 per share from the custodian for an adjustment to prior period's fees.

I The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.14)	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	2.46	(.69)	(1.62)H	(3.87)H
Total from investment operations	2.32	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capitalE	-	. 01	.01H	.31H
Net asset value, end of period	$ 8.99	$ 6.67	$ 7.37	$ 8.99
Total ReturnB,C,D	34.78%	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.02%	4.22%	2.50%A	2.55%A
Expenses net of voluntary waivers, if any	2.33%	2.35%	2.35%A	2.35%A
Expenses net of all reductions	2.31%	2.33%	2.35%A	2.32%A
Net investment income (loss)	(1.35)%	(.29)%	(1.96)%A	(1.16)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,718	$ 343	$ 473	$ 108
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.19)	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	2.45	(.69)	(1.62)H	(3.89)H
Total from investment operations	2.26	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	-	.02H	.33H
Net asset value, end of period	$ 8.88	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	34.14%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.48%	4.66%	2.96%A	3.03%A
Expenses net of voluntary waivers, if any	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.81%	2.83%	2.85%A	2.83%A
Net investment income (loss)	(1.85)%	(.79)%	(2.45)%A	(1.67)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,313	$ 282	$ 83	$ 80
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.19)	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	2.46	(.69)	(1.62)H	(3.89)H
Total from investment operations	2.27	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	.01	.02H	.33H
Net asset value, end of period	$ 8.89	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	34.29%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.35%	4.41%	2.91%A	3.01%A
Expenses net of voluntary waivers, if any	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.81%	2.83%	2.85%A	2.82%A
Net investment income (loss)	(1.85)%	(.79)%	(2.46)%A	(1.66)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 804	$ 127	$ 82	$ 90
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.72	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)D	(.08)	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	2.47	(.69)	(1.63)G	(3.67)G
Total from investment operations	2.39	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capitalD	-	.01	.04G	.09G
Net asset value, end of period	$ 9.11	$ 6.72	$ 7.39	$ 8.99
Total ReturnB,C	35.57%	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.22%	3.08%	1.77%A	2.54%A
Expenses net of voluntary waivers, if any	1.81%	1.85%	1.77%A	1.85%A
Expenses net of all reductions	1.80%	1.83%	1.77%A	1.84%A
Net investment income (loss)	(.84)%	.21%	(1.38)%A	(.68)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,127	$ 53	$ 59	$ 71
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 7,888,647	|
Unrealized depreciation	(1,639,469)
Net unrealized appreciation (depreciation)	6,249,178
Capital loss carryforward	(17,308,836)
Total Distributable earnings	$ (11,059,658)
Cost for federal income tax purposes	$ 12,578,381

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 37,895	$ 11,471	$ -
Class T	.25%	.25%	10,768	30	-
Class B	.75%	.25%	10,983	8,361	-
Class C	.75%	.25%	14,371	8,941	-
			$ 74,017	$ 28,803	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 15,859	$ 6,370
Class T	8,520	1,575
Class B	3,856	3,856*
Class C	5,497	5,497*
	$ 33,732	$ 17,298

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 43,711.29
Class T	12,687.58
Class B	6,137.55
Class C	6,118.42
Institutional Class	1,471.28
	$ 70,124

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,746 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.10% - *2.00%	$ 60,947
Class T	2.35% - *2.25%	15,049
Class B	2.85% - *2.75%	7,270
Class C	2.85% - *2.75%	7,624
Institutional Class	1.85% - *1.75%	2,158
		$ 93,048

* Expense limitation in effect at period-end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other

Annual Report

6. Expense Reductions - continued

Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 2,627
Class A	-	-
Class T	-	-

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2001	Year ended October 31, 2002
Class A
Shares sold	503,075	586,238	$ 5,160,102	$ 4,362,176
Shares redeemed	(937,603)	(1,444,190)	(9,464,840)	(10,818,280)
Net increase (decrease)	(434,528)	(857,952)	$ (4,304,738)	$ (6,456,104)
Class T
Shares sold	552,081	331,181	$ 5,487,903	$ 2,369,681
Shares redeemed	(301,065)	(343,960)	(3,081,636)	(2,446,860)
Net increase (decrease)	251,016	(12,779)	$ 2,406,267	$ (77,179)
Class B
Shares sold	214,610	87,304	$ 2,265,960	$ 635,903
Shares redeemed	(109,289)	(56,049)	(1,066,238)	(401,198)
Net increase (decrease)	105,321	31,255	$ 1,199,722	$ 234,705
Class C
Shares sold	360,034	12,876	$ 3,540,761	$ 98,253
Shares redeemed	(288,759)	(4,857)	(2,784,028)	(35,250)
Net increase (decrease)	71,275	8,019	$ 756,733	$ 63,003
Institutional Class
Shares sold	868,246	17,942	$ 8,515,527	$ 137,067
Shares redeemed	(642,607)	(17,942)	(6,607,933)	(130,485)
Net increase (decrease)	225,639	-	$ 1,907,594	$ 6,582

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Korea (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities
Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Korea. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Korea. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Korea. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Korea. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Korea. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AKOR-ANN-1202 158238
1.748533.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Korea Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 2000. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity® Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	35.57%	88.22%	-31.45%
KOSPI	32.37%	12.87%	-58.67%
Pacific Region ex Japan Funds Average	11.09%	-7.99%	n/a*

* Not available

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Korea Fund - Institutional Class
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	35.57%	13.48%	-4.61%
KOSPI	32.37%	2.45%	-10.46%
Pacific Region ex Japan Funds Average	11.09%	-2.35%	n/a*

* Not available

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Institutional Class on October 31, 1994, when the Closed-End Fund started. The chart shows how the value of your investment would have grown, and also shows how the Korea Composite Stock Price Index did over the same period.

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3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

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Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Agus Tandiono, Portfolio Manager of Fidelity Advisor Korea Fund

Q. How did the fund perform, Agus?

A. It did well. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 35.07%, 34.78%, 34.14% and 34.29%, respectively. The Korea Composite Stock Price Index (KOSPI) returned 32.37%, while the Lipper Inc. Pacific region ex-Japan funds average gained 11.09%.

A. It did well. For the 12 months ending October 31, 2002, the fund's Institutional Class shares returned 35.57%. The Korea Composite Stock Price Index (KOSPI) returned 32.37%, while the Lipper Inc. Pacific region ex-Japan funds average gained 11.09%.

Q. What factors influenced the fund's strong performance?

A. In retrospect, I believe that the market peaked in the spring partly because the World Cup soccer competition was hosted by Japan and South Korea, and investors anticipated a spike in revenues and earnings for companies in the travel and hospitality industries, as well as those making consumer items such as beer and souvenirs. Another factor influencing the fund and the overall market was the upcoming presidential election in December 2002. Responding to criticism from rival candidates, the incumbent administration intervened on several fronts. For example, people complained about excessive consumer debt and credit card usage, so the government asked banks to restrict credit card issuance and to increase their provisioning for bad loans. These actions helped to drive down the share prices of financial stocks in the final months of the period. The government also lowered cellular phone tariffs and banned subsidies for cellular phone sales, which hurt stocks such as Samsung Electronics in the final months of the period. Despite these challenges, however, the fund managed to finish ahead of its benchmark. One positive factor was my overweighting of Samsung Electronics, which turned in a strong performance for the period overall. Versus the Lipper average, the fund benefited from the outperformance of Korean stocks compared with those of other countries in the region.

Q. Samsung Electronics was 23.5% of net assets at the end of the period. What did you like about the stock?

A. In my view, it remained one of the best Korean companies, with visionary management, great franchises and excellent execution. For example, despite the Korean government's actions on tariffs and subsidies, Samsung remained a strong and globally competitive player in the cellular handset market. The company's other two businesses are flat-screen monitors and DRAM - a type of computer memory. Earnings in the monitor business softened along with monitor prices, but Samsung continued to have one of the most cost-efficient monitor operations in the world and managed to offset some of its loss of pricing power with an increase in volume. In the DRAM market, prices dropped precipitously, but Samsung was protected to some extent by its focus on higher-margin specialty products for such markets as digital cameras and camcorders.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Where did you increase or decrease the fund's exposure during the period?

A. I increased the fund's exposure to financials - mainly through small regional banks - because I saw a lot of attractive growth opportunities there. Conversely, I reduced my position in a number of smaller technology stocks - mostly manufacturers of components for the personal computer market - due to the protracted worldwide slowdown in demand for PCs. I also increased our holdings of domestic companies such as Korea Electric Power. With its profits denominated in Korean currency and debt in U.S. dollars, the company stands to benefit when the dollar loses significant ground against Korea's currency, the won, as it did during the second half of the period.

Q. What else helped performance?

A. Samsung Electro-Mechanics, a subsidiary of Samsung Electronics, made a positive contribution. The company makes resistors and other electrical components for a variety of industries. Most of the gains came early in the period, when investors aggressively bought Korean stocks in response to the country's robust domestic growth and the expected firming in the demand for Korean exports. I reduced my position in this stock and a number of other, smaller Samsung Electronics subsidiaries due to the sluggish demand for personal computers I mentioned earlier. Kookmin Bank also did well, boosted by strong investor interest following the company's merger with Housing & Commercial Bank. Meanwhile, retailer Shinsegae - which I subsequently sold - benefited from robust consumer buying associated with strong consumer sentiment and the World Cup games.

Q. What about detractors?

A. Kia Motors, an auto manufacturer, was the fund's largest detractor. Much of Kia's revenues come from exports to other countries. A strengthening Korean currency, particularly from April to July, reduced the profits available from export sales once funds were repatriated to Korea. Venture capital stock KTBnetwork suffered when the KOSDAQ - the technology-heavy Korean equivalent of the U.S. NASDAQ market - declined sharply in the second half of the period, thereby forcing KTB to delay a number of planned IPOs for its venture investments. Finally, Kookmin Credit, a provider of credit cards, underperformed due to the Korean government's attempt to restrain credit card debt.

Q. What's your outlook, Agus?

A. I'm actually quite positive on South Korean stocks. At the end of the period, the market as a whole was trading at approximately five to six times earnings - very cheap by historical standards. Corporate restructuring is becoming increasingly widespread, and the domestic economy continues to grow at a healthy pace, although it appears to be slowing. Like many Pacific Basin countries, Korea depends a lot on exports, so I will be watching the U.S. and Europe to see how those regions fare over the next year or so. Meanwhile, I will try to emphasize companies with coherent business models and the ability to grow market share and profits in a variety of economic environments.

Annual Report

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by normally investing at least 80% of assets in securities of Korean issuers and other investments that are tied economically to Korea

Start date: October 31, 1994 (Closed-End Fund)

Size: as of October 31, 2002, more than $18 million

Manager: Agus Tandiono, since March 2002; joined Fidelity in 1995

3

Agus Tandiono on Korean financial stocks:

"Solid loan growth due to the strong domestic economy is one reason I like financial stocks. Additionally, the sector is undergoing consolidation, which provides additional opportunities for investors. At the moment, there is a dual banking system in Korea - some banks are owned by the government, others are privately run. Not surprisingly, the privately run banks are more profitable. Lately, however, the government has tended to privatize the banks it operates, which often become takeover targets or try to buy other banks to improve their competitive positioning. So merger and acquisition activity in this sector could be strong for some time.

"Financial stocks pulled back sharply late in the period because the government was criticized for allowing credit card debt to grow too fast. In response, it asked banks to set aside more funds for bad loans and to tighten credit card eligibility, both of which can limit short-term profit and loan growth. However, I see this as strictly a short-term influence. National elections occur every five years in Korea, and politicians here are very sensitive to pre-election pressures. Once the election is over, I expect the government to revert to business-friendly policies while moving ahead with much-needed, market-friendly reforms."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	23.5	21.0
KT Corp.	7.6	7.4
Kookmin Bank	7.0	7.0
SK Telecom Co. Ltd.	5.9	7.6
Chohung Bank Co. Ltd.	4.4	0.0
Shinhan Financial Group Co. Ltd.	4.4	4.5
Korea Electric Power Corp.	4.0	2.8
Hyundai Motor Co. Ltd.	3.5	3.6
Kia Motors Corp.	3.4	2.2
Hana Bank	3.4	1.6
	67.1
Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.2	28.2
Financials	27.9	20.4
Telecommunication Services	14.0	15.7
Consumer Discretionary	9.4	14.7
Utilities	4.0	2.8
Materials	3.8	5.8
Industrials	3.6	4.5
Consumer Staples	3.0	0.8
Energy	0.8	2.2
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 95.7%	Stocks 95.1%
Short-Term Investments and Net Other Assets 4.3%	Short-Term Investments and Net Other Assets 4.9%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 1.9%
Hyundai Mobis	16,000	$ 357,516
Automobiles - 6.9%
Hyundai Motor Co. Ltd.	26,000	657,434
Kia Motors Corp. (a)	90,000	646,323
		1,303,757
Household Durables - 0.6%
Humax Co. Ltd.	8,000	118,954
TOTAL CONSUMER DISCRETIONARY		1,780,227
CONSUMER STAPLES - 3.0%
Beverages - 2.0%
Lotte Chilsung Beverage Co. Ltd.	800	381,699
Food Products - 1.0%
Lotte Confectionery Co. Ltd.	468	186,206
TOTAL CONSUMER STAPLES		567,905
ENERGY - 0.8%
Oil & Gas - 0.8%
SK Corp.	13,000	146,038
FINANCIALS - 27.9%
Banks - 21.0%
Chohung Bank Co. Ltd. (a)	220,000	840,277
Hana Bank	50,000	637,255
Kookmin Bank	40,000	1,326,797
Pusan Bank (a)	50,000	194,036
Shinhan Financial Group Co. Ltd.	80,000	839,869
Woori Finance Holdings Co. Ltd.	42,000	141,716
		3,979,950
Diversified Financials - 3.8%
Daishin Securities Co. Ltd.	10,900	146,936
Kookmin Credit Card Co. Ltd.	9,000	194,485
KTBnetwork Co. Ltd.	90,000	191,544
Samsung Securities Co. Ltd. (a)	7,000	181,005
		713,970
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 3.1%
LG Insurance Co. Ltd.	33,000	$ 106,495
Samsung Fire & Marine Insurance Co. Ltd.	8,000	483,660
		590,155
TOTAL FINANCIALS		5,284,075
INDUSTRIALS - 3.6%
Construction & Engineering - 0.8%
Daelim Industrial Co.	13,210	150,015
Machinery - 1.6%
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	57,100	304,160
Marine - 1.2%
Hanjin Shipping Co. Ltd.	50,800	229,098
TOTAL INDUSTRIALS		683,273
INFORMATION TECHNOLOGY - 29.2%
Computers & Peripherals - 2.1%
You Eal Electronics Co. Ltd.	21,585	405,600
Electronic Equipment & Instruments - 3.6%
Samsung Electro-Mechanics Co. Ltd.	10,000	378,676
Samsung SDI Co. Ltd.	5,000	309,232
		687,908
Semiconductor Equipment & Products - 23.5%
Samsung Electronics Co. Ltd.	15,750	4,439,336
TOTAL INFORMATION TECHNOLOGY		5,532,844
MATERIALS - 3.8%
Metals & Mining - 3.0%
POSCO	6,000	561,274
Paper & Forest Products - 0.8%
Hansol Paper Co. Ltd. (a)	30,200	152,480
TOTAL MATERIALS		713,754
TELECOMMUNICATION SERVICES - 14.0%
Diversified Telecommunication Services - 7.6%
KT Corp.	35,000	1,438,316
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 6.4%
KT Freetel Co. Ltd. (a)	4,000	$ 99,020
SK Telecom Co. Ltd.	6,000	1,102,941
		1,201,961
TOTAL TELECOMMUNICATION SERVICES		2,640,277
UTILITIES - 4.0%
Electric Utilities - 4.0%
Korea Electric Power Corp.	50,000	753,676
TOTAL COMMON STOCKS (Cost $11,810,676)		18,102,069
Nonconvertible Bonds - 0.0%
Principal Amount
FINANCIALS - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/2/48 (Cost $4,298)	KRW	64,930,000	90
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 1.83% (b) (Cost $725,400)	725,400	725,400
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $12,540,374)		18,827,559
NET OTHER ASSETS - 0.4%		81,065
NET ASSETS - 100%		$ 18,908,624
Currency Abbreviations
KRW	-	Korean won
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,384,232 and $11,544,458, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $161 for the period.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $17,309,000 of which $3,680,000, $12,115,000, and $1,514,000 will expire on October 31, 2005, 2006, and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $12,540,374) - See accompanying schedule		$ 18,827,559
Receivable for investments sold		162,262
Receivable for fund shares sold		43,344
Interest receivable		1,427
Receivable from investment adviser for expense reductions		8,527
Total assets		19,043,119

Liabilities
Payable for fund shares redeemed	$ 35,982
Accrued management fee	12,578
Distribution fees payable	5,595
Other payables and accrued expenses	80,340
Total liabilities		134,495

Net Assets		$ 18,908,624
Net Assets consist of:
Paid in capital		$ 29,968,279
Undistributed net investment income		1,030
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,348,809)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,288,124
Net Assets		$ 18,908,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,946,166 ÷ 1,319,458 shares)	$ 9.05

Maximum offering price per share (100/94.25 of $9.05)	$ 9.60
Class T: Net Asset Value and redemption price per share ($2,718,150 ÷ 302,436 shares)	$ 8.99

Maximum offering price per share (100/96.50 of $8.99)	$ 9.32
Class B: Net Asset Value and offering price per share ($1,313,461 ÷ 147,873 shares) A	$ 8.88

Class C: Net Asset Value and offering price per share ($804,014 ÷ 90,434 shares) A	$ 8.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,126,833 ÷ 233,589 shares)	$ 9.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 221,619
Interest		11,827
		233,446
Less foreign taxes withheld		(37,942)
Total income		195,504

Expenses
Management fee	$ 169,284
Transfer agent fees	70,124
Distribution fees	74,017
Accounting fees and expenses	62,383
Non-interested trustees' compensation	69
Custodian fees and expenses	31,863
Registration fees	61,490
Audit	67,871
Legal	751
Miscellaneous	1,966
Total expenses before reductions	539,818
Expense reductions	(95,675)	444,143
Net investment income (loss)		(248,639)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,133,396
Foreign currency transactions	(71,206)
Total net realized gain (loss)		4,062,190
Change in net unrealized appreciation (depreciation) on: Investment securities	576,441
Assets and liabilities in foreign currencies	939
Total change in net unrealized appreciation (depreciation)		577,380
Net gain (loss)		4,639,570
Net increase (decrease) in net assets resulting from operations		$ 4,390,931
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (248,639)	$ (9,866)
Net realized gain (loss)	4,062,190	(855,304)
Change in net unrealized appreciation (depreciation)	577,380	(361,191)
Net increase (decrease) in net assets resulting from operations	4,390,931	(1,226,361)
Share transactions - net increase (decrease)	1,965,578	(6,228,993)
Redemption fees	-	31,777
Total increase (decrease) in net assets	6,356,509	(7,423,577)

Net Assets
Beginning of period	12,552,115	19,975,692
End of period (including undistributed net investment income of $1,030 and $0, respectively)	$ 18,908,624	$ 12,552,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Years ended October 31,		One month ended October 31,	Years ended September 30,
	2002	2001	2000	2000G	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.70	$ 7.38	$ 8.99	$ 10.78	$ 3.67	$ 7.26
Income from Investment Operations
Net investment income (loss)E	(.11)	-	(.01)	(.09)	(.04)	(.05)
Net realized and unrealized gain (loss)	2.46	(.69)	(1.62)	(1.97)	7.15	(3.54)
Total from investment operations	2.35	(.69)	(1.63)	(2.06)	7.11	(3.59)
Redemption fees added to paid in capitalE	-	.01	.02	.27	-	-
Net asset value, end of period	$ 9.05	$ 6.70	$ 7.38	$ 8.99	$ 10.78I	$ 3.67
Total ReturnB,C,D	35.07%	(9.21)%	(17.91)%	(16.60)%	193.73%	(49.45)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.48%	3.31%	2.31%A	1.97%	1.75%	2.32%
Expenses net of voluntary waivers, if any	2.08%	2.10%	2.10%A	1.91%	1.75%	2.32%
Expenses net of all reductions	2.06%	2.08%	2.10%A	1.89%	1.61%H	2.30%
Net investment income (loss)	(1.10)%	(.04)%	(1.71)%A	(.73)%	(.42)%	(1.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,946	$ 11,747	$ 19,279	$ 25,017	$ 60,601	$ 22,915
Portfolio turnover rate	60%	36%	121%A	39%	58%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Prior to July 3, 2000 the fund operated as a closed-end investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares.

H Includes reimbursement of $.01 per share from the custodian for an adjustment to prior period's fees.

I The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.14)	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	2.46	(.69)	(1.62)H	(3.87)H
Total from investment operations	2.32	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capitalE	-	. 01	.01H	.31H
Net asset value, end of period	$ 8.99	$ 6.67	$ 7.37	$ 8.99
Total ReturnB,C,D	34.78%	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.02%	4.22%	2.50%A	2.55%A
Expenses net of voluntary waivers, if any	2.33%	2.35%	2.35%A	2.35%A
Expenses net of all reductions	2.31%	2.33%	2.35%A	2.32%A
Net investment income (loss)	(1.35)%	(.29)%	(1.96)%A	(1.16)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,718	$ 343	$ 473	$ 108
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.19)	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	2.45	(.69)	(1.62)H	(3.89)H
Total from investment operations	2.26	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	-	.02H	.33H
Net asset value, end of period	$ 8.88	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	34.14%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.48%	4.66%	2.96%A	3.03%A
Expenses net of voluntary waivers, if any	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.81%	2.83%	2.85%A	2.83%A
Net investment income (loss)	(1.85)%	(.79)%	(2.45)%A	(1.67)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,313	$ 282	$ 83	$ 80
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.62	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss)E	(.19)	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	2.46	(.69)	(1.62)H	(3.89)H
Total from investment operations	2.27	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capitalE	-	.01	.02H	.33H
Net asset value, end of period	$ 8.89	$ 6.62	$ 7.36	$ 8.98
Total ReturnB,C,D	34.29%	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.35%	4.41%	2.91%A	3.01%A
Expenses net of voluntary waivers, if any	2.83%	2.85%	2.85%A	2.85%A
Expenses net of all reductions	2.81%	2.83%	2.85%A	2.82%A
Net investment income (loss)	(1.85)%	(.79)%	(2.46)%A	(1.66)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 804	$ 127	$ 82	$ 90
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Years ended October 31,		One month ended October 31,	Year ended September 30,
	2002	2001	2000	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.72	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss)D	(.08)	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	2.47	(.69)	(1.63)G	(3.67)G
Total from investment operations	2.39	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capitalD	-	.01	.04G	.09G
Net asset value, end of period	$ 9.11	$ 6.72	$ 7.39	$ 8.99
Total ReturnB,C	35.57%	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.22%	3.08%	1.77%A	2.54%A
Expenses net of voluntary waivers, if any	1.81%	1.85%	1.77%A	1.85%A
Expenses net of all reductions	1.80%	1.83%	1.77%A	1.84%A
Net investment income (loss)	(.84)%	.21%	(1.38)%A	(.68)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,127	$ 53	$ 59	$ 71
Portfolio turnover rate	60%	36%	121%A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 7,888,647	|
Unrealized depreciation	(1,639,469)
Net unrealized appreciation (depreciation)	6,249,178
Capital loss carryforward	(17,308,836)
Total Distributable earnings	$ (11,059,658)
Cost for federal income tax purposes	$ 12,578,381

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 37,895	$ 11,471	$ -
Class T	.25%	.25%	10,768	30	-
Class B	.75%	.25%	10,983	8,361	-
Class C	.75%	.25%	14,371	8,941	-
			$ 74,017	$ 28,803	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 15,859	$ 6,370
Class T	8,520	1,575
Class B	3,856	3,856*
Class C	5,497	5,497*
	$ 33,732	$ 17,298

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 43,711.29
Class T	12,687.58
Class B	6,137.55
Class C	6,118.42
Institutional Class	1,471.28
	$ 70,124

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,746 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.10% - *2.00%	$ 60,947
Class T	2.35% - *2.25%	15,049
Class B	2.85% - *2.75%	7,270
Class C	2.85% - *2.75%	7,624
Institutional Class	1.85% - *1.75%	2,158
		$ 93,048

* Expense limitation in effect at period-end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other

Annual Report

6. Expense Reductions - continued

Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 2,627
Class A	-	-
Class T	-	-

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2001	Year ended October 31, 2002
Class A
Shares sold	503,075	586,238	$ 5,160,102	$ 4,362,176
Shares redeemed	(937,603)	(1,444,190)	(9,464,840)	(10,818,280)
Net increase (decrease)	(434,528)	(857,952)	$ (4,304,738)	$ (6,456,104)
Class T
Shares sold	552,081	331,181	$ 5,487,903	$ 2,369,681
Shares redeemed	(301,065)	(343,960)	(3,081,636)	(2,446,860)
Net increase (decrease)	251,016	(12,779)	$ 2,406,267	$ (77,179)
Class B
Shares sold	214,610	87,304	$ 2,265,960	$ 635,903
Shares redeemed	(109,289)	(56,049)	(1,066,238)	(401,198)
Net increase (decrease)	105,321	31,255	$ 1,199,722	$ 234,705
Class C
Shares sold	360,034	12,876	$ 3,540,761	$ 98,253
Shares redeemed	(288,759)	(4,857)	(2,784,028)	(35,250)
Net increase (decrease)	71,275	8,019	$ 756,733	$ 63,003
Institutional Class
Shares sold	868,246	17,942	$ 8,515,527	$ 137,067
Shares redeemed	(642,607)	(17,942)	(6,607,933)	(130,485)
Net increase (decrease)	225,639	-	$ 1,907,594	$ 6,582

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Korea (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities
Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Korea. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Korea. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Korea. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1994 Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Korea. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Korea. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AKORI-ANN-1202 158329
1.748534.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Latin America Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Latin America - CL A	-12.87%	-15.63%
Fidelity Adv Latin America - CL A (incl. 5.75% sales charge)	-17.88%	-20.48%
MSCI® EMF - Latin America	-13.63%	-4.28%
Latin American Funds Average	-11.40%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 116 stocks traded in seven Latin American markets. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Latin American funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - CL A	-12.87%	-4.30%
Fidelity Adv Latin America - CL A (incl. 5.75% sales charge)	-17.88%	-5.76%
MSCI EMF - Latin America	-13.63%	-1.13%
Latin American Funds Average	-11.40%	n/a *

* Not available

Annual Report

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Class A on December 21, 1998, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EMF - Latin America Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Latin America Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - CL T	-13.18%	-16.36%
Fidelity Adv Latin America - CL T (incl. 3.50% sales charge)	-16.22%	-19.29%
MSCI EMF - Latin America	-13.63%	-4.28%
Latin American Funds Average	-11.40%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 116 stocks traded in seven Latin American markets. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Latin American funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - CL T	-13.18%	-4.52%
Fidelity Adv Latin America - CL T (incl. 3.50% sales charge)	-16.22%	-5.40%
MSCI EMF - Latin America	-13.63%	-1.13%
Latin American Funds Average	-11.40%	n/a *

* Not available

Annual Report

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI EMF - Latin America Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Latin America Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - CL B	-13.56%	-17.85%
Fidelity Adv Latin America - CL B (incl. contingent deferred sales charge)	-17.86%	-20.29%
MSCI EMF - Latin America	-13.63%	-4.28%
Latin American Funds Average	-11.40%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 116 stocks traded in seven Latin American markets. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Latin American funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - CL B	-13.56%	-4.96%
Fidelity Adv Latin America - CL B (incl. contingent deferred sales charge)	-17.86%	-5.70%
MSCI EMF - Latin America	-13.63%	-1.13%
Latin American Funds Average	-11.40%	n/a *

* Not available

Annual Report

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class B on December 21, 1998, when the fund started, including the effect of the applicable contingent defered sales charge. The chart shows how the value of your investment would have grown, and also shows how the MSCI EMF - Latin America Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Latin America Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - CL C	-13.60%	-17.97%
Fidelity Adv Latin America - CL C (incl. contingent deferred sales charge)	-14.46%	-17.97%
MSCI EMF - Latin America	-13.63%	-4.28%
Latin American Funds Average	-11.40%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 116 stocks traded in seven Latin American markets. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Latin American funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - CL C	-13.60%	-5.00%
Fidelity Adv Latin America - CL C (incl. contingent deferred sales charge)	-14.46%	-5.00%
MSCI EMF - Latin America	-13.63%	-1.13%
Latin American Funds Average	-11.40%	n/a *

* Not available

Annual Report

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class C on December 21, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI EMF - Latin America Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Margaret Reynolds, Portfolio Manager of Fidelity Advisor Latin America Fund

Q. How did the fund perform, Meg?

A. For the year ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 12.87%, 13.18%, 13.56% and 13.60%, respectively, while the Morgan Stanley Capital International Emerging Markets Free-Latin America Index was off 13.63% and the Lipper Inc. Latin American funds average declined 11.40%.

Q. What affected Latin American markets during the past year?

A. Early on, Latin American stocks rebounded off their post-9/11 lows amid expectations of a strong global economic recovery. However, regional markets reversed course during the second half of the period on concerns about the pace of the recovery, weak foreign direct investment, widespread corporate scandals in the U.S. and mounting geopolitical unrest. Political uncertainty in the region, mainly surrounding the presidential election in Brazil, further fueled the declines. Brazilian equities fell heavily and the domestic currency, the real, reached an all-time low due to increasing risk aversion and fears that left-wing candidate Lula de Silva would abandon market-oriented economic policies, possibly leading to a debt default. Argentina, hurt by its close trading ties with Brazil, also suffered from continued economic/political crises, a plummeting currency, an end to convertibility - a decade-old program that linked the peso to the dollar - and a potential delay in receiving essential international aid. Chilean stocks struggled as well, largely due to a sluggish economy and weak copper prices. Conversely, Mexico held up well, given the country's relative stability and strong balance sheet.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund outperform its index, yet trail its peer average?

A. Strong stock picking in Brazil was the main reason why we beat the index. While being more aggressive helped early in the period, playing more defense was wise during the summer when it appeared likely that Lula would win his country's presidential election. While we benefited from trimming the fund's overweighting in Brazil, we still had more exposure than many of our peers, which hurt. Despite my cautious near-term outlook, I felt equity valuations had already priced in most of the uncertainty and were attractive relative to other regional markets. Given that, I sought out cheap materials stocks of firms with high cash flows, low debt levels and strong management. I particularly liked dollar-earning exporting companies able to capitalize on weakness in the Brazilian currency. The stocks that performed well for us included aircraft manufacturer Embraer, which benefited from a growing regional jet market, and steel producer CST. At the same time, I shied away from troubled telecommunications stocks in Brazil, including fixed-line carrier Embratel - a unit of WorldCom.

Q. What were some of your other principal strategies?

A. Underweighting Argentina and Chile was a plus. Most of our relative gains came from avoiding poor-performing telecom, electric utility and bank stocks. Some good picks among Chilean materials stocks also helped, particularly copper mining company Antofagasta, which benefited from currency weakness and its relatively low-cost production. While the fund's exposure to Mexico increased during the period, it remained generally neutral weighted relative to the index, as valuations became less compelling following a flight to quality that benefited Mexican consumer-related issues. Overweighting leading phone company Telefonos de Mexico (Telmex) - one of the world's few financially healthy telecom firms - was a defensive strategy that helped. Its sister company, cellular giant America Movil, also held up nicely. Unfortunately, we didn't own enough stronger-performing defensive stocks in Mexico because we were focused on cheaper names in Brazil. For example, we lost ground by emphasizing such stocks as Brazilian brewer AmBev rather than Mexican beer company Grupo Modelo. We also were hurt by underweighting solid-performing retail and consumer products stocks, including Wal-Mart de Mexico and Kimberly-Clark de Mexico, the latter of which I sold during the period.

Annual Report

Q. What's your outlook?

A. Political uncertainty continues to plague the region. If this uncertainty abates, rising commodity prices should favor Latin American exporters. Regional stocks are still much cheaper than their developed-market counterparts, and earnings growth in many areas is expected to be stronger.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 21, 1998

Size: as of October 31, 2002, more than $3 million

Manager: Margaret Reynolds, since 2001; joined Fidelity in 1995

3

Meg Reynolds expands on her outlook:

"I believe the region's long-term fundamentals remain positive, and that valuations there are more reasonable than in other emerging markets. Although the slowing U.S. economy has hurt the region's exports and domestic problems have caused volatility in the equity markets, the global stock market downturn has created opportunities in companies with solid long-term possibilities. I'll continue to emphasize a disciplined, bottom-up approach, focusing on companies with good growth prospects, industry leadership, clean balance sheets and a desire to enhance shareholder value.

"I was overweighted in Brazil at period end because I felt valuations reflected all the uncertainty and good upside potential existed. I also was cautious on Mexico, given my concerns about the uncertain U.S. economy, a weak peso, political gridlock, lower oil prices and no progress on domestic economic reforms."

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2002, the fund did not have more than 25% of its assets in any one industry.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	14.3	10.9
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	5.9	4.2
Petroleo Brasileiro SA Petrobras sponsored ADR (Brazil, Oil & Gas)	5.7	3.9
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	5.3	6.7
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.0	4.9
	36.2
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	24.7	23.4
Materials	18.7	19.2
Consumer Staples	14.7	11.6
Energy	12.2	9.4
Financials	11.5	11.6
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Mexico	46.4	42.4
Brazil	42.4	45.1
Chile	3.2	3.7
United Kingdom	2.7	1.2
Argentina	1.9	1.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 97.3%	Stocks 97.2%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 2.8%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
Argentina - 1.9%
Perez Companc SA sponsored ADR (a)	6,277	$ 33,394
Siderca S.A.I.C. sponsored ADR	1,460	23,886
TOTAL ARGENTINA		57,280
Brazil - 42.4%
Aracruz Celulose SA sponsored ADR	1,355	21,666
Banco Bradesco SA:
(PN)	8,904,600	23,567
sponsored ADR	2,800	37,240
Banco Itau SA (PN)	2,402,400	105,969
Brasil Telecom Participacoes SA sponsored ADR	2,600	72,540
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	4,820,400	25,357
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	5,133	79,664
Companhia de Bebidas das Americas (AmBev) sponsored ADR	8,000	115,760
Companhia Energetica Minas Gerais (CEMIG) (PN)	2,015,279	13,638
Companhia Siderurgica de Tubarao (CST) (PN)	4,381,700	43,805
Companhia Vale do Rio Doce:
(PN-A)	2,000	51,014
sponsored:
(non-vtg.) ADR	2,500	63,750
ADR	2,700	71,145
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	5,240	82,163
Gerdau SA sponsored ADR	3,200	29,280
Net Servicos de Communicacao SA sponsored ADR (a)	320	182
Petroleo Brasileiro SA Petrobras:
(non-vtg.) sponsored ADR	8,600	103,716
(PN)	5,100	61,871
sponsored ADR	13,200	174,636
Tele Norte Leste Participacoes SA ADR	9,202	63,678
Uniao de Bancos Brasileiros SA (Unibanco) GDR	3,000	27,270
Votorantim Celulose e Papel SA (PN)	750,100	23,387
TOTAL BRAZIL		1,291,298
British Virgin Islands - 0.0%
Claxson Interactive Group, Inc. (a)	420	34
Chile - 3.2%
A.F.P. Provida SA sponsored ADR	400	8,800
Banco Santander Chile sponsored ADR	4,656	80,316
Vina Concha y Toro SA sponsored ADR	291	8,934
TOTAL CHILE		98,050
Common Stocks - continued
	Shares	Value (Note 1)
Colombia - 0.7%
Suramericana de Inversiones SA	35,800	$ 21,089
Mexico - 46.4%
America Movil SA de CV sponsored ADR	13,400	180,096
Cemex SA de CV sponsored ADR	7,519	152,410
Consorcio ARA SA de CV (a)	11,000	16,197
Fomento Economico Mexicano SA de CV sponsored ADR	3,586	129,813
Grupo Bimbo SA de CV Series A	9,900	14,820
Grupo Financiero BBVA Bancomer SA Series B (a)	59,800	46,548
Grupo Modelo SA de CV Series C	38,700	97,276
Grupo Televisa SA de CV sponsored ADR (a)	5,757	161,772
Grupo TMM SA de CV ADR (a)	2,400	16,152
Industrias Penoles SA	4,500	6,710
Telefonos de Mexico SA de CV sponsored ADR	14,262	434,990
TV Azteca SA de CV sponsored ADR	2,600	12,610
Wal-Mart de Mexico SA de CV Series C	68,605	146,686
TOTAL MEXICO		1,416,080
United Kingdom - 2.7%
Antofagasta PLC	10,200	83,146
TOTAL COMMON STOCKS (Cost $3,456,499)		2,966,977
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.83% (b) (Cost $76,274)	76,274	76,274
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $3,532,773)		3,043,251
NET OTHER ASSETS - 0.2%		5,342
NET ASSETS - 100%		$ 3,048,593
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,034,111 and $5,207,557, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $322 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $1,182,000 of which $842,000 and $340,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $3,532,773) - See accompanying schedule		$ 3,043,251
Cash		13,406
Foreign currency held at value (cost $404)		115
Receivable for fund shares sold		356
Dividends receivable		10,609
Interest receivable		44
Receivable from investment adviser for expense reductions		9,798
Other receivables		411
Total assets		3,077,990

Liabilities
Payable for fund shares redeemed	$ 58
Accrued management fee	1,751
Distribution fees payable	1,577
Other payables and accrued expenses	26,011
Total liabilities		29,397

Net Assets		$ 3,048,593
Net Assets consist of:
Paid in capital		$ 4,760,132
Undistributed net investment income		6,810
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,224,495)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(493,854)
Net Assets		$ 3,048,593

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($428,277 ÷ 51,647 shares)	$ 8.29

Maximum offering price per share (100/94.25 of $8.29)	$ 8.80
Class T: Net Asset Value and redemption price per share ($836,005 ÷ 101,398 shares)	$ 8.24

Maximum offering price per share (100/96.50 of $8.24)	$ 8.54
Class B: Net Asset Value and offering price per share ($813,868 ÷ 100,149 shares) A	$ 8.13

Class C: Net Asset Value and offering price per share ($685,913 ÷ 84,542 shares) A	$ 8.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($284,530 ÷ 34,064 shares)	$ 8.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 125,446
Interest		2,272
		127,718
Less foreign taxes withheld		(8,811)
Total income		118,907

Expenses
Management fee	$ 29,240
Transfer agent fees	26,245
Distribution fees	26,261
Accounting fees and expenses	61,395
Non-interested trustees' compensation	14
Custodian fees and expenses	24,834
Registration fees	59,535
Audit	26,941
Legal	73
Miscellaneous	7,220
Total expenses before reductions	261,758
Expense reductions	(160,926)	100,832
Net investment income (loss)		18,075
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(345,887)
Foreign currency transactions	(9,431)
Total net realized gain (loss)		(355,318)
Change in net unrealized appreciation (depreciation) on: Investment securities	(152,716)
Assets and liabilities in foreign currencies	(4,226)
Total change in net unrealized appreciation (depreciation)		(156,942)
Net gain (loss)		(512,260)
Net increase (decrease) in net assets resulting from operations		$ (494,185)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,075	$ 44,672
Net realized gain (loss)	(355,318)	(885,928)
Change in net unrealized appreciation (depreciation)	(156,942)	(774,543)
Net increase (decrease) in net assets resulting from operations	(494,185)	(1,615,799)
Distributions to shareholders from net investment income	(31,879)	-
Distributions to shareholders from net realized gain	-	(37,346)
Share transactions - net increase (decrease)	(201,312)	(881,117)
Total increase (decrease) in net assets	(727,376)	(2,534,262)

Net Assets
Beginning of period	3,775,969	6,310,231
End of period (including undistributed net investment income of $6,810 and undistributed net investment income of $30,045, respectively)	$ 3,048,593	$ 3,775,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 13.26	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.14 H	(.07)	.05
Net realized and unrealized gain (loss)	(1.30)	(3.70)	1.69	1.59
Total from investment operations	(1.21)	(3.56)	1.62	1.64
Distributions from net investment income	(.12)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.12)	(.08)	-	-
Net asset value, end of period	$ 8.29	$ 9.62	$ 13.26	$ 11.64
Total Return B, C, D	(12.87)%	(26.97)%	13.92%	16.40%
Ratios to Average Net Assets G
Expenses before expense reductions	5.99%	4.96%	3.95%	8.60% A
Expenses net of voluntary waivers, if any	2.15%	2.11%	2.06%	2.01% A
Expenses net of all reductions	2.12%	2.05%	2.04%	1.99% A
Net investment income (loss)	.86%	1.22%	(.50)%	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 428	$ 546	$ 921	$ 756
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 13.21	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.11 H	(.11)	.02
Net realized and unrealized gain (loss)	(1.30)	(3.67)	1.70	1.60
Total from investment operations	(1.24)	(3.56)	1.59	1.62
Distributions from net investment income	(.09)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.09)	(.08)	-	-
Net asset value, end of period	$ 8.24	$ 9.57	$ 13.21	$ 11.62
Total Return B, C, D	(13.18)%	(27.07)%	13.68%	16.20%
Ratios to Average Net Assets G
Expenses before expense reductions	6.65%	5.48%	4.26%	8.92% A
Expenses net of voluntary waivers, if any	2.40%	2.36%	2.32%	2.26% A
Expenses net of all reductions	2.37%	2.30%	2.30%	2.24% A
Net investment income (loss)	.61%	.97%	(.75)%	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836	$ 1,124	$ 2,041	$ 1,065
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.44	$ 13.08	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.05 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(1.28)	(3.61)	1.68	1.60
Total from investment operations	(1.27)	(3.56)	1.50	1.58
Distributions from net investment income	(.04)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.04)	(.08)	-	-
Net asset value, end of period	$ 8.13	$ 9.44	$ 13.08	$ 11.58
Total Return B, C, D	(13.56)%	(27.34)%	12.95%	15.80%
Ratios to Average Net Assets G
Expenses before expense reductions	6.90%	5.81%	4.78%	9.44% A
Expenses net of voluntary waivers, if any	2.90%	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.87%	2.80%	2.80%	2.74% A
Net investment income (loss)	.11%	.46%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 814	$ 1,003	$ 1,659	$ 912
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 13.07	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.06 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(1.28)	(3.62)	1.68	1.59
Total from investment operations	(1.27)	(3.56)	1.50	1.57
Distributions from net investment income	(.05)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.05)	(.08)	-	-
Net asset value, end of period	$ 8.11	$ 9.43	$ 13.07	$ 11.57
Total Return B, C, D	(13.60)%	(27.36)%	12.96%	15.70%
Ratios to Average Net Assets G
Expenses before expense reductions	6.88%	5.82%	4.76%	9.42% A
Expenses net of voluntary waivers, if any	2.90%	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.87%	2.79%	2.80%	2.74% A
Net investment income (loss)	.11%	.47%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 686	$ 759	$ 1,165	$ 708
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.69	$ 13.32	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.17 G	(.04)	.07
Net realized and unrealized gain (loss)	(1.30)	(3.72)	1.69	1.60
Total from investment operations	(1.19)	(3.55)	1.65	1.67
Distributions from net investment income	(.15)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.15)	(.08)	-	-
Net asset value, end of period	$ 8.35	$ 9.69	$ 13.32	$ 11.67
Total Return B, C	(12.65)%	(26.77)%	14.14%	16.70%
Ratios to Average Net Assets F
Expenses before expense reductions	5.49%	4.54%	3.56%	8.32% A
Expenses net of voluntary waivers, if any	1.90%	1.86%	1.81%	1.76% A
Expenses net of all reductions	1.87%	1.80%	1.79%	1.74% A
Net investment income (loss)	1.11%	1.46%	(.25)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 285	$ 344	$ 524	$ 472
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 319,671
Unrealized depreciation	(853,970)
Net unrealized appreciation (depreciation)	(534,299)
Undistributed ordinary income	6,810
Capital loss carryforward	(1,182,300)
Total Distributable earnings	$ (1,709,789)
Cost for federal income tax purposes	$ 3,577,550

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 31,879

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 1,494	$ 685	$ -
Class T	.25%	.25%	5,684	736	-
Class B	.75%	.25%	10,541	8,341	-
Class C	.75%	.25%	8,542	4,479	-
			$ 26,261	$ 14,241	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,199	$ 956
Class T	3,509	584
Class B*	4,043	4,043
Class C*	308	308
	$ 9,059	$ 5,891

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,930.49
Class T	10,187.90
Class B	6,879.65
Class C	5,368.63
Institutional Class	881.25
	$ 26,245

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,165 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 22,920
Class T	2.25%	48,145
Class B	2.75%	42,102
Class C	2.75%	33,946
Institutional Class	1.75%	12,790
		$ 159,903

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other

Annual Report

6. Expense Reductions - continued

Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Distribution expense reduction	Other expense reduction

Fund Level	$	$ 1,023
Class A	-
Class T	-

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 31% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 7,589	$ -
Class T	10,635	-
Class B	4,189	-
Class C	4,139	-
Institutional Class	5,327	-
Total	$ 31,879	$ -
From net realized gain
Class A	$ -	$ 5,427
Class T	-	11,357
Class B	-	10,092
Class C	-	7,322
Institutional Class	-	3,148
Total	$ -	$ 37,346

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2002	Year ended October 31, 2001
Class A
Shares sold	22,373	30,413	$ 238,302	$ 380,555
Reinvestment of distributions	613	448	6,665	5,407
Shares redeemed	(28,099)	(43,556)	(283,276)	(503,340)
Net increase (decrease)	(5,113)	(12,695)	$ (38,309)	$ (117,378)
Class T
Shares sold	18,573	34,478	$ 199,995	$ 427,493
Reinvestment of distributions	886	906	9,606	10,908
Shares redeemed	(35,507)	(72,443)	(370,145)	(860,246)
Net increase (decrease)	(16,048)	(37,059)	$ (160,544)	$ (421,845)
Class B
Shares sold	33,046	32,346	$ 330,985	$ 404,600
Reinvestment of distributions	382	768	4,097	9,154
Shares redeemed	(39,558)	(53,622)	(370,618)	(626,031)
Net increase (decrease)	(6,130)	(20,508)	$ (35,536)	$ (212,277)
Class C
Shares sold	26,445	36,367	$ 278,879	$ 438,911
Reinvestment of distributions	351	572	3,758	6,806
Shares redeemed	(22,821)	(45,516)	(232,848)	(528,067)
Net increase (decrease)	3,975	(8,577)	$ 49,789	$ (82,350)
Institutional Class
Shares sold	9	673	$ 100	$ 8,041
Reinvestment of distributions	478	256	5,226	3,107
Shares redeemed	(1,935)	(4,764)	(22,038)	(58,415)
Net increase (decrease)	(1,448)	(3,835)	$ (16,712)	$ (47,267)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Latin America (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Latin America. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Latin America. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Latin America. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Latin America. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Latin America. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/01	$.164	$.044

Class T	12/10/01	$.134	$.044

Class B	12/10/01	$.084	$.044

Class C	12/10/01	$.094	$.044

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ALAF-ANN-1202 158319
1.728719.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accounts	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Latin America Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Latin America - Institutional CL	-12.65%	-14.80%
MSCI® EMF - Latin America	-13.63%	-4.28%
Latin American Funds Average	-11.40%	n/a *

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 116 stocks traded in seven Latin American markets. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Latin American funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Latin America - Institutional CL	-12.65%	-4.06%
MSCI EMF - Latin America	-13.63%	-1.13%
Latin American Funds Average	-11.40%	n/a *

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EMF - Latin America Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Margaret Reynolds, Portfolio Manager of Fidelity Advisor Latin America Fund

Q. How did the fund perform, Meg?

A. For the year ending October 31, 2002, the fund's Institutional Class shares fell 12.65%, while the Morgan Stanley Capital International Emerging Markets Free-Latin America Index and the Lipper Inc. Latin American funds average declined 13.63% and 11.40%, respectively.

Q. What affected Latin American markets during the past year?

A. Early on, Latin American stocks rebounded off their post-9/11 lows amid expectations of a strong global economic recovery. However, regional markets reversed course during the second half of the period on concerns about the pace of the recovery, weak foreign direct investment, widespread corporate scandals in the U.S. and mounting geopolitical unrest. Political uncertainty in the region, mainly surrounding the presidential election in Brazil, further fueled the declines. Brazilian equities fell heavily and the domestic currency, the real, reached an all-time low due to increasing risk aversion and fears that left-wing candidate Lula de Silva would abandon market-oriented economic policies, possibly leading to a debt default. Argentina, hurt by its close trading ties with Brazil, also suffered from continued economic/political crises, a plummeting currency, an end to convertibility - a decade-old program that linked the peso to the dollar - and a potential delay in receiving essential international aid. Chilean stocks struggled as well, largely due to a sluggish economy and weak copper prices. Conversely, Mexico held up well, given the country's relative stability and strong balance sheet.

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Fund Talk: The Manager's Overview - continued

Q. Why did the fund outperform its index, yet trail its peer average?

A. Strong stock picking in Brazil was the main reason why we beat the index. While being more aggressive helped early in the period, playing more defense was wise during the summer when it appeared likely that Lula would win his country's presidential election. While we benefited from trimming the fund's overweighting in Brazil, we still had more exposure than many of our peers, which hurt. Despite my cautious near-term outlook, I felt equity valuations had already priced in most of the uncertainty and were attractive relative to other regional markets. Given that, I sought out cheap materials stocks of firms with high cash flows, low debt levels and strong management. I particularly liked dollar-earning exporting companies able to capitalize on weakness in the Brazilian currency. The stocks that performed well for us included aircraft manufacturer Embraer, which benefited from a growing regional jet market, and steel producer CST. At the same time, I shied away from troubled telecommunications stocks in Brazil, including fixed-line carrier Embratel - a unit of WorldCom.

Q. What were some of your other principal strategies?

A. Underweighting Argentina and Chile was a plus. Most of our relative gains came from avoiding poor-performing telecom, electric utility and bank stocks. Some good picks among Chilean materials stocks also helped, particularly copper mining company Antofagasta, which benefited from currency weakness and its relatively low-cost production. While the fund's exposure to Mexico increased during the period, it remained generally neutral weighted relative to the index, as valuations became less compelling following a flight to quality that benefited Mexican consumer-related issues. Overweighting leading phone company Telefonos de Mexico (Telmex) - one of the world's few financially healthy telecom firms - was a defensive strategy that helped. Its sister company, cellular giant America Movil, also held up nicely. Unfortunately, we didn't own enough stronger-performing defensive stocks in Mexico because we were focused on cheaper names in Brazil. For example, we lost ground by emphasizing such stocks as Brazilian brewer AmBev rather than Mexican beer company Grupo Modelo. We also were hurt by underweighting solid-performing retail and consumer products stocks, including Wal-Mart de Mexico and Kimberly-Clark de Mexico, the latter of which I sold during the period.

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Q. What's your outlook?

A. Political uncertainty continues to plague the region. If this uncertainty abates, rising commodity prices should favor Latin American exporters. Regional stocks are still much cheaper than their developed-market counterparts, and earnings growth in many areas is expected to be stronger.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 21, 1998

Size: as of October 31, 2002, more than $3 million

Manager: Margaret Reynolds, since 2001; joined Fidelity in 1995

3

Meg Reynolds expands on her outlook:

"I believe the region's long-term fundamentals remain positive, and that valuations there are more reasonable than in other emerging markets. Although the slowing U.S. economy has hurt the region's exports and domestic problems have caused volatility in the equity markets, the global stock market downturn has created opportunities in companies with solid long-term possibilities. I'll continue to emphasize a disciplined, bottom-up approach, focusing on companies with good growth prospects, industry leadership, clean balance sheets and a desire to enhance shareholder value.

"I was overweighted in Brazil at period end because I felt valuations reflected all the uncertainty and good upside potential existed. I also was cautious on Mexico, given my concerns about the uncertain U.S. economy, a weak peso, political gridlock, lower oil prices and no progress on domestic economic reforms."

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2002, the fund did not have more than 25% of its assets in any one industry.

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Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	14.3	10.9
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	5.9	4.2
Petroleo Brasileiro SA Petrobras sponsored ADR (Brazil, Oil & Gas)	5.7	3.9
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	5.3	6.7
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.0	4.9
	36.2
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	24.7	23.4
Materials	18.7	19.2
Consumer Staples	14.7	11.6
Energy	12.2	9.4
Financials	11.5	11.6
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Mexico	46.4	42.4
Brazil	42.4	45.1
Chile	3.2	3.7
United Kingdom	2.7	1.2
Argentina	1.9	1.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks 97.3%	Stocks 97.2%
Short-Term Investments and Net Other Assets 2.7%	Short-Term Investments and Net Other Assets 2.8%

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Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
Argentina - 1.9%
Perez Companc SA sponsored ADR (a)	6,277	$ 33,394
Siderca S.A.I.C. sponsored ADR	1,460	23,886
TOTAL ARGENTINA		57,280
Brazil - 42.4%
Aracruz Celulose SA sponsored ADR	1,355	21,666
Banco Bradesco SA:
(PN)	8,904,600	23,567
sponsored ADR	2,800	37,240
Banco Itau SA (PN)	2,402,400	105,969
Brasil Telecom Participacoes SA sponsored ADR	2,600	72,540
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	4,820,400	25,357
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	5,133	79,664
Companhia de Bebidas das Americas (AmBev) sponsored ADR	8,000	115,760
Companhia Energetica Minas Gerais (CEMIG) (PN)	2,015,279	13,638
Companhia Siderurgica de Tubarao (CST) (PN)	4,381,700	43,805
Companhia Vale do Rio Doce:
(PN-A)	2,000	51,014
sponsored:
(non-vtg.) ADR	2,500	63,750
ADR	2,700	71,145
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	5,240	82,163
Gerdau SA sponsored ADR	3,200	29,280
Net Servicos de Communicacao SA sponsored ADR (a)	320	182
Petroleo Brasileiro SA Petrobras:
(non-vtg.) sponsored ADR	8,600	103,716
(PN)	5,100	61,871
sponsored ADR	13,200	174,636
Tele Norte Leste Participacoes SA ADR	9,202	63,678
Uniao de Bancos Brasileiros SA (Unibanco) GDR	3,000	27,270
Votorantim Celulose e Papel SA (PN)	750,100	23,387
TOTAL BRAZIL		1,291,298
British Virgin Islands - 0.0%
Claxson Interactive Group, Inc. (a)	420	34
Chile - 3.2%
A.F.P. Provida SA sponsored ADR	400	8,800
Banco Santander Chile sponsored ADR	4,656	80,316
Vina Concha y Toro SA sponsored ADR	291	8,934
TOTAL CHILE		98,050
Common Stocks - continued
	Shares	Value (Note 1)
Colombia - 0.7%
Suramericana de Inversiones SA	35,800	$ 21,089
Mexico - 46.4%
America Movil SA de CV sponsored ADR	13,400	180,096
Cemex SA de CV sponsored ADR	7,519	152,410
Consorcio ARA SA de CV (a)	11,000	16,197
Fomento Economico Mexicano SA de CV sponsored ADR	3,586	129,813
Grupo Bimbo SA de CV Series A	9,900	14,820
Grupo Financiero BBVA Bancomer SA Series B (a)	59,800	46,548
Grupo Modelo SA de CV Series C	38,700	97,276
Grupo Televisa SA de CV sponsored ADR (a)	5,757	161,772
Grupo TMM SA de CV ADR (a)	2,400	16,152
Industrias Penoles SA	4,500	6,710
Telefonos de Mexico SA de CV sponsored ADR	14,262	434,990
TV Azteca SA de CV sponsored ADR	2,600	12,610
Wal-Mart de Mexico SA de CV Series C	68,605	146,686
TOTAL MEXICO		1,416,080
United Kingdom - 2.7%
Antofagasta PLC	10,200	83,146
TOTAL COMMON STOCKS (Cost $3,456,499)		2,966,977
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.83% (b) (Cost $76,274)	76,274	76,274
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $3,532,773)		3,043,251
NET OTHER ASSETS - 0.2%		5,342
NET ASSETS - 100%		$ 3,048,593
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,034,111 and $5,207,557, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $322 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $1,182,000 of which $842,000 and $340,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $3,532,773) - See accompanying schedule		$ 3,043,251
Cash		13,406
Foreign currency held at value (cost $404)		115
Receivable for fund shares sold		356
Dividends receivable		10,609
Interest receivable		44
Receivable from investment adviser for expense reductions		9,798
Other receivables		411
Total assets		3,077,990

Liabilities
Payable for fund shares redeemed	$ 58
Accrued management fee	1,751
Distribution fees payable	1,577
Other payables and accrued expenses	26,011
Total liabilities		29,397

Net Assets		$ 3,048,593
Net Assets consist of:
Paid in capital		$ 4,760,132
Undistributed net investment income		6,810
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,224,495)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(493,854)
Net Assets		$ 3,048,593

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($428,277 ÷ 51,647 shares)	$ 8.29

Maximum offering price per share (100/94.25 of $8.29)	$ 8.80
Class T: Net Asset Value and redemption price per share ($836,005 ÷ 101,398 shares)	$ 8.24

Maximum offering price per share (100/96.50 of $8.24)	$ 8.54
Class B: Net Asset Value and offering price per share ($813,868 ÷ 100,149 shares) A	$ 8.13

Class C: Net Asset Value and offering price per share ($685,913 ÷ 84,542 shares) A	$ 8.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($284,530 ÷ 34,064 shares)	$ 8.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 125,446
Interest		2,272
		127,718
Less foreign taxes withheld		(8,811)
Total income		118,907

Expenses
Management fee	$ 29,240
Transfer agent fees	26,245
Distribution fees	26,261
Accounting fees and expenses	61,395
Non-interested trustees' compensation	14
Custodian fees and expenses	24,834
Registration fees	59,535
Audit	26,941
Legal	73
Miscellaneous	7,220
Total expenses before reductions	261,758
Expense reductions	(160,926)	100,832
Net investment income (loss)		18,075
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(345,887)
Foreign currency transactions	(9,431)
Total net realized gain (loss)		(355,318)
Change in net unrealized appreciation (depreciation) on: Investment securities	(152,716)
Assets and liabilities in foreign currencies	(4,226)
Total change in net unrealized appreciation (depreciation)		(156,942)
Net gain (loss)		(512,260)
Net increase (decrease) in net assets resulting from operations		$ (494,185)

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,075	$ 44,672
Net realized gain (loss)	(355,318)	(885,928)
Change in net unrealized appreciation (depreciation)	(156,942)	(774,543)
Net increase (decrease) in net assets resulting from operations	(494,185)	(1,615,799)
Distributions to shareholders from net investment income	(31,879)	-
Distributions to shareholders from net realized gain	-	(37,346)
Share transactions - net increase (decrease)	(201,312)	(881,117)
Total increase (decrease) in net assets	(727,376)	(2,534,262)

Net Assets
Beginning of period	3,775,969	6,310,231
End of period (including undistributed net investment income of $6,810 and undistributed net investment income of $30,045, respectively)	$ 3,048,593	$ 3,775,969

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 13.26	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.14 H	(.07)	.05
Net realized and unrealized gain (loss)	(1.30)	(3.70)	1.69	1.59
Total from investment operations	(1.21)	(3.56)	1.62	1.64
Distributions from net investment income	(.12)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.12)	(.08)	-	-
Net asset value, end of period	$ 8.29	$ 9.62	$ 13.26	$ 11.64
Total Return B, C, D	(12.87)%	(26.97)%	13.92%	16.40%
Ratios to Average Net Assets G
Expenses before expense reductions	5.99%	4.96%	3.95%	8.60% A
Expenses net of voluntary waivers, if any	2.15%	2.11%	2.06%	2.01% A
Expenses net of all reductions	2.12%	2.05%	2.04%	1.99% A
Net investment income (loss)	.86%	1.22%	(.50)%	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 428	$ 546	$ 921	$ 756
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 13.21	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.11 H	(.11)	.02
Net realized and unrealized gain (loss)	(1.30)	(3.67)	1.70	1.60
Total from investment operations	(1.24)	(3.56)	1.59	1.62
Distributions from net investment income	(.09)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.09)	(.08)	-	-
Net asset value, end of period	$ 8.24	$ 9.57	$ 13.21	$ 11.62
Total Return B, C, D	(13.18)%	(27.07)%	13.68%	16.20%
Ratios to Average Net Assets G
Expenses before expense reductions	6.65%	5.48%	4.26%	8.92% A
Expenses net of voluntary waivers, if any	2.40%	2.36%	2.32%	2.26% A
Expenses net of all reductions	2.37%	2.30%	2.30%	2.24% A
Net investment income (loss)	.61%	.97%	(.75)%	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836	$ 1,124	$ 2,041	$ 1,065
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.44	$ 13.08	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.05 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(1.28)	(3.61)	1.68	1.60
Total from investment operations	(1.27)	(3.56)	1.50	1.58
Distributions from net investment income	(.04)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.04)	(.08)	-	-
Net asset value, end of period	$ 8.13	$ 9.44	$ 13.08	$ 11.58
Total Return B, C, D	(13.56)%	(27.34)%	12.95%	15.80%
Ratios to Average Net Assets G
Expenses before expense reductions	6.90%	5.81%	4.78%	9.44% A
Expenses net of voluntary waivers, if any	2.90%	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.87%	2.80%	2.80%	2.74% A
Net investment income (loss)	.11%	.46%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 814	$ 1,003	$ 1,659	$ 912
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 13.07	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.06 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(1.28)	(3.62)	1.68	1.59
Total from investment operations	(1.27)	(3.56)	1.50	1.57
Distributions from net investment income	(.05)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.05)	(.08)	-	-
Net asset value, end of period	$ 8.11	$ 9.43	$ 13.07	$ 11.57
Total Return B, C, D	(13.60)%	(27.36)%	12.96%	15.70%
Ratios to Average Net Assets G
Expenses before expense reductions	6.88%	5.82%	4.76%	9.42% A
Expenses net of voluntary waivers, if any	2.90%	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.87%	2.79%	2.80%	2.74% A
Net investment income (loss)	.11%	.47%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 686	$ 759	$ 1,165	$ 708
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.69	$ 13.32	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.17 G	(.04)	.07
Net realized and unrealized gain (loss)	(1.30)	(3.72)	1.69	1.60
Total from investment operations	(1.19)	(3.55)	1.65	1.67
Distributions from net investment income	(.15)	-	-	-
Distributions from net realized gain	-	(.08)	-	-
Total distributions	(.15)	(.08)	-	-
Net asset value, end of period	$ 8.35	$ 9.69	$ 13.32	$ 11.67
Total Return B, C	(12.65)%	(26.77)%	14.14%	16.70%
Ratios to Average Net Assets F
Expenses before expense reductions	5.49%	4.54%	3.56%	8.32% A
Expenses net of voluntary waivers, if any	1.90%	1.86%	1.81%	1.76% A
Expenses net of all reductions	1.87%	1.80%	1.79%	1.74% A
Net investment income (loss)	1.11%	1.46%	(.25)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 285	$ 344	$ 524	$ 472
Portfolio turnover rate	132%	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 319,671
Unrealized depreciation	(853,970)
Net unrealized appreciation (depreciation)	(534,299)
Undistributed ordinary income	6,810
Capital loss carryforward	(1,182,300)
Total Distributable earnings	$ (1,709,789)
Cost for federal income tax purposes	$ 3,577,550

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 31,879

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	0%	.25%	$ 1,494	$ 685	$ -
Class T	.25%	.25%	5,684	736	-
Class B	.75%	.25%	10,541	8,341	-
Class C	.75%	.25%	8,542	4,479	-
			$ 26,261	$ 14,241	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,199	$ 956
Class T	3,509	584
Class B*	4,043	4,043
Class C*	308	308
	$ 9,059	$ 5,891

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,930.49
Class T	10,187.90
Class B	6,879.65
Class C	5,368.63
Institutional Class	881.25
	$ 26,245

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,165 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 22,920
Class T	2.25%	48,145
Class B	2.75%	42,102
Class C	2.75%	33,946
Institutional Class	1.75%	12,790
		$ 159,903

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other

Annual Report

6. Expense Reductions - continued

Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

Directed Brokerage
	Distribution expense reduction	Other expense reduction

Fund Level	$	$ 1,023
Class A	-
Class T	-

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 31% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 7,589	$ -
Class T	10,635	-
Class B	4,189	-
Class C	4,139	-
Institutional Class	5,327	-
Total	$ 31,879	$ -
From net realized gain
Class A	$ -	$ 5,427
Class T	-	11,357
Class B	-	10,092
Class C	-	7,322
Institutional Class	-	3,148
Total	$ -	$ 37,346

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2002	Year ended October 31, 2001
Class A
Shares sold	22,373	30,413	$ 238,302	$ 380,555
Reinvestment of distributions	613	448	6,665	5,407
Shares redeemed	(28,099)	(43,556)	(283,276)	(503,340)
Net increase (decrease)	(5,113)	(12,695)	$ (38,309)	$ (117,378)
Class T
Shares sold	18,573	34,478	$ 199,995	$ 427,493
Reinvestment of distributions	886	906	9,606	10,908
Shares redeemed	(35,507)	(72,443)	(370,145)	(860,246)
Net increase (decrease)	(16,048)	(37,059)	$ (160,544)	$ (421,845)
Class B
Shares sold	33,046	32,346	$ 330,985	$ 404,600
Reinvestment of distributions	382	768	4,097	9,154
Shares redeemed	(39,558)	(53,622)	(370,618)	(626,031)
Net increase (decrease)	(6,130)	(20,508)	$ (35,536)	$ (212,277)
Class C
Shares sold	26,445	36,367	$ 278,879	$ 438,911
Reinvestment of distributions	351	572	3,758	6,806
Shares redeemed	(22,821)	(45,516)	(232,848)	(528,067)
Net increase (decrease)	3,975	(8,577)	$ 49,789	$ (82,350)
Institutional Class
Shares sold	9	673	$ 100	$ 8,041
Reinvestment of distributions	478	256	5,226	3,107
Shares redeemed	(1,935)	(4,764)	(22,038)	(58,415)
Net increase (decrease)	(1,448)	(3,835)	$ (16,712)	$ (47,267)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Latin America (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Latin America. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Latin America. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Latin America. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Latin America. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Latin America. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/01	$.194	$.044

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ALAFI-ANN-1202 158321
1.728720.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Overseas Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A's 12b-1 fee may range over time between 0.25% and 0.35%, as an amount of brokerage commissions equivalent to up to 0.10% of the class's average net assets may be used to promote the sale of class shares. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. Prior to December 1, 1992, Fidelity® Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Overseas - CL A	-14.65%	-15.95%	70.26%
Fidelity Adv Overseas - CL A (incl. 5.75% sales charge)	-19.56%	-20.78%	60.47%
MSCI® EAFE®	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East Index (MSCI® EAFE®) - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

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Fidelity Advisor Overseas Fund - Class A
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL A	-14.65%	-3.42%	5.47%
Fidelity Adv Overseas - CL A (incl. 5.75% sales charge)	-19.56%	-4.55%	4.84%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class A on October 31, 1992, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

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3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

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Fidelity Advisor Overseas Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL T	-14.72%	-16.68%	69.06%
Fidelity Adv Overseas - CL T (incl. 3.50% sales charge)	-17.71%	-19.60%	63.14%
MSCI EAFE	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Overseas Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL T	-14.72%	-3.58%	5.39%
Fidelity Adv Overseas - CL T (incl. 3.50% sales charge)	-17.71%	-4.27%	5.02%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class T on October 31, 1992, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

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3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Overseas Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL B	-15.20%	-19.12%	61.77%
Fidelity Adv Overseas - CL B (incl. contingent deferred sales charge)	-19.44%	-20.40%	61.77%
MSCI EAFE	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

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Fidelity Advisor Overseas Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL B	-15.20%	-4.16%	4.93%
Fidelity Adv Overseas - CL B (incl. contingent deferred sales charge)	-19.44%	-4.46%	4.93%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class B on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Annual Report

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Advisor Overseas Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL C	-15.26%	-19.00%	62.01%
Fidelity Adv Overseas - CL C (incl. contingent deferred sales charge)	-16.11%	-19.00%	62.01%
MSCI EAFE	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Overseas Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL C	-15.26%	-4.13%	4.94%
Fidelity Adv Overseas - CL C (incl. contingent deferred sales charge)	-16.11%	-4.13%	4.94%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class C on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

Annual Report

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Rick Mace, Portfolio Manager of Fidelity Advisor Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 14.65%, 14.72%, 15.20% and 15.26%, respectively. During the same period, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index fell 13.01%, and the Lipper Inc. international funds average dropped 12.72%.

Q. What factors hurt the fund's relative performance during the past year?

A. The biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials by nearly 20 percentage points. More specifically, not owning such strong performers as Royal Bank of Scotland and National Australia Bank, each of which finished in positive territory, hurt the fund's relative return. At the same time, being exposed to diversified Japanese financials such as Nikko Cordial, Daiwa Securities and JAFCO proved disappointing, as each declined more than 25%. The other significant detractor was poor stock selection in health care. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, which fell more than 50% on a weak earnings outlook and possible accounting irregularities, and I eliminated the stock from the fund. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin.

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Fund Talk: The Manager's Overview - continued

Q. What factors enhanced the fund's relative return?

A. Stock selection in technology was the most helpful. Earlier in the period, I increased the fund's weighting of semiconductor stocks after it appeared that the industry's business cycle was improving. Holdings such as South Korea's Samsung Electronics and Taiwan's United Microelectronics rallied to higher pricing levels quite quickly and, despite giving back some of those gains as the period progressed, finished the period as positive absolute contributors. Another top performer was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year profit increase for the quarter ending in September. Overall, the fund's technology holdings depreciated in price by 6.7%, while the tech stocks included in the index fell 28.1%.

Q. What were your key strategies?

A. My main strategy was positioning the fund with more exposure to those sectors - namely technology, media and telecommunication services - that I felt were most likely to benefit from an economic recovery. While this positioning may have been a bit early because few regional economies showed much improvement, the fund's relative performance wasn't hurt as much as one might expect. Fortunately, my stock selection was superior to the index in all three of these industries, which helped offset the weakness sustained from our positioning.

Q. Did you pursue any other notable strategies?

A. I maintained a combined average weighting of 8.5% of net assets in companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were notably helpful. Further, I shifted some of the fund's energy weighting to Canadian stocks - including solid performers Talisman Energy and Suncor Energy - to minimize the risk associated with owning Middle East-driven oil companies, given tensions in the region.

Annual Report

Q. What's your outlook, Rick?

A. It's worth noting that many of the world's best companies are based overseas. Some of the most popular products in America - Honda and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors followed by Wall Street was a non-U.S. company. That said, I believe shareholders are well served to have a portion of their portfolios invested in overseas stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Start date: April 23, 1990

Size: as of October 31, 2002, more than $1.1 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Rick Mace on Japanese brokerage stocks:

"Three Japanese brokerage stocks - Nikko Cordial, Nomura Holdings and Daiwa Securities - were among the fund's largest holdings throughout the past year. Although an abrupt slide during the final two months of the period caused them to be detractors, I liked them for several reasons. First, they generate much of their revenues from commissions on securities trading. Although trading activity was at relatively low levels and commission structures fell during the past year, the companies continue to remain either at profitable or break-even levels amid this weak environment. Further, the recent deregulation of the securities markets in Japan could generate a potential windfall in business should the domestic economy rebound. I also liked them because they continued to acquire new assets - a nice accomplishment given the equity market's poor performance. Finally, while their institutional underwriting business has been terrible of late, I felt that weakness is currently reflected in their share prices, which are down sharply from their historical averages. Should the global economy and equity markets rebound, these businesses could bring in substantially higher revenues and elevate their stock performance."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	3.6	0.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.6	2.2
Nikko Cordial Corp. (Japan, Diversified Financials)	3.1	2.5
Nomura Holdings, Inc. (Japan, Diversified Financials)	3.0	2.6
TotalFinaElf SA Series B (France, Oil & Gas)	2.8	2.9
	16.1
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.1	25.5
Information Technology	19.2	13.5
Health Care	11.4	10.4
Energy	9.8	8.6
Telecommunication Services	8.5	5.3
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	22.9	27.5
United Kingdom	15.2	15.8
France	9.7	7.7
Netherlands	8.6	5.4
Switzerland	7.9	7.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks and Investment Companies 96.4%	Stocks, Investment Companies and Equity Futures 86.8%
Bonds 0.4%	Bonds 0.0%
Short-Term Investments and Net Other Assets 3.2%	Short-Term Investments and Net Other Assets 13.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1) (000s)
Australia - 1.0%
News Corp. Ltd. sponsored ADR	561,500	$ 11,101
QBE Insurance Group Ltd.	123,680	528
TOTAL AUSTRALIA		11,629
Brazil - 0.4%
Petroleo Brasileiro SA Petrobras sponsored ADR	311,400	4,120
Canada - 4.9%
Alcan, Inc.	1,018,600	28,683
Canadian Natural Resources Ltd.	124,200	3,394
EnCana Corp.	81,800	2,387
Precision Drilling Corp. (a)	88,600	3,029
Suncor Energy, Inc.	247,800	3,604
Talisman Energy, Inc.	380,400	13,961
TOTAL CANADA		55,058
Cayman Islands - 0.5%
Noble Corp. (a)	164,800	5,326
Denmark - 0.3%
Danske Bank AS	55,400	882
Novo-Nordisk AS Series B	94,100	2,595
TOTAL DENMARK		3,477
Finland - 3.6%
Nokia Corp.	2,459,000	40,863
France - 9.7%
Aventis SA (France)	291,414	17,252
AXA SA	534,560	7,974
BNP Paribas SA	558,190	22,244
Credit Lyonnais SA	172,100	6,115
Pechiney SA Series A	56,200	1,733
Pernod-Ricard	61,100	6,187
Sanofi-Synthelabo SA	94,300	5,764
Schneider Electric SA	30,100	1,394
Television Francaise 1 SA	254,500	6,550
Thomson SA (a)	164,800	3,036
TotalFinaElf SA Series B	227,996	31,017
TOTAL FRANCE		109,266
Germany - 4.4%
Allianz AG (Reg.)	91,200	9,576
BASF AG	113,900	4,221
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
Deutsche Boerse AG	284,365	$ 10,254
Infineon Technologies AG (a)	1,463,300	14,266
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	43,900	5,608
Schering AG	133,800	6,198
TOTAL GERMANY		50,123
Hong Kong - 2.8%
Cheung Kong Holdings Ltd.	234,000	1,553
China Mobile (Hong Kong) Ltd. (a)	3,834,500	9,395
CNOOC Ltd.	2,885,500	3,607
Hong Kong Exchanges & Clearing Ltd.	2,232,000	2,962
Hutchison Whampoa Ltd.	1,967,700	12,110
Sun Hung Kai Properties Ltd.	253,000	1,577
TOTAL HONG KONG		31,204
Italy - 1.2%
Telecom Italia Spa	1,295,828	10,367
Unicredito Italiano Spa	1,000,000	3,749
TOTAL ITALY		14,116
Japan - 22.9%
Advantest Corp.	68,300	2,246
Canon, Inc.	337,000	12,388
Credit Saison Co. Ltd.	350,600	6,923
Daiwa Securities Group, Inc.	4,652,000	21,712
Fujitsu Ltd.	867,500	2,810
Hoya Corp.	32,800	2,251
Ito-Yokado Co. Ltd.	331,400	10,330
JAFCO Co. Ltd.	178,600	7,505
Japan Telecom Holdings Co. Ltd.	874	2,296
KDDI Corp.	344	1,010
Keyence Corp.	13,400	2,217
Kyocera Corp.	124,200	7,329
Matsushita Electric Industrial Co. Ltd.	275,200	2,883
Mitsubishi Electric Corp. (a)	2,510,100	6,370
Mizuho Holdings, Inc.	1,312	1,991
Murata Manufacturing Co. Ltd.	157,200	7,427
NEC Corp.	647,000	2,376
Nikko Cordial Corp.	8,727,000	34,964
Nikon Corp.	505,000	3,527
Nintendo Co. Ltd.	10,200	982
Nippon Telegraph & Telephone Corp.	508	1,875
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nissan Motor Co. Ltd.	1,499,500	$ 11,513
Nomura Holdings, Inc.	2,976,000	34,239
Omron Corp.	610,000	7,217
ORIX Corp.	184,900	10,455
Rohm Co. Ltd.	81,500	10,261
Sony Corp.	196,900	8,514
Sumitomo Electric Industries Ltd.	610,000	3,096
Sumitomo Mitsui Banking Corp.	567,000	2,346
Takeda Chemical Industries Ltd.	407,900	16,941
Tokyo Electron Ltd.	125,800	5,071
Toshiba Corp. (a)	1,853,000	4,642
Toyota Motor Corp.	94,500	2,296
TOTAL JAPAN		258,003
Korea (South) - 1.4%
KT Corp.	47,300	1,944
KT Corp. sponsored ADR	47,900	984
Samsung Electronics Co. Ltd.	43,700	12,317
TOTAL KOREA (SOUTH)		15,245
Mexico - 1.4%
Grupo Televisa SA de CV sponsored ADR (a)	189,700	5,331
Telefonos de Mexico SA de CV sponsored ADR	337,700	10,300
TV Azteca SA de CV sponsored ADR	125,900	611
TOTAL MEXICO		16,242
Netherlands - 8.2%
Akzo Nobel NV	137,800	4,119
ASML Holding NV (a)	2,468,700	21,625
ING Groep NV (Certificaten Van Aandelen)	696,146	11,638
Koninklijke Ahold NV	331,600	4,168
Koninklijke Philips Electronics NV	399,000	7,148
STMicroelectronics NV (NY Shares)	398,400	7,837
Unilever NV (Certificaten Van Aandelen)	462,100	29,616
VNU NV	210,300	5,643
Vodafone Libertel NV (a)	79,200	600
TOTAL NETHERLANDS		92,394
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Norway - 0.6%
Norsk Hydro AS	80,200	$ 3,089
Statoil ASA	554,600	4,026
TOTAL NORWAY		7,115
Spain - 2.6%
Altadis SA (Spain)	162,500	3,434
Banco Popular Espanol SA (Reg.)	151,500	6,484
Banco Santander Central Hispano SA	1,494,760	9,158
NH Hoteles SA (a)	170,600	1,427
Telefonica SA	897,854	8,514
TOTAL SPAIN		29,017
Sweden - 0.6%
Nordea AB	1,162,500	4,762
Telefonaktiebolaget LM Ericsson ADR (a)	196,710	1,552
TOTAL SWEDEN		6,314
Switzerland - 7.9%
Converium Holding AG	64,770	2,613
Credit Suisse Group (Reg.)	1,296,202	24,743
Nestle SA (Reg.)	54,125	11,596
Novartis AG (Reg.)	613,430	23,378
Roche Holding AG (participation certificate)	156,530	11,072
Swiss Reinsurance Co. (Reg.)	88,911	6,169
UBS AG (Reg.)	149,104	7,100
Zurich Financial Services AG	19,180	1,805
TOTAL SWITZERLAND		88,476
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,433,754	1,921
United Microelectronics Corp. (a)	4,472,913	3,248
Winbond Electronics Corp. (a)	4,586,000	2,524
TOTAL TAIWAN		7,693
United Kingdom - 15.2%
3i Group PLC	375,400	2,931
Abbey National PLC	195,400	2,018
AstraZeneca PLC (United Kingdom)	414,100	15,549
BAA PLC	268,100	2,393
BP PLC	1,924,800	12,335
British Sky Broadcasting Group PLC (BSkyB) (a)	369,800	3,492
Cable & Wireless PLC	1,294,500	2,998
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Cadbury Schweppes PLC	557,500	$ 3,629
Carlton Communications PLC	794,300	1,553
Centrica PLC	789,400	2,248
Diageo PLC	590,700	6,659
GlaxoSmithKline PLC	1,447,369	27,276
HBOS PLC	428,100	4,739
Lloyds TSB Group PLC	2,045,400	17,601
mmO2 PLC (a)	4,173,900	3,135
Old Mutual PLC	1,614,100	2,008
Prudential PLC	1,289,500	9,220
Reed Elsevier PLC	393,400	3,475
Rio Tinto PLC (Reg.)	215,800	3,900
Smith & Nephew PLC	483,000	2,872
Vodafone Group PLC	25,664,516	40,858
TOTAL UNITED KINGDOM		170,889
United States of America - 6.0%
Baker Hughes, Inc.	174,000	5,055
BJ Services Co. (a)	74,000	2,244
ENSCO International, Inc.	173,200	4,683
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	227,250	2,772
Grant Prideco, Inc. (a)	292,500	2,826
Micron Technology, Inc. (a)	1,060,230	16,964
Motorola, Inc.	2,082,300	19,095
Smith International, Inc. (a)	20,000	625
Transocean, Inc.	129,100	2,838
Tyco International Ltd.	595,600	8,612
Weatherford International Ltd. (a)	43,900	1,758
TOTAL UNITED STATES OF AMERICA		67,472
TOTAL COMMON STOCKS (Cost $1,248,170)		1,084,042
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (a) (Cost $3,792)	257,600	500
Convertible Bonds - 0.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Netherlands - 0.4%
ASML Holding NV:
4.25% 11/30/04 (c) 5.75% 10/15/06 (c)	$ 2,520	$ 2,066
	2,660	2,268
TOTAL CONVERTIBLE BONDS (Cost $3,741)		4,334
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	21,478,769	21,479
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	14,977,176	14,977
TOTAL MONEY MARKET FUNDS (Cost $36,456)		36,456
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,292,159)		1,125,332
NET OTHER ASSETS - 0.0%		490
NET ASSETS - 100%		$ 1,125,822
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,334,000 or 0.4% of net assets.

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,015,671,000 and $903,675,000, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $6,732,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $7,767,000. The weighted average interest rate was 1.86%. Interest expense includes $4,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,322,000. The weighted average interest rate was 2.00%. Interest expense includes $1,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $408,929,000 of which $263,932,000 and $144,997,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $14,490) (cost $1,292,159) - See accompanying schedule		$ 1,125,332
Foreign currency held at value (cost $17,496)		17,416
Receivable for investments sold		13,094
Receivable for fund shares sold		538
Dividends receivable		1,508
Interest receivable		62
Receivable from investment adviser for expense reductions		19
Other receivables		8
Total assets		1,157,977

Liabilities
Payable for investments purchased	$ 8,361
Payable for fund shares redeemed	7,279
Accrued management fee	665
Distribution fees payable	458
Other payables and accrued expenses	415
Collateral on securities loaned, at value	14,977
Total liabilities		32,155

Net Assets		$ 1,125,822
Net Assets consist of:
Paid in capital		$ 1,728,982
Distributions in excess of net investment income		(1,032)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(435,242)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(166,886)
Net Assets		$ 1,125,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($44,492 ÷ 4,040 shares)	$ 11.01

Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($928,391 ÷ 83,044 shares)	$ 11.18

Maximum offering price per share (100/96.50 of $11.18)	$ 11.59
Class B: Net Asset Value and offering price per share ($53,431 ÷ 4,991 shares) A	$ 10.71

Class C: Net Asset Value and offering price per share ($36,396 ÷ 3,346 shares) A	$ 10.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($63,112 ÷ 5,678 shares)	$ 11.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends		$ 20,977
Interest		2,848
Security lending		557
		24,382
Less foreign taxes withheld		(2,017)
Total income		22,365

Expenses
Management fee Basic fee	$ 10,272
Performance adjustment	1,193
Transfer agent fees	3,907
Distribution fees	7,180
Accounting and security lending fees	714
Non-interested trustees' compensation	6
Custodian fees and expenses	438
Registration fees	74
Audit	97
Legal	30
Interest	5
Miscellaneous	66
Total expenses before reductions	23,982
Expense reductions	(683)	23,299
Net investment income (loss)		(934)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(145,778)
Foreign currency transactions	(180)
Futures contracts	(225)
Total net realized gain (loss)		(146,183)
Change in net unrealized appreciation (depreciation) on: Investment securities	(55,129)
Assets and liabilities in foreign currencies	508
Futures contracts	(357)
Total change in net unrealized appreciation (depreciation)		(54,978)
Net gain (loss)		(201,161)
Net increase (decrease) in net assets resulting from operations		$ (202,095)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (934)	$ 3,627
Net realized gain (loss)	(146,183)	(263,341)
Change in net unrealized appreciation (depreciation)	(54,978)	(282,386)
Net increase (decrease) in net assets resulting from operations	(202,095)	(542,100)
Distributions to shareholders from net investment income	-	(34,624)
Distributions to shareholders from net realized gain	-	(170,611)
Total distributions	-	(205,235)
Share transactions - net increase (decrease)	(103,769)	166,563
Total increase (decrease) in net assets	(305,864)	(580,772)

Net Assets
Beginning of period	1,431,686	2,012,458
End of period (including distributions in excess of net investment income of $1,032 and distributions in excess of net investment income of $3,550, respectively)	$ 1,125,822	$ 1,431,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.90	$ 19.88	$ 20.59	$ 16.32	$ 16.89
Income from Investment Operations
Net investment income (loss) C	.01	.06	.06 D	.10	.09
Net realized and unrealized gain (loss)	(1.90)	(4.89)	.38	4.42	.51
Total from investment operations	(1.89)	(4.83)	.44	4.52	.60
Distributions from net investment income	-	(.43)	(.08)	(.11)	(.21)
Distributions in excess of net investment income	-	-	(.09)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.15)	(1.15)	(.25)	(1.17)
Net asset value, end of period	$ 11.01	$ 12.90	$ 19.88	$ 20.59	$ 16.32
Total Return A, B	(14.65)%	(27.16)%	1.78%	28.05%	3.73%
Ratios to Average Net Assets E
Expenses before expense reductions	1.56%	1.46%	1.49%	1.55%	1.68%
Expenses net of voluntary waivers, if any	1.56%	1.46%	1.49%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.41%	1.46%	1.52%	1.54%
Net investment income (loss)	.07%	.40%	.28%	.57%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 46	$ 44	$ 23	$ 12
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.11	$ 20.13	$ 20.83	$ 16.48	$ 17.02
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.02 D	.07	.06
Net realized and unrealized gain (loss)	(1.92)	(4.99)	.39	4.46	.52
Total from investment operations	(1.93)	(4.95)	.41	4.53	.58
Distributions from net investment income	-	(.35)	(.06)	(.04)	(.16)
Distributions in excess of net investment income	-	-	(.07)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.07)	(1.11)	(.18)	(1.12)
Net asset value, end of period	$ 11.18	$ 13.11	$ 20.13	$ 20.83	$ 16.48
Total Return A, B	(14.72)%	(27.33)%	1.62%	27.74%	3.57%
Ratios to Average Net Assets E
Expenses before expense reductions	1.68%	1.62%	1.67%	1.72%	1.74%
Expenses net of voluntary waivers, if any	1.68%	1.62%	1.67%	1.72%	1.74%
Expenses net of all reductions	1.64%	1.57%	1.65%	1.69%	1.72%
Net investment income (loss)	(.05)%	.24%	.10%	.39%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 928	$ 1,185	$ 1,678	$ 1,480	$ 1,086
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 19.49	$ 20.25	$ 16.08	$ 16.69
Income from Investment Operations
Net investment income (loss) C	(.08)	(.06)	(.11) D	(.03)	(.03)
Net realized and unrealized gain (loss)	(1.84)	(4.83)	.39	4.34	.51
Total from investment operations	(1.92)	(4.89)	.28	4.31	.48
Distributions from net investment income	-	(.25)	(.03)	-	(.13)
Distributions in excess of net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(1.97)	(1.04)	(.14)	(1.09)
Net asset value, end of period	$ 10.71	$ 12.63	$ 19.49	$ 20.25	$ 16.08
Total Return A, B	(15.20)%	(27.83)%	1.02%	27.00%	3.00%
Ratios to Average Net Assets E
Expenses before expense reductions	2.43%	2.27%	2.27%	2.30%	2.34%
Expenses net of voluntary waivers, if any	2.30%	2.27%	2.27%	2.29%	2.30%
Expenses net of all reductions	2.26%	2.23%	2.25%	2.26%	2.29%
Net investment income (loss)	(.66)%	(.42)%	(.50)%	(.18)%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 80	$ 125	$ 89	$ 58
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.84	$ 19.80	$ 20.58	$ 16.37	$ 17.23
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.10) F	(.02)	(.03)
Net realized and unrealized gain (loss)	(1.88)	(4.89)	.39	4.43	.29
Total from investment operations	(1.96)	(4.94)	.29	4.41	.26
Distributions from net investment income	-	(.30)	(.04)	(.06)	(.16)
Distributions in excess of net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.02)	(1.07)	(.20)	(1.12)
Net asset value, end of period	$ 10.88	$ 12.84	$ 19.80	$ 20.58	$ 16.37
Total Return B, C, D	(15.26)%	(27.70)%	1.05%	27.21%	2.84%
Ratios to Average Net Assets H
Expenses before expense reductions	2.34%	2.19%	2.22%	2.25%	2.49% A
Expenses net of voluntary waivers, if any	2.30%	2.19%	2.22%	2.25%	2.30% A
Expenses net of all reductions	2.26%	2.14%	2.20%	2.22%	2.30% A
Net investment income (loss)	(.66)%	(.34)%	(.45)%	(.13)%	(.20)% A
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 52	$ 76	$ 35	$ 15
Portfolio turnover rate	73%	99%	132%	85%	74%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 19.95	$ 20.62	$ 16.36	$ 16.92
Income from Investment Operations
Net investment income (loss) B	.06	.12	.14 C	.17	.13
Net realized and unrealized gain (loss)	(1.92)	(4.91)	.38	4.39	.53
Total from investment operations	(1.86)	(4.79)	.52	4.56	.66
Distributions from net investment income	-	(.47)	(.10)	(.16)	(.26)
Distributions in excess of net investment income	-	-	(.11)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.19)	(1.19)	(.30)	(1.22)
Net asset value, end of period	$ 11.11	$ 12.97	$ 19.95	$ 20.62	$ 16.36
Total Return A	(14.34)%	(26.89)%	2.18%	28.30%	4.11%
Ratios to Average Net Assets D
Expenses before expense reductions	1.14%	1.06%	1.13%	1.18%	1.26%
Expenses net of voluntary waivers, if any	1.14%	1.06%	1.13%	1.18%	1.26%
Expenses net of all reductions	1.10%	1.02%	1.11%	1.15%	1.24%
Net investment income (loss)	.49%	.79%	.63%	.94%	.76%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 69	$ 90	$ 90	$ 77
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 100,944	|
Unrealized depreciation	(295,175)
Net unrealized appreciation (depreciation)	(194,231)
Capital loss carryforward	(408,929)
Total Distributable earnings	$ (603,160)
Cost for federal income tax purposes	$ 1,319,563

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts - continued

expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 118	$ -	$ 2
Class T	.26%	.25%	5,873	29	57
Class B	.75%	.25%	716	537	-
Class C	.75%	.25%	473	45	-
			$ 7,180	$ 611	$ 59

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 48	$ 18
Class T	119	34
Class B*	197	197
Class C*	8	8
	$ 372	$ 257

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 179.39
Class T	3,002.26
Class B	360.50
Class C	195.41
Institutional Class	171.22
	$ 3,907

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,442 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	2.30%	$ 93
Class C	2.30%	18
		$ 111

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 513
Class A	2	-
Class T	57	-
	$ 59	$ 513

9. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the fund.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2002	2001
From net investment income
Class A	$ -	$ 1,112
Class T	-	28,699
Class B	-	1,593
Class C	-	1,130
Institutional Class	-	2,090
Total	$ -	$ 34,624
From net realized gain
Class A	$ -	$ 4,448
Class T	-	141,075
Class B	-	10,959
Class C	-	6,481
Institutional Class	-	7,648
Total	$ -	$ 170,611
	$ -	$ 205,235

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	9,250	18,591	$ 120,262	$ 285,068
Reinvestment of distributions	-	299	-	5,252
Shares redeemed	(8,748)	(17,571)	(114,908)	(268,473)
Net increase (decrease)	502	1,319	$ 5,354	$ 21,847
Class T
Shares sold	34,800	43,963	$ 449,377	$ 706,809
Reinvestment of distributions	-	9,114	-	162,858
Shares redeemed	(42,125)	(46,077)	(538,683)	(746,478)
Net increase (decrease)	(7,325)	7,000	$ (89,306)	$ 123,189
Class B
Shares sold	738	1,055	$ 9,282	$ 16,841
Reinvestment of distributions	-	636	-	11,007
Shares redeemed	(2,060)	(1,776)	(25,749)	(26,704)
Net increase (decrease)	(1,322)	(85)	$ (16,467)	$ 1,144
Class C
Shares sold	967	2,132	$ 12,444	$ 34,004
Reinvestment of distributions	-	343	-	6,023
Shares redeemed	(1,683)	(2,237)	(21,549)	(35,016)
Net increase (decrease)	(716)	238	$ (9,105)	$ 5,011
Institutional Class
Shares sold	5,939	4,997	$ 77,765	$ 81,898
Reinvestment of distributions	-	194	-	3,417
Shares redeemed	(5,590)	(4,351)	(72,010)	(69,943)
Net increase (decrease)	349	840	$ 5,755	$ 15,372

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Overseas. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Trustee of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Trustee of Fidelity Advisor Series VIII. Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (40)
Year of Election or Appointment: 1996 Vice President of Advisor Overseas.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Name, Age; Principal Occupation
Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1990 Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002) and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

OS-ANN-1202 158332
1.538536.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Overseas Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity® Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Overseas - Inst CL	-14.34%	-14.52%	74.76%
MSCI® EAFE®	-13.01%	-13.72%	50.63%
International Funds Average	-12.72%	-12.25%	65.66%

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East Index (MSCI® EAFE®) - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - Inst CL	-14.34%	-3.09%	5.74%
MSCI EAFE	-13.01%	-2.91%	4.18%
International Funds Average	-12.72%	-2.87%	4.90%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Overseas Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Institutional Class on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the MSCI EAFE Index did over the same period.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The 12 months ending October 31, 2002, illustrated the virtues of having a foreign component in one's portfolio, as the majority of international equity benchmarks topped the -15.11% return of the Standard & Poor's 500SM Index, a popular measure of U.S. equity markets. Asian emerging markets were among the world's best performers. The Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia Free ex Japan Index - which measures the performance of stocks in emerging Asian markets, excluding Japan - gained 13.83%. South Korea was a primary contributor, as its equity yardstick, the KOSPI, advanced 32.37%. Looking more broadly, the MSCI Europe, Australasia, Far East (EAFE®) Index - designed to represent the performance of stock markets outside the U.S. and Canada - had a negative return of 13.01%, but still outperformed the S&P 500®. European and Latin American equity markets also declined in the 13% range. Canada trounced the U.S. on a relative basis, as the S&P/TSX Composite Index dropped only 6.44%, less the half the S&P 500's decline. Japan was one of the few markets to trail the U.S., partly because its corporate restructuring and tax reforms lost their momentum from earlier in the year. Japan's primary equity benchmark - the TOPIX - lost 17.91% for the overall 12-month period.

(Portfolio Manager photograph)
An interview with Rick Mace, Portfolio Manager of Fidelity Advisor Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12 months ending October 31, 2002, the fund's Institutional Class shares declined 14.34%. During the same period, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index fell 13.01%. The fund also compares its performance to the Lipper Inc. international funds average, which dropped 12.72% during the same time frame.

Q. What factors hurt the fund's relative performance during the past year?

A. The biggest detractor was unfavorable positioning in the financial sector. I underweighted bank stocks because I felt better opportunities for growth existed in brokerage, investment banking and other diversified financials that had more leverage to global economic improvement. However, few regions showed an increase in economic activity as the period progressed, and investors favored the stable earnings growth of traditional bank stocks, which outperformed diversified financials by nearly 20 percentage points. More specifically, not owning such strong performers as Royal Bank of Scotland and National Australia Bank, each of which finished in positive territory, hurt the fund's relative return. At the same time, being exposed to diversified Japanese financials such as Nikko Cordial, Daiwa Securities and JAFCO proved disappointing, as each declined more than 25%. The other significant detractor was poor stock selection in health care. Disappointments included an overweighting in Ireland-based pharmaceutical firm Elan, which fell more than 50% on a weak earnings outlook and possible accounting irregularities, and I eliminated the stock from the fund. Additionally, U.K.-based GlaxoSmithKline suffered from the loss of patent exclusivity on one major drug, antibiotic Augmentin.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors enhanced the fund's relative return?

A. Stock selection in technology was the most helpful. Earlier in the period, I increased the fund's weighting of semiconductor stocks after it appeared that the industry's business cycle was improving. Holdings such as South Korea's Samsung Electronics and Taiwan's United Microelectronics rallied to higher pricing levels quite quickly and, despite giving back some of those gains as the period progressed, finished the period as positive absolute contributors. Another top performer was Japanese printer, camera and optical component maker Canon, which benefited from a 53% year-over-year profit increase for the quarter ending in September. Overall, the fund's technology holdings depreciated in price by 6.7%, while the tech stocks included in the index fell 28.1%.

Q. What were your key strategies?

A. My main strategy was positioning the fund with more exposure to those sectors - namely technology, media and telecommunication services - that I felt were most likely to benefit from an economic recovery. While this positioning may have been a bit early because few regional economies showed much improvement, the fund's relative performance wasn't hurt as much as one might expect. Fortunately, my stock selection was superior to the index in all three of these industries, which helped offset the weakness sustained from our positioning.

Q. Did you pursue any other notable strategies?

A. I maintained a combined average weighting of 8.5% of net assets in companies based in South Korea, Taiwan, Canada and Mexico - none of which are part of the MSCI EAFE index. Our collective holdings in these countries made a significant contribution to the fund's relative return. Semiconductor investments in South Korea and Taiwan were notably helpful. Further, I shifted some of the fund's energy weighting to Canadian stocks - including solid performers Talisman Energy and Suncor Energy - to minimize the risk associated with owning Middle East-driven oil companies, given tensions in the region.
Annual Report

Q. What's your outlook, Rick?

A. It's worth noting that many of the world's best companies are based overseas. Some of the most popular products in America - Honda and Toyota automobiles, Nokia and Samsung cell phones, Heineken and Guinness beer - are made elsewhere in the world. A recent Fidelity study pointed out that 75% of the world's stocks are traded outside the U.S. Further, from 1992 to 2002 - often considered a boom period for U.S. stocks - the best-performing company in seven out of the 10 major equity market sectors followed by Wall Street was a non-U.S. company. That said, I believe shareholders are well served to have a portion of their portfolios invested in overseas stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Start date: April 23, 1990

Size: as of October 31, 2002, more than $1.1 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Rick Mace on Japanese brokerage stocks:

"Three Japanese brokerage stocks - Nikko Cordial, Nomura Holdings and Daiwa Securities - were among the fund's largest holdings throughout the past year. Although an abrupt slide during the final two months of the period caused them to be detractors, I liked them for several reasons. First, they generate much of their revenues from commissions on securities trading. Although trading activity was at relatively low levels and commission structures fell during the past year, the companies continue to remain either at profitable or break-even levels amid this weak environment. Further, the recent deregulation of the securities markets in Japan could generate a potential windfall in business should the domestic economy rebound. I also liked them because they continued to acquire new assets - a nice accomplishment given the equity market's poor performance. Finally, while their institutional underwriting business has been terrible of late, I felt that weakness is currently reflected in their share prices, which are down sharply from their historical averages. Should the global economy and equity markets rebound, these businesses could bring in substantially higher revenues and elevate their stock performance."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	3.6	0.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.6	2.2
Nikko Cordial Corp. (Japan, Diversified Financials)	3.1	2.5
Nomura Holdings, Inc. (Japan, Diversified Financials)	3.0	2.6
TotalFinaElf SA Series B (France, Oil & Gas)	2.8	2.9
	16.1
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.1	25.5
Information Technology	19.2	13.5
Health Care	11.4	10.4
Energy	9.8	8.6
Telecommunication Services	8.5	5.3
Top Five Countries as of October 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	22.9	27.5
United Kingdom	15.2	15.8
France	9.7	7.7
Netherlands	8.6	5.4
Switzerland	7.9	7.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
Stocks and Investment Companies 96.4%	Stocks, Investment Companies and Equity Futures 86.8%
Bonds 0.4%	Bonds 0.0%
Short-Term Investments and Net Other Assets 3.2%	Short-Term Investments and Net Other Assets 13.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1) (000s)
Australia - 1.0%
News Corp. Ltd. sponsored ADR	561,500	$ 11,101
QBE Insurance Group Ltd.	123,680	528
TOTAL AUSTRALIA		11,629
Brazil - 0.4%
Petroleo Brasileiro SA Petrobras sponsored ADR	311,400	4,120
Canada - 4.9%
Alcan, Inc.	1,018,600	28,683
Canadian Natural Resources Ltd.	124,200	3,394
EnCana Corp.	81,800	2,387
Precision Drilling Corp. (a)	88,600	3,029
Suncor Energy, Inc.	247,800	3,604
Talisman Energy, Inc.	380,400	13,961
TOTAL CANADA		55,058
Cayman Islands - 0.5%
Noble Corp. (a)	164,800	5,326
Denmark - 0.3%
Danske Bank AS	55,400	882
Novo-Nordisk AS Series B	94,100	2,595
TOTAL DENMARK		3,477
Finland - 3.6%
Nokia Corp.	2,459,000	40,863
France - 9.7%
Aventis SA (France)	291,414	17,252
AXA SA	534,560	7,974
BNP Paribas SA	558,190	22,244
Credit Lyonnais SA	172,100	6,115
Pechiney SA Series A	56,200	1,733
Pernod-Ricard	61,100	6,187
Sanofi-Synthelabo SA	94,300	5,764
Schneider Electric SA	30,100	1,394
Television Francaise 1 SA	254,500	6,550
Thomson SA (a)	164,800	3,036
TotalFinaElf SA Series B	227,996	31,017
TOTAL FRANCE		109,266
Germany - 4.4%
Allianz AG (Reg.)	91,200	9,576
BASF AG	113,900	4,221
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
Deutsche Boerse AG	284,365	$ 10,254
Infineon Technologies AG (a)	1,463,300	14,266
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	43,900	5,608
Schering AG	133,800	6,198
TOTAL GERMANY		50,123
Hong Kong - 2.8%
Cheung Kong Holdings Ltd.	234,000	1,553
China Mobile (Hong Kong) Ltd. (a)	3,834,500	9,395
CNOOC Ltd.	2,885,500	3,607
Hong Kong Exchanges & Clearing Ltd.	2,232,000	2,962
Hutchison Whampoa Ltd.	1,967,700	12,110
Sun Hung Kai Properties Ltd.	253,000	1,577
TOTAL HONG KONG		31,204
Italy - 1.2%
Telecom Italia Spa	1,295,828	10,367
Unicredito Italiano Spa	1,000,000	3,749
TOTAL ITALY		14,116
Japan - 22.9%
Advantest Corp.	68,300	2,246
Canon, Inc.	337,000	12,388
Credit Saison Co. Ltd.	350,600	6,923
Daiwa Securities Group, Inc.	4,652,000	21,712
Fujitsu Ltd.	867,500	2,810
Hoya Corp.	32,800	2,251
Ito-Yokado Co. Ltd.	331,400	10,330
JAFCO Co. Ltd.	178,600	7,505
Japan Telecom Holdings Co. Ltd.	874	2,296
KDDI Corp.	344	1,010
Keyence Corp.	13,400	2,217
Kyocera Corp.	124,200	7,329
Matsushita Electric Industrial Co. Ltd.	275,200	2,883
Mitsubishi Electric Corp. (a)	2,510,100	6,370
Mizuho Holdings, Inc.	1,312	1,991
Murata Manufacturing Co. Ltd.	157,200	7,427
NEC Corp.	647,000	2,376
Nikko Cordial Corp.	8,727,000	34,964
Nikon Corp.	505,000	3,527
Nintendo Co. Ltd.	10,200	982
Nippon Telegraph & Telephone Corp.	508	1,875
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nissan Motor Co. Ltd.	1,499,500	$ 11,513
Nomura Holdings, Inc.	2,976,000	34,239
Omron Corp.	610,000	7,217
ORIX Corp.	184,900	10,455
Rohm Co. Ltd.	81,500	10,261
Sony Corp.	196,900	8,514
Sumitomo Electric Industries Ltd.	610,000	3,096
Sumitomo Mitsui Banking Corp.	567,000	2,346
Takeda Chemical Industries Ltd.	407,900	16,941
Tokyo Electron Ltd.	125,800	5,071
Toshiba Corp. (a)	1,853,000	4,642
Toyota Motor Corp.	94,500	2,296
TOTAL JAPAN		258,003
Korea (South) - 1.4%
KT Corp.	47,300	1,944
KT Corp. sponsored ADR	47,900	984
Samsung Electronics Co. Ltd.	43,700	12,317
TOTAL KOREA (SOUTH)		15,245
Mexico - 1.4%
Grupo Televisa SA de CV sponsored ADR (a)	189,700	5,331
Telefonos de Mexico SA de CV sponsored ADR	337,700	10,300
TV Azteca SA de CV sponsored ADR	125,900	611
TOTAL MEXICO		16,242
Netherlands - 8.2%
Akzo Nobel NV	137,800	4,119
ASML Holding NV (a)	2,468,700	21,625
ING Groep NV (Certificaten Van Aandelen)	696,146	11,638
Koninklijke Ahold NV	331,600	4,168
Koninklijke Philips Electronics NV	399,000	7,148
STMicroelectronics NV (NY Shares)	398,400	7,837
Unilever NV (Certificaten Van Aandelen)	462,100	29,616
VNU NV	210,300	5,643
Vodafone Libertel NV (a)	79,200	600
TOTAL NETHERLANDS		92,394
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Norway - 0.6%
Norsk Hydro AS	80,200	$ 3,089
Statoil ASA	554,600	4,026
TOTAL NORWAY		7,115
Spain - 2.6%
Altadis SA (Spain)	162,500	3,434
Banco Popular Espanol SA (Reg.)	151,500	6,484
Banco Santander Central Hispano SA	1,494,760	9,158
NH Hoteles SA (a)	170,600	1,427
Telefonica SA	897,854	8,514
TOTAL SPAIN		29,017
Sweden - 0.6%
Nordea AB	1,162,500	4,762
Telefonaktiebolaget LM Ericsson ADR (a)	196,710	1,552
TOTAL SWEDEN		6,314
Switzerland - 7.9%
Converium Holding AG	64,770	2,613
Credit Suisse Group (Reg.)	1,296,202	24,743
Nestle SA (Reg.)	54,125	11,596
Novartis AG (Reg.)	613,430	23,378
Roche Holding AG (participation certificate)	156,530	11,072
Swiss Reinsurance Co. (Reg.)	88,911	6,169
UBS AG (Reg.)	149,104	7,100
Zurich Financial Services AG	19,180	1,805
TOTAL SWITZERLAND		88,476
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,433,754	1,921
United Microelectronics Corp. (a)	4,472,913	3,248
Winbond Electronics Corp. (a)	4,586,000	2,524
TOTAL TAIWAN		7,693
United Kingdom - 15.2%
3i Group PLC	375,400	2,931
Abbey National PLC	195,400	2,018
AstraZeneca PLC (United Kingdom)	414,100	15,549
BAA PLC	268,100	2,393
BP PLC	1,924,800	12,335
British Sky Broadcasting Group PLC (BSkyB) (a)	369,800	3,492
Cable & Wireless PLC	1,294,500	2,998
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Cadbury Schweppes PLC	557,500	$ 3,629
Carlton Communications PLC	794,300	1,553
Centrica PLC	789,400	2,248
Diageo PLC	590,700	6,659
GlaxoSmithKline PLC	1,447,369	27,276
HBOS PLC	428,100	4,739
Lloyds TSB Group PLC	2,045,400	17,601
mmO2 PLC (a)	4,173,900	3,135
Old Mutual PLC	1,614,100	2,008
Prudential PLC	1,289,500	9,220
Reed Elsevier PLC	393,400	3,475
Rio Tinto PLC (Reg.)	215,800	3,900
Smith & Nephew PLC	483,000	2,872
Vodafone Group PLC	25,664,516	40,858
TOTAL UNITED KINGDOM		170,889
United States of America - 6.0%
Baker Hughes, Inc.	174,000	5,055
BJ Services Co. (a)	74,000	2,244
ENSCO International, Inc.	173,200	4,683
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	227,250	2,772
Grant Prideco, Inc. (a)	292,500	2,826
Micron Technology, Inc. (a)	1,060,230	16,964
Motorola, Inc.	2,082,300	19,095
Smith International, Inc. (a)	20,000	625
Transocean, Inc.	129,100	2,838
Tyco International Ltd.	595,600	8,612
Weatherford International Ltd. (a)	43,900	1,758
TOTAL UNITED STATES OF AMERICA		67,472
TOTAL COMMON STOCKS (Cost $1,248,170)		1,084,042
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (a) (Cost $3,792)	257,600	500
Convertible Bonds - 0.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Netherlands - 0.4%
ASML Holding NV:
4.25% 11/30/04 (c) 5.75% 10/15/06 (c)	$ 2,520	$ 2,066
	2,660	2,268
TOTAL CONVERTIBLE BONDS (Cost $3,741)		4,334
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	21,478,769	21,479
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	14,977,176	14,977
TOTAL MONEY MARKET FUNDS (Cost $36,456)		36,456
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,292,159)		1,125,332
NET OTHER ASSETS - 0.0%		490
NET ASSETS - 100%		$ 1,125,822
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,334,000 or 0.4% of net assets.

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,015,671,000 and $903,675,000, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $6,732,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $7,767,000. The weighted average interest rate was 1.86%. Interest expense includes $4,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,322,000. The weighted average interest rate was 2.00%. Interest expense includes $1,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $408,929,000 of which $263,932,000 and $144,997,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $14,490) (cost $1,292,159) - See accompanying schedule		$ 1,125,332
Foreign currency held at value (cost $17,496)		17,416
Receivable for investments sold		13,094
Receivable for fund shares sold		538
Dividends receivable		1,508
Interest receivable		62
Receivable from investment adviser for expense reductions		19
Other receivables		8
Total assets		1,157,977

Liabilities
Payable for investments purchased	$ 8,361
Payable for fund shares redeemed	7,279
Accrued management fee	665
Distribution fees payable	458
Other payables and accrued expenses	415
Collateral on securities loaned, at value	14,977
Total liabilities		32,155

Net Assets		$ 1,125,822
Net Assets consist of:
Paid in capital		$ 1,728,982
Distributions in excess of net investment income		(1,032)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(435,242)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(166,886)
Net Assets		$ 1,125,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($44,492 ÷ 4,040 shares)	$ 11.01

Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($928,391 ÷ 83,044 shares)	$ 11.18

Maximum offering price per share (100/96.50 of $11.18)	$ 11.59
Class B: Net Asset Value and offering price per share ($53,431 ÷ 4,991 shares) A	$ 10.71

Class C: Net Asset Value and offering price per share ($36,396 ÷ 3,346 shares) A	$ 10.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($63,112 ÷ 5,678 shares)	$ 11.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends		$ 20,977
Interest		2,848
Security lending		557
		24,382
Less foreign taxes withheld		(2,017)
Total income		22,365

Expenses
Management fee Basic fee	$ 10,272
Performance adjustment	1,193
Transfer agent fees	3,907
Distribution fees	7,180
Accounting and security lending fees	714
Non-interested trustees' compensation	6
Custodian fees and expenses	438
Registration fees	74
Audit	97
Legal	30
Interest	5
Miscellaneous	66
Total expenses before reductions	23,982
Expense reductions	(683)	23,299
Net investment income (loss)		(934)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(145,778)
Foreign currency transactions	(180)
Futures contracts	(225)
Total net realized gain (loss)		(146,183)
Change in net unrealized appreciation (depreciation) on: Investment securities	(55,129)
Assets and liabilities in foreign currencies	508
Futures contracts	(357)
Total change in net unrealized appreciation (depreciation)		(54,978)
Net gain (loss)		(201,161)
Net increase (decrease) in net assets resulting from operations		$ (202,095)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (934)	$ 3,627
Net realized gain (loss)	(146,183)	(263,341)
Change in net unrealized appreciation (depreciation)	(54,978)	(282,386)
Net increase (decrease) in net assets resulting from operations	(202,095)	(542,100)
Distributions to shareholders from net investment income	-	(34,624)
Distributions to shareholders from net realized gain	-	(170,611)
Total distributions	-	(205,235)
Share transactions - net increase (decrease)	(103,769)	166,563
Total increase (decrease) in net assets	(305,864)	(580,772)

Net Assets
Beginning of period	1,431,686	2,012,458
End of period (including distributions in excess of net investment income of $1,032 and distributions in excess of net investment income of $3,550, respectively)	$ 1,125,822	$ 1,431,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.90	$ 19.88	$ 20.59	$ 16.32	$ 16.89
Income from Investment Operations
Net investment income (loss) C	.01	.06	.06 D	.10	.09
Net realized and unrealized gain (loss)	(1.90)	(4.89)	.38	4.42	.51
Total from investment operations	(1.89)	(4.83)	.44	4.52	.60
Distributions from net investment income	-	(.43)	(.08)	(.11)	(.21)
Distributions in excess of net investment income	-	-	(.09)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.15)	(1.15)	(.25)	(1.17)
Net asset value, end of period	$ 11.01	$ 12.90	$ 19.88	$ 20.59	$ 16.32
Total Return A, B	(14.65)%	(27.16)%	1.78%	28.05%	3.73%
Ratios to Average Net Assets E
Expenses before expense reductions	1.56%	1.46%	1.49%	1.55%	1.68%
Expenses net of voluntary waivers, if any	1.56%	1.46%	1.49%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.41%	1.46%	1.52%	1.54%
Net investment income (loss)	.07%	.40%	.28%	.57%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 46	$ 44	$ 23	$ 12
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 13.11	$ 20.13	$ 20.83	$ 16.48	$ 17.02
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.02 D	.07	.06
Net realized and unrealized gain (loss)	(1.92)	(4.99)	.39	4.46	.52
Total from investment operations	(1.93)	(4.95)	.41	4.53	.58
Distributions from net investment income	-	(.35)	(.06)	(.04)	(.16)
Distributions in excess of net investment income	-	-	(.07)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.07)	(1.11)	(.18)	(1.12)
Net asset value, end of period	$ 11.18	$ 13.11	$ 20.13	$ 20.83	$ 16.48
Total Return A, B	(14.72)%	(27.33)%	1.62%	27.74%	3.57%
Ratios to Average Net Assets E
Expenses before expense reductions	1.68%	1.62%	1.67%	1.72%	1.74%
Expenses net of voluntary waivers, if any	1.68%	1.62%	1.67%	1.72%	1.74%
Expenses net of all reductions	1.64%	1.57%	1.65%	1.69%	1.72%
Net investment income (loss)	(.05)%	.24%	.10%	.39%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 928	$ 1,185	$ 1,678	$ 1,480	$ 1,086
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 19.49	$ 20.25	$ 16.08	$ 16.69
Income from Investment Operations
Net investment income (loss) C	(.08)	(.06)	(.11) D	(.03)	(.03)
Net realized and unrealized gain (loss)	(1.84)	(4.83)	.39	4.34	.51
Total from investment operations	(1.92)	(4.89)	.28	4.31	.48
Distributions from net investment income	-	(.25)	(.03)	-	(.13)
Distributions in excess of net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(1.97)	(1.04)	(.14)	(1.09)
Net asset value, end of period	$ 10.71	$ 12.63	$ 19.49	$ 20.25	$ 16.08
Total Return A, B	(15.20)%	(27.83)%	1.02%	27.00%	3.00%
Ratios to Average Net Assets E
Expenses before expense reductions	2.43%	2.27%	2.27%	2.30%	2.34%
Expenses net of voluntary waivers, if any	2.30%	2.27%	2.27%	2.29%	2.30%
Expenses net of all reductions	2.26%	2.23%	2.25%	2.26%	2.29%
Net investment income (loss)	(.66)%	(.42)%	(.50)%	(.18)%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 80	$ 125	$ 89	$ 58
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.84	$ 19.80	$ 20.58	$ 16.37	$ 17.23
Income from Investment Operations
Net investment income (loss) E	(.08)	(.05)	(.10) F	(.02)	(.03)
Net realized and unrealized gain (loss)	(1.88)	(4.89)	.39	4.43	.29
Total from investment operations	(1.96)	(4.94)	.29	4.41	.26
Distributions from net investment income	-	(.30)	(.04)	(.06)	(.16)
Distributions in excess of net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.02)	(1.07)	(.20)	(1.12)
Net asset value, end of period	$ 10.88	$ 12.84	$ 19.80	$ 20.58	$ 16.37
Total Return B, C, D	(15.26)%	(27.70)%	1.05%	27.21%	2.84%
Ratios to Average Net Assets H
Expenses before expense reductions	2.34%	2.19%	2.22%	2.25%	2.49% A
Expenses net of voluntary waivers, if any	2.30%	2.19%	2.22%	2.25%	2.30% A
Expenses net of all reductions	2.26%	2.14%	2.20%	2.22%	2.30% A
Net investment income (loss)	(.66)%	(.34)%	(.45)%	(.13)%	(.20)% A
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 52	$ 76	$ 35	$ 15
Portfolio turnover rate	73%	99%	132%	85%	74%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 19.95	$ 20.62	$ 16.36	$ 16.92
Income from Investment Operations
Net investment income (loss) B	.06	.12	.14 C	.17	.13
Net realized and unrealized gain (loss)	(1.92)	(4.91)	.38	4.39	.53
Total from investment operations	(1.86)	(4.79)	.52	4.56	.66
Distributions from net investment income	-	(.47)	(.10)	(.16)	(.26)
Distributions in excess of net investment income	-	-	(.11)	-	-
Distributions from net realized gain	-	(1.72)	(.98)	(.14)	(.96)
Total distributions	-	(2.19)	(1.19)	(.30)	(1.22)
Net asset value, end of period	$ 11.11	$ 12.97	$ 19.95	$ 20.62	$ 16.36
Total Return A	(14.34)%	(26.89)%	2.18%	28.30%	4.11%
Ratios to Average Net Assets D
Expenses before expense reductions	1.14%	1.06%	1.13%	1.18%	1.26%
Expenses net of voluntary waivers, if any	1.14%	1.06%	1.13%	1.18%	1.26%
Expenses net of all reductions	1.10%	1.02%	1.11%	1.15%	1.24%
Net investment income (loss)	.49%	.79%	.63%	.94%	.76%
Supplemental Data
Net assets, end of period (in millions)	$ 63	$ 69	$ 90	$ 90	$ 77
Portfolio turnover rate	73%	99%	132%	85%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 100,944	|
Unrealized depreciation	(295,175)
Net unrealized appreciation (depreciation)	(194,231)
Capital loss carryforward	(408,929)
Total Distributable earnings	$ (603,160)
Cost for federal income tax purposes	$ 1,319,563

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts - continued

expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	.01%	.25%	$ 118	$ -	$ 2
Class T	.26%	.25%	5,873	29	57
Class B	.75%	.25%	716	537	-
Class C	.75%	.25%	473	45	-
			$ 7,180	$ 611	$ 59

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 48	$ 18
Class T	119	34
Class B*	197	197
Class C*	8	8
	$ 372	$ 257

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 179.39
Class T	3,002.26
Class B	360.50
Class C	195.41
Institutional Class	171.22
	$ 3,907

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,442 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	2.30%	$ 93
Class C	2.30%	18
		$ 111

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reductions") and to pay other fund expenses, such as custody fees ("Other Expense Reductions") collectively referred to as "Directed Brokerage" in the accompanying table. Directed brokerage generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of its Distribution Expense Reduction. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage
	Distribution expense reduction	Other expense reduction

Fund Level	$ -	$ 513
Class A	2	-
Class T	57	-
	$ 59	$ 513

9. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the fund.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2002	2001
From net investment income
Class A	$ -	$ 1,112
Class T	-	28,699
Class B	-	1,593
Class C	-	1,130
Institutional Class	-	2,090
Total	$ -	$ 34,624
From net realized gain
Class A	$ -	$ 4,448
Class T	-	141,075
Class B	-	10,959
Class C	-	6,481
Institutional Class	-	7,648
Total	$ -	$ 170,611
	$ -	$ 205,235

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	9,250	18,591	$ 120,262	$ 285,068
Reinvestment of distributions	-	299	-	5,252
Shares redeemed	(8,748)	(17,571)	(114,908)	(268,473)
Net increase (decrease)	502	1,319	$ 5,354	$ 21,847
Class T
Shares sold	34,800	43,963	$ 449,377	$ 706,809
Reinvestment of distributions	-	9,114	-	162,858
Shares redeemed	(42,125)	(46,077)	(538,683)	(746,478)
Net increase (decrease)	(7,325)	7,000	$ (89,306)	$ 123,189
Class B
Shares sold	738	1,055	$ 9,282	$ 16,841
Reinvestment of distributions	-	636	-	11,007
Shares redeemed	(2,060)	(1,776)	(25,749)	(26,704)
Net increase (decrease)	(1,322)	(85)	$ (16,467)	$ 1,144
Class C
Shares sold	967	2,132	$ 12,444	$ 34,004
Reinvestment of distributions	-	343	-	6,023
Shares redeemed	(1,683)	(2,237)	(21,549)	(35,016)
Net increase (decrease)	(716)	238	$ (9,105)	$ 5,011
Institutional Class
Shares sold	5,939	4,997	$ 77,765	$ 81,898
Reinvestment of distributions	-	194	-	3,417
Shares redeemed	(5,590)	(4,351)	(72,010)	(69,943)
Net increase (decrease)	349	840	$ 5,755	$ 15,372

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Overseas. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Trustee of Fidelity Advisor Series VIII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Trustee of Fidelity Advisor Series VIII. Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Richard R. Mace, Jr. (40)
Year of Election or Appointment: 1996 Vice President of Advisor Overseas.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Overseas. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Name, Age; Principal Occupation
Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Overseas. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1990 Advisor Overseas. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Overseas. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002) and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

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